                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2004 - June 30, 2004

Item 1: Reports to Shareholders

Vanguard® Variable Insurance Fund

June 30, 2004

semiannual report

Money Market Portfolio
Short-Term Corporate Portfolio
Total Bond Market Index Portfolio
High Yield Bond Portfolio
Balanced Portfolio
Equity Income Portfolio
Diversified Value Portfolio
Total Stock Market Index Portfolio
Equity Index Portfolio
Mid-Cap Index Portfolio
Growth Portfolio
Capital Growth Portfolio
Small Company Growth Portfolio
International Portfolio
REIT Index Portfolio

HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about your portfolio’s return and presents data and analysis that provide insight into the portfolio’s performance and investment approach.

By reading the analysis that accompanies your portfolio’s results, you’ll get an understanding of how the portfolio invests and how the market environment affected its performance. The statistical information that follows can help you understand how the portfolio’s performance and characteristics stack up against those of similar mutual funds and market benchmarks.

It’s important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the portfolio are spelled out in the prospectus.

CONTENTS
Market Perspective
Money Market Portfolio
Short-Term Corporate Portfolio
Total Bond Market Index Portfolio
High Yield Bond Portfolio
Balanced Portfolio
Equity Income Portfolio
Diversified Value Portfolio
Total Stock Market Index Portfolio
Equity Index Portfolio
Mid-Cap Index Portfolio
Growth Portfolio
Capital Growth Portfolio
Small Company Growth Portfolio
International Portfolio
REIT Index Portfolio

MARKET PERSPECTIVE

Dear Planholder,

During the first six months of 2004, rising interest rates were the markets’ dominant theme. The U.S. stock market began the year strongly, then stalled as the specter of inflation and the concomitant rise in interest rates unsettled investors. Rising rates translate directly into falling bond prices, and during the first half of the year, most bond benchmarks registered flat-to-negative total returns.

This report begins with a look at the market environment. You’ll find details about your portfolio’s six-month performance in the following pages.

We also encourage you to visit the Portfolio Profile for a snapshot statistical look at your portfolio’s investment characteristics and holdings.

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
THE VANGUARD GROUP

JULY 12, 2004

STOCKS GAINED AS THE ECONOMY REBOUNDED

The U.S. stock market registered moderate returns in a positive economic environment. Corporate earnings growth was strong, and consumers grew more confident as economic growth—and job creation—accelerated.

Gains were tempered, however, by a two-month period in which indicators of rising inflation rattled investors. Unrest in the Middle East and growing global demand pushed the price of crude oil past a level last seen more than 20 years earlier, during the Iran-Iraq War. But good economic news was back in the headlines in May and June, prompting a snapback for stocks.

---------------------------------------------------------------------------------------
Market Barometer                                                          Total Returns
                                                            Periods Ended June 30, 2004
                                                    -----------------------------------
                                                         Six         One           Five
                                                      Months        Year         Years*
---------------------------------------------------------------------------------------
         Russell 1000 Index (Large-caps)                3.3%       19.5%          -1.6%
         Russell 2000 Index (Small-caps)                 6.8        33.4            6.6
         Dow Jones Wilshire 5000 Index                   3.9        21.2           -1.1
Stocks   (Entire market)
         MSCI All Country World Index ex USA             4.1        32.5            1.0
         (International)
---------------------------------------------------------------------------------------
         Lehman Aggregate Bond Index                    0.2%        0.3%           6.9%
         (Broad taxable market)
Bonds    Lehman Municipal Bond Index                    -0.7         0.8            5.9
         Citigroup 3-Month Treasury Bill Index           0.5         1.0            3.1
=======================================================================================
CPI      Consumer Price Index                           2.9%        3.3%           2.7%
---------------------------------------------------------------------------------------
*Annualized.

For the six months, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 3.9%. The Russell 1000 Index of mid-to large-capitalization stocks produced a 3.3% gain, while the Russell 2000 Index, a proxy for small-cap stocks, jumped 6.8%. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) outdistanced growth stocks (those expected to produce above-average earnings growth).

European and Pacific markets produced local-currency returns topping those of U.S. stocks. However, international stock returns were dampened somewhat for U.S.-based investors as the rebounding domestic economy and rising interest rates caused the U.S. dollar to strengthen against many currencies. (A stronger U.S. currency means that foreign returns translate into fewer dollars.) Emerging-markets returns, in aggregate, were negative for the six-month period.

BONDS REACTED TO THE STRONGER ECONOMY

In the fixed income markets, interest rates rose across bond maturities, depressing prices. Rates stayed at historically low levels during the first half of the period, then rose sharply in April as the economy strengthened. For the six months, the yield of the benchmark 10-year U.S. Treasury note increased more than 30 basis points (0.30 percentage point), from 4.25% to 4.58%. At the short end of the maturity spectrum, rates climbed more sharply in anticipation of the Federal Reserve Board’s increase in its target federal funds rate. The Fed acted on June 30, lifting its target by 25 basis points, the first increase in four years. The yield of the 3-month Treasury bill, a proxy for money market rates, climbed from 0.92% at year-end 2003 to 1.26% on June 30.

As earnings growth fortified corporate balance sheets, corporate bonds became more attractive, enhancing their performance relative to Treasuries. This trend particularly benefited lesser-quality bonds; the Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, posted a six-month return of 1.4%, compared with the 0.2% return of the broad market, as measured by the Lehman Aggregate Bond Index.

VANGUARD® MONEY MARKET PORTFOLIO

Ultra-short-term interest rates continued to hover at 46-year lows during the first half of 2004. The Money Market Portfolio posted a six-month return of 0.5%—a modest result, but more than double the average 0.2% return of money market mutual funds, thanks to Vanguard’s low-cost advantage. The table below shows the portfolio’s result and those of its comparative standards. Please note that returns for the portfolios in the Vanguard Variable Insurance Fund are different from those of the portfolios in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

----------------------------------------------------------------
Total Returns                                   Six Months Ended
                                                   June 30, 2004
----------------------------------------------------------------
Money Market Portfolio                                      0.5%
(SEC 7-Day Annualized Yield: 1.10%)
Citigroup 3-Month Treasury Bill Index                        0.5
Average Money Market Fund*                                   0.2
----------------------------------------------------------------
*Derived from data provided by Lipper Inc.

As of June 30, the annualized yield of the Money Market Portfolio stood at 1.10%, or 19 basis points (0.19 percentage point) higher than at the start of the half-year. The Federal Reserve Board raised its target for the federal funds rate by 25 basis points to 1.25% on the very last day of the period. The portfolio maintained a share price of $1, as is expected by not guaranteed.

WHY COSTS MATTER

Costs make a difference in any investment portfolio, because they detract directly from the returns that an investor gets. But they are even more important for money market funds because portfolio managers fish from similar investment pools, with limited variability of returns. Vanguard’s funds typically have much lower expense ratios than the average mutual fund peer, giving us a leg up versus competitors. The portfolio’s investment advisor, Vanguard Fixed Income Group, has taken maximum advantage of this. Because there isn’t a need to stretch for higher yield to overcome higher costs, the advisor can deliver competitive returns while investing in a diversified portfolio with a bias toward conservative securities. In fact, the Money Market Portfolio has had a higher return than the average peer fund in each of the previous ten years.

YIELD SHOULD INCREASE IN COMING MONTHS

The Fed has made it clear that more incremental rate increases are likely, as fighting potential inflation has become a priority over bolstering an economy that’s already recovering at a healthy pace. This should be welcome news to money market investors.

That said, investors should not lose sight of the role of money market instruments in an overall portfolio: They provide liquidity and preservation of principal—ideal for meeting short-term needs, but not necessarily for achieving long-term goals. For those who have long time horizons, stocks and bonds have historically done a better job of outpacing inflation, albeit with greater volatility.

Thank you for entrusting your hard-earned assets to Vanguard.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

------------------------------------------------------
PORTFOLIO PROFILE               MONEY MARKET PORTFOLIO
                                   As of June 30, 2004
------------------------------------------------------
Financial Attributes

Yield                                             1.1%
Average Weighted Maturity                      50 days
Average Quality*                                   Aaa
Expense Ratio                                  0.16%**
------------------------------------------------------

------------------------------------------------------
Sector Diversification (% of portfolio)

Finance
Commercial Paper                                   47%
Certificates of Deposit                             28
Treasury/Agency                                     25
------------------------------------------------------
Total                                             100%
------------------------------------------------------

------------------------------------------------------
Distribution by Credit Quality* (% of portfolio)

Treasury/Agency/GSEs+                              25%
Aaa                                                 15
Aa                                                  58
A                                                    2
------------------------------------------------------
Total                                             100%
------------------------------------------------------

  *Source: Moody’s Investors Service.
**Annualized.
  +Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

Yield. A snapshot of a money market fund’s interest income. The yield, expressed as a percentage of net asset value, is based on income earned over the past Seven days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

PERFORMANCE SUMMARY                                                       MONEY MARKET PORTFOLIO
                                                                             As of June 30, 2004
Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio's SEC 7-day annualized yield as of June 30, 2004, was 1.10%. This annualized yield reflects the current earnings of the portfolio more closely than do the average annual returns.

[Fiscal-Year Total Returns (%) December 31, 1993-June 30, 2004]

----------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004

                                                                         Ten  Years
                                                  One    Five   ------------------------
                              Inception Date     Year   Years    Capital   Income  Total
----------------------------------------------------------------------------------------
Money Market Portfolio              5/2/1991    0.92%   3.32%      0.00%    4.39%  4.39%
----------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES                                           MONEY MARKET PORTFOLIO
                                                                             As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

----------------------------------------------------------------------------------------
Six Months Ended June 30, 2004
                                     Beginning                 Ending           Expenses
Money Market                     Account Value          Account Value        Paid During
Portfolio                           12/31/2003              6/30/2004            Period*
----------------------------------------------------------------------------------------
Based on
Actual Portfolio Return                 $1,000                 $1,005              $0.80
Based on
Hypothetical 5% Return                  $1,000                 $1,049              $0.82
----------------------------------------------------------------------------------------

*Expenses are equal to the portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

---------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group

                                                              Average
                                                                Money
                                     Portfolio            Market Fund
---------------------------------------------------------------------
Money Market Portfolio                   0.16%                 0.87%*
---------------------------------------------------------------------

*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

----------------------------------------------------------------------------------------
FINANCIAL STATEMENTS (unaudited)                                     As of June 30, 2004
STATEMENT OF NET ASSETS
----------------------------------------------------------------------------------------
                                                                          Face    Market
                                                          Maturity      Amount    Value^
Money Market Portfolio                        Yield*          Date       (000)     (000)
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (21.8%)
Federal Home Loan Bank**                      1.027%      7/2/2004     $ 1,905    $1,905
Federal Home Loan Bank**                      1.062%     7/14/2004       1,000     1,000
Federal Home Loan Bank**                      1.052%     7/21/2004       9,200     9,195
Federal Home Loan Bank**               1.058%-1.133%      8/4/2004      17,505    17,487
Federal Home Loan Bank**               1.063%-1.068%      8/6/2004      11,000    10,988
Federal Home Loan Bank**               1.123%-1.133%     8/11/2004      33,190    33,147
Federal Home Loan Bank**               1.173%-1.193%     8/13/2004       2,750     2,746
Federal Home Loan Bank**                      1.183%     8/18/2004         500       499
Federal Home Loan Bank**                      1.435%     9/17/2004       4,102     4,089
Federal National Mortgage Assn.**             1.033%      7/7/2004      20,584    20,580
Federal National Mortgage Assn.**             1.063%     7/28/2004      25,000    24,980
Federal National Mortgage Assn.**             1.133%      8/4/2004       4,000     3,996
Federal National Mortgage Assn.**      1.334%-1.425%      9/8/2004      17,000    16,955
Federal National Mortgage Assn.**             1.505%     9/22/2004         550       548
U.S. Treasury Bill                            0.975%      9/9/2004       5,932     5,921
U.S. Treasury Bill                            1.035%    10/14/2004      35,000    34,895
----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND
AGENCY OBLIGATIONS
(Cost $188,931)                                                                  188,931
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (46.8%)
----------------------------------------------------------------------------------------
Finance--Automobiles (5.4%)
DaimlerChrysler Rev. Auto Conduit LLC         1.081%      7/2/2004       2,924     2,924
DaimlerChrysler Rev. Auto Conduit LLC         1.221%     7/12/2004       2,857     2,856
DaimlerChrysler Rev. Auto Conduit LLC         1.231%     7/16/2004       3,500     3,498
DaimlerChrysler Rev. Auto Conduit LLC         1.062%     7/19/2004       8,000     7,996
New Center Asset Trust                        1.101%      7/7/2004         850       850
New Center Asset Trust                        1.103%      8/3/2004      16,600    16,583
Toyota Motor Credit                           1.153%     8/13/2004       8,500     8,488
Toyota Motor Credit                           1.183%     8/16/2004         300       300
Toyota Motor Credit                           1.334%      9/2/2004       3,000     2,993
                                                                                  ------
                                                                                  46,488
                                                                                  ------
Finance--Other (13.4%)
CAFCO, LLC                                    1.484%      9/1/2004 (1)   5,000     4,987
Delaware Funding                              1.212%      8/3/2004 (1)   4,000     3,996
General Electric Capital Corp.                1.153%      8/2/2004         500       499
General Electric Capital Corp.                1.233%     8/13/2004         200       200
General Electric Capital Corp.                1.334%      9/1/2004       7,000     6,984
General Electric Capital Corp.                1.334%      9/2/2004       4,000     3,991
General Electric Capital Corp.                1.394%      9/9/2004      10,000     9,973
Govco Inc.                                    1.052%      7/6/2004 (1)   6,800     6,799
Govco Inc.                                    1.364%      9/7/2004 (1)   5,500     5,486
Old Line Funding Corp.                        1.091%      7/6/2004 (1)   1,000     1,000
Old Line Funding Corp.                        1.131%      7/7/2004 (1)   2,000     2,000
Old Line Funding Corp.                        1.191%     7/12/2004 (1)   5,000     4,998
Old Line Funding Corp.                        1.251%     7/26/2004 (1)   1,900     1,898
Old Line Funding Corp.                        1.253%     8/20/2004 (1)   4,444     4,436
Old Line Funding Corp.                        1.485%     9/20/2004 (1)   2,900     2,890
Park Avenue Receivable Corp.                  1.221%     7/16/2004 (1)   4,500     4,498
Preferred Receivables Funding Co.             1.201%     7/13/2004 (1)   3,000     2,999
Preferred Receivables Funding Co.             1.211%     7/14/2004 (1)   4,000     3,998
Preferred Receivables Funding Co.             1.201%     7/15/2004 (1)   1,123     1,122
Preferred Receivables Funding Co.             1.261%     7/20/2004 (1)     500       500
Private Export Funding Corp.                  1.073%     7/27/2004 (1)   8,000     7,994
Private Export Funding Corp.                  1.133%     8/13/2004 (1)     750       749
Ticonderoga Funding LLC                        1.20%      7/6/2004 (1)   1,000     1,000
Ticonderoga Funding LLC                        1.20%      7/7/2004 (1)   5,000     4,999
Ticonderoga Funding LLC                        1.20%      7/8/2004 (1)   5,500     5,499
Triple A One Funding Corp.                    1.332%      8/2/2004 (1)   8,402     8,392
Variable Funding Capital Corp.                1.111%     7/12/2004 (1)   4,400     4,399
Variable Funding Capital Corp.                1.231%     7/20/2004 (1)   4,000     3,997

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

----------------------------------------------------------------------------------------
                                                                          Face    Market
                                                          Maturity      Amount   Value ^
Money Market Portfolio                         Yield*         Date       (000)     (000)
----------------------------------------------------------------------------------------
Yorktown Capital LLC                           1.231%    7/16/2004 (1) $ 5,700   $ 5,697
                                                                                  ------
                                                                                 115,980
                                                                                  ------
Foreign Banks (14.9%)
ABN-AMRO North America Finance Inc.            1.251%    7/21/2004       1,400     1,399
ABN-AMRO North America Finance Inc.            1.152%    7/29/2004       1,635     1,633
ABN-AMRO North America Finance Inc.            1.183%    8/12/2004         950       949
ABN-AMRO North America Finance Inc.            1.183%    8/19/2004         500       499
ANZ (Delaware) Inc.                            1.081%     7/7/2004       1,350     1,350
ANZ (Delaware) Inc.                            1.153%     8/9/2004         450       449
ANZ (Delaware) Inc.                            1.232%    8/10/2004       4,000     3,994
Barclays US Funding                            1.263%    8/24/2004       1,600     1,597
CBA (Delaware) Finance Inc.                    1.101%     7/6/2004         350       350
CBA (Delaware) Finance Inc.                    1.052%     7/8/2004       1,870     1,870
CBA (Delaware) Finance Inc.                    1.082%    7/13/2004       4,900     4,898
CBA (Delaware) Finance Inc.                    1.082%    7/15/2004         400       400
CBA (Delaware) Finance Inc.                    1.193%    8/10/2004       1,300     1,298
CBA (Delaware) Finance Inc.                    1.464%     9/7/2004       4,400     4,388
CBA (Delaware) Finance Inc.                    1.505%    9/13/2004       1,061     1,058
CBA (Delaware) Finance Inc.                    1.455%    9/17/2004       3,000     2,991
Danske Corp.                                   1.112%    7/21/2004       2,500     2,498
Danske Corp.                                   1.163%     8/3/2004       1,500     1,498
Danske Corp.                                   1.454%    9/14/2004         500       498
Danske Corp.                            1.465%-1.485%    9/17/2004       2,100     2,093
Danske Corp.                            1.485%-1.525%    9/20/2004       5,460     5,441
Dexia Delaware LLC                              1.47%    9/21/2004      10,000     9,967
European Investment Bank                       1.133%    8/12/2004       4,500     4,494
European Investment Bank                       1.274%     9/2/2004       4,000     3,991
HBOS Treasury Services PLC                     1.082%    7/22/2004       2,250     2,248
HBOS Treasury Services PLC                     1.202%     8/2/2004         550       549
HBOS Treasury Services PLC              1.304%-1.475%     9/7/2004       6,100     6,085
HBOS Treasury Services PLC                     1.505%    9/10/2004         300       299
HSH Nordbank AG                                1.241%    7/16/2004 (1)   5,600     5,597
ING (U.S.) Funding LLC                         1.465%    9/17/2004       5,000     4,984
ING (U.S.) Funding LLC                         1.475%    9/23/2004       5,000     4,983
Lloyds Bank                                    1.243%    8/24/2004       6,500     6,488
Rabobank USA Financial Corp.                   1.444%     9/7/2004       1,750     1,745
Rabobank USA Financial Corp.                   1.475%    9/13/2004      10,000     9,970
Royal Bank of Scotland PLC                     1.082%    7/14/2004         600       600
Royal Bank of Scotland PLC                     1.254%    8/26/2004         250       250
Societe Generale N.A. Inc.                     1.203%    8/16/2004       1,500     1,498
Societe Generale N.A. Inc.                     1.475%    9/14/2004       4,700     4,686
Svenska Handelsbanken, Inc.                    1.151%    7/14/2004         630       630
Svenska Handelsbanken, Inc.                    1.152%    7/21/2004         800       799
Svenska Handelsbanken, Inc.                    1.453%     9/1/2004       3,400     3,392
UBS Finance (Delaware), Inc.                   1.152%    7/13/2004         400       400
UBS Finance (Delaware), Inc.                   1.304%     9/1/2004         900       898
UBS Finance (Delaware), Inc.                   1.374%     9/7/2004       3,600     3,591
UBS Finance (Delaware), Inc.                   1.384%    9/10/2004         700       698
Westpac Capital Corp.                          1.052%     7/7/2004       1,800     1,800
Westpac Capital Corp.                          1.072%     7/8/2004       1,100     1,100
Westpac Trust Services New Zealand Ltd.        1.163%    8/10/2004       1,900     1,898
Westpac Trust Services New Zealand Ltd. 1.203%-1.263%    8/16/2004       4,775     4,768
                                                                                --------
                                                                                 129,559
                                                                                --------
Foreign Finance--Other (4.2%)
CDC Commercial Paper Corp.                     1.052%     7/8/2004 (1)     850       850
CDC Commercial Paper Corp.              1.152%-1.183%     8/4/2004 (1)   2,040     2,038
CDC Commercial Paper Corp.              1.203%-1.333%    8/17/2004 (1)   7,700     7,687
CDC Commercial Paper Corp.              1.233%-1.384%    8/24/2004 (1)   2,866     2,860
CDC Commercial Paper Corp.                     1.495%    9/22/2004 (1)   1,500     1,495
CDC Commercial Paper Corp.                     1.506%    9/24/2004 (1)   6,600     6,577
KFW International Finance Inc.                 1.143%     8/6/2004 (1)   1,000       999
KFW International Finance Inc.          1.173%-1.203%    8/10/2004 (1)   5,350     5,343
Oesterreichische Kontrollbank                  1.062%    7/21/2004       8,100     8,095
Oesterreichische Kontrollbank                  1.233%    8/26/2004         700       699
                                                                                 -------
                                                                                  36,643
                                                                                 -------

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

------------------------------------------------------------------------------------------------
                                                                                  Face   Market
                                                                 Maturity       Amount  Value ^
Money Market Portfolio                                 Yield*        Date        (000)    (000)
------------------------------------------------------------------------------------------------
Foreign Industrial (4.5%)
GlaxoSmithKline Finance PLC                            1.132%   7/26/2004 (1)  $ 8,800  $ 8,793
GlaxoSmithKline Finance PLC                            1.322%   8/20/2004 (1)    4,000    3,993
Nestle Capital Corp.                                   1.133%   8/11/2004 (1)    5,000    4,993
Nestle Capital Corp.                                   1.183%   8/16/2004 (1)    2,500    2,496
Shell Finance (UK) PLC                                 1.143%   8/11/2004        2,500    2,497
Shell Finance (UK) PLC                                 1.454%    9/9/2004          500      499
Siemens Capital Corp.                                  1.061%    7/7/2004          350      350
Total Capital                                          1.274%    9/3/2004 (1)    8,600    8,581
Total Capital                                   1.344%-1.455%   9/10/2004 (1)    5,000    4,986
Total Capital                                          1.525%   9/14/2004 (1)    1,600    1,595
                                                                                         ------
                                                                                         38,783
                                                                                         ------
Industrial (4.4%)
Pfizer Inc.                                            1.131%    8/9/2004 (1)    8,600    8,589
Pfizer Inc.                                            1.303%   8/20/2004 (1)    2,000    1,996
Pfizer Inc.                                            1.455%   9/20/2004 (1)   11,000   10,964
Procter & Gamble                                       1.201%   7/15/2004 (1)    2,943    2,942
Procter & Gamble                                       1.191%   7/21/2004 (1)    2,000    1,999
Procter & Gamble                                       1.132%    8/4/2004 (1)    2,500    2,497
Wal-Mart Stores, Inc.                                  1.051%    7/6/2004 (1)      340      340
Wal-Mart Stores, Inc.                                  1.072%   7/20/2004 (1)      250      250
Wal-Mart Stores, Inc.                                  1.201%   7/27/2004 (1)    8,000    7,993
Wal-Mart Stores, Inc.                                  1.153%    8/3/2004 (1)      900      899
                                                                                        -------
                                                                                         38,469
                                                                                        -------
Insurance
AIG Funding Inc.                                       1.051%    7/1/2004          350      350
                                                                                        -------
------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(Cost $406,272)                                                                         406,272
------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (21.3%)
------------------------------------------------------------------------------------------------
Certificates of Deposit--U.S. Banks (4.0%)
State Street Bank & Trust                               1.32%    9/7/2004        5,000     5,000
State Street Bank & Trust                               1.43%   9/15/2004        4,000     4,000
State Street Bank & Trust                               1.46%   9/21/2004        6,000     6,000
State Street Bank & Trust                               1.46%   9/22/2004        6,000     6,000
Wells Fargo Bank, NA                                    1.09%   7/12/2004        8,800     8,800
Wells Fargo Bank, NA                                    1.19%   7/15/2004        5,000     5,000
                                                                                         -------
                                                                                          34,800
                                                                                         -------
Yankee Certificates of Deposit--U.S. Branches
(17.3%)
Australia & New Zealand Banking Group (New              1.45%   9/22/2004        2,000     2,000
York Branch)
Bank of Nova Scotia (Chicago Branch)                    1.28%   8/16/2004        5,000     5,000
BNP Paribas (New York Branch)                          1.075%   7/23/2004        8,100     8,100
BNP Paribas (New York Branch)                           1.11%    8/3/2004          720       720
BNP Paribas (New York Branch)                           1.33%    9/7/2004        4,000     4,000
Calyon (New York Branch)                                1.19%   8/17/2004        8,750     8,750
Calyon (New York Branch)                                1.33%    9/7/2004        4,000     4,000
Calyon (New York Branch)                               1.485%   9/24/2004        4,000     4,000
Deutsche Bank AG (New York Branch)                      1.10%   8/30/2004        1,400     1,399
Dexia Bank (New York Branch)                            1.46%   9/21/2004        4,000     4,000
Fortis Bank NV-SA (New York Branch)                     1.05%   7/12/2004        7,795     7,795
Fortis Bank NV-SA (New York Branch)                     1.18%   8/18/2004          900       900
Fortis Bank NV-SA (New York Branch)                     1.30%    9/1/2004        3,000     3,000
Fortis Bank NV-SA (New York Branch)                     1.34%    9/9/2004        5,500     5,500
HSBC Bank USA (New York Branch)                         1.07%   7/28/2004        4,100     4,100
HSBC Bank USA (New York Branch)                         1.17%   8/13/2004        4,400     4,400
HSBC Bank USA (New York Branch)                         1.45%   9/21/2004        5,000     5,000
HSH Nordbank AG (New York Branch)                       1.11%    8/9/2004        8,300     8,300
HSH Nordbank AG (New York Branch)                       1.27%    9/1/2004          400       400
HSH Nordbank AG (New York Branch)                       1.30%    9/1/2004        3,000     3,000
Landesbank Baden-Wuerttemberg (New York Branch)         1.05%    7/6/2004        8,000     8,000
Landesbank Baden-Wuerttemberg (New York Branch)         1.35%    9/7/2004        4,000     4,000
Landesbank Baden-Wuerttemberg (New York Branch)         1.38%    9/8/2004        5,000     5,000
Landesbank Baden-Wuerttemberg (New York Branch)         1.48%   9/13/2004        4,500     4,500
Landesbank Hessen-Thueringen (New York Branch)         1.305%    9/1/2004        3,250     3,250
Lloyds Bank (New York Branch)                           1.06%   7/14/2004        2,000     2,000

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

------------------------------------------------------------------------------------------------
                                                                                Face      Market
                                                               Maturity       Amount     Value ^
Money Market Portfolio                          Yield*             Date        (000)       (000)
------------------------------------------------------------------------------------------------
Lloyds Bank (New York Branch)                    1.50%        9/27/2004      $ 2,000     $ 2,000
Rabobank Nederlanden (New York Branch)           1.05%        7/22/2004        4,600       4,600
Rabobank Nederlanden (New York Branch)          1.185%        8/17/2004        2,400       2,400
Rabobank Nederlanden (New York Branch)           1.39%         9/8/2004        3,000       3,000
Royal Bank of Scotland PLC (New York Branch)     1.15%        8/12/2004        7,400       7,400
Societe Generale (New York Branch)               1.34%         9/9/2004        4,000       4,000
UBS AG (Stamford Branch)                        1.335%         9/9/2004        9,000       9,000
UBS AG (Stamford Branch)                         1.52%        9/27/2004        6,500       6,500
                                                                                        --------
                                                                                         150,014
                                                                                        --------
------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(Cost $184,814)                                                                          184,814
------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (7.3%)
------------------------------------------------------------------------------------------------
ABN-AMRO Bank N.V.                              1.485%        9/27/2004        5,000       5,000
Barclays Bank PLC                               1.065%        7/22/2004        8,000       8,000
Barclays Bank PLC                                1.34%         9/9/2004        8,000       8,000
BNP Paribas                                      1.43%        9/14/2004        4,000       4,000
HBOS Treasury Services PLC                       1.36%        9/10/2004        6,000       6,000
ING Bank N.V.                                    1.35%        9/10/2004        7,000       7,000
Landesbank Hessen-Thueringen                     1.46%        9/17/2004        8,000       8,000
Royal Bank of Scotland PLC                       1.49%        9/27/2004       10,000      10,000
Societe Generale                                 1.10%         8/9/2004        3,000       3,000
Societe Generale                                 1.35%        9/10/2004        4,000       4,000
------------------------------------------------------------------------------------------------

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
(Cost $63,000)                                                                            63,000
------------------------------------------------------------------------------------------------

OTHER NOTES (0.9%)
U.S. Bank N.A.
(Cost $7,999)                                   1.085%        8/17/2004        8,000       7,999
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.0%)
Collateralized by U.S. Government Obligations
in a Pooled Cash Account
(Cost $17,604)                                  1.468%         7/1/2004       17,604      17,604
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
(Cost $868,620)                                                                          868,620
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
Other Assets--Note B                                                                       2,332
Liabilities                                                                              (3,357)
                                                                                        --------
                                                                                         (1,025)
                                                                                        --------
------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------
Applicable to 867,517,663 outstanding $.001
par value shares of beneficial interest (unlimited
authorization)                                                                          $867,595
================================================================================================

NET ASSET VALUE PER SHARE                                                                  $1.00
================================================================================================

^See Note A in Notes to Financial Statements.

*Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities. **The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action. (1) Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At June 30, 2004, the value of these securities was $201,685,000, representing 23.2% of net assets.

------------------------------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------
                                                                                 Amount      Per
                                                                                  (000)    Share
------------------------------------------------------------------------------------------------
Paid-in Capital                                                                $867,518    $1.00
Undistributed Net Investment Income                                                  --       --
Accumulated Net Realized Gains                                                       77       --
Unrealized Appreciation                                                              --       --
------------------------------------------------------------------------------------------------
NET ASSETS                                                                     $867,595    $1.00
================================================================================================

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
                                                      Money Market Portfolio
                                              Six Months Ended June 30, 2004
                                                                       (000)
----------------------------------------------------------------------------
INVESTMENT INCOME
Income
Interest                                                              $4,498
----------------------------------------------------------------------------
Total Income                                                           4,498
----------------------------------------------------------------------------
Expenses
The Vanguard Group--Note B
Investment Advisory Services                                              56
Management and Administrative                                            481
Marketing and Distribution                                                85
Custodian Fees                                                             8
Shareholders' Reports                                                     19
----------------------------------------------------------------------------
Total Expenses                                                           649
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  3,849
----------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (38)
----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES                                                  --
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                             $3,811
============================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                  Money Market Portfolio
                                       -------------------------------------
                                        Six Months Ended          Year Ended
                                           June 30, 2004       Dec. 31, 2003
                                                   (000)               (000)
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                            $ 3,849$              9,762
Realized Net Gain (Loss)                            (38)                  97
Change in Unrealized Appreciation
(Depreciation)                                        --                  --
----------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                          3,811               9,859
----------------------------------------------------------------------------
Distributions
Net Investment Income                            (3,849)             (9,762)
Realized Capital Gain                                 --                  --
----------------------------------------------------------------------------
Total Distributions                              (3,849)             (9,762)
----------------------------------------------------------------------------
Capital Share Transactions1
Issued                                           269,263             439,309
Issued in Lieu of Cash Distributions               3,849               9,762
Redeemed                                       (267,365)           (640,006)
----------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                         5,747           (190,935)
----------------------------------------------------------------------------
Total Increase (Decrease)                          5,709           (190,838)
----------------------------------------------------------------------------
Net Assets
Beginning of Period                              861,886           1,052,724
----------------------------------------------------------------------------
End of Period                                   $867,595         $   861,886
============================================================================

1Shares Issued (Redeemed)
Issued                                           269,263             439,309
Issued in Lieu of Cash Distributions               3,849               9,762
Redeemed                                       (267,365)           (640,006)
----------------------------------------------------------------------------
Net Increase (Decrease) in
Shares Outstanding                                 5,747           (190,935)
============================================================================

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

Money Market Portfolio
                                                Year Ended
                                                December 31,  Oct. 1 to Year Ended September 30,
For a Share Outstanding     Six Months Ended    ------------   Dec. 31,  -----------------------
Throughout Each Period         June 30, 2004    2003    2002      2001*     2001    2000    1999
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $1.00   $1.00   $1.00      $1.00    $1.00   $1.00   $1.00
Investment Operations
Net Investment Income                   .005    .010    .017       .007     .052    .061    .050
Net Realized and
Unrealized Gain                           --      --      --         --       --      --      --
(Loss) on Investments
Total from Investment
Operations                              .005    .010    .017       .007     .052    .061    .050
Distributions
Dividends from Net
Investment Income                     (.005)  (.010)  (.017)     (.007)   (.052)  (.061)  (.050)
Distributions from
Realized Capital Gains                    --      --      --         --       --      --      --
Total Distributions                   (.005)  (.010)  (.017)     (.007)   (.052)  (.061)  (.050)
Net Asset Value,
End of Period                          $1.00   $1.00   $1.00      $1.00    $1.00   $1.00   $1.00
Total Return                           0.46%   1.01%   1.73%      0.69%    5.34%   6.21%   5.09%
Ratios/Supplemental Data
Net Assets, End of Period
(Millions)                              $868    $862  $1,053     $1,034   $1,032    $861    $723
Ratio of Total Expenses
to Average                           0.16%**   0.20%   0.21%    0.18%**    0.18%   0.17%   0.20%
Net Assets
Ratio of Net Investment
Income to Average Net Assets         0.92%**   1.01%   1.71%    2.73%**    5.14%   6.06%   4.98%

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued at amortized cost, which approximates market value.

2.	Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

5.	Other: Other: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities.

B.	The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $127,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

VANGUARD® SHORT-TERM CORPORATE PORTFOLIO

During the first half of 2004, the Short-Term Corporate Portfolio gained 0.1%, a modest return that was a bit higher than the result of its average mutual fund peer. Like the broad bond market, the Short-Term Corporate Portfolio suffered meaningful price declines in April and May that offset most of the income earned over the period.

The table below shows six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that returns for the portfolios in the Vanguard Variable Insurance Fund are different from those of the portfolios in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Reflective of the rising interest rate environment, your portfolio’s yield was 3.12% as of June 30, or 16 basis points (0.16 percentage point) higher than at the start of the period.

        We should note that, by the time you receive this report, the portfolio’s name will have changed to Short-Term Investment-Grade Portfolio, reflecting a broader investment mandate. Previously, at least 80% of assets had to be invested in investment-grade corporate fixed income securities. The new policy deletes the word “corporate,” allowing the advisor the flexibility of investing additional assets in other investment-grade issues, such as government, agency, and mortgage-backed securities, though the fund will continue to invest primarily in corporate issues.

---------------------------------------------------------------------------------------------
Total Returns                                                                Six Months Ended
                                                                                June 30, 2004
---------------------------------------------------------------------------------------------
Short-Term Corporate Portfolio                                                           0.1%
Lehman 1-5 Year U.S. Credit Index                                                         0.1
Average 1-5 Year Investment
Grade Debt Fund*                                                                         -0.1
Lehman Aggregate Bond Index                                                               0.2
---------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

STRONG ECONOMIC DATA CAUSED PRICES TO FALL

Bonds in general enjoyed stellar price gains during the first quarter. However, reports indicating the economy was recovering at a healthy pace—coupled with the Federal Reserve Board telegraphing its intent to raise short-term interest rates—caused prices to fall early in the second quarter. Among short-term bonds, investment-grade corporate issues posted slightly higher returns than government issues during the full six months, a slight advantage for the portfolio, which has a higher concentration of corporate issues than the average peer fund. However, the portfolio’s shorter duration relative to both benchmarks during a period of rising rates, coupled with Vanguard’s low costs, played a greater role in the better relative performance.

THE GOOD NEWS FOR BOND INVESTORS

The recent disappointing performance of bonds, with the possibility of more rate hikes to come, might tempt some investors to abandon fixed income securities altogether. However, for those investors with longer time horizons who are reinvesting the distributions, rising yields are good news: While it may mean the temporary decline of principal value on paper, interest income will be reinvested in securities with lower prices and higher yields, resulting in higher total returns over the long run.

And whether it’s an environment of rising or falling interest rates, bond portfolios still serve the valuable function of providing current income, while serving as ballast for more volatile stocks in an investor’s overall portfolio. Because they are less sensitive to changes in interest rates than longer-maturity funds, short-term bond portfolios can also serve as a cash alternative, providing a higher yield than money market portfolios but with less volatility than longer-term bonds.

Thank you for entrusting your hard-earned assets to Vanguard.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

PORTFOLIO PROFILE                                                 SHORT-TERM CORPORATE PORTFOLIO
                                                                             As of June 30, 2004
------------------------------------------------------------------------------------------
Financial Attributes
                                                             Comparative             Broad
                                      Portfolio                   Index*           Index**
------------------------------------------------------------------------------------------
Number of Issues                            539                    1,407             5,700
Yield                                      3.1%                       --                --
Yield to Maturity                         3.2%+                     3.7%              4.7%
Average Coupon                             4.0%                     5.5%              5.4%
Average Effective Maturity            2.4 years                2.9 years         7.5 years
Average Quality++                           Aa3                       A1               Aa1
Average Duration                      1.8 years                2.6 years         4.8 years
Expense Ratio                            0.15%++                      --                --
Short-Term Reserves                          3%                       --                --
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Volatility Measures
                                                Comparative                          Broad
                             Portfolio               Index*       Portfolio        Index**
------------------------------------------------------------------------------------------
R-Squared                         0.93                 1.00            0.87           1.00
Beta                              0.70                 1.00            0.46           1.00
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Distribution by Maturity (% of portfolio)

Under 1 Year                                                               16%
1-3 Years                                                                   64
3-5 Years                                                                   18
5-10 Years                                                                   3
Over 10 Years                                                             -1‡‡
-------------------------------------------------------------------------------
Total                                                                     100%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sector Diversification (% of portfolio)

Asset-Backed                                                               23%
Finance                                                                     28
Foreign                                                                      0
Government Mortgage-Backed                                                  11
Industrial                                                                  31
Treasury/Agency                                                           -3‡‡
Utilities                                                                    6
Other                                                                        1
-------------------------------------------------------------------------------
Short-Term Reserves                                                         3%
-------------------------------------------------------------------------------
Total                                                                     100%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Distribution by Credit Quality++ (% of portfolio)

Treasury/Agency/GSEsss.                                                     8%
Aaa                                                                         30
Aa                                                                          18
A                                                                           25
Baa                                                                         19
-------------------------------------------------------------------------------
Total                                                                     100%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Focus

  *Lehman 1–5 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
  †Before expenses.
††Source:Moody’s Investors Service.
  ‡Annualized.
‡‡Figure is negative because of short positions in Treasury note and bond futures.
  §Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

PORTFOLIO PROFILE                                                 SHORT-TERM CORPORATE PORTFOLIO
                                                                             As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

[FISCAL-YEAR TOTAL RETURNS (%) February 8, 1999-June 30, 2004]

--------------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004

                                                                        Since Inception
                                                      One   Five  --------------------------
                                   Inception Date    Year  Years  Capital    Income    Total
--------------------------------------------------------------------------------------------
Short-Term Corporate Portfolio           2/8/1999   0.71%  5.56%    0.77%     4.41%    5.18%
--------------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

ABOUT YOUR PORFOLIO'S EXPENSES                                    SHORT-TERM CORPORATE PORTFOLIO
                                                                             As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

•Basedon actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

--------------------------------------------------------------------------------
Six Months Ended June 30, 2004
                                    Beginning           Ending         Expenses
Short-Term                      Account Value    Account Value      Paid During
Corporate Portfolio                12/31/2003        6/30/2004          Period*
--------------------------------------------------------------------------------
Based on
Actual Portfolio Return                $1,000           $1,001            $0.75
Based on
Hypothetical 5% Return                 $1,000           $1,049            $0.76
--------------------------------------------------------------------------------

*Expenses are equal to the portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                                         Average
                                                                        1-5 Year
                                                                      Investment
                                                                      Grade Debt
                                               Portfolio                    Fund
--------------------------------------------------------------------------------
Short-Term Corporate Portfolio                     0.15%                  0.94%*
--------------------------------------------------------------------------------

*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

--------------------------------------------------------------------------------------
FINANCIAL STATEMENTS (unaudited)                                 As of June 30, 2004
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------------
                                                                          Face  Market
                                                   Maturity             Amount  Value^
Short-Term Corporate Portfolio          Coupon         Date              (000)   (000)
--------------------------------------------------------------------------------------
CORPORATE BONDS (83.2%)
--------------------------------------------------------------------------------------
Asset-Backed/Commercial Mortgage-
Backed Securities (22.6%)
AESOP Funding II LLC                     2.75%    7/20/2007    (1)(2)  $   850   $ 845
AESOP Funding II LLC                     2.76%    4/20/2008    (1)(2)      450     441
Ameriquest Mortgage Securities Inc.      2.43%    7/25/2033       (1)      601     600
Bank of America Mortgage Securities     4.654%    6/25/2032       (1)      134     135
Bank of America Mortgage Securities     4.428%    8/25/2032       (1)       48      48
Bank of America Mortgage Securities     4.879%    9/25/2032       (1)      199     201
Bank of America Mortgage Securities     4.183%    5/25/2033       (1)      574     568
Bank of America Mortgage Securities     3.632%    2/25/2034       (1)      549     538
Bank One Issuance Trust                  4.16%    1/15/2008       (1)    1,500   1,524
Bank One Issuance Trust                 1.289%   10/15/2008    (1)(3)      900     901
Bank One Issuance Trust                 1.269%   10/15/2009    (1)(3)      460     459
BMW Floorplan Master Owner Trust         1.33%   10/17/2008 (1)(2)(3)    2,500   2,500
BMW Floorplan Master Owner Trust         1.48%   10/17/2008 (1)(2)(3)      230     230
BMW Vehicle Owner Trust                  5.46%   11/25/2007       (1)      170     171
BMW Vehicle Owner Trust                  1.94%    2/25/2008       (1)    1,250   1,248
BMW Vehicle Owner Trust                  2.53%    2/25/2008       (1)    1,250   1,237
BMW Vehicle Owner Trust                  2.67%    3/25/2008       (1)    1,000     994
California Infrastructure &
Economic Development Bank Special
Purpose Trust PG&E-1                     6.42%    9/25/2008       (1)    1,645   1,717
California Infrastructure &
Economic Development Bank Special
Purpose Trust SCE-1                      6.38%    9/25/2008       (1)    1,574   1,645
California Infrastructure &
Economic Development Bank Special
Purpose Trust SDG&E-1                    6.31%    9/25/2008       (1)      224     234
Capital Auto Receivables Asset
Trust                                    3.05%    9/15/2005       (1)      798     801
Capital Auto Receivables Asset
Trust                                    2.27%    1/17/2006       (1)      500     500
Capital Auto Receivables Asset
Trust                                    2.64%   11/17/2008       (1)      500     486
Capital One Multi-Asset Execution
Trust                                    2.95%    8/17/2009       (1)    1,500   1,489
Chase Credit Card Master Trust          1.349%    7/15/2010    (1)(3)    1,700   1,703
Chase Funding Mortgage Loan
Asset-Backed Certificates               2.727%    3/25/2020       (1)      690     684
Chase Manhattan Auto Owner Trust         3.49%    3/15/2006       (1)       99      99
Chase Manhattan Auto Owner Trust         2.26%   11/15/2007       (1)      970     963
Chase Manhattan Auto Owner Trust         2.08%    5/15/2008       (1)    1,500   1,479
Citibank Credit Card Issuance
Trust                                    7.45%    9/15/2007       (1)      210     221
Citibank Credit Card Issuance
Trust                                    7.05%    9/17/2007       (1)      125     131
Citibank Credit Card Issuance
Trust                                    2.70%    1/15/2008       (1)    1,000     998
Citibank Credit Card Issuance
Trust                                    2.55%    1/20/2009       (1)    1,100   1,078
Citigroup Mortgage Loan Trust           4.779%    3/25/2034       (1)      527     528
CNH Equipment Trust                      2.47%    1/15/2008       (1)    1,020   1,009
COMED Transitional Funding Trust         5.44%    3/25/2007       (1)      216     220
COMED Transitional Funding Trust         5.63%    6/25/2009       (1)      100     105
Connecticut RRB Special Purpose
Trust CL&P-1                             5.36%    3/30/2007       (1)      775     788
Countrywide Home Loans                  4.557%    9/19/2032       (1)      114     114
Countrywide Home Loans                  4.145%    5/25/2033       (1)      642     643
Countrywide Home Loans                  3.519%   11/19/2033       (1)    1,008     991
DaimlerChrysler Auto Trust               2.12%    11/8/2006       (1)      800     798
DaimlerChrysler Auto Trust               2.56%    11/8/2006       (1)    2,000   2,006
DaimlerChrysler Auto Trust               2.00%    12/8/2007       (1)      150     148
DaimlerChrysler Master Owner
Trust                                   1.289%    2/15/2008    (1)(3)      700     702
Detroit Edison Securitization
Funding LLC                              5.51%     3/1/2007       (1)      129     131
Fannie Mae Grantor Trust                2.306%    1/26/2024       (1)      700     699
Fannie Mae Grantor Trust                2.869%   11/25/2029       (1)    1,500   1,500
Fannie Mae Whole Loan                   3.318%   11/25/2032       (1)    2,334   2,341
Fannie Mae Whole Loan                   2.349%   11/25/2033       (1)      380     374
Federal Home Loan Mortgage Corp.        3.632%   11/25/2032       (1)      855     856
Federal Home Loan Mortgage Corp.         3.41%   12/25/2032       (1)       12      12
Fifth Third Auto Trust                   3.19%    2/20/2008       (1)      460     460
First Union National Bank-Bank
of America, N.A. Commercial
Mortgage Trust                          6.136%    3/15/2033       (1)      130     138
Fleet Credit Card Master
Trust II                                 2.40%    7/15/2008       (1)      700     696
Fleet Home Equity Loan Trust            1.541%    1/20/2033    (1)(3)      668     669
Ford Credit Auto Owner Trust             5.01%    3/15/2006       (1)      200     202
Ford Credit Auto Owner Trust             2.93%    3/15/2008       (1)    1,735   1,732
GE Capital Credit Card Master
Note Trust                              1.329%    6/15/2010    (1)(3)      470     470

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

-----------------------------------------------------------------------------------------
                                                                             Face  Market
                                                          Maturity         Amount  Value^
Short-Term Corporate Portfolio                 Coupon         Date          (000)   (000)
-----------------------------------------------------------------------------------------
GMAC Mortgage Corp. Loan Trust                  1.38%    6/25/2034(1)(3)  $ 1,170 $ 1,170
GMAC Mortgage Corp. Loan Trust                  1.49%   10/25/2034(1)(3)      420     420
GreenPoint Home Equity Loan Trust              1.509%    4/15/2029(1)(3)      398     398
Harley-Davidson Motorcycle Trust                4.04%   10/15/2009   (1)      417     419
Harley-Davidson Motorcycle Trust                4.50%    1/15/2010   (1)    1,000   1,020
Harley-Davidson Motorcycle Trust                2.63%   11/15/2010   (1)      750     745
Harley-Davidson Motorcycle Trust                2.07%    2/15/2011   (1)      800     784
Harley-Davidson Motorcycle Trust                3.56%    2/15/2012   (1)      630     633
Hertz Vehicle Financing                         2.38%    5/25/2008   (1)    1,460   1,412
Holmes Financing PLC                            1.19%    4/15/2011   (1)    1,170   1,170
Honda Auto Receivables Owner Trust              3.50%   10/17/2005   (1)       45      45
Honda Auto Receivables Owner Trust              1.92%   11/20/2006   (1)      500     499
Honda Auto Receivables Owner Trust              1.69%    2/21/2007   (1)    1,200   1,193
Honda Auto Receivables Owner Trust              2.14%    4/23/2007   (1)      800     796
Honda Auto Receivables Owner Trust              2.19%    5/15/2007   (1)      780     776
Hyundai Auto Receivables Trust                  2.33%   11/15/2007   (1)      550     544
Illinois Power Special Purpose
Trust                                           5.54%    6/25/2009   (1)      700     730
J.P. Morgan Chase Commercial
Mortgage Securities                             6.26%    3/15/2033   (1)      150     162
John Deere Owner Trust                          2.32%   12/17/2007   (1)      300     296
M&I Auto Loan Trust                             2.49%   10/22/2007   (1)    1,586   1,591
MASTR Adjustable Rate Mortgages
Trust                                          3.953%    4/25/2034   (1)    1,003     997
MBNA Master Credit Card Trust                   7.15%    1/15/2008   (1)      500     524
MBNA Master Credit Card Trust                   6.45%    2/15/2008   (1)    1,500   1,557
Mellon Bank Premium Finance Loan
Master Trust                                    1.86%   12/17/2007(1)(3)      650     651
Mellon Bank Premium Finance Loan
Master Trust                                    1.72%    6/15/2009(1)(3)      680     680
Merrill Lynch Mortgage Investors,
Inc.                                            4.21%    2/25/2033   (1)      968     962
Merrill Lynch Mortgage Investors,
Inc.                                            4.61%    7/25/2033   (1)      599     597
Merrill Lynch Mortgage Investors,
Inc.                                           4.731%    2/25/2034   (1)      360     359
Morgan Stanley Auto Loan Trust                  2.64%   11/15/2007   (1)      570     567
Morgan Stanley Mortgage Loan Trust             4.132%    2/25/2034   (1)      561     550
Morgan Stanley Dean Witter Credit
Card Home
Equity Line of Credit Trust                     1.57%   11/25/2015(1)(3)      464     465
National City Auto Receivables
Trust                                           4.04%    7/15/2006   (1)      260     261
National City Auto Receivables
Trust                                           2.11%    7/15/2008   (1)    1,725   1,705
Nissan Auto Receivables Owner
Trust                                           3.58%    9/15/2005   (1)      136     136
Nissan Auto Receivables Owner
Trust                                           1.89%   12/15/2006   (1)      300     300
Nissan Auto Receivables Owner
Trust                                           2.01%   11/15/2007   (1)      315     311
Nissan Auto Receivables Owner
Trust                                           2.70%   12/17/2007   (1)      920     913
Nissan Auto Receivables Owner
Trust                                           3.33%    1/15/2008   (1)    1,000   1,008
Onyx Acceptance Owner Trust                     3.94%    6/15/2006   (1)      268     269
PECO Energy Transition Trust                    5.80%     3/1/2007   (1)      985   1,004
PECO Energy Transition Trust                    6.05%     3/1/2009   (1)      325     343
Permanent Financing PLC                         1.48%    3/10/2009(1)(3)      350     350
Permanent Financing PLC                         1.52%    9/10/2010(1)(3)    1,530   1,530
PP&L Transition Bond Co.
LLC                                             7.05%    6/25/2009   (1)      125     136
Principal Residential Mortgage
Capital                                         4.55%   12/20/2004(1)(2)    1,020   1,030
Provident Funding Mortgage Loan
Trust                                          4.099%    4/25/2034   (1)    1,030   1,034
Regions Auto Receivables Trust                  2.63%    1/16/2007   (1)      575     577
Regions Auto Receivables Trust                  1.75%    5/15/2007   (1)      750     749
Regions Auto Receivables Trust                  2.31%    1/15/2008   (1)    1,275   1,266
Rental Car Finance Corp                         1.30%    6/25/2009   (1)      670     671
Residential Funding Mortgage
Securities II                                   2.21%    1/25/2019   (1)      465     455
Salomon Brothers Mortgage
Securities VII                                 4.161%    9/25/2033   (1)    1,285   1,272
Superior Wholesale Inventory
Financing Trust                                1.319%    3/15/2011(1)(3)      900     904
Thornburg Mortgage Securities
Trust                                          3.363%    3/25/2044   (1)      634     617
Toyota Auto Receivables Owner
Trust                                           3.76%    6/15/2006   (1)      437     439
Toyota Auto Receivables Owner
Trust                                           2.65%   11/15/2006   (1)      831     834
Toyota Auto Receivables Owner
Trust                                           4.00%    7/15/2008   (1)      200     202
Triad Automobile Receivables
Trust                                           1.90%    7/14/2008   (1)      650     637
USAA Auto Owner Trust                           3.20%    2/15/2006   (1)        8       8
USAA Auto Owner Trust                           2.41%   10/16/2006   (1)    1,046   1,049
Vendee Mortgage Trust                           5.00%    3/15/2033   (1)      260     263
Vendee Mortgage Trust                           5.75%    3/15/2033   (1)      550     556
Volkswagen Auto Lease Trust                     2.36%   12/20/2005   (1)    1,189   1,191
Volkswagen Auto Loan Enhanced
Trust                                           2.27%   10/22/2007   (1)    1,000     995
Wachovia Asset Securitization,
Inc.                                            1.59%    6/25/2033(1)(3)      407     407

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

-------------------------------------------------------------------------------------------
                                                                              Face   Market
                                                           Maturity         Amount   Value^
Short-Term Corporate Portfolio                   Coupon        Date          (000)    (000)
-------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust                         3.19%   6/20/2008   (1)  $ 1,700  $ 1,702
Washington Mutual Mortgage
Pass-Through Certificates                         5.50%   4/26/2032   (1)       86       87
Washington Mutual Mortgage
Pass-Through Certificates                         5.55%   4/26/2032   (1)       84       84
Washington Mutual Mortgage
Pass-Through Certificates                        4.424%   9/25/2032   (1)       84       85
Washington Mutual Mortgage
Pass-Through Certificates                         4.17%   1/25/2033   (1)      476      475
Washington Mutual Mortgage
Pass-Through Certificates                        3.842%   8/25/2033   (1)      280      274
Washington Mutual Mortgage
Pass-Through Certificates                        4.104%   9/25/2033   (1)      280      275
WFS Financial Owner Trust                         2.85%   9/22/2009   (1)    1,100    1,095
World Omni Auto Receivables Trust                 1.98%   5/15/2007   (1)      900      899
                                                                                     ------
                                                                                     96,310
                                                                                     ------
Finance (26.4%)
Banking (13.8%)
ABN AMRO Bank NV                                  1.24%   5/11/2007   (3)    3,350    3,344
Amsouth Bank NA                                   2.82%   11/3/2006            525      520
Astoria Financial Corp.                           5.75%  10/15/2012            500      504
Banco Merchantile del Norte Cayman               5.875%   2/17/2014   (2)      800      775
Bank of America Corp.                             4.75%  10/15/2006     +    2,450    2,526
Bank of Montreal-Chicago                          6.10%   9/15/2005            325      338
Bank of Scotland Treasury Services                2.25%    5/1/2006   (2)    1,730    1,708
Bank One Texas                                    6.25%   2/15/2008          2,175    2,327
BB&T Corp.                                        7.25%   6/15/2007            630      692
Capital One Bank                                  5.00%   6/15/2009            350      352
Citicorp Lease Pass-Through Trust                 7.22%   6/15/2005(1)(2)      152      157
Citigroup Inc.                                    5.50%    8/9/2006          2,875    3,008
Citigroup Inc.                                   1.568%    6/9/2009   (3)      500      501
Corporacion Andina de Fomento                     1.52%   1/26/2007   (3)      300      300
Credit Suisse First Boston USA Inc.              5.875%    8/1/2006            250      262
Credit Suisse First Boston USA Inc.               1.11%    4/5/2007   (3)    1,000    1,000
Credit Suisse First Boston USA Inc.              4.625%   1/15/2008          1,100    1,120
Credit Suisse First Boston USA Inc.              3.875%   1/15/2009            750      728
Export-Import Bank of Korea                      4.125%   2/10/2009   (2)      450      437
Fifth Third Bank                                  2.70%   1/30/2007            600      591
First Bank System, Inc.                          6.875%   9/15/2007            200      218
Firstar Bank Milwaukee NA                         7.80%    7/5/2010            300      315
Greenpoint Financial Corp.                        3.20%    6/6/2008            950      917
HBOS Treasury Services                            1.25%   5/19/2006   (3)      600      599
HSBC USA, Inc.                                   1.709%   9/24/2004   (3)    1,750    1,750
HSBC USA, Inc.                                    7.00%   11/1/2006            635      687
Hudson United Bank                                7.00%   5/15/2012            300      323
Independence Community Bank                       3.75%    4/1/2014            575      547
J.P. Morgan Chase & Co.                          3.125%  12/11/2006          1,600    1,589
J.P. Morgan Chase & Co.                           5.25%   5/30/2007            800      833
J.P. Morgan Chase & Co.                           4.00%    2/1/2008            500      498
M & T Bank Corp.                                  3.85%    4/1/2013            400      393
Marshall & Ilsley Bank                           4.125%    9/4/2007            225      229
Mellon Funding Corp.                              3.25%    4/1/2009            600      572
Mizuho Finance (Cayman)                           5.79%   4/15/2014   (2)      400      386
National Australia Bank                           6.60%  12/10/2007            900      977
National City Bank                                2.50%   4/17/2006            800      794
National City Bank - Cleveland                    3.30%   5/15/2007          1,000      998
National City Bank of Indiana                    4.875%   7/20/2007            500      517
National City Corp.                               3.20%    4/1/2008            750      729
National City Corp.                              3.125%   4/30/2009            675      638
National Westminster Bank PLC                     7.75%   4/29/2049            825      916
Nationwide Building Society                      2.625%   1/30/2007   (2)    1,450    1,415
North Fork Bancorp                               5.875%   8/15/2012            750      772
Regions Financial Corp.                          6.375%   5/15/2012            375      401
Royal Bank of Scotland Group PLC                 7.375%   4/29/2049            200      214
Southtrust Bank NA                               1.529%   6/14/2007   (3)      900      900
Sovereign Bancorp, Inc.                          10.50%  11/15/2006            880    1,008
State Street Capital Trust                        1.75%   2/15/2008   (3)    1,450    1,459
SunTrust Banks, Inc.                              5.05%    7/1/2007          1,500    1,559
SunTrust Banks, Inc.                              1.42%    6/2/2009   (3)    1,350    1,350
Synovus Financial Corp.                           7.25%  12/15/2005            250      265
Union Planters Bank NA                           5.125%   6/15/2007          1,650    1,712

VANGUARD VARIABLE INSURANCE FUNDSHORT-TERM
CORPORATE PORTFOLIO

------------------------------------------------------------------------------------------
                                                                         Face       Market
                                                       Maturity        Amount       Value^
Short-Term Corporate Portfolio              Coupon         Date         (000)        (000)
------------------------------------------------------------------------------------------
US Bancorp                                  6.875%    12/1/2004        $  290      $   295
US Bancorp                                   5.10%    7/15/2007           500          520
US Bank NA Minnesota                         5.70%   12/15/2008         1,000        1,056
Wachovia Corp.                               4.95%    11/1/2006         1,250        1,297
Wachovia Corp.                              3.625%    2/17/2009           350          340
Washington Mutual Finance Corp.              6.25%    5/15/2006         1,000        1,059
Washington Mutual Inc.                       2.40%    11/3/2005           500          498
Washington Mutual Inc.                      5.625%    1/15/2007           269          282
Wells Fargo & Co.                            1.61%    9/15/2006   (3)     675          676
Wells Fargo & Co.                            3.75%   10/15/2007         1,100        1,101
Westpac Banking                              1.61%    5/25/2007(2)(3)   1,240        1,239
World Savings Bank FSB                       1.35%     6/1/2007   (3)   1,360        1,359
Zions Bancorp                                2.70%     5/1/2006         1,375        1,365
Brokerage (3.5%)
Bear Stearns Co., Inc.                       3.00%    3/30/2006           225          225
Bear Stearns Co., Inc.                       5.70%    1/15/2007         2,010        2,113
Bear Stearns Co., Inc.                       7.80%    8/15/2007           425          475
Bear Stearns Co., Inc.                       4.00%    1/31/2008           275          275
Franklin Resources Inc.                      3.70%    4/15/2008           375          369
Goldman Sachs Group Inc.                     6.34%     3/1/2006           400          421
Goldman Sachs Group Inc.                     2.85%   10/27/2006         1,200        1,186
Goldman Sachs Group Inc.                    1.468%     7/2/2007   (3)     350          350
Goldman Sachs Group Inc.                    4.125%    1/15/2008         1,000        1,003
Lehman Brothers Holdings, Inc.               6.25%    5/15/2006         1,740        1,838
Lehman Brothers Holdings, Inc.               4.00%    1/22/2008           700          699
Merrill Lynch & Co., Inc.                    1.50%    2/25/2005   (3)     900          895
Merrill Lynch & Co., Inc.                    2.94%    1/30/2006           600          601
Merrill Lynch & Co., Inc.                   3.375%    9/14/2007         1,225        1,206
Morgan Stanley Dean Witter                   6.10%    4/15/2006           250          264
Morgan Stanley Dean Witter                   5.80%     4/1/2007         1,550        1,636
Morgan Stanley Dean Witter                   6.75%    4/15/2011           560          612
Morgan Stanley Dean Witter                   4.75%     4/1/2014           455          420
Spear, Leeds & Kellogg, LP                   8.25%    8/15/2005   (2)     225          239
Finance Companies (3.1%)
American Express Co.                         5.50%    9/12/2006         1,000        1,048
American Express Co.                         4.75%    6/17/2009           225          228
American Express Credit Corp.                3.00%    5/16/2008         1,300        1,253
American General Finance Corp.               4.50%   11/15/2007         1,000        1,017
Countrywide Home Loan                        5.50%     8/1/2006         1,725        1,796
General Electric Capital Corp.               5.35%    3/30/2006         1,700        1,769
General Electric Capital Corp.              5.375%    3/15/2007           920          965
General Electric Capital Corp.               3.50%    8/15/2007           800          797
International Lease Finance Corp.           3.125%     5/3/2007         1,000          981
USA Education, Inc.                         5.625%    4/10/2007         1,500        1,577
USAA Capital Corp.                           7.54%    3/30/2005   (2)     500          519
USAA Capital Corp.                           3.13%   12/15/2005         1,250        1,258
Insurance (4.7%)
AIG SunAmerica Global Financing IV           5.85%     2/1/2006   (2)     500          523
AIG SunAmerica Global Financing IX           5.10%    1/17/2007   (2)   1,000        1,036
Anthem Insurance                            9.125%     4/1/2010   (2)     400          485
ASIF Global Finance XXVI                     2.50%    1/30/2007   (2)     575          561
Hartford Financial Services Group           2.375%     6/1/2006           510          502
Hartford Financial Services Group Inc.       4.70%     9/1/2007           150          154
ING Security Life Institutional Funding      1.45%    1/27/2006(2)(3)   1,500        1,500
Jackson National Life Insurance Co.          5.25%    3/15/2007   (2)     300          312
John Hancock Global Funding II              5.625%    6/27/2006   (2)     440          460
Lincoln National Corp.                       5.25%    6/15/2007           225          234
Marsh & McLennan Cos., Inc.                 3.625%    2/15/2008           235          231
MassMutual Global Funding II                1.696%    6/28/2005   (3)   1,100        1,100
MetLife Inc.                                3.911%    5/15/2005         1,500        1,519
MetLife Inc.                                 5.25%    12/1/2006           475          494
Monumental Global Funding                    5.20%    1/30/2007   (2)     400          416

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

----------------------------------------------------------------------------------------------
                                                                                 Face   Market
                                                              Maturity         Amount   Value^
Short-Term Corporate Portfolio               Coupon               Date          (000)    (000)
----------------------------------------------------------------------------------------------
Monumental Global Funding II                  1.36%          4/10/2006(2)(3)  $ 2,000  $ 2,006
Nationwide Life Global Funding                5.35%          2/15/2007   (2)    1,210    1,265
New York Life Global Funding                 3.875%          1/15/2009   (2)      600      588
PRICOA Global Funding I                       3.90%         12/15/2008   (2)      850      832
Principal Life Global                        6.125%           3/1/2006   (2)      930      977
Principal Life Global                         1.38%         11/13/2006(2)(3)      640      640
Progressive Corp.                            6.375%          1/15/2012            500      539
Protective Life US Funding                   5.875%          8/15/2006   (2)    1,400    1,478
TIAA Global Markets                           5.00%           3/1/2007   (2)      750      778
TIAA Global Markets                          4.125%         11/15/2007   (2)    1,250    1,262
Travelers Property Casualty                   3.75%          3/15/2008            370      365
Real Estate Investment Trusts (1.1%)
American Health Properties                    7.50%          1/15/2007            500      540
Developers Diversified Realty Corp.           5.25%          4/15/2011   (2)      170      167
EOP Operating LP                             8.375%          3/15/2006          1,500    1,624
Health Care Property Investment, Inc.         6.45%          6/25/2012            300      317
Health Care REIT Inc.                         7.50%          8/15/2007            100      109
Health Care REIT Inc.                         8.00%          9/12/2012            250      284
HRPT Properties Trust                         6.50%          1/15/2013            500      518
New Plan Excel Realty Trust                  5.875%          6/15/2007            130      136
Rouse Co.                                    3.625%          3/15/2009            300      285
Simon Property Group LP                      4.875%          3/18/2010            900      899
Other (0.2%)
Berkshire Hathaway Inc.                      3.375%         10/15/2008   (2)      500      484
Berkshire Hathaway Inc.                      4.625%         10/15/2013            475      454
                                                                                        ------
                                                                                       112,866
                                                                                        ------
Industrial (28.3%)
Basic Industry (0.7%)
BHP Finance USA                               6.69%           3/1/2006            575      609
E.I. du Pont de Nemours & Co.                4.125%          4/30/2010            300      294
Falconbridge Ltd.                             7.35%          11/1/2006            100      106
International Paper Co.                       4.25%          1/15/2009            300      295
Monsanto Co.                                  4.00%          5/15/2008            325      322
Packaging Corp. of America                   4.375%           8/1/2008            150      148
Praxair Inc.                                  4.75%          7/15/2007            130      134
Rio Tinto Finance USA Ltd.                    5.75%           7/3/2006            850      890
Weyerhaeuser Co.                              5.50%          3/15/2005            293      298
Capital Goods (3.8%)
Avery Dennison Corp.                         4.875%          1/15/2013            600      587
Boeing Capital Corp.                          5.65%          5/15/2006            100      105
Boeing Capital Corp.                          5.75%          2/15/2007          1,300    1,370
Carlisle Companies Inc.                       7.25%          1/15/2007            400      432
Caterpillar Financial Services Corp.          5.95%           5/1/2006          1,500    1,577
Caterpillar Financial Services Corp.         2.625%          1/30/2007            565      554
CSR America, Inc.                            6.875%          7/21/2005            140      146
Emerson Electric Co.                         7.875%           6/1/2005          1,000    1,048
General Dynamics Corp.                       2.125%          5/15/2006          1,730    1,700
Hanson Overseas                               6.75%          9/15/2005            600      626
John Deere Capital Corp.                     1.611%          3/16/2006   (3)      500      500
John Deere Capital Corp.                     1.666%          6/28/2006   (3)      500      500
John Deere Capital Corp.                     5.125%         10/19/2006            200      208
John Deere Capital Corp.                      3.90%          1/15/2008          1,075    1,075
Masco Corp.                                   1.65%           3/9/2007(2)(3)      800      800
Masco Corp.                                  4.625%          8/15/2007            160      163
Northrop Grumman Corp.                       8.625%         10/15/2004            590      600
Northrop Grumman Corp.                        7.00%           3/1/2006            875      930
Oakmont Asset Trust                          4.514%         12/22/2008   (2)      410      402
PACTIV Corp.                                  7.20%         12/15/2005            125      132
Raytheon Co.                                  6.50%          7/15/2005            690      715
Raytheon Co.                                  6.75%          8/15/2007            155      168
TRW Inc.                                      8.75%          5/15/2006            400      438
Tyco International Group SA                   5.80%           8/1/2006            450      470
United Technologies Corp.                    4.875%          11/1/2006            540      559

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

-------------------------------------------------------------------------------------------
                                                                               Face  Market
                                                            Maturity         Amount  Value^
Short-Term Corporate Portfolio                   Coupon         Date          (000)   (000)
-------------------------------------------------------------------------------------------
Waste Management Inc.                             7.00%    10/1/2004           $ 30    $ 30
WMX Technologies Inc.                             7.00%   10/15/2006            300     322
Communication (4.6%)
America Movil SA de C.V.                         4.125%     3/1/2009   (2)      375     352
America Movil SA de C.V.                          5.50%     3/1/2014   (2)      200     185
AT&T Wireless Services, Inc.                      7.35%     3/1/2006            500     534
AT&T Wireless Services, Inc.                      7.50%     5/1/2007            725     795
British Sky Broadcasting Corp.                   6.875%    2/23/2009            115     126
British Telecommunications PLC                   7.875%   12/15/2005          1,575   1,683
Cingular Wireless                                5.625%   12/15/2006            150     157
Clear Channel Communications Inc.                6.375%    1/30/2006            325     341
Clear Channel Communications Inc.                 6.00%    11/1/2006            795     835
Clear Channel Communications Inc.                3.125%     2/1/2007            200     197
Clear Channel Communications Inc.                8.375%     5/1/2007            300     335
Clear Channel Communications Inc.                 4.25%    5/15/2009            850     831
Comcast Corp.                                     5.85%    1/15/2010            300     313
Cox Communications, Inc.                         3.875%    10/1/2008            125     122
Deutsche Telekom International Finance            8.25%    6/15/2005          1,525   1,604
France Telecom                                    8.20%     3/1/2006            685     734
GTE Corp.                                         6.36%    4/15/2006          1,300   1,369
New York Times                                   7.625%    3/15/2005            300     311
News America, Inc.                               6.625%     1/9/2008            630     682
NYNEX Corp.                                       9.55%     5/1/2010   (1)      309     360
Pacific Bell                                     6.875%    8/15/2006            260     280
R.R. Donnelley & Sons                             5.00%   11/15/2006            110     114
Sprint Capital Corp.                             6.375%     5/1/2009            420     445
TCI Communications, Inc.                          7.25%     8/1/2005            875     917
Telecom Italia Capital                            4.00%   11/15/2008   (2)      600     589
Telecorp PCS Inc.                               10.625%    7/15/2010            250     285
Telefonos de Mexico SA                            8.25%    1/26/2006          1,010   1,081
Telefonos de Mexico SA                            4.50%   11/19/2008            750     723
Telus Corp.                                       7.50%     6/1/2007            380     414
Univision Communications, Inc.                   2.875%   10/15/2006            275     272
Univision Communications, Inc.                    3.50%   10/15/2007            500     493
USA Interactive                                   7.00%    1/15/2013            450     488
USA Networks Inc.                                 6.75%   11/15/2005            325     341
Verizon Wireless Capital                         5.375%   12/15/2006          1,325   1,384
Consumer Cyclical (5.1%)
American Honda Finance                            1.38%    10/3/2005(2)(3)    1,400   1,400
American Honda Finance                            1.44%    1/27/2006(2)(3)      600     600
AOL Time Warner, Inc.                             6.15%     5/1/2007            500     530
Carnival Corp.                                    3.75%   11/15/2007            400     395
Cendant Corp.                                     6.25%    1/15/2008            475     503
Costco Wholesale Corp.                            5.50%    3/15/2007            935     984
CVS Corp.                                        6.117%    1/10/2013   (2)      663     685
DaimlerChrysler North America Holding Corp.       7.75%    6/15/2005            240     251
DaimlerChrysler North America Holding Corp.       6.40%    5/15/2006            600     631
Delphi Corp.                                      6.55%    6/15/2006            190     200
Delphi Corp.                                      6.50%     5/1/2009            200     209
Ford Motor Credit Co.                             7.25%   10/25/2011            360     377
Ford Motor Credit Co.                             7.00%    10/1/2013            700     707
General Motors Acceptance Corp.                   6.75%    1/15/2006            575     602
General Motors Acceptance Corp.                  4.375%   12/10/2007            450     445
Harley Davidson                                  3.625%   12/15/2008   (2)      250     245
Home Depot Inc.                                  5.375%     4/1/2006            300     313
International Speedway Corp.                      4.20%    4/15/2009   (2)      500     491
Johnson Controls                                  5.00%   11/15/2006            110     114
Jones Apparel                                    8.375%    8/15/2005            778     826
Liberty Media Corp.                               3.02%    9/17/2006   (3)    1,250   1,271
Liberty Media Corp.                               7.75%    7/15/2009            330     369
May Dept. Stores                                  7.90%   10/15/2007            160     178
May Dept. Stores                                  5.95%    11/1/2008            300     316
Mohawk Industries Inc.                            6.50%    4/15/2007            350     374

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

-----------------------------------------------------------------------------------------
                                                                        Face       Market
                                                       Maturity       Amount       Value^
Short-Term Corporate Portfolio        Coupon               Date        (000)        (000)
-----------------------------------------------------------------------------------------
Pulte Corp.                            7.30%         10/24/2005       $  175      $   184
Target Corp.                           5.95%          5/15/2006          670          705
Target Corp.                           7.50%          7/15/2006          500          543
Target Corp.                          5.375%          6/15/2009          125          130
Time Warner Inc.                       8.11%          8/15/2006          370          403
Toyota Motor Credit Corp.              1.23%           9/9/2005 (3)    1,100        1,101
Toyota Motor Credit Corp.              2.80%          1/18/2006        1,100        1,101
Tricon Global Restaurants, Inc.        7.65%          5/15/2008          600          669
Viacom International Inc.              7.75%           6/1/2005          775          811
Viacom International Inc.              6.40%          1/30/2006          700          736
Viacom International Inc.             5.625%           5/1/2007          350          368
Wal-Mart Stores, Inc.                 4.375%          7/12/2007        2,000        2,044
Yum! Brands                            8.50%          4/15/2006          120          131
Consumer Noncyclical (6.7%)
Abbott Laboratories                   5.625%           7/1/2006        1,000        1,048
Abbott Laboratories                    6.40%          12/1/2006          550          589
Altria Group, Inc.                    5.625%          11/4/2008          250          250
Anthem Inc.                           4.875%           8/1/2005          880          901
Beckman Instruments, Inc.              7.45%           3/4/2008          345          384
Brown-Forman Corp.                    2.125%          3/15/2006        1,225        1,209
Brown-Forman Corp.                     3.00%          3/15/2008 (2)      800          776
Cadbury Schweppes US Finance          3.875%          10/1/2008          750          735
Campbell Soup Co.                      5.50%          3/15/2007          680          713
Campbell Soup Co.                     5.875%          10/1/2008          750          797
Cardinal Health, Inc.                  4.45%          6/30/2005          400          407
Cargill Inc.                           6.25%           5/1/2006 (2)    1,225        1,292
Coca-Cola Bottling Co.                 5.00%         11/15/2012          500          486
Colgate-Palmolive Co.                  5.98%          4/25/2012          200          214
Conagra Foods Inc.                     7.50%          9/15/2005        1,000        1,056
Conagra Foods Inc.                     6.00%          9/15/2006          500          526
Diageo Capital PLC                    6.125%          8/15/2005          150          156
Diageo Capital PLC                     1.24%          4/20/2007 (3)      700          698
Diageo Capital PLC                    3.375%          3/20/2008          500          489
Diageo Finance BV                      3.00%         12/15/2006        1,100        1,090
Fortune Brands Inc.                   2.875%          12/1/2006          620          614
Fred Meyer, Inc.                      7.375%           3/1/2005        1,000        1,034
General Mills, Inc.                   5.125%          2/15/2007        1,525        1,580
Gillette Co.                          2.875%          3/15/2008          700          676
Guidant Corp.                          6.15%          2/15/2006          675          707
H.J. Heinz Co.                         6.00%          3/15/2008          225          241
HCA Inc.                               6.75%          7/15/2013          300          308
Hormel Foods Corp.                    6.625%           6/1/2011 (2)      100          110
Hospira, Inc.                          4.95%          6/15/2009 (2)      460          463
Humana Inc.                            7.25%           8/1/2006          530          569
Kellogg Co.                           4.875%         10/15/2005          215          221
Kellogg Co.                            6.00%           4/1/2006          410          430
Kraft Foods, Inc.                     4.625%          11/1/2006          600          614
Kroger Co.                            7.625%          9/15/2006          243          263
Manor Care Inc.                        8.00%           3/1/2008           75           83
Pepsi Bottling Holdings Inc.          5.625%          2/17/2009 (2)      300          317
PepsiAmericas Inc.                     5.95%          2/15/2006          170          178
PepsiAmericas Inc.                    3.875%          9/12/2007          600          601
Pepsico, Inc.                          3.20%          5/15/2007          800          795
Procter & Gamble Co.                   4.75%          6/15/2007          500          517
Quest Diagnostic, Inc.                 6.75%          7/12/2006          885          944
Safeway Inc.                           3.80%          8/15/2005        1,000        1,011
Sara Lee Corp.                         1.95%          6/15/2006          600          587
UnitedHealth Group Inc.                3.30%          1/30/2008          625          613
Wellpoint Health Networks             6.375%          6/15/2006        1,000        1,059
Energy (3.0%)
Anadarko Petroleum Corp.               7.00%         10/15/2006          120          130
Anadarko Petroleum Corp.              5.375%           3/1/2007          755          789
Anadarko Petroleum Corp.               3.25%           5/1/2008          235          228

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

---------------------------------------------------------------------------------------------
                                                                              Face     Market
                                                          Maturity          Amount     Value^
Short-Term Corporate Portfolio           Coupon               Date           (000)      (000)
---------------------------------------------------------------------------------------------
BP Canada Finance                        3.375%         10/31/2007         $ 1,000      $ 990
BP Capital Markets PLC                    2.75%         12/29/2006           1,300      1,288
Burlington Resources, Inc.                5.60%          12/1/2006             985      1,032
Conoco Funding Co.                        5.45%         10/15/2006           1,000      1,046
Devon Energy Corp.                        2.75%           8/1/2006           1,158      1,142
Global Santa Fe                           5.00%          2/15/2013             175        170
Kerr-McGee Corp.                         6.625%         10/15/2007             405        433
Occidental Petroleum                      6.50%           4/1/2005             300        309
Occidental Petroleum                      7.65%          2/15/2006             410        439
Occidental Petroleum                     5.875%          1/15/2007             340        359
Occidental Petroleum                      4.00%         11/30/2007             500        501
Pemex Finance Ltd.                        9.14%          8/15/2004              27         27
Pemex Finance Ltd.                        8.02%          5/15/2007   (1)       140        150
Pemex Finance Ltd.                        6.55%          2/15/2008             970      1,032
PF Export Receivables Master Trust       3.748%           6/1/2013(1)(2)       300        281
PF Export Receivables Master Trust        2.16%          12/1/2013(2)(3)       360        360
PF Export Receivables Master Trust       6.436%           6/1/2015(1)(2)       512        501
Tosco Corp.                              7.625%          5/15/2006             522        564
Tosco Corp.                               7.25%           1/1/2007             335        364
Valero Energy Corp.                      8.375%          6/15/2005             130        137
Valero Energy Corp.                      7.375%          3/15/2006             525        560
Valero Energy Corp.                      6.125%          4/15/2007             150        159
Technology (0.8%)
Computer Sciences Corp.                   7.50%           8/8/2005             100        105
Dell Inc.                                 6.55%          4/15/2008             300        326
First Data Corp.                         5.625%          11/1/2011             350        365
Harris Corp.                              6.35%           2/1/2028             800        851
Hewlett-Packard Co.                      3.625%          3/15/2008             250        247
SunGard Data Systems, Inc.                3.75%          1/15/2009             175        169
Texas Instruments Inc.                    7.00%          8/15/2004           1,300      1,308
Transportation (1.8%)
American Airlines                        2.179%          9/23/2007   (3)       511        511
American Airlines                        3.857%           7/9/2010             293        283
Burlington Northern Santa Fe Corp.       6.375%         12/15/2005             640        671
Burlington Northern Santa Fe Corp.       7.875%          4/15/2007             150        166
Continental Airlines Pass-Through
Trust Certificates                       7.434%          9/15/2004   (1)       300        292
CSX Corp.                                 2.75%          2/15/2006             820        816
FedEx Corp.                               2.65%           4/1/2007   (2)       500        486
Hertz Corp.                               8.25%           6/1/2005             250        261
Hertz Corp.                               4.70%          10/2/2006             500        501
Jetblue Airways Corp.                    1.895%         12/15/2013   (3)       550        549
Jetblue Airways Corp.                     1.94%          3/15/2014   (3)       700        698
MISC Capital Ltd.                         5.00%           7/1/2009   (2)       350        349
MISC Capital Ltd.                        6.125%           7/1/2014   (2)       225        224
Norfolk Southern Corp.                   8.375%          5/15/2005           1,070      1,119
Norfolk Southern Corp.                    7.35%          5/15/2007             150        164
Quantas Airways                          5.125%          6/20/2013   (2)       600        561
Union Pacific Corp.                      3.875%          2/15/2009             100         97
Other (1.8%)
Black & Decker Corp.                      7.00%           2/1/2006           1,375      1,461
Cintas Corp.                             5.125%           6/1/2007             600        624
Eaton Corp.                               6.95%         11/15/2004             200        204
Parker Retirement Savings Plan
Trust                                     6.34%          7/15/2008(1)(2)       170        181
Stanley Works                             3.50%          11/1/2007           1,000        992
Targeted Return Index Securities
Trust 5-2002                              5.89%          1/25/2007   (2)     1,338      1,423
Traded Custody Receipt                   5.894%           3/1/2007   (2)     2,320      2,429
                                                                                      -------
                                                                                      120,662
                                                                                      -------
Utilities (5.9%)
Electric (5.2%)
American Electric Power                  6.125%          5/15/2006             375        394
Appalachian Power Corp.                   1.93%          6/29/2007   (3)       225        225
Carolina Power & Light                    7.50%           4/1/2005             800        830

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

---------------------------------------------------------------------------------------------

                                                                                Face   Market
                                                             Maturity         Amount   Value^
Short-Term Corporate Portfolio              Coupon               Date          (000)    (000)
---------------------------------------------------------------------------------------------
Conectiv Inc.                                5.30%           6/1/2005        $ 1,000 $  1,023
Constellation Energy Group                  7.875%           4/1/2005            230      239
Consumers Energy Co.                         6.00%          3/15/2005            875      895
Consumers Energy Co.                         4.80%          2/17/2009            400      402
Detroit Edison Co.                           5.05%          10/1/2005            500      514
Dominion Resources Inc.                     7.625%          7/15/2005            691      726
DTE Energy Co.                               6.45%           6/1/2006            475      501
Entergy Gulf States                          3.60%           6/1/2008          1,000      969
Firstenergy Corp.                            5.50%         11/15/2006            440      455
FPL Group Capital, Inc.                      3.25%          4/11/2006          1,265    1,270
Georgia Power Co.                           4.875%          7/15/2007          1,425    1,469
GWF Energy LLC                              6.131%         12/30/2011   (2)      432      437
HQI Transelec Chile SA                      7.875%          4/15/2011            880      980
Indiana Michigan Power Co.                  6.125%         12/15/2006            335      355
Midamerican Energy Holdings Co.              7.23%          9/15/2005            400      420
National Rural Utilities Cooperative
Finance Corp.                                3.00%          2/15/2006          1,250    1,252
Niagara Mohawk Power                         9.75%          11/1/2005            165      180
NiSource Finance Corp.                      1.929%           5/4/2005   (3)      650      649
NiSource Finance Corp.                      7.625%         11/15/2005            680      722
NiSource Finance Corp.                       3.20%          11/1/2006            175      174
Northern States Power                       2.875%           8/1/2006            475      471
Oncor Electric Delivery                     6.375%           5/1/2012            300      323
Pacific Gas & Electric Co.                   3.60%           3/1/2009          1,000      964
PP&L Capital Funding Inc.                    7.75%          4/15/2005            350      363
PP&L Capital Funding Inc.                   8.375%          6/15/2007            675      752
PP&L Capital Funding Inc.                    4.33%           3/1/2009   (2)      550      537
PSI Energy Inc.                              6.65%          6/15/2006            445      470
Public Service Co. of Colorado              4.375%          10/1/2008            330      332
Public Service Co. of New Mexico             4.40%          9/15/2008            150      149
Public Service Electric & Gas                4.00%          11/1/2008            300      297
Puget Sound Energy Inc.                     3.363%           6/1/2008            300      289
South Carolina Electric & Gas                7.50%          6/15/2005             70       73
Southern California Edison Co.               1.44%          1/13/2006   (3)      165      165
Southern California Edison Co.               8.00%          2/15/2007            415      459
SP PowerAssets Ltd.                          3.80%         10/22/2008   (2)      500      490
Texas - New Mexico Power                    6.125%           6/1/2008            375      388
Virginia Electric & Power Co.                5.75%          3/31/2006            600      626
Natural Gas (0.7%)
AGL Capital Corp.                           7.125%          1/14/2011            100      110
Centerpoint Energy Resources                 8.90%         12/15/2006            600      668
Enterprise Products Operating LP             8.25%          3/15/2005            350      362
Keyspan Corp.                                7.25%         11/15/2005            275      291
Keyspan Corp.                                6.15%           6/1/2006            525      553
Panhandle Eastern Pipeline                   2.75%          3/15/2007            180      175
Ras Laffan Liquified Natural Gas Co.        3.437%          9/15/2009(1)(2)      450      442
Sempra Energy                                6.95%          12/1/2005            100      105
Yosemite Security Trust                      8.25%         11/15/2004 **(2)      370      130
                                                                                       ------
                                                                                       25,065
                                                                                       ------
---------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $354,992)                                                                       354,903
---------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (12.2%)
---------------------------------------------------------------------------------------------
U.S. Government Securities (1.3%)
U.S. Treasury Note                          1.625%          2/28/2006          4,000    3,942
U.S. Treasury Note                           2.50%          5/31/2006          1,050    1,047
U.S. Treasury Note                           5.75%          8/15/2010            415      453
                                                                                       ------
                                                                                        5,442
                                                                                       ------
Agency Bonds and Notes (0.3%)
Federal Home Loan Bank*                     1.875%          6/15/2006          1,120    1,096
                                                                                       ------
Mortgage-Backed Securities (10.6%)
Federal Home Loan Mortgage Corp.*            3.50%          3/15/2010   (1)      770      775
Federal Home Loan Mortgage Corp.*            6.00%           4/1/2017   (1)      568      591
Federal Home Loan Mortgage Corp.*            3.50%          6/15/2017   (1)    1,000      999

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

-----------------------------------------------------------------------------------------
                                                                         Face      Market
                                                         Maturity      Amount      Value^
Short-Term Corporate Portfolio                Coupon         Date       (000)       (000)
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.*              5.00%    5/15/2018 (1)  $  400         410
Federal Home Loan Mortgage Corp.*              5.00%    9/15/2018 (1)     447         459
Federal Home Loan Mortgage Corp.*              4.00%    3/15/2022 (1)     948         959
Federal Home Loan Mortgage Corp.*              4.50%    3/15/2022 (1)     490         499
Federal Home Loan Mortgage Corp.*              4.50%    5/15/2026 (1)   3,100       3,058
Federal Home Loan Mortgage Corp.*              4.84%     8/1/2032 (1)     441         446
Federal Home Loan Mortgage Corp.*             4.748%     9/1/2032 (1)     940         946
Federal Home Loan Mortgage Corp.*             4.808%     9/1/2032 (1)     475         480
Federal Home Loan Mortgage Corp.*             4.884%     9/1/2032 (1)     804         814
Federal Home Loan Mortgage Corp.*              4.61%    10/1/2032 (1)     651         655
Federal Home Loan Mortgage Corp.*              4.28%     1/1/2033 (1)     629         627
Federal Home Loan Mortgage Corp.*             4.231%     2/1/2033 (1)     703         700
Federal Home Loan Mortgage Corp.*             4.075%     5/1/2033 (1)     425         420
Federal Home Loan Mortgage Corp.*             4.106%     5/1/2033 (1)     740         729
Federal Home Loan Mortgage Corp.*             3.931%     6/1/2033 (1)   2,123       2,084
Federal Home Loan Mortgage Corp.*             4.091%     6/1/2033 (1)     744         733
Federal Home Loan Mortgage Corp.*             3.875%     7/1/2033 (1)   2,234       2,196
Federal Home Loan Mortgage Corp.*             3.705%     8/1/2033 (1)     331         324
Federal Home Loan Mortgage Corp.*             3.864%     8/1/2033 (1)     541         531
Federal National Mortgage Assn.*               3.50%    1/25/2009 (1)   1,000       1,006
Federal National Mortgage Assn.*               3.50%    9/25/2009 (1)     625         629
Federal National Mortgage Assn.*               7.00%     4/1/2013 (1)     509         540
Federal National Mortgage Assn.*               6.50%     9/1/2016 (1)     374         395
Federal National Mortgage Assn.*               6.50%     9/1/2016 (1)     582         614
Federal National Mortgage Assn.*               6.00%    12/1/2016 (1)     798         831
Federal National Mortgage Assn.*              5.245%     7/1/2032 (1)     209         213
Federal National Mortgage Assn.*               3.00%    8/25/2032 (1)     337         335
Federal National Mortgage Assn.*              4.866%     9/1/2032 (1)     389         394
Federal National Mortgage Assn.*              4.942%    9/24/2032 (1)     215         218
Federal National Mortgage Assn.*              4.555%    12/1/2032 (1)     536         539
Federal National Mortgage Assn.*              3.952%     4/1/2033 (1)   1,794       1,775
Federal National Mortgage Assn.*               4.09%     4/1/2033 (1)     482         480
Federal National Mortgage Assn.*              3.983%     5/1/2033 (1)   1,298       1,286
Federal National Mortgage Assn.*              4.056%     5/1/2033 (1)     358         354
Federal National Mortgage Assn.*              4.057%     5/1/2033 (1)     960         954
Federal National Mortgage Assn.*              4.154%     5/1/2033 (1)   2,134       2,124
Federal National Mortgage Assn.*              3.726%     6/1/2033 (1)   1,103       1,086
Federal National Mortgage Assn.*              3.727%     7/1/2033 (1)     799         786
Federal National Mortgage Assn.*              3.849%     7/1/2033 (1)   1,016       1,001
Federal National Mortgage Assn.*              4.222%     7/1/2033 (1)   2,742       2,728
Federal National Mortgage Assn.*              3.433%     8/1/2033 (1)     591         575
Federal National Mortgage Assn.*              3.496%     8/1/2033 (1)     533         520
Federal National Mortgage Assn.*              3.595%     8/1/2033 (1)     501         490
Federal National Mortgage Assn.*               3.72%     8/1/2033 (1)     229         224
Federal National Mortgage Assn.*              3.747%     8/1/2033 (1)   1,033       1,013
Federal National Mortgage Assn.*              3.806%     8/1/2033 (1)   1,047       1,030
Federal National Mortgage Assn.*              3.745%     9/1/2033 (1)   1,064       1,045
Federal National Mortgage Assn.*              3.831%     9/1/2033 (1)   2,144       2,109
Federal National Mortgage Assn.*              3.784%    10/1/2033 (1)     596         585
                                                                                   ------
                                                                                   45,314
                                                                                   ------
-----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS
(Cost $52,896)                                                                     51,852
-----------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)
(0.2%)
-----------------------------------------------------------------------------------------
United Mexican States                         4.625%    10/8/2008         500         491
United Mexican States                         6.375%    1/16/2013         500         498
-----------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
(Cost $989)                                                                           989
-----------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.5%)
-----------------------------------------------------------------------------------------
California Dept. of Water Resources Power
Supply Rev.                                   3.975%     5/1/2005       1,650       1,666
Texas Municipal Gas Corp.                      2.60%     7/1/2007 (2)     660         654
-----------------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
(Cost $2,321)                                                                        2,320
-----------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

--------------------------------------------------------------------------------------------
                                                                             Face     Market
                                                              Maturity     Amount     Value^
Short-Term Corporate Portfolio                      Coupon        Date      (000)      (000)
--------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.6%)
--------------------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government Obligations
in a Pooled Cash Account
(Cost $15,385)                                      1.468%    7/1/2004    $15,385   $ 15,385
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
(Cost $426,583)                                                                      425,449
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------------------
Other Assets--Note B                                                                   4,526
Liabilities                                                                          (3,163)
                                                                                     -------

                                                                                       1,363
                                                                                     -------
--------------------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 40,945,109 outstanding $.001 par
value shares of beneficial interest (unlimited authorization)                        $426,812
=============================================================================================
NET ASSET VALUE PER SHARE                                                              $10.42
=============================================================================================

  ^See Note A in Notes to Financial Statements.
  * The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding    from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Non-income-producing security—security in default.
  † Securities with a value of $1,031,000 have been segregated as initial margin for open futures contracts.
  (1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
  (2)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to   qualified institutional buyers. At June 30, 2004, the aggregate value of these securities was $45,883,000, representing 10.8% of net assets.
  (3)Adjustable-rate note.

------------------------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------
                                                            Amount                     Per
                                                             (000)                   Share
------------------------------------------------------------------------------------------
Paid-in Capital                                           $422,895                  $10.32
Undistributed Net Investment Income                          5,919                     .14
Accumulated Net Realized Losses                              (538)                   (.01)
Unrealized Depreciation
Investment Securities                                      (1,134)                   (.03)
Futures Contracts                                            (191)                      --
Swap Contracts                                               (139)                      --
------------------------------------------------------------------------------------------
NET ASSETS                                                $426,812                  $10.42
==========================================================================================

See Note C in Notes to Finanacial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUNDSHORT-TERM
CORPORATE PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------
                                            Short-Term Corporate Portfolio
                                            Six Months Ended June 30, 2004
                                                                     (000)
--------------------------------------------------------------------------
INVESTMENT INCOME
Income
Interest                                                            $6,858
Security Lending                                                         2
--------------------------------------------------------------------------
Total Income                                                         6,860
--------------------------------------------------------------------------
Expenses
The Vanguard Group--Note B
Investment Advisory Services                                            27
Management and Administrative                                          234
Marketing and Distribution                                              33
Custodian Fees                                                           4
Shareholders' Reports                                                    8
--------------------------------------------------------------------------
Total Expenses                                                         306
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                                6,554
--------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                                             295
Futures Contracts                                                    (275)
Swap Contracts                                                         175
--------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               195
--------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities                                              (6,151)
Futures Contracts                                                     (76)
Swap Contracts                                                       (206)
--------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)                                                     (6,433)
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                             $316
==========================================================================

----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
                                           Short-Term Corporate Portfolio
                                           ------------------------------
                                        Six Months Ended          Year Ended
                                           June 30, 2004       Dec. 31, 2003
                                                   (000)               (000)
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                         $    6,554            $ 12,691
Realized Net Gain (Loss)                             195               1,504
Change in Unrealized Appreciation
(Depreciation)                                   (6,433)             (1,961)
----------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                            316              12,234
----------------------------------------------------------------------------
Distributions
Net Investment Income                           (13,101)            (10,341)
Realized Capital Gain                                 --                  --
----------------------------------------------------------------------------
Total Distributions                             (13,101)            (10,341)
----------------------------------------------------------------------------
Capital Share Transactions1
Issued                                            75,862             149,181
Issued in Lieu of Cash Distributions              13,101              10,341
Redeemed                                        (39,004)            (69,554)
----------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                        49,959              89,968
----------------------------------------------------------------------------
Total Increase (Decrease)                         37,174              91,861
----------------------------------------------------------------------------
Net Assets
Beginning of Period                              389,638             297,777
----------------------------------------------------------------------------
End of Period                                   $426,812            $389,638
============================================================================

1Shares Issued (Redeemed)
Issued                                             7,114             14,004
Issued in Lieu of Cash Distributions               1,241                992
Redeemed                                         (3,685)            (6,531)
----------------------------------------------------------------------------
Net Increase (Decrease) in
Shares Outstanding                                 4,670              8,465
============================================================================

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

FINANCIAL HIGHLIGHTS

Short-Term Corporate Portfolio
-------------------------------------------------------------------------------------------------

                                              Year Ended                Year Ended
                                              December 31,  Oct. 1 to  September 30, Feb. 8** to
For a Share Outstanding   Six Months Ended  ---------------  Dec. 31,  --------------    Sep. 30,
Throughout Each Period       June 30, 2004    2003    2002     2001*    2001    2000        1999
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                 $10.74  $10.71  $10.40    $10.40  $ 9.72   $9.75      $10.00
------------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                  .14     .31     .32      .115    .581    .646        .355
Net Realized and
Unrealized Gain (Loss)
on Investments                       (.12)     .06     .31    (.115)    .430  (.030)      (.250)
------------------------------------------------------------------------------------------------
Total from Investment
Operations                             .02     .37     .63        --   1.011    .616        .105
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net
Investment Income                    (.34)   (.34)   (.32)        --  (.331)  (.646)      (.355)
Distributions from
Realized Capital
Gains                                  --      --      --         --      --      --          --
------------------------------------------------------------------------------------------------
Total Distributions                  (.34)   (.34)   (.32)        --  (.331)  (.646)      (.355)
------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                       $10.42  $10.74  $10.71    $10.40  $10.40   $9.72      $ 9.75
================================================================================================

Total Return                         0.14%   3.55%   6.25%     0.00%  10.65%   6.54%       1.08%
================================================================================================

Ratios/Supplemental Data
Net Assets, End of
Period (Millions)                     $427    $390    $298      $142    $128     $63         $29
Ratio of Total Expenses
to Average Net Assets               0.15%+   0.20%   0.23%    0.21%+   0.21%   0.20%      0.27%+
Ratio of Net Investment
Income to Average Net
Assets                              3.21%+   3.49%   4.65%    5.50%+   6.33%   6.74%      5.74%+
Portfolio Turnover Rate               33%+     51%     72%       15%     46%     44%         39%
================================================================================================

  *The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Inception.
  †Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Short-Term Corporate Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments their respective industries.

A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Futures Contracts: The portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Swaps: The portfolio has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the portfolio receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio has also entered into swap transactions to earn the total return on an index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the portfolio to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio from the counterparty will be significantly less than the amount paid by the portfolio for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

4.	Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7.	Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B.	The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.	Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. The portfolio’s realized gains on swap contracts of $61,000, have been reclassified from accumulated net realized gains to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2003, the portfolio had available realized losses of $376,000 to offset future net capital gains through December 31, 2012. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2004, net unrealized depreciation of investment securities for tax purposes was $1,545,000, consisting of unrealized gains of $5,997,000 on securities that had risen in value since their purchase and $7,542,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:

----------------------------------------------------------------------------------
                                                       (000)
                        ----------------------------------------------------------
                                              Aggregate                 Unrealized
                            Number of Long   Settlement               Appreciation
Futures Contracts        (Short) Contracts        Value             (Depreciation)
----------------------------------------------------------------------------------
5-Year Treasury Note                  (98)      $10,651                     $ (85)
10-Year Treasury Note                 (73)        7,981                      (106)
----------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

At June 30, 2004, the portfolio had the following open swap contracts:

---------------------------------------------------------------------------------------------
Credit Default Swaps
---------------------------------------------------------------------------------------------
                                                                                   Unrealized
                                                      otional                    Appreciation
                      Termination                      Amount        Premium   (Depreciation)
Reference Entity             Date     Dealer*           (000)       Received            (000)
---------------------------------------------------------------------------------------------
Coca-Cola Co.          12/29/2006         DBS          $1,275          0.18%               --
Coca-Cola Co.            1/2/2007         DBS           1,125           0.18               --
---------------------------------------------------------------------------------------------
Interest Rate Swaps
---------------------------------------------------------------------------------------------
                                                        Fixed       Floating       Unrealized
                                     Notional   Interest Rate  Interest Rate     Appreciation
                                       Amount        Received       Received   (Depreciation)
Termination Date          Dealer*       (000)          (Paid)         (Paid)            (000)
---------------------------------------------------------------------------------------------
11/8/2004                     LBI      $  800          1.515%       (1.18%)+              (1)
2/25/2005                     LBI         900          1.815%       (1.28%)+              (2)
5/4/2005                      LBI         650          1.500%       (1.18%)+              (4)
9/9/2005                      LBI       1,100          2.091%      (1.17%)**              (6)
12/13/2005                    ABN       1,100          1.947%       (1.47%)+             (12)
12/15/2005                    LBI         650          2.935%       (1.52%)+                2
1/27/2006                     LBI       1,500          2.551%       (1.17%)+              (6)
2/15/2006                     LBI       2,050          2.578%       (1.25%)+              (9)
4/10/2006                      BA       2,000          2.419%       (1.14%)+             (18)
5/11/2006                     DBS       3,350          2.961%       (1.25%)+              (2)
6/1/2006                      ABN       1,360          3.000%       (1.32%)+              (1)
9/15/2006                     LBI         675          2.571%       (1.52%)+              (9)
9/15/2006                     LBI         675          2.679%       (1.52%)+              (7)
9/18/2006                     LBI       1,250          2.578%       (1.52%)+             (17)
1/26/2007                     DBS         300          2.607%       (1.17%)+              (6)
3/12/2007                     DBS         350          2.698%       (1.41%)+              (7)
4/5/2007                      LBI       1,000          2.708%       (1.11%)+             (21)
                                                                                         ----

                                                                                       $(126)
---------------------------------------------------------------------------------------------

Total Return Swaps
---------------------------------------------------------------------------------------------
                                                                   Floating       Unrealized
                                                      Notional     Interest     Appreciation
                               Termination              Amount         Rate   (Depreciation)
Reference Entity                      Date  Dealer*      (000)         Paid            (000)
---------------------------------------------------------------------------------------------
Lehman AAA
Commercial
Mortgage-Backed
Securities Index                10/31/2004       BA     $1,100      0.44%**            $(13)
---------------------------------------------------------------------------------------------

   *ABN–ABN AMRO.
    BA–Bank of America.
    DBS–Deutsche Bank Securities.
    LBI–Lehman Brothers.
**Based on one-month London InterBank Offered Rate (LIBOR).
  †Based on three-month London InterBank Offered Rate (LIBOR).

D.	During the six months ended June 30, 2004, the portfolio purchased $89,108,000 of investment securities and sold $56,230,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $11,529,000 and $6,646,000, respectively.

E.	The market value of securities on loan to broker/dealers at June 30, 2004, was $3,964,000, for which the fund held as collateral U.S. government and agency securities with a market value of $4,098,000. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

VANGUARD® TOTAL BOND MARKET INDEX PORTFOLIO

The Total Bond Market Index Portfolio’s return was flat during the first half of 2004, as price declines offset interest income. Like the Lehman Brothers Aggregate Bond Index that it’s designed to track, the portfolio suffered meaningful price declines in April and May. The portfolio slightly lagged its target index by a margin roughly equal to its operating costs, but it fared better than the average mutual fund peer.

The table below shows six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that returns for the portfolios in the Vanguard Variable Insurance Fund are different from those of the portfolios in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Reflective of the rising interest rate environment, the yield of the portfolio was 4.39% as of June 30, or 31 basis points (0.31 percentage point) higher than at the start of the period.

----------------------------------------------------------
Total Returns                             Six Months Ended
                                             June 30, 2004
Total Bond Market Index Portfolio                     0.0%
----------------------------------------------------------
Lehman Aggregate Bond Index                            0.2
Average Intermediate Investment
Grade Debt Fund*                                      -0.1
----------------------------------------------------------
*Derived from data provided by Lipper Inc.

STRONG ECONOMIC DATA CAUSED PRICES TO FALL

Bonds in general enjoyed stellar price gains during the first quarter. However, reports indicating the economy was recovering at a healthy pace—coupled with the Federal Reserve Board telegraphing its intent to raise short-term interest rates—caused prices to fall early in the second quarter. The Fed did act on June 30, raising its target for the federal funds rate from 1.00% to 1.25%.

For the full six months, U.S. Treasury securities and investment-grade corporate bonds posted total returns that were slightly in the red, while other bond sectors—such as mortgage-backed securities, which comprise more than one-third of the target index and the portfolio—posted modest positive returns.

THE GOOD NEWS FOR BOND INVESTORS

The recent disappointing performance of bonds, with the possibility of more rate hikes to come, might tempt some investors to abandon fixed income securities altogether. However, for those investors with longer time horizons who are reinvesting the distributions, rising yields are good news: While it may mean the temporary decline of principal value on paper, interest income will be reinvested in securities with lower prices and higher yields, resulting in higher total returns over the long run.

And whether it’s an environment of rising or falling interest rates, bond portfolios still serve the valuable function of providing higher current income than money market or equity securities, while serving as ballast for more volatile stocks in an investor’s overall portfolio.

Thank you for entrusting your hard-earned assets to Vanguard.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

PERFORMANCE SUMMARY                                TOTAL BOND MARKET INDEX PORTFOLIO
                                                                 As of June 30, 2004
----------------------------------------------------------------------------
Financial Attributes
                                                                      Target
                                          Portfolio                   Index*
----------------------------------------------------------------------------
Number of Issues                              1,051                    5,700
Yield                                          4.4%                       --
Yield to Maturity                            4.7%**                     4.7%
Average Coupon                                 5.8%                     5.4%
Average Effective Maturity                7.6 years                7.5 years
Average Quality+                                Aa1                      Aa1
Average Duration                          4.8 years                4.8 years
Expense Ratio                               0.17%++                       --
Short-Term Reserves                              0%                       --
----------------------------------------------------------------------------

-------------------------------------------------------------------
Volatility Measures
                                                            Target
                                   Portfolio                Index*
-------------------------------------------------------------------
R-Squared                               0.98                  1.00
Beta                                    0.97                  1.00
-------------------------------------------------------------------

------------------------------------------------------
Distribution by Maturity (% of portfolio)

Under 1 Year                                      1%
1-5 Years                                         35
5-10 Years                                        48
10-20 Years                                       10
20-30 Years                                        6
------------------------------------------------------
Total                                           100%
------------------------------------------------------

---------------------------------------------------
Sector Diversification (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed          5%
Finance                                           8
Foreign                                           4
Government Mortgage-Backed                       35
Industrial                                       11
Treasury/Agency                                  35
Utilities                                         2
---------------------------------------------------
Total                                          100%
---------------------------------------------------

-------------------------------------------------------------------
Distribution by Credit Quality+ (% of portfolio)
Treasury/Agency/GSEs++                                          70%
Aaa                                                               7
Aa                                                                2
A                                                                10
Baa                                                              11
-------------------------------------------------------------------
Total                                                          100%
-------------------------------------------------------------------
-------------------------------------------------------------------
Investments Focus

  *Lehman Aggregate Bond Index.
**Before expenses.
  †Source:Moody’s Investors Service.,br>††Annualized.
‡Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

PERFORMANCE SUMMARY                                    TOTAL BOND MARKET INDEX PORTFOLIO
                                                                     As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

[Fiscal-Year Total Returns (%) December 31, 1993-June 30, 2004]

*Six months ended June 30, 2004.
Note: See Financial Highlights table for dividend and capital gains information.

-------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004

                                                                        Ten Years
                                                  One   Five   ----------------------
                                Inception Date   Year  Years   Capital  Income  Total
-------------------------------------------------------------------------------------
Total Bond Market Index
Portfolio                            4/29/1991  0.20%  6.44%     1.09%   5.97%  7.06%
-------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

ABOUT YOUR PORFOLIO'S EXPENSES                         TOTAL BOND MARKET INDEX PORTFOLIO
                                                                     As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
Six Months Ended June 30, 2004
                                     Beginning           Ending       Expenses
Total Bond Market                Account Value    Account Value    Paid During
Index Porfolio                      12/31/2003        6/30/2004        Period*
--------------------------------------------------------------------------------
Based on
Actual Portfolio Return                 $1,000           $1,000          $0.85
Based on
Hypothetical 5% Return                  $1,000           $1,049          $0.87
--------------------------------------------------------------------------------

*Expenses are equal to the portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

--------------------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                                            Peer
                                                        Portfolio         Group*
--------------------------------------------------------------------------------
Total Bond Market Index Portfolio                           0.17%          0.98%
--------------------------------------------------------------------------------

*Average Intermediate-Term Investment-Grade Fund. Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

-----------------------------------------------------------------------------------
FINANCIAL STATEMENTS (unaudited)                                As of June 30, 2004
STATEMENT OF NET ASSETS

-----------------------------------------------------------------------------------
                                                                      Face   Market
                                                         Maturity   Amount   Value^
Total Bond Market Index Portfolio           Coupon           Date    (000)    (000)
-----------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (69.9%)
-----------------------------------------------------------------------------------
U.S. Government Securities (23.9%)
U.S. Treasury Bond                          10.75%      8/15/2005    $  25   $   27
U.S. Treasury Bond                         10.375%     11/15/2007      725      886
U.S. Treasury Bond                          10.00%      5/15/2010    1,825    1,949
U.S. Treasury Bond                          13.25%      5/15/2014      170      241
U.S. Treasury Bond                          12.50%      8/15/2014      275      384
U.S. Treasury Bond                          9.875%     11/15/2015       75      108
U.S. Treasury Bond                           9.25%      2/15/2016    2,300    3,193
U.S. Treasury Bond                           8.75%      5/15/2017    2,625    3,559
U.S. Treasury Bond                          8.875%      8/15/2017    6,600    9,044
U.S. Treasury Bond                          9.125%      5/15/2018       50       70
U.S. Treasury Bond                          8.875%      2/15/2019    1,900    2,630
U.S. Treasury Bond                          8.125%      8/15/2019    3,345    4,381
U.S. Treasury Bond                           8.50%      2/15/2020      350      474
U.S. Treasury Bond                           8.75%      8/15/2020      150      208
U.S. Treasury Bond                          8.125%      8/15/2021       25       33
U.S. Treasury Bond                           8.00%     11/15/2021    1,795    2,353
U.S. Treasury Bond                           7.25%      8/15/2022    2,385    2,922
U.S. Treasury Bond                          7.625%     11/15/2022    1,590    2,022
U.S. Treasury Bond                          7.125%      2/15/2023    1,145    1,388
U.S. Treasury Bond                           6.75%      8/15/2026    2,045    2,404
U.S. Treasury Bond                          6.625%      2/15/2027    2,215    2,571
U.S. Treasury Bond                          6.375%      8/15/2027      660      745
U.S. Treasury Bond                           5.50%      8/15/2028    1,075    1,089
U.S. Treasury Bond                           5.25%     11/15/2028      735      720
U.S. Treasury Note                          1.125%      6/30/2005      725      718
U.S. Treasury Note                           6.50%      8/15/2005    2,225    2,331
U.S. Treasury Note                           2.00%      8/31/2005    1,250    1,247
U.S. Treasury Note                          1.625%      9/30/2005    9,200    9,134
U.S. Treasury Note                           5.75%     11/15/2005      350      366
U.S. Treasury Note                          1.875%     11/30/2005    2,575    2,557
U.S. Treasury Note                          1.875%     12/31/2005    4,875    4,835
U.S. Treasury Note                          1.875%      1/31/2006      100       99
U.S. Treasury Note                          1.625%      2/28/2006      950      936
U.S. Treasury Note                          4.625%      5/15/2006    2,950    3,055
U.S. Treasury Note                          6.875%      5/15/2006    5,725    6,163
U.S. Treasury Note                           7.00%      7/15/2006    6,425    6,963
U.S. Treasury Note                           6.50%     10/15/2006    7,375    7,964
U.S. Treasury Note                          6.625%      5/15/2007    6,100    6,681
U.S. Treasury Note                          6.125%      8/15/2007      500      543
U.S. Treasury Note                          5.625%      5/15/2008    6,705    7,219
U.S. Treasury Note                          3.125%      9/15/2008    3,875    3,804
U.S. Treasury Note                          3.125%     10/15/2008    6,000    5,881
U.S. Treasury Note                          3.375%     12/15/2008    3,275    3,234
U.S. Treasury Note                           3.25%      1/15/2009      350      343
U.S. Treasury Note                           6.00%      8/15/2009      175      192
U.S. Treasury Note                           5.00%      2/15/2011      125      131
U.S. Treasury Note                           5.00%      8/15/2011       75       78
U.S. Treasury Note                          4.875%      2/15/2012    7,745    8,000
U.S. Treasury Note                          4.375%      8/15/2012    5,775    5,751
                                                                            -------
                                                                            131,626
                                                                            -------
Agency Bonds and Notes (10.5%)
Federal Home Loan Bank*                     5.125%       3/6/2006    2,050    2,127
Federal Home Loan Bank*                      2.50%      3/15/2006    1,600    1,592
Federal Home Loan Bank*                      2.25%      5/15/2006    1,350    1,333
Federal Home Loan Bank*                      6.50%      8/15/2007    1,450    1,574
Federal Home Loan Bank*                     5.865%       9/2/2008    1,100    1,177
Federal Home Loan Bank*                     7.625%      5/14/2010    1,850    2,142
Federal Home Loan Bank*                      5.75%      5/15/2012    2,450    2,580
Federal Home Loan Mortgage Corp.*            7.00%      7/15/2005    4,250    4,454

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

---------------------------------------------------------------------------------------
                                                                          Face   Market
                                                          Maturity      Amount   Value^
Total Bond Market Index Portfolio     Coupon                  Date       (000)    (000)
---------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.*     2.125%            11/15/2005     $ 1,500  $ 1,492
Federal Home Loan Mortgage Corp.*      4.00%             6/12/2006         175      159
Federal Home Loan Mortgage Corp.*      5.50%             7/15/2006       2,750    2,882
Federal Home Loan Mortgage Corp.*     2.875%            12/15/2006         750      744
Federal Home Loan Mortgage Corp.*     4.875%             3/15/2007       1,300    1,350
Federal Home Loan Mortgage Corp.*     6.875%             9/15/2010         675      758
Federal Home Loan Mortgage Corp.*     5.875%             3/21/2011         250      263
Federal Home Loan Mortgage Corp.*      5.75%             1/15/2012       5,250    5,536
Federal Home Loan Mortgage Corp.*     5.125%             7/15/2012       1,100    1,112
Federal Home Loan Mortgage Corp.*      4.50%             1/15/2013       1,150    1,107
Federal Home Loan Mortgage Corp.*      4.50%             7/15/2013         500      478
Federal Home Loan Mortgage Corp.*      6.75%             3/15/2031         375      418
Federal Home Loan Mortgage Corp.*      6.25%             7/15/2032         425      446
Federal National Mortgage Assn.*       5.50%             2/15/2006       2,475    2,582
Federal National Mortgage Assn.*      7.125%             3/15/2007         250      274
Federal National Mortgage Assn.*      6.625%            10/15/2007         750      819
Federal National Mortgage Assn.*       6.00%             5/15/2008       2,825    3,038
Federal National Mortgage Assn.*      6.625%             9/15/2009       7,060    7,801
Federal National Mortgage Assn.*       7.25%             1/15/2010       3,010    3,423
Federal National Mortgage Assn.*       6.25%              2/1/2011         400      430
Federal National Mortgage Assn.*       6.00%             5/15/2011         650      698
Federal National Mortgage Assn.*      5.375%            11/15/2011         275      284
Federal National Mortgage Assn.*      6.125%             3/15/2012         900      969
Federal National Mortgage Assn.*      4.625%              5/1/2013         475      449
Federal National Mortgage Assn.*      7.125%             1/15/2030       1,425    1,657
Private Export Funding Corp.
(U.S. Government Guaranteed)           7.20%             1/15/2010         400      454
State of Israel (U.S.
Government Guaranteed)                 5.50%             9/18/2023         150      149
State of Israel (U.S.
Government Guaranteed)                 5.50%             12/4/2023          50       50
State of Israel (U.S.
Government Guaranteed)                 5.50%             4/26/2024          75       74
Tennessee Valley Auth.*               7.125%              5/1/2030       1,000    1,164
                                                                                 ------
                                                                                 58,039
                                                                                 ------
Mortgage-Backed Securities (35.5%)
Federal Home Loan Mortgage Corp.*      4.00%     8/1/2008-9/1/2018 (1)   3,919    3,775
Federal Home Loan Mortgage Corp.*      4.50%     3/1/2009-9/1/2033 (1)  11,241   10,992
Federal Home Loan Mortgage Corp.*      5.00%     3/1/2008-6/1/2034 (1)  18,837   18,527
Federal Home Loan Mortgage Corp.*      5.50%    1/1/2007-11/1/2035 (1)  16,076   16,139
Federal Home Loan Mortgage Corp.*      6.00%     7/1/2005-4/1/2033 (1)   9,637    9,914
Federal Home Loan Mortgage Corp.*      6.50%     1/1/2005-7/1/2032 (1)   5,439    5,697
Federal Home Loan Mortgage Corp.*      7.00%     7/1/2004-9/1/2031 (1)   2,514    2,656
Federal Home Loan Mortgage Corp.*      7.50%    1/1/2007-12/1/2030 (1)     956    1,025
Federal Home Loan Mortgage Corp.*      8.00%    10/1/2009-4/1/2030 (1)     684      738
Federal Home Loan Mortgage Corp.*      8.50%    5/1/2006-11/1/2030 (1)     193      211
Federal Home Loan Mortgage Corp.*      9.00%     5/1/2027-5/1/2030 (1)      37       41
Federal Home Loan Mortgage Corp.*      9.50%     1/1/2025-2/1/2025 (1)       9       10
Federal Home Loan Mortgage Corp.*     10.00%    3/1/2017-11/1/2019 (1)       9       10
Federal National Mortgage Assn.*       4.00%    12/1/2010-6/1/2019 (1)   2,600    2,500
Federal National Mortgage Assn.*       4.50%    3/1/2018-10/1/2033 (1)  11,126   10,776
Federal National Mortgage Assn.*       5.00%     9/1/2009-3/1/2034 (1)  27,740   27,194
Federal National Mortgage Assn.*       5.50%     3/1/2017-6/1/2034 (1)  31,382   31,395
Federal National Mortgage Assn.*       6.00%    10/1/2008-4/1/2034 (1)  14,278   14,655
Federal National Mortgage Assn.*       6.50%     8/1/2008-9/1/2032 (1)   8,897    9,291
Federal National Mortgage Assn.*       7.00%    10/1/2007-7/1/2032 (1)   2,981    3,150
Federal National Mortgage Assn.*       7.50%     1/1/2007-7/1/2032 (1)   1,234    1,323
Federal National Mortgage Assn.*       8.00%    2/1/2008-11/1/2030 (1)     372      405
Federal National Mortgage Assn.*       8.50%    10/1/2004-4/1/2031 (1)     146      159
Federal National Mortgage Assn.*       9.00%    6/1/2022-12/1/2024 (1)      46       51
Federal National Mortgage Assn.*       9.50%    12/1/2018-2/1/2025 (1)      19       21
Federal National Mortgage Assn.*      10.00%     8/1/2020-8/1/2021 (1)      11       12
Federal National Mortgage Assn.*      10.50%              8/1/2020 (1)       4        5
Government National Mortgage Assn.     4.50%   8/15/2018-9/15/2033 (1)     712      682
Government National Mortgage Assn.     5.00%    3/1/2018-3/15/2034 (1)   3,832    3,741
Government National Mortgage Assn.     5.50%    6/15/2018-3/1/2034 (1)   7,484    7,493
Government National Mortgage Assn.     6.00%   3/15/2009-3/15/2034 (1)   5,146    5,290
Government National Mortgage Assn.     6.50%  10/15/2008-7/15/2032 (1)   3,579    3,748
Government National Mortgage Assn.     7.00%  10/15/2008-1/15/2032 (1)   2,078    2,214

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

------------------------------------------------------------------------------------------
                                                                            Face    Market
                                                           Maturity       Amount    Value^
Total Bond Market Index Portfolio     Coupon                   Date        (000)     (000)
------------------------------------------------------------------------------------------
Government National Mortgage Assn.     7.50%    5/15/2008-7/15/2031   (1)  $ 900    $  968
Government National Mortgage Assn.     8.00%   3/15/2008-12/15/2030   (1)    573       627
Government National Mortgage Assn.     8.50%    7/15/2009-7/15/2030   (1)    157       173
Government National Mortgage Assn.     9.00%    4/15/2016-7/15/2030   (1)    161       180
Government National Mortgage Assn.     9.50%   4/15/2017-12/15/2021   (1)     34        39
Government National Mortgage Assn.    10.00%    5/15/2020-1/15/2025   (1)     17        20
Government National Mortgage Assn.    10.50%              5/15/2019   (1)     14        16
Government National Mortgage Assn.    11.00%             10/15/2015   (1)      7         8
Government National Mortgage Assn.    11.50%              2/15/2013   (1)      4         5
                                                                                   -------
                                                                                   195,876
                                                                                   -------
------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS
(Cost $384,198)                                                                    385,541
------------------------------------------------------------------------------------------
CORPORATE BONDS (26.7%)
------------------------------------------------------------------------------------------
Asset-Backed/Commercial
Mortgage-Backed Securities (4.3%)
Bank of America Mortgage Securities   4.654%              6/25/2032   (1)     36        36
Bear Stearns Commercial Mortgage
Securities, Inc.                       5.61%             11/15/2033   (1)  2,100     2,176
Centex Home Equity                     4.64%              8/25/2026   (1)     89        90
Commercial Mortgage Lease-Backed
Certificate                           6.746%              6/20/2031   (1)  1,347     1,450
Countrywide Home Loans                4.557%              9/19/2032   (1)     68        69
Countrywide Home Loans                4.145%              5/25/2033   (1)    873       875
Credit Suisse First Boston
Mortgage Securities Corp.              6.38%             12/16/2035   (1)  3,500     3,757
First Union National
Bank Commercial
Mortgage Securities                   6.223%             12/12/2033   (1)  2,100     2,238
Fleet Credit Card Master
Trust II                               2.75%              4/15/2008   (1)  2,000     2,004
Ford Credit Auto Owner
Trust                                  3.62%              1/15/2006   (1)    128       128
Honda Auto Receivables
Owner Trust                            4.22%              4/16/2007   (1)    800       813
M&I Auto Loan Trust                    3.04%             10/20/2008   (1)    900       897
MBNA Credit Card Master
Note Trust                             4.95%              6/15/2009   (1)  1,200     1,246
Morgan Stanley Dean Witter
Capital I                              5.98%              1/15/2039   (1)  2,500     2,648
PNC Mortgage Acceptance Corp.          7.30%             10/12/2033   (1)  2,000     2,241
PSE&G Transition Funding
LLC                                    6.89%             12/15/2017   (1)    500       562
Residential Asset Securities
Corp.                                 4.988%              2/25/2027   (1)    200       200
Salomon Brothers Mortgage
Securities VII                        4.161%              9/25/2033   (1)  1,419     1,404
USAA Auto Owner Trust                  2.93%              7/16/2007   (1)    400       400
Washington Mutual Mortgage
Pass-Through Certificates             5.435%              2/25/2032   (1)     57        57
Washington Mutual Mortgage
Pass-Through Certificates              5.50%              4/26/2032   (1)    172       173
Washington Mutual Mortgage
Pass-Through Certificates              5.55%              4/26/2032   (1)     78        78
World Omni Auto Receivables
Trust                                  3.79%             11/21/2005   (1)     27        27
                                                                                    ------
                                                                                    23,569
                                                                                    ------
Finance (9.2%)
Banking (4.8%)
Abbey National PLC                     7.95%             10/26/2029          250       297
Asian Development Bank                4.875%               2/5/2007        1,000     1,039
Bank of America Corp.                 3.375%              2/17/2009          250       240
Bank of America Corp.                 4.375%              12/1/2010          100        98
Bank of America Corp.                  7.40%              1/15/2011          750       854
Bank of America Corp.                  6.25%              4/15/2012          350       374
Bank of America Corp.                 5.375%              6/15/2014          225       223
Bank of New York Co., Inc.             3.75%              2/15/2008          250       249
Bank One Corp.                         6.00%              2/17/2009        1,000     1,059
Bank One Corp.                        7.875%               8/1/2010           50        58
Bank One NA (IL)                       3.70%              1/15/2008          400       398
Bayerische Landesbank                 2.875%             10/15/2008          150       143
BB&T Corp.                             5.20%             12/23/2015          125       120
BBVA-Bancomer Capital
Trust I                               10.50%              2/16/2011   (2)    275       309
BSCH Issuances Ltd.                   7.625%              9/14/2010          375       429
The Chase Manhattan Corp.              6.00%              11/1/2005          575       598
Citicorp Capital II                   8.015%              2/15/2027          500       551
Citicorp Lease
Pass-Through Trust                     7.22%              6/15/2005(1)(2)    561       582
Citicorp Lease
Pass-Through Trust                     8.04%             12/15/2019   (2)    500       569
Citigroup, Inc.                        5.50%               8/9/2006          100       105
Citigroup, Inc.                       6.625%              6/15/2032          100       103
Citigroup, Inc.                        6.00%             10/31/2033          250       236
CoreStates Capital Corp.               8.00%             12/15/2026   (2)    600       656
Corporacion Andina de
Fomento                                5.20%              5/21/2013          100        96

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

-------------------------------------------------------------------------------------
                                                                         Face  Market
                                                          Maturity     Amount  Value^
Total Bond Market Index Portfolio              Coupon         Date      (000)   (000)
-------------------------------------------------------------------------------------
Credit Suisse First Boston USA, Inc.            5.75%    4/15/2007     $  700 $   737
Credit Suisse First Boston USA, Inc.            6.50%    1/15/2012        400     428
Credit Suisse First Boston USA, Inc.           5.125%    1/15/2014(1)     150     145
Deutsche Bank Financial LLC                    5.375%     3/2/2015        225     221
European Investment Bank                        3.00%    8/15/2006        200     201
European Investment Bank                       4.875%     9/6/2006        500     519
European Investment Bank                       4.625%     3/1/2007        750     776
European Investment Bank                       2.375%    6/15/2007        250     243
European Investment Bank                        3.00%    6/16/2008        150     146
European Investment Bank                       3.375%    3/16/2009        150     146
European Investment Bank                       4.625%    5/15/2014        100      98
Fleet Boston Financial Corp.                    3.85%    2/15/2008        300     300
Fleet Capital Trust II                          7.92%   12/11/2026        400     435
Golden West Financial                          4.125%    8/15/2007        100     101
HSBC Holdings PLC                               7.50%    7/15/2009        250     283
Inter-American Development Bank                6.375%   10/22/2007        150     163
Inter-American Development Bank                5.625%    4/16/2009        750     801
Inter-American Development Bank                 8.50%    3/15/2011        130     159
Inter-American Development Bank                 7.00%    6/15/2025        100     115
International Bank for Reconstruction
& Development                                  4.125%    8/12/2009      1,050   1,058
J.P. Morgan Chase & Co.                         5.25%    5/30/2007        275     286
J.P. Morgan Chase & Co.                         4.00%     2/1/2008        400     399
J.P. Morgan Chase & Co.                         5.25%     5/1/2015        100      96
J.P. Morgan, Inc.                               6.70%    11/1/2007        460     500
JPM Capital Trust II                            7.95%     2/1/2027         50      54
Key Bank NA                                     5.00%    7/17/2007        200     206
KFW International Finance, Inc.                 2.50%   10/17/2005        800     800
KFW International Finance, Inc.                 5.25%    6/28/2006        100     104
KFW International Finance, Inc.                 4.75%    1/24/2007        100     104
Korea Development Bank                         3.875%     3/2/2009        100      96
Korea Development Bank                          5.75%    9/10/2013        150     149
Marshall & Ilsley Bank                         4.125%     9/4/2007        325     330
Mellon Funding Corp.                            5.00%    12/1/2014        300     289
National City Corp.                             3.20%     4/1/2008        500     486
NB Capital Trust IV                             8.25%    4/15/2027        200     224
Nordic Investment Bank                         3.125%    4/24/2008        150     148
North Fork Bancorp                             5.875%    8/15/2012        150     154
Oesterreich Kontrollbank                        5.50%    1/20/2006        300     312
Oesterreich Kontrollbank                       5.125%    3/20/2007         75      79
PNC Funding Corp.                               5.25%   11/15/2015        100      95
Regions Financial Corp.                        6.375%    5/15/2012        100     107
Royal Bank of Scotland Group PLC               7.648%    8/31/2049        450     505
Sanwa Bank Ltd.                                 8.35%    7/15/2009        100     114
Sanwa Bank Ltd.                                 7.40%    6/15/2011        200     218
Southtrust Corp.                                5.80%    6/15/2014         50      51
Sumitomo Mitsui Banking Corp.                   8.00%    6/15/2012         95     111
SunTrust Banks, Inc.                            5.45%    12/1/2017        300     295
Swiss Bank Corp.                                7.00%   10/15/2015        250     284
Swiss Bank Corp.                               7.375%    6/15/2017        100     118
Synovus Financial Corp.                         7.25%   12/15/2005        100     106
UFJ Finance Aruba AEC                           6.75%    7/15/2013        100     104
Union Planters Corp.                            7.75%     3/1/2011        300     346
UnionBanCal Corp.                               5.25%   12/16/2013         50      49
US Bancorp                                      5.10%    7/15/2007        500     520
US Bank NA                                      2.85%   11/15/2006        100      99
Washington Mutual Bank                         6.875%    6/15/2011        400     446
Washington Mutual Bank                          5.50%    1/15/2013        300     301
Wells Fargo & Co.                              5.125%    2/15/2007        500     520
Wells Fargo & Co.                               5.25%    12/1/2007        700     728
Wells Fargo & Co.                               4.95%   10/16/2013        250     242
Zions Bancorp.                                  6.00%    9/15/2015         50      50
Brokerage (1.5%)
Bear Stearns Co., Inc.                          7.80%    8/15/2007        700     783
Bear Stearns Co., Inc.                          5.70%   11/15/2014        150     151

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

-------------------------------------------------------------------------------------
                                                                         Face  Market
                                                          Maturity     Amount  Value^
Total Bond Market Index Portfolio            Coupon           Date      (000)   (000)
-------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                     7.35%      10/1/2009     $  300  $  336
Goldman Sachs Group, Inc.                    6.875%      1/15/2011        100     110
Goldman Sachs Group, Inc.                     6.60%      1/15/2012        350     376
Goldman Sachs Group, Inc.                     5.70%       9/1/2012        250     253
Goldman Sachs Group, Inc.                     5.25%     10/15/2013        250     242
Goldman Sachs Group, Inc.                     5.15%      1/15/2014        100      96
Goldman Sachs Group, Inc.                    6.125%      2/15/2033        125     118
Goldman Sachs Group, Inc.                    6.345%      2/15/2034        300     282
Lehman Brothers Holdings, Inc.               6.625%       2/5/2006        250     264
Lehman Brothers Holdings, Inc.                4.00%      1/22/2008        300     300
Lehman Brothers Holdings, Inc.                7.00%       2/1/2008        300     328
Lehman Brothers Holdings, Inc.                3.60%      3/13/2009        200     192
Lehman Brothers Holdings, Inc.               6.625%      1/18/2012        100     108
Lehman Brothers Holdings, Inc.                4.80%      3/13/2014        125     117
Merrill Lynch & Co., Inc.                    3.375%      9/14/2007        400     394
Merrill Lynch & Co., Inc.                     4.00%     11/15/2007        600     603
Merrill Lynch & Co., Inc.                     3.70%      4/21/2008         50      49
Merrill Lynch & Co., Inc.                    3.125%      7/15/2008         50      48
Merrill Lynch & Co., Inc.                     6.00%      2/17/2009        100     106
Merrill Lynch & Co., Inc.                     5.30%      9/30/2015         75      73
Morgan Stanley Dean Witter                   6.875%       3/1/2007        100     108
Morgan Stanley Dean Witter                    5.80%       4/1/2007      1,025   1,082
Morgan Stanley Dean Witter                    6.75%      4/15/2011        200     219
Morgan Stanley Dean Witter                    4.75%       4/1/2014        525     485
Morgan Stanley Dean Witter                    7.25%       4/1/2032        150     167
Salomon Smith Barney Holdings Inc.           5.875%      3/15/2006        650     681
Waddell & Reed Financial, Inc.                7.50%      1/18/2006        225     239
Finance Companies (1.8%)
American Express Co.                          3.75%     11/20/2007        150     150
American Express Credit Corp.                 3.00%      5/16/2008        250     241
American General Finance Corp.                5.75%      3/15/2007        300     317
American General Finance Corp.               5.375%      10/1/2012        100     101
Capital One Bank                             6.875%       2/1/2006         50      53
Capital One Bank                             4.875%      5/15/2008        125     127
Capital One Bank                              4.25%      12/1/2008        175     172
CIT Group, Inc.                              4.125%      2/21/2006        550     559
CIT Group, Inc.                              7.375%       4/2/2007        100     110
CIT Group, Inc.                               4.00%       5/8/2008        150     149
CIT Group, Inc.                               7.75%       4/2/2012        100     114
Countrywide Home Loan                         5.50%       2/1/2007        200     209
Countrywide Home Loan                        2.875%      2/15/2007        200     196
Countrywide Home Loan                        5.625%      5/15/2007        250     262
General Electric Capital Corp.               5.375%      3/15/2007        300     315
General Electric Capital Corp.                3.50%       5/1/2008        500     492
General Electric Capital Corp.               4.625%      9/15/2009      2,200   2,222
General Electric Capital Corp.               6.125%      2/22/2011        500     534
General Electric Capital Corp.                6.75%      3/15/2032         75      81
Household Finance Corp.                       6.50%      1/24/2006        375     395
Household Finance Corp.                       7.20%      7/15/2006        125     135
Household Finance Corp.                      4.625%      1/15/2008        150     153
Household Finance Corp.                       6.40%      6/17/2008        125     135
Household Finance Corp.                      6.375%     10/15/2011        250     267
Household Finance Corp.                       7.00%      5/15/2012        250     276
Household Finance Corp.                      7.625%      5/17/2032        100     117
Household Finance Corp.                       7.35%     11/27/2032        200     227
International Lease Finance Corp.            3.125%       5/3/2007         75      74
International Lease Finance Corp.            5.625%       6/1/2007        200     210
International Lease Finance Corp.             4.50%       5/1/2008        250     252
MBNA America Bank NA                         5.375%      1/15/2008        500     519
SLM Corp.                                     5.05%     11/14/2014        450     431
SLM Corp.                                    5.625%       8/1/2033         75      68
USA Education, Inc.                          5.625%      4/10/2007        475     499

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

------------------------------------------------------------------------------------------
                                                                             Face   Market
                                                            Maturity       Amount   Value^
Total Bond Market Index Portfolio                 Coupon        Date        (000)    (000)
------------------------------------------------------------------------------------------
Insurance (0.6%)
ACE Ltd.                                           6.00%    4/1/2007      $   100   $  106
AEGON NV                                           4.75%    6/1/2013          100       95
Allstate Corp.                                    5.375%   12/1/2006          250      261
Allstate Corp.                                    6.125%  12/15/2032          100       99
American General Capital II                        8.50%    7/1/2030          100      127
American International Group, Inc.                2.875%  11/15/2004 (3)      125      121
Arch Capital Group Ltd.                            7.35%    5/1/2034           75       74
Assurant, Inc.                                    5.625%   2/15/2014           25       25
Assurant, Inc.                                     6.75%   2/15/2034           50       50
AXA Financial, Inc.                                7.75%    8/1/2010          100      115
AXA SA                                             8.60%  12/15/2030           50       62
Commerce Group, Inc.                               5.95%   12/9/2013           50       50
Fund American Cos., Inc.                          5.875%   5/15/2013           75       75
GE Global Insurance Holdings Corp.                 6.45%    3/1/2019          100      103
GE Global Insurance Holdings Corp.                 7.00%   2/15/2026           50       52
Genworth Financial, Inc.                           4.75%   6/15/2009           75       76
Genworth Financial, Inc.                           5.75%   6/15/2014           50       51
Genworth Financial, Inc.                           6.50%   6/15/2034           50       51
Hartford Life, Inc.                               7.375%    3/1/2031          200      227
Lincoln National Corp.                             6.20%  12/15/2011          100      107
Loews Corp.                                        5.25%   3/15/2016           75       69
Marsh & McLennan Cos., Inc.                        6.25%   3/15/2012          175      185
MetLife, Inc.                                      5.25%   12/1/2006          250      260
MetLife, Inc.                                      5.00%  11/24/2013           50       48
MetLife, Inc.                                     6.375%   6/15/2034           50       50
Nationwide Life Global Funding                     5.35%   2/15/2007 (2)      150      157
Principal Life Inc. Funding                        5.10%   4/15/2014          100       97
Protective Life Secured Trust                      3.70%  11/24/2008          175      171
Prudential Financial, Inc.                         4.50%   7/15/2013           50       46
Prudential Financial, Inc.                         5.75%   7/15/2033           50       46
Safeco Capital Trust I                            8.072%   7/15/2037           50       55
St. Paul Cos., Inc.                                5.75%   3/15/2007          225      236
Travelers Property Casualty Corp.                  3.75%   3/15/2008          100       99
Real Estate Investment Trusts (0.4%)
Boston Properties, Inc.                           5.625%   4/15/2015          125      122
EOP Operating LP                                  8.375%   3/15/2006          200      217
EOP Operating LP                                   6.75%   2/15/2008           75       81
EOP Operating LP                                   7.00%   7/15/2011          100      109
EOP Operating LP                                  7.875%   7/15/2031          150      169
ERP Operating LP                                  6.625%   3/15/2012          250      271
Health Care Property Investment, Inc.              6.45%   6/25/2012          250      264
ProLogis                                           5.50%    3/1/2013           75       75
Regency Centers LP                                 6.75%   1/15/2012          200      215
Rouse Co.                                         5.375%  11/26/2013           50       48
Simon Property Group Inc.                         6.375%  11/15/2007          375      400
Other (0.1%)
Berkshire Hathaway, Inc.                          3.375%  10/15/2008           75       73
Berkshire Hathaway, Inc.                           4.20%  12/15/2010          100       97
Berkshire Hathaway, Inc.                          4.625%  10/15/2013           50       48
J. Paul Getty Trust                               5.875%   10/1/2033           75       73
                                                                                    ------
                                                                                    50,866
                                                                                    ------
Industrial (11.4%)
Basic Industry (0.8%)
Alcan, Inc.                                        4.50%   5/15/2013          175      164
Alcan, Inc.                                        5.20%   1/15/2014          125      123
Alcan, Inc.                                       6.125%  12/15/2033           50       48
Alcoa, Inc.                                        4.25%   8/15/2007          700      710
BHP Billington Finance BV                          4.80%   4/15/2013           50       49
Dow Chemical Co.                                   5.00%  11/15/2007          500      515
E.I. du Pont de Nemours & Co.                     4.125%   4/30/2010          225      221
E.I. du Pont de Nemours & Co.                     4.875%   4/30/2014           50       49
E.I. du Pont de Nemours & Co.                      6.50%   1/15/2028          100      106

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

-----------------------------------------------------------------------------------------
                                                                           Face    Market
                                                         Maturity        Amount    Value^
Total Bond Market Index Portfolio          Coupon            Date         (000)     (000)
------------------------------------------------------------------------------------------
Eastman Chemical Co.                        3.25%       6/15/2008       $  225     $  216
ICI Wilmington                             4.375%       12/1/2008           100        98
Inco Ltd.                                   5.70%      10/15/2015           100        97
International Paper Co.                     4.25%       1/15/2009           100        98
International Paper Co.                     6.75%        9/1/2011           300       324
International Paper Co.                     5.50%       1/15/2014            75        73
Potash Corp. of Saskatchewan                7.75%       5/31/2011           300       343
Praxair, Inc.                               3.95%        6/1/2013           200       183
Rohm & Haas Co.                             7.85%       7/15/2029           100       120
Weyerhaeuser Co.                            6.75%       3/15/2012           400       433
Weyerhaeuser Co.                           7.375%       3/15/2032           300       326
Capital Goods (1.2%)
Boeing Capital Corp.                        6.50%       2/15/2012            50        54
Boeing Capital Corp.                        5.80%       1/15/2013           250       258
The Boeing Co.                             6.625%       2/15/2038           300       300
Bombardier Capital Corp.                   6.125%       6/29/2006 (2)       115       115
Caterpillar Financial Services Corp.        2.70%       7/15/2008           150       143
Caterpillar, Inc.                          7.375%        3/1/2097           175       199
CRH America Inc.                            6.95%       3/15/2012           300       331
Emerson Electric Co.                       4.625%      10/15/2012           300       291
General Dynamics Corp.                     2.125%       5/15/2006           125       123
General Dynamics Corp.                      3.00%       5/15/2008           125       121
General Electric Co.                        5.00%        2/1/2013           300       296
Goodrich Corp.                              6.45%      12/15/2007           200       214
Hanson PLC                                  5.25%       3/15/2013           100        97
Honeywell International, Inc.              6.125%       11/1/2011           100       107
Hutchison Whampoa International Ltd.        5.45%      11/24/2010 (2)       125       123
John Deere Capital Corp.                   4.125%       7/15/2005           600       610
Lockheed Martin Corp.                       8.50%       12/1/2029           200       250
Masco Corp.                                 6.75%       3/15/2006           250       265
Northrop Grumman Corp.                      7.75%       2/15/2031            50        58
Raytheon Co.                                8.30%        3/1/2010           200       234
Raytheon Co.                                5.50%      11/15/2012           175       177
Raytheon Co.                               5.375%        4/1/2013           100       100
Raytheon Co.                                7.20%       8/15/2027           100       108
Republic Services, Inc.                    7.125%       5/15/2009            75        83
Textron Financial Corp.                    5.875%        6/1/2007           100       106
Textron, Inc.                               6.50%        6/1/2012           225       243
TRW, Inc.                                   7.75%        6/1/2029           300       347
Tyco International Group SA                6.375%       2/15/2006            75        79
Tyco International Group SA                 5.80%        8/1/2006           100       104
Tyco International Group SA                 6.75%       2/15/2011            75        81
Tyco International Group SA                6.375%      10/15/2011            75        80
Tyco International Group SA                 6.00%      11/15/2013            75        77
Tyco International Group SA                6.875%       1/15/2029            75        78
United Technologies Corp.                  4.875%       11/1/2006           200       207
United Technologies Corp.                   6.70%        8/1/2028           100       108
United Technologies Corp.                   7.50%       9/15/2029            50        59
USA Waste Services, Inc.                    7.00%       7/15/2028           275       287
Waste Management, Inc.                      5.00%       3/15/2014            75        71
Waste Management, Inc.                      7.75%       5/15/2032            75        86
Communication (2.6%)
America Movil SA de C.V.                   4.125%        3/1/2009 (2)       125       117
America Movil SA de C.V.                    5.50%        3/1/2014 (2)        50        46
Ameritech Capital Funding                   6.15%       1/15/2008           275       292
AT&T Broadband Corp.                       8.375%       3/15/2013           100       118
AT&T Broadband Corp.                       9.455%      11/15/2022           139       180
AT&T Corp.                                  8.05%      11/15/2011           400       410
AT&T Wireless Services, Inc.               7.875%        3/1/2011           300       342
AT&T Wireless Services, Inc.               8.125%        5/1/2012           250       289
AT&T Wireless Services, Inc.                8.75%        3/1/2031           175       214
BellSouth Capital Funding                  7.875%       2/15/2030           550       639
BellSouth Corp.                             6.55%       6/15/2034           100       100

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

---------------------------------------------------------------------------------------------
                                                                               Face    Market
                                                             Maturity        Amount    Value^
Total Bond Market Index Portfolio                 Coupon         Date         (000)     (000)
---------------------------------------------------------------------------------------------
British Sky Broadcasting Corp.                     7.30%   10/15/2006        $   50  $     54
British Sky Broadcasting Corp.                    6.875%    2/23/2009            50        55
British Sky Broadcasting Corp.                     8.20%    7/15/2009            50        58
British Telecommunications PLC                    7.875%   12/15/2005           400       427
British Telecommunications PLC                    8.875%   12/15/2030           200       247
Cingular Wireless                                 7.125%   12/15/2031            50        52
Citizens Communications                            9.25%    5/15/2011           200       210
Clear Channel Communications, Inc.                 7.65%    9/15/2010           275       310
Clear Channel Communications, Inc.                 5.00%    3/15/2012            50        49
Comcast Cable Communications, Inc.                8.375%     5/1/2007           750       838
Comcast Cable Communications, Inc.                8.875%     5/1/2017           350       428
Cox Communications, Inc.                           7.75%    11/1/2010           175       198
Cox Communications, Inc.                           5.50%    10/1/2015           100        96
Deutsche Telekom International Finance            3.875%    7/22/2008           100        98
Deutsche Telekom International Finance             8.50%    6/15/2010           350       408
Deutsche Telekom International Finance             8.75%    6/15/2030           275       336
France Telecom                                     8.75%     3/1/2011           200       231
France Telecom                                     9.50%     3/1/2031           275       345
GTE South, Inc.                                   6.125%    6/15/2007           700       742
Koninklijke KPN NV                                 8.00%    10/1/2010           325       377
New England Telephone & Telegraph Co.             6.875%    10/1/2023           175       179
New England Telephone & Telegraph Co.             7.875%   11/15/2029           500       574
News America Holdings, Inc.                        8.15%   10/17/2036           175       210
News America Holdings, Inc.                        7.75%    12/1/2045           200       229
Pacific Bell                                      7.125%    3/15/2026            50        53
R.R. Donnelley & Sons Co.                          4.95%     4/1/2014 (2)        50        48
R.R. Donnelley & Sons Co.                          3.75%     4/1/2009 (2)        50        48
SBC Communications, Inc.                          5.875%     2/1/2012           250       258
Sprint Capital Corp.                               6.00%    1/15/2007           250       262
Sprint Capital Corp.                              6.125%   11/15/2008            50        53
Sprint Capital Corp.                              7.625%    1/30/2011            50        55
Sprint Capital Corp.                               8.75%    3/15/2032           600       699
Telecom Italia Capital                             4.00%   11/15/2008 (2)       225       221
Telecom Italia Capital                             5.25%   11/15/2013 (2)       225       218
Telecom Italia Capital                            6.375%   11/15/2033 (2)        50        48
Telefonica Europe BV                               7.35%    9/15/2005           250       263
Telefonica Europe BV                               8.25%    9/15/2030           200       243
Telefonos de Mexico SA                             8.25%    1/26/2006           200       214
Telus Corp.                                        7.50%     6/1/2007           100       109
Telus Corp.                                        8.00%     6/1/2011           125       143
Thomson Corp.                                      5.75%     2/1/2008           100       104
Time Warner Entertainment                         8.375%    3/15/2023           350       407
Univision Communications, Inc.                    2.875%   10/15/2006            50        49
Univision Communications, Inc.                     3.50%   10/15/2007            75        74
US Cellular                                        6.70%   12/15/2033            75        71
USA Interactive                                    7.00%    1/15/2013           150       163
Verizon Global Funding Corp.                       6.75%    12/1/2005           100       105
Verizon New Jersey, Inc.                          5.875%    1/17/2012           100       103
Verizon New York, Inc.                            7.375%     4/1/2032           100       105
Verizon Wireless Capital                          5.375%   12/15/2006           175       183
Vodafone AirTouch PLC                              7.75%    2/15/2010            50        57
Vodafone Group PLC                                 5.00%   12/16/2013           350       339
WPP Finance USA Corp.                             5.875%    6/15/2014 (2)        75        75
Consumer Cyclical (2.7%)
AOL Time Warner, Inc.                             6.125%    4/15/2006           150       157
AOL Time Warner, Inc.                              7.70%     5/1/2032           375       416
Brinker International                              5.75%     6/1/2014 (2)        50        50
Cendant Corp.                                     6.875%    8/15/2006           290       310
Cendant Corp.                                     7.375%    1/15/2013           100       111
Centex Corp.                                      5.125%    10/1/2013            50        47
Costco Wholesale Corp.                             5.50%    3/15/2007            75        79
DaimlerChrysler North America Holding Corp.        4.75%    1/15/2008           100       101
DaimlerChrysler North America Holding Corp.        4.05%     6/4/2008           250       245
DaimlerChrysler North America Holding Corp.        7.75%    1/18/2011           200       223

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

-----------------------------------------------------------------------------------------------
                                                                                 Face    Market
                                                                Maturity       Amount    Value^
Total Bond Market Index Portfolio                 Coupon            Date        (000)     (000)
-----------------------------------------------------------------------------------------------
DaimlerChrysler North America Holding Corp.        7.30%       1/15/2012      $   625   $   679
DaimlerChrysler North America Holding Corp.        6.50%      11/15/2013          100       102
Dayton Hudson Corp.                                6.65%        8/1/2028          175       186
Delphi Corp.                                       6.55%       6/15/2006          100       105
Delphi Corp.                                       6.50%       8/15/2013          125       127
The Walt Disney Co.                               5.375%        6/1/2007          400       416
Ford Motor Co.                                     7.45%       7/16/2031          500       474
Ford Motor Co.                                     8.90%       1/15/2032          350       374
Ford Motor Credit Co.                             6.875%        2/1/2006        1,225     1,286
Ford Motor Credit Co.                              6.50%       1/25/2007        1,175     1,236
Ford Motor Credit Co.                             7.375%      10/28/2009           25        27
Ford Motor Credit Co.                             7.875%       6/15/2010          250       272
Ford Motor Credit Co.                             7.375%        2/1/2011          150       158
Ford Motor Credit Co.                              7.00%       10/1/2013          125       126
General Motors Acceptance Corp.                    6.75%       1/15/2006          150       157
General Motors Acceptance Corp.                   6.125%        2/1/2007          700       731
General Motors Acceptance Corp.                   6.125%       8/28/2007          400       417
General Motors Acceptance Corp.                   5.625%       5/15/2009           50        50
General Motors Acceptance Corp.                   6.875%       9/15/2011          500       513
General Motors Acceptance Corp.                    7.00%        2/1/2012          500       514
General Motors Acceptance Corp.                   6.875%       8/28/2012          100       102
General Motors Acceptance Corp.                    8.00%       11/1/2031          300       307
General Motors Corp.                               8.25%       7/15/2023          100       104
General Motors Corp.                               7.40%        9/1/2025          225       217
General Motors Corp.                               6.75%        5/1/2028          250       225
General Motors Corp.                              8.375%       7/15/2033          200       210
Harrah's Operating Co., Inc.                      7.125%        6/1/2007          100       107
Harrah's Operating Co., Inc.                      5.375%      12/15/2013          250       234
Kohl's Corp.                                       6.00%       1/15/2033          100        96
Liberty Media Corp.                                3.50%       9/25/2006          150       150
Lowe's Cos., Inc.                                 6.875%       2/15/2028           25        27
Lowe's Cos., Inc.                                  6.50%       3/15/2029          200       210
May Department Stores Co.                          9.75%       2/15/2021           85       107
Pulte Homes, Inc.                                  5.25%       1/15/2014           75        71
Pulte Homes, Inc.                                 7.875%       6/15/2032           25        27
Target Corp.                                       5.40%       10/1/2008          250       262
Time Warner, Inc.                                  8.18%       8/15/2007          450       503
Time Warner, Inc.                                 6.625%       5/15/2029          100        98
Toyota Motor Credit Corp.                          4.35%      12/15/2010          100        99
Tricon Global Restaurants, Inc.                   8.875%       4/15/2011          100       121
Viacom International Inc.                          7.75%        6/1/2005          200       209
Viacom International Inc.                          6.40%       1/30/2006          200       210
Viacom International Inc.                         5.625%       8/15/2012          200       202
Wal-Mart Stores, Inc.                             4.375%       7/12/2007          275       281
Wal-Mart Stores, Inc.                             4.125%       2/15/2011           50        48
Wal-Mart Stores, Inc.                              4.55%        5/1/2013          200       192
Wal-Mart Stores, Inc.                              7.55%       2/15/2030          100       120
Wal-Mart Stores, Inc. Canada                       5.58%        5/1/2006(2)       450       470
Yum! Brands, Inc.                                  7.70%        7/1/2012           50        57
Consumer Noncyclical (1.9%)
Abbott Laboratories                               5.625%        7/1/2006          200       210
Abbott Laboratories                                3.50%       2/17/2009          125       121
Albertson's, Inc.                                  7.50%       2/15/2011          200       225
Albertson's, Inc.                                  8.00%        5/1/2031          100       115
Altria Group, Inc.                                5.625%       11/4/2008          125       125
Anheuser-Busch Cos., Inc.                         7.125%        7/1/2017          150       166
Anheuser-Busch Cos., Inc.                          6.80%       8/20/2032           75        83
Archer-Daniels-Midland Co.                        5.935%       10/1/2032          100        98
AstraZeneca PLC                                    5.40%        6/1/2014           75        76
Boston Scientific                                  5.45%       6/15/2014           75        75
Bottling Group LLC                                4.625%      11/15/2012          200       194
Bristol-Myers Squibb Co.                           4.75%       10/1/2006          300       309
Bristol-Myers Squibb Co.                           7.15%       6/15/2023          300       336
Bunge Ltd. Finance Corp.                          4.375%      12/15/2008          100        99

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

---------------------------------------------------------------------------------------------
                                                                               Face    Market
                                                              Maturity       Amount    Value^
Total Bond Market Index Portfolio                 Coupon          Date        (000)     (000)
---------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                    6.70%     12/1/2026      $   350      372
Campbell Soup Co.                                  6.75%     2/15/2011          100       110
Cia. Brasil de Bebidas AmBev                      10.50%    12/15/2011          100       114
Cia. Brasil de Bebidas AmBev                       8.75%     9/15/2013 (2)      100       105
Coca-Cola Enterprises Inc.                         5.75%     11/1/2008          150       160
Coca-Cola Enterprises Inc.                        6.125%     8/15/2011          100       107
Coca-Cola Enterprises Inc.                         8.50%      2/1/2022           50        63
Coca-Cola Enterprises Inc.                         6.75%     9/15/2028          175       189
Conagra, Inc.                                     7.875%     9/15/2010          500       574
Eli Lilly & Co.                                    6.00%     3/15/2012           50        53
General Mills, Inc.                               2.625%    10/24/2006          300       294
General Mills, Inc.                               5.125%     2/15/2007          100       104
GlaxoSmithKline Capital Inc.                      2.375%     4/16/2007          150       147
GlaxoSmithKline Capital Inc.                      4.375%     4/15/2014           75        71
Grand Metropolitan Investment Corp.                9.00%     8/15/2011          400       491
H.J. Heinz Co.                                    6.375%     7/15/2028           75        77
Hospira, Inc.                                      4.95%     6/15/2009 (2)       75        75
Hospira, Inc.                                      5.90%     6/15/2014 (2)       25        25
Imperial Tobacco                                  7.125%      4/1/2009          125       137
International Flavors & Fragrances                 6.45%     5/15/2006          150       158
Johnson & Johnson                                  3.80%     5/15/2013           75        69
Johnson & Johnson                                  4.95%     5/15/2033           75        66
Kellogg Co.                                        6.00%      4/1/2006          100       105
Kellogg Co.                                       2.875%      6/1/2008          250       239
Kraft Foods, Inc.                                 4.625%     11/1/2006          400       409
Kraft Foods, Inc.                                 5.625%     11/1/2011           50        51
Kraft Foods, Inc.                                  6.50%     11/1/2031          200       202
Kroger Co.                                         8.00%     9/15/2029          125       145
Merck & Co.                                        6.40%      3/1/2028           50        53
Fred Meyer, Inc.                                  7.375%      3/1/2005          250       258
Pepsi Bottling Group, Inc.                         7.00%      3/1/2029           50        56
Pfizer, Inc.                                       4.50%     2/15/2014           50        48
Pharmacia Corp.                                    5.75%     12/1/2005          400       417
Philip Morris Cos., Inc.                           7.00%     7/15/2005          150       155
Philip Morris Cos., Inc.                           7.65%      7/1/2008           50        54
Procter & Gamble Co. ESOP                          9.36%      1/1/2021          500       657
Quest Diagnostic, Inc.                             6.75%     7/12/2006          100       107
Safeway, Inc.                                      6.50%      3/1/2011          125       132
Sara Lee Corp.                                    6.125%     11/1/2032          150       149
Schering-Plough Corp.                              5.30%     12/1/2013          100        98
Schering-Plough Corp.                              6.50%     12/1/2033           75        74
Tyson Foods, Inc.                                  7.25%     10/1/2006          100       107
Tyson Foods, Inc.                                  8.25%     10/1/2011          100       115
Unilever Capital Corp.                            7.125%     11/1/2010          250       282
Unilever Capital Corp.                             5.90%    11/15/2032           50        48
UnitedHealth Group, Inc.                           5.20%     1/17/2007          200       208
Wellpoint Health Networks Inc.                    6.375%     1/15/2012          300       319
Wyeth                                             4.375%      3/1/2008          250       250
Wyeth                                              5.50%     3/15/2013           75        73
Wyeth                                              5.50%      2/1/2014           50        48
Wyeth                                              6.50%      2/1/2034           50        47
Energy (0.9%)
Alberta Energy Co. Ltd.                           7.375%     11/1/2031          125       141
Anadarko Finance Co.                               7.50%      5/1/2031          100       114
Anadarko Petroleum Corp.                          6.125%     3/15/2012           50        53
Baker Hughes, Inc.                                6.875%     1/15/2029          100       110
BP Capital Markets PLC                             2.75%    12/29/2006          125       124
BP Capital Markets PLC                            2.625%     3/15/2007          225       221
Burlington Resources, Inc.                         7.40%     12/1/2031          175       199
Canadian Natural Resources                         7.20%     1/15/2032          125       140
Conoco Funding Co.                                 5.45%    10/15/2006          250       262
Conoco, Inc.                                       6.95%     4/15/2029          100       110
Devon Energy Corp.                                 7.95%     4/15/2032          150       174
Devon Financing Corp.                             7.875%     9/30/2031          225       259

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

------------------------------------------------------------------------------------------------
                                                                                  Face    Market
                                                              Maturity          Amount    Value^
Total Bond Market Index Portfolio                 Coupon          Date           (000)     (000)
------------------------------------------------------------------------------------------------
Encana Holdings Finance Corp.                      5.80%      5/1/2014          $  100    $  102
Halliburton Co.                                    5.50%    10/15/2010              75        76
Halliburton Co.                                    8.75%     2/15/2021              50        59
Kerr McGee Corp.                                   6.95%      7/1/2024              75        75
LG Caltex Oil Corp.                                7.75%     7/25/2011    (2)      200       226
Marathon Oil Corp.                                 6.80%     3/15/2032             100       104
Nexen, Inc.                                        5.05%    11/20/2013              50        48
Nexen, Inc.                                       7.875%     3/15/2032              50        58
Norsk Hydro                                        7.50%     10/1/2016              50        58
Norsk Hydro                                        7.25%     9/23/2027             150       170
Occidental Petroleum                               7.20%      4/1/2028             150       167
Pemex Project Funding Master Trust                7.375%    12/15/2014             200       204
Pemex Project Funding Master Trust                8.625%      2/1/2022             400       414
Petro-Canada                                       7.00%    11/15/2028             100       107
PF Export Receivables Master Trust                 6.60%     12/1/2011 (1)(2)      500       525
Phillips Petroleum Co.                             8.75%     5/25/2010             450       542
Suncor Energy, Inc.                                7.15%      2/1/2032             100       112
Technology (0.4%)
Arrow Electronics, Inc.                           6.875%      7/1/2013              50        52
Eastman Kodak Co.                                 3.625%     5/15/2008             100        95
Electronic Data Systems                            6.00%      8/1/2013             150       143
First Data Corp.                                  5.625%     11/1/2011             300       313
Hewlett-Packard Co.                               3.625%     3/15/2008             400       395
International Business Machines Corp.              6.45%      8/1/2007             500       541
International Business Machines Corp.             7.125%     12/1/2096             250       271
Motorola, Inc.                                    7.625%    11/15/2010             275       309
Motorola, Inc.                                     8.00%     11/1/2011              50        57
Motorola, Inc.                                     7.50%     5/15/2025              75        80
Science Applications International Corp.           6.25%      7/1/2012              25        27
Science Applications International Corp.           5.50%      7/1/2033              25        22
SunGard Data Systems, Inc.                        4.875%     1/15/2014              50        47
Transportation (0.9%)
American Airlines, Inc.
Pass-Through Certificates                         6.855%     4/15/2009             179       178
American Airlines, Inc.
Pass-Through Certificates                         7.024%    10/15/2009             200       199
Burlington Northern Santa Fe Corp.                7.875%     4/15/2007             400       443
Canadian National Railway Co.                      6.80%     7/15/2018             250       272
Canadian Pacific Rail                              6.25%    10/15/2011             300       322
CNF, Inc.                                          6.70%      5/1/2034    (2)       75        74
Continental Airlines Enhanced Equipment
Trust Certificates                                6.563%     2/15/2012    (1)      500       520
Continental Airlines Enhanced Equipment
Trust Certificates                                6.648%     9/15/2017              34        32
CSX Corp.                                          6.30%     3/15/2012             250       263
Delta Air Lines Enhanced Equipment
Trust Certificates                                7.111%     9/18/2011             250       229
ERAC USA Finance Co.                               7.35%     6/15/2008    (2)      150       167
FedEx Corp.                                        2.65%      4/1/2007    (2)       75        73
Hertz Corp.                                        6.35%     6/15/2010              50        50
Hertz Corp.                                       7.625%      6/1/2012             300       315
MISC Capital Ltd.                                  5.00%      7/1/2009    (2)      100       100
MISC Capital Ltd.                                 6.125%      7/1/2014    (2)      100       100
Norfolk Southern Corp.                             7.70%     5/15/2017             450       522
Norfolk Southern Corp.                             7.90%     5/15/2097              50        58
NorthWest Airlines, Inc.
Pass-Through Certificates                         6.841%      4/1/2011             200       193
Southwest Airlines Co.                             6.50%      3/1/2012             250       263
Union Pacific Corp.                                6.50%     4/15/2012             200       215
Union Pacific Corp.                               7.125%      2/1/2028             150       162
Other
Rockwell International Corp.                       6.70%     1/15/2028              50        53
                                                                                          ------
                                                                                          62,797
                                                                                          ------
Utilities (1.8%)
Electric (1.5%)
Alabama Power Co.                                  5.50%    10/15/2017             100       100
American Electric Power                           5.375%     3/15/2010             150       154
Arizona Public Service Co.                         5.80%     6/30/2014             175       175

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

---------------------------------------------------------------------------------------
                                                                          Face   Market
                                                       Maturity         Amount   Value^
Total Bond Market Index Portfolio        Coupon            Date          (000)    (000)
---------------------------------------------------------------------------------------
Boston Edison Co.                        4.875%       4/15/2014         $   50   $   49
Cincinnati Gas & Electric Co.             5.70%       9/15/2012             75       76
Commonwealth Edison Co.                   6.15%       3/15/2012            300      320
Commonwealth Edison Co.                   4.70%       4/15/2015             75       71
Consolidated Edison, Inc.                6.625%      12/15/2005            300      316
Constellation Energy Group, Inc.         6.125%        9/1/2009            200      212
Constellation Energy Group, Inc.          7.00%        4/1/2012            200      217
Consumers Energy Co.                      4.25%       4/15/2008             75       74
Consumers Energy Co.                      4.80%       2/17/2009            150      151
Consumers Energy Co.                     5.375%       4/15/2013             75       73
Dominion Resources, Inc.                  5.25%        8/1/2015            150      144
Dominion Resources, Inc.                  6.30%       3/15/2033            250      238
Duke Capital Corp.                        6.75%       2/15/2032            100       97
Duke Energy Corp.                         6.25%       1/15/2012            100      104
Duke Energy Corp.                         6.00%       12/1/2028            100       93
Energy East Corp.                         6.75%       6/15/2012            150      160
Entergy Gulf States                       3.60%        6/1/2005            100       97
Florida Power & Light                    6.875%       12/1/2005            500      529
HQI Transelec Chile SA                   7.875%       4/15/2011            250      278
Jersey Central Power & Light             5.625%        5/1/2016   (2)      125      122
MidAmerican Energy Co.                    6.75%      12/30/2031            250      270
National Rural Utilities
Cooperative Finance Corp.                 6.50%        3/1/2007             75       81
National Rural Utilities
Cooperative Finance Corp.                 5.75%       8/28/2009            250      265
National Rural Utilities
Cooperative Finance Corp.                 7.25%        3/1/2012            250      284
National Rural Utilities
Cooperative Finance Corp.                 4.75%        3/1/2014            175      167
NiSource Finance Corp.                    3.20%       11/1/2006            100       99
NiSource Finance Corp.                   7.875%      11/15/2010            100      114
Oncor Electric Delivery Co.              6.375%       1/15/2015            150      159
Oncor Electric Delivery Co.               7.25%       1/15/2033            200      225
Pacific Gas & Electric Co.                3.60%        3/1/2009             50       48
Pacific Gas & Electric Co.                4.20%        3/1/2011             50       48
Pacific Gas & Electric Co.                4.80%        3/1/2014             25       24
Pacific Gas & Electric Co.                6.05%        3/1/2034            300      282
PacifiCorp                                7.70%      11/15/2031            100      119
Pepco Holdings, Inc.                      6.45%       8/15/2012             75       78
Pepco Holdings, Inc.                      7.45%       8/15/2032             50       53
Progress Energy, Inc.                     6.05%       4/15/2007            300      316
Progress Energy, Inc.                     7.10%        3/1/2011            350      384
PSEG Power Corp.                          5.50%       12/1/2015            150      143
PSEG Power Corp.                         8.625%       4/15/2031            125      153
Public Service Co. of Colorado           4.375%       10/1/2008            250      252
South Carolina Electric & Gas Co.         5.30%       5/15/2033            250      224
Southern California Edison Co.            5.00%       1/15/2014            125      122
Southern California Edison Co.            6.00%       1/15/2034            175      168
Southern California Edison Co.            5.75%        4/1/2035             75       69
United Utilities PLC                     5.375%        2/1/2019            175      163
Virginia Electric & Power Co.             5.75%       3/31/2006            350      365
XCEL Energy, Inc.                         7.00%       12/1/2010             75       83
Natural Gas (0.3%)
Columbia Energy Group                     7.62%      11/28/2025            100      106
Enron Corp.                              7.125%       5/15/2007    **      150       39
Enron Corp.                              6.875%      10/15/2007    **      500      130
HNG Internorth                           9.625%       3/15/2006    **      500      130
Keyspan Corp.                             7.25%      11/15/2005            400      423
Kinder Morgan Energy Partners, LP         7.30%       8/15/2033            250      265
Texas Gas Transmission                    4.60%        6/1/2015            100       91
Trans-Canada Pipelines                    5.60%       3/31/2034            150      137
Yosemite Security Trust                   8.25%      11/15/2004 (2)**      775      273
                                                                                 ------
                                                                                 10,202
                                                                                 ------
---------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $146,778)                                                                 147,434
---------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

--------------------------------------------------------------------------------
                                                                  Face    Market
                                                     Maturity   Amount    Value^
Total Bond Market Index Portfolio        Coupon          Date    (000)     (000)
--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S.
Dollar-Denominated)(2.3%)
--------------------------------------------------------------------------------
Canadian Government                       6.75%     8/28/2006   $  300    $  324
Canadian Government                       5.25%     11/5/2008      100       106
Eksportfinans                            4.375%     7/15/2009      125       125
Export Development Canada                 4.00%      8/1/2007      150       152
Federation of Malaysia                    8.75%      6/1/2009      400       472
Hellenic Republic                         6.95%      3/4/2008      125       138
Instituto de Credito Oficial              6.00%     5/19/2008      150       161
International Finance Corp.               3.00%     4/15/2008      300       294
Kredit Fuer Wiederaufbau                 3.375%     1/23/2008      100        99
Kredit Fuer Wiederaufbau                  3.25%     3/30/2009      100        97
Landwirtschaft Rentenbank                3.375%    11/15/2007      500       496
Landwirtschaft Rentenbank                 3.25%     6/16/2008      100        98
People's Republic of China                7.30%    12/15/2008       50        56
People's Republic of China                4.75%    10/29/2013       50        48
Petroleos Mexicanos                       6.50%      2/1/2005      500       513
Province of British Columbia             5.375%    10/29/2008      200       212
Province of Manitoba                      7.50%     2/22/2010      300       347
Province of Nova Scotia                   5.75%     2/27/2012       50        53
Province of Ontario                       5.50%     10/1/2008      200       212
Province of Ontario                      5.125%     7/17/2012      450       457
Province of Quebec                        5.00%     7/17/2009      900       931
Quebec Hydro Electric                     8.40%     1/15/2022      550       701
Republic of Chile                        5.625%     7/23/2007      225       235
Republic of Finland                      5.875%     2/27/2006       50        53
Republic of Finland                       4.75%      3/6/2007       50        52
Republic of Italy                        4.375%    10/25/2006      800       821
Republic of Italy                        3.625%     9/14/2007      200       200
Republic of Italy                         3.25%     5/15/2009       50        48
Republic of Italy                        5.625%     6/15/2012    1,250     1,316
Republic of Italy                        4.375%     6/15/2013      200       193
Republic of Italy                        5.375%     6/15/2033       50        47
Republic of Korea                        8.875%     4/15/2008      100       116
Republic of Korea                         4.25%      6/1/2013      100        92
Republic of South Africa                 8.375%    10/17/2006      350       383
Republic of South Africa                  8.50%     6/23/2017      100       114
State of Israel                          4.625%     6/15/2013       75        69
Swedish Export Credit                    2.875%     1/26/2007      100        99
United Mexican States                    4.625%     10/8/2008      200       196
United Mexican States                    8.375%     1/14/2011    1,500     1,691
United Mexican States                    6.375%     1/16/2013      125       124
United Mexican States                   11.375%     9/15/2016       50        70
United Mexican States                     8.30%     8/15/2031      350       366
United Mexican States                     7.50%      4/8/2033      100        97
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
(Cost $12,390)                                                            12,474
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.2%)
--------------------------------------------------------------------------------
Illinois (Taxable Pension) GO             4.95%      6/1/2023       50        46
Illinois (Taxable Pension) GO             5.10%      6/1/2033      700       624
Kansas Dev. Finance Auth. Rev.
(Public Employee Retirement System)      5.501%      5/1/2034      275       260

New Jersey Econ. Dev. Auth.
State Pension Rev.                       7.425%     2/15/2029      100       118
New Jersey Turnpike Auth. Rev.           4.252%      1/1/2016       75        70
Oregon (Taxable Pension) GO              5.762%      6/1/2023       50        51
Oregon (Taxable Pension) GO              5.892%      6/1/2027       75        76
Wisconsin Public Service Rev.             4.80%      5/1/2013       75        74
Wisconsin Public Service Rev.             5.70%      5/1/2026       75        74
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
(Cost $1,419)                                                              1,393
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

-----------------------------------------------------------------------------------------------
                                                                             Face        Market
                                                               Maturity    Amount        Value^
Total Bond Market Index Portfolio                   Coupon         Date     (000)         (000)
-----------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.2%)
-----------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled Cash Account--Note E        1.466%     7/1/2004   $ 9,124   $     9,124
Collateralized by U.S. Government
Obligations in a Pooled Cash Account                1.468%     7/1/2004     8,645         8,645
-----------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $17,769)                                                                           17,769
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.3%)
(Cost $562,554)                                                                         564,611
-----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)
Other Assets--Note B                                                                     14,908
Payables for Investment Securities Purchased                                           (17,545)
Other Liabilities--Note E                                                              (10,098)
                                                                                        -------
                                                                                       (12,735)
                                                                                        -------
-----------------------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 50,062,936 outstanding $.001
par value shares of beneficial interest (unlimited authorization)                      $551,876
===============================================================================================

NET ASSET VALUE PER SHARE                                                                $11.02
===============================================================================================

  ^See Note A in Notes to Financial Statements.
  *The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding     from the U.S. Treasury (beyond the issuer’s line–of–credit) would require congressional action.
**Non–income–producing security—security in default.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the aggregate value of these securities was $5,717,000, representing 1.0% of net assets.
(3)Adjustable-rate note.
GO–General Obligation Bond

-----------------------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------
                                                                        Amount        Per
                                                                         (000)      Share
-----------------------------------------------------------------------------------------
Paid-in Capital                                                       $535,264     $10.69
Undistributed Net Investment Income                                     11,396        .23
Accumulated Net Realized Gains                                           3,159        .06
Unrealized Appreciation                                                  2,057        .04
-----------------------------------------------------------------------------------------
NET ASSETS                                                            $551,876     $11.02
=========================================================================================

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

STATEMENT OF OPERATIONS

-----------------------------------------------------------------------------------------
                                                        Total Bond Market Index Portfolio
                                                           Six Months Ended June 30, 2004
                                                                                    (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Interest                                                                          $12,973
Security Lending                                                                       11
-----------------------------------------------------------------------------------------
Total Income                                                                       12,984
-----------------------------------------------------------------------------------------
Expenses
The Vanguard Group--Note B
Investment Advisory Services                                                           39
Management and Administrative                                                         351
Marketing and Distribution                                                             43
Custodian Fees                                                                         26
Shareholders' Reports                                                                  14
-----------------------------------------------------------------------------------------
Total Expenses                                                                        473
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              12,511
-----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT
SECURITIES SOLD                                                                     3,039
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES                                                         (14,786)
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                        $    764
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------
                                                                 Total Bond Market
                                                                  Index Portfolio
                                                       ----------------------------------
                                                        Six Months Ended       Year Ended
                                                           June 30, 2004    Dec. 31, 2003
                                                                   (000)            (000)
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                           $ 12,511         $ 29,314
Realized Net Gain (Loss)                                           3,039            8,431
Change in Unrealized Appreciation
(Depreciation)                                                  (14,786)         (12,799)
-----------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                            764           24,946
-----------------------------------------------------------------------------------------
Distributions
Net Investment Income                                           (29,677)         (32,863)
Realized Capital Gain                                              (973)               --
-----------------------------------------------------------------------------------------
Total Distributions                                             (30,650)         (32,863)
-----------------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                            34,746          125,153
Issued in Lieu of Cash Distributions                              30,650           32,863
Redeemed                                                        (74,320)        (247,114)
-----------------------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                                       (8,924)         (89,098)
-----------------------------------------------------------------------------------------
Total Increase (Decrease)                                       (38,810)         (97,015)
-----------------------------------------------------------------------------------------
Net Assets
Beginning of Period                                              590,686          687,701
-----------------------------------------------------------------------------------------
End of Period                                                   $551,876         $590,686
=========================================================================================

1Shares Issued (Redeemed)
Issued                                                             3,070           10,776
Issued in Lieu of Cash Distributions                               2,708            2,937
Redeemed                                                         (6,517)         (21,503)
-----------------------------------------------------------------------------------------
Net Increase (Decrease) in
Shares Outstanding                                                 (739)          (7,790)
=========================================================================================

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
Total Bond Market Index Portfolio
                                                Year Ended
                                                December 31,  Oct. 1 to Year Ended September 30,
For a Share Outstanding     Six Months Ended    ------------   Dec. 31,  -----------------------
Throughout Each Period         June 30, 2004    2003    2002      2001*     2001    2000    1999
------------------------------------------------------------------------------------------------

Net Asset Value,
Beginning of Period                   $11.63  $11.74  $11.29     $11.34   $10.36  $10.34  $11.07
------------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                    .28     .57     .54       .158     .653    .680    .646
Net Realized and Unrealized            (.26)   (.12)     .36     (.208)     .670    .020  (.700)
------------------------------------------------------------------------------------------------
Gain (Loss) on Investments
Total from Investment
Operations                               .02     .45     .90     (.050)    1.323    .700  (.054)
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net
Investment Income                      (.61)   (.56)   (.45)         --   (.343)  (.680)  (.646)
Distributions from
Realized Capital Gains                 (.02)      --      --         --       --      --  (.030)
------------------------------------------------------------------------------------------------
Total Distributions                    (.63)   (.56)   (.45)         --   (.343)  (.680)  (.676)
------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                         $11.02  $11.63  $11.74     $11.29   $11.34  $10.36  $10.34
================================================================================================

Total Return                           0.03%   4.02%   8.31%     -0.44%   13.05%   7.05%  -0.49%
================================================================================================

Ratios/Supplemental Data
Net Assets, End of Period
(Millions)                              $552    $591    $688        $533    $520    $337    $337
Ratio of Total Expenses
to Average Net                       0.17%**   0.22%   0.24%    0.22%**    0.22%   0.20%   0.23%
Assets
Ratio of Net Investment
Income to Average                    4.42%**   4.48%   5.33%    5.82%**    6.31%   6.63%   6.06%
Net Assets
Portfolio Turnover Rate                59%**     85%     91%        19%      75%     61%     69%
================================================================================================

  *The portfolio's fiscal year-end changed from September 30 to December 31,effective December 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open–end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex–dividend date.

5.	Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B.	The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $80,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.	Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Permanent differences are reclassified among capital accounts in financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short–term gains as ordinary income for tax purposes. The tax–basis capital gains and losses are determined only at the end each fiscal year.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $2,057,000, consisting of unrealized gains of $9,675,000 on securities that had risen in value since purchase and $7,618,000 in unrealized losses on securities that fallen in value since their purchase.

C.	During the six months ended June 30, 2004, the portfolio purchased $25,363,000 of investment securities and sold $53,889,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $153,202,000 and $112,230,000, respectively.

E.	The market value of securities on loan to broker/dealers at June 30, 2004, was $11,028,000, for which the portfolio held as collateral cash of $9,124,000 and U.S. government and agency securities with a market value of $2,153,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

VANGUARD(R)HIGH YIELD BOND PORTFOLIO

Bonds in general suffered price declines during the first half of 2004 and high-yield bonds were no exception, though the latter’s higher income helped them to post modestly higher total returns. Even with sharp price declines in April and May, the High Yield Bond Portfolio returned 0.8% for the full six months. In a period when the riskiest high-yield credits outperformed, however, the portfolio trailed its benchmark index and average peer mutual fund.

The table below shows six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that returns for the portfolios in the Vanguard

------------------------------------------------------------------------
Total Returns                                           Six Months Ended
                                                           June 30, 2004
------------------------------------------------------------------------
High Yield Bond Portfolio                                           0.8%
Lehman High Yield Index                                              1.4
Average High Current Yield Fund*                                     1.2
Lehman Aggregate Bond Index                                          0.2
------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

Variable Insurance Fund are different from those of the portfolios in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Indicative of the rising interest rate environment, your portfolio’s yield as of June 30 was 6.86%, or 92 basis points (0.92 percentage point) higher than at the start of the period.

HIGH-YIELD MARGIN OF OUTPERFORMANCE NARROWED

Bonds in general enjoyed solid gains during the first quarter, though high-yield issues lagged investment-grade securities. However, reports indicating the economy was recovering at a healthy pace—coupled with the Federal Reserve Board telegraphing its intent to raise short-term interest rates—caused prices, especially those of investment-grade bonds, to fall early in the second quarter.

For the full six months, high-yield securities posted higher total returns than investment-grade bonds, but the difference was marginal—a sharp contrast from last year, when the high-yield market posted a return that was more than seven times greater than that of investment-grade issues. The performance gap between our portfolio and its benchmarks also narrowed. As we’ve noted in past reports, our higher average credit rating has resulted in the portfolio outperforming the average peer fund when riskier credit issues fare poorly, but underperforming the average peer when those issues lead the market.

THE GOOD NEWS FOR BOND INVESTORS

The recent disappointing performance of bonds, with the possibility of more rate hikes to come, might tempt some investors to abandon fixed income securities altogether. However, for those investors with longer time horizons who are reinvesting the distributions, rising yields are good news: While it may mean the temporary decline of principal value on paper, interest income will be reinvested in securities with lower prices and higher yields, resulting in higher total returns over the long run.

And whether it’s an environment of rising or falling interest rates, bond portfolios still serve the dual roles of providing current income while serving as ballast for more volatile stocks in an investor’s overall portfolio. High-yield bonds serve the first function well. Because they carry higher credit risk, high-yield bonds do not serve the second function as well as investment-grade bonds. Nevertheless, they can still play a role as a discrete portion of a diversified, balanced investment plan.

Thank you for entrusting your hard-earned assets to Vanguard.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

REPORT FROM THE ADVISOR

HIGH YIELD BOND PORTFOLIO

The High Yield Bond Portfolio’s return during the first six months of 2004 was meager, as were the returns for most bond funds. The portfolio returned 0.8%, lagging the benchmark index’s return of 1.4%. This performance followed the portfolio’s 16.9% return in 2003.

THE INVESTMENT ENVIRONMENT

During the six months, the environment for high-yield bonds was healthy as the default rate continued to decline and corporate profits remained robust. Yield spreads traded well inside their ten-year historical average of 508 basis points, with a 342-basis-point spread between the Lehman High Yield Index and the 10-year U.S. Treasury note at the end of the period. While this valuation may be an indication that the high-yield market is overvalued, it is important to view spreads within the context of the credit cycle. In fact, today’s spreads are in line with those during previous periods of economic recovery. For the six months, Ba-rated bonds returned 1.15%, B-rated bonds returned 1.25%, and Caa-rated bonds returned 1.05%.

In May, Moody’s trailing 12-month, issuer-weighted default rate declined for the seventh consecutive month, to 3.4%. This was down from the recent peak of 10.9% in January 2002, and it is the lowest rate reported since defaults began to increase early in 1999. It was also well below Moody’s 34-year historical default average of 3.9%. Moody’s predicted that the default rate will decline to 2.8% by year-end.

Investment Philosophy

The advisor believes a diversified group of high-yielding, medium-and low-quality corporate bonds— selected after rigorous credit assessment—can provide sustainable, high current income as well as some potential for capital growth.

The high-yield market’s low default rate reflected an improving credit environment in which high-yield companies enjoyed the benefits of a strengthening economy. Many high-yield companies vastly improved their liquidity conditions by refinanc-ing their balance sheets in the historically low interest rate environment. For the past several years, between 65% and 75% of new issuance was used for refinanc-ing, according to Merrill Lynch.

The overall quality of the high-yield market also improved: The amount of distressed debt remaining in the market decreased to 0.95%, or $5.6 billion of the U.S. high-yield market at the beginning of June, versus $11.0 billion one year ago, according to J.P. Morgan Chase. The airline sector, which is struggling under the pressure of high fuel costs, accounted for 60% of the distressed debt.

High-yield mutual funds had negative cash flow of $5.1 billion in the first six months of 2004, according to AMG Data Services. By comparison, cash flow was a positive $20.9 billion for the first half of 2003. Thus, demand for high-yield bonds struggled to keep up with supply in the half-year, with $86.1 billion of new issues priced versus $69.8 billion in the same period last year, according to Merrill Lynch.

The factors that contributed to last year’s robust performance included an accommodating Federal Reserve Board, an improving economy, the repairing of corporate balance sheets, accelerating access to capital, investors’ increased appetite for risk, and declining default rates. Nearly all of these still apply, with the one exception being the marginal change in Federal Reserve policy.

The phenomenon of investors embracing risk and narrowing risk premiums also moderated in the half-year. Signs of a global flight to quality, however, did not emerge. Relatively low absolute yields will temper further dramatic capital appreciation, but fundamental and technical drivers remain positive. Capital appreciation will have to come more from upgrades in credit ratings rather than from improvement in the overall high-yield market.

Companies capitalized on the low nominal rate environment, as well as on the recent easing of bank lending, to prioritize either deleveraging their balance sheets or extending their looming debt maturities (i.e., refinancing). Our fear is that companies’ emphasis will change back to maximizing shareholder wealth. At times, maximizing shareholder wealth stems from increased leverage from share buybacks or leveraged buyouts. This type of financial engineering generally leads to more leverage on the balance sheet and lower-quality credit ratings.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

As we mentioned in our letter six months ago, the new issuance in the high-yield market has shifted away from larger companies to ones that come to market with smaller amounts of par value. The number of high-yield issuers has expanded enormously without concomitant growth in the amount of debt outstanding. The critical factor is whether issues of these smaller companies are of higher credit quality than the larger issues. The jury is still out on this question.

THE PORTFOLIO'S PERFORMANCE

No defaults occurred in the portfolio during the first half of 2004, as our investment style remained consistent. Within the lower-quality portion of the corporate bond market, we follow a relatively high-quality bias by focusing on the “upper tier” of the credit spectrum. Over the long term, this strategy has rewarded investors. However, in rising markets where risk premiums are narrowing, the upper-tier strategy should perform relatively worse than a portfolio of higher-risk bonds. We attempt to find companies with more consistent or stable businesses and greater predictability of cash flows.

We did not take enough risk in the portfolio during a period of abundant capital for low-rated companies. The available liquidity solved financial crises for many issuers in the high-yield market whose securities went on to perform better than those of relatively higher quality. Since we follow a relatively higher-quality strategy within the high-yield universe, we should note that the portfolio typically underperforms more risky high-yield funds during strongly positive markets, just as it outperformed those peers during the recent negative period.

THE PORFOLIO'S POSITIONING

The portfolio is consistent in its investment objective and strategy. The upper-tier bias that we described above reflects a higher credit hurdle for acceptance of an issuer into the portfolio. We will accept lower yields, but we expect fewer defaults and better total returns than the market over a long period of time. This remains our strategy. As mentioned in our last two letters to you, we are shifting, at the margin, from avoiding trouble to finding opportunity. Our focus continues to be on seeking out attractive yields in the high-yield market while minimizing credit losses.

We expect defaults to continue to decline going forward, and with this decline, the risk premium associated with high-yield bonds should remain steady or narrow slightly. We will continue to strive to minimize credit mistakes in the portfolio while keeping it positioned to capture the beneficial effects of an improving economy.

We still believe that corporate bonds, in general, have an asymmetrical payoff, meaning their prices can decline much more than they are able to appreciate. Our strategy to mitigate this potential erosion of capital is to diversify across issuers and industries to dampen the effects of credit mistakes. The portfolio is diversified by issuer and by industry to decrease risk. We avoid non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles.

Earl E. McEvoy

SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

JULY 12, 2004

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

PORTFOLIO PROFILE

HIGH YIELD BOND PORTFOLIO

As of June 30, 2004

------------------------------------------------------------------------------------
Financial Attributes
                                                         Comparative          Broad
                                      Portfolio               Index*        Index**
------------------------------------------------------------------------------------
Number of Issues                            331                1,646          5,700
Yield                                      6.9%                   --             --
Yield to Maturity                         7.2%+                 8.3%           4.7%
Average Coupon                             8.5%                 8.3%           5.4%
Average Effective Maturity            6.7 years            8.1 years      7.5 years
Average Quality++                           Ba3                   B1            Aa1
Average Duration                      4.4 years            4.8 years      4.8 years
Expense Ratio                            0.24%++                  --             --
Short-Term Reserves                          2%                   --             --

-------------------------------------------------------------------------------------
Volatility Measures
                                            Comparative                         Broad
                             Portfolio           Index*       Portfolio       Index**
-------------------------------------------------------------------------------------
R-Squared                         0.92             1.00            0.01          1.00
Beta                              0.64             1.00            0.12          1.00
-------------------------------------------------------------------------------------

-----------------------------------------------------------
Distribution by Maturity (% of portfolio)

Under 1 Year                                           2%
1-5 Years                                              22
5-10 Years                                             74
10-20 Years                                             1
20-30 Years                                             1
-----------------------------------------------------------
Total                                                100%
-----------------------------------------------------------

-----------------------------------------------------------
Sector Diversification (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed               0%
Finance                                                2
Foreign                                                0
Government Mortgage-Backed                             0
Industrial                                            83
Treasury/Agency                                        5
Utilities                                              8
Short-Term Reserves                                   2%
-----------------------------------------------------------
Total                                               100%
-----------------------------------------------------------

------------------------------------------------------
Distribution by Credit Quality++ (% of portfolio)
Treasury/Agency                                     5%
Aaa                                                  0
Aa                                                   0
A                                                    0
Baa                                                  1
Ba                                                  37
B                                                   53
Not Rated                                            4
------------------------------------------------------
Total                                             100%
------------------------------------------------------

Investment Focus

 *Lehman High Yield Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Source: Moody’s Investors Service.
‡ Annualized.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

PERFORMANCE SUMMARY

HIGH YIELD BOND PORTFOLIO

As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

--------------------------------------------------------------------------------------------
Fiscal-Year Total Returns(%) June 3, 1996-June 30, 1994

--------------------------------------------------------------------------------------------

Note: See Financial Highlights table for dividend and capital gains information.

----------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004

                                                                     Since Inception
                                                 One     Five  -------------------------
                              Inception Date    Year    Years  Capital   Income    Total
----------------------------------------------------------------------------------------
High Yield Bond Portfolio           6/3/1996   6.66%    4.24%   -2.11%    7.96%    5.85%
----------------------------------------------------------------------------------------
VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

ABOUT YOUR PORFOLIO'S EXPENSES

HIGH YIELD BOND PORTFOLIO

As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

------------------------------------------------------------------------------------
Six Months Ended June 30, 2004

                                            Beginning  Ending Expenses      Expenses
                                        Account Value    Account Value   Paid During
High Yield Bond Portfolio                  12/31/2003        6/30/2004       Period*
------------------------------------------------------------------------------------
Based on
Actual Portfolio Return                        $1,000           $1,008         $1.20
Based on
Hypothetical 5% Return                         $1,000           $1,049         $1.22
------------------------------------------------------------------------------------

*Expenses are equal to the portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

------------------------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                                       Average High
                                                                      Current Yield
                                                Portfolio                      Fund
------------------------------------------------------------------------------------
High Yield Bond Portfolio                           0.24%                    1.34%*
------------------------------------------------------------------------------------

*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS (unaudited)

STATEMENT OF NET ASSETS

As of June 30, 2004

                                                                            Face        Market
                                                           Maturity       Amount        Value^
High Yield Bond Portfolio                   Coupon             Date        (000)         (000)
------------------------------------------------------------------------------------------------
CORPORATE BONDS (91.5%)
------------------------------------------------------------------------------------------------
Finance (1.9%)
Banking (0.7%)
Chevy Chase Savings Bank                    6.875%        12/1/2013      $  720      $    722
Western Financial Bank                      9.625%        5/15/2012         915           997
Finance Companies (0.5%)
BCP Caylux Holdings                         9.625%        6/15/2009 (1)   1,245         1,295
Insurance (0.1%)
Fairfax Financial Holdings, Inc.            6.875%        4/15/2008         175           178
Real Estate Investment Trusts (0.6%)
CBRE Escrow Inc.                             9.75%        5/15/2010         177           195
iStar Financial Inc.                         8.75%        8/15/2008         267           292
iStar Financial Inc.                        4.875%        1/15/2009         255           246
iStar Financial Inc.                         6.00%       12/15/2010         265           261
Thornburg Mortgage                           8.00%        5/15/2013         660           660
                                                                                        -----
                                                                                        4,846
                                                                                        -----
Industrial (81.2%)
Basic Industry (16.4%)
Abitibi-Consolidated Inc.                    8.55%         8/1/2010       2,250         2,357
Acetex Corp.                               10.875%         8/1/2009         310           339
Adesa Corp.                                 7.625%        6/15/2012         540           543
Airgas, Inc.                                9.125%        10/1/2011         785           884
AK Steel Corp.                              7.875%        2/15/2009         380           355
AK Steel Corp.                               7.75%        6/15/2012         385           346
American Rock Salt Co. LLC                   9.50%        3/15/2009 (1)     100           102
Arch Western Finance                         6.75%         7/1/2013 (1)     735           731
ARCO Chemical Co.                            9.80%         2/1/2020       1,065         1,044
Blue Ridge Paper Product                     9.50%       12/15/2008         150           140
Boise Cascade                                6.50%        11/1/2010         685           697
Bowater Canada Finance                       7.95%       11/15/2011       1,250         1,294
Bowater Inc.                                 6.50%        6/15/2013          80            75
Caraustar Industries, Inc.                  9.875%         4/1/2011         605           600
Century Aluminum Co.                        11.75%        4/15/2008         695           775
Compass Minerals Group                      10.00%        8/15/2011       1,000         1,112
CONSOL Energy Inc.                          7.875%         3/1/2012         650           669
Equistar Chemicals LP                      10.625%         5/1/2007         605           672
Equistar Chemicals LP                      10.125%         9/1/2008         165           181
Fluor Corp.                                  6.95%         3/1/2007         500           514
Georgia-Pacific Corp.                       8.875%         2/1/2010       1,455         1,653
Georgia-Pacific Corp.                       9.375%         2/1/2013       1,890         2,150
Graphic Packaging Inc.                       8.50%        8/15/2011         640           685
Hercules Inc.                              11.125%       11/15/2007         530           620
Huntsman LLC                               11.625%       10/15/2010         345           380
IMC Global, Inc.                           10.875%         6/1/2008       1,155         1,346
IMC Global, Inc.                            11.25%         6/1/2011         530           615
IMC Global, Inc.                            11.25%         6/1/2011         400           464
JohnsonDiversey Inc.                        9.625%        5/15/2012         885           965
K2 Inc.                                     7.375%         7/1/2009 (1)      90            92
Koppers Inc.                                9.875%       10/15/2013         670           734
Longview Fibre Co.                          10.00%        1/15/2009       1,000         1,080
Lyondell Chemical Co.                       9.625%         5/1/2007       1,045         1,092
Lyondell Chemical Co.                        9.50%       12/15/2008         655           684
Massey Energy Co.                           6.625%       11/15/2010         640           638
MDP Acquisitions                            9.625%        10/1/2012         810           899
Methanex Corp.                               8.75%        8/15/2012         855           962
Millennium America Inc.                      9.25%        6/15/2008         840           903
Nalco Co.                                    7.75%       11/15/2011 (1)     560           585
Norske Skog Canada                          8.625%        6/15/2011       1,255         1,318
VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------------------
                                                                            Face      Market
                                                         Maturity         Amount      Value^
High Yield Bond Portfolio                     Coupon         Date          (000)       (000)
--------------------------------------------------------------------------------------------
Nova Chemicals Corp.                           6.50%    1/15/2012     $      370    $    364
Omnova Solutions Inc.                         11.25%     6/1/2010            690         766
Peabody Energy Corp.                          6.875%    3/15/2013          1,135       1,152
Resolution Performance Products LLC            9.50%    4/15/2010            905         937
Russel Metals Inc.                            6.375%     3/1/2009            130         122
Ryerson Tull, Inc.                            9.125%    7/15/2006            500         523
Steel Dynamics, Inc.                           9.50%    3/15/2009            720         796
Stone Container Corp.                          9.25%     2/1/2008            855         934
Stone Container Corp.                          9.75%     2/1/2011          1,575       1,733
Tembec Industries Inc.                         8.50%     2/1/2011          1,160       1,172
U.S. Steel LLC                                10.75%     8/1/2008            800         910
Union Carbide Corp.                            6.79%     6/1/2025            580         587
Capital Goods (8.6%)
AEP Industries Inc.                           9.875%   11/15/2007             95          98
Alliant Techsystems Inc.                       8.50%    5/15/2011            315         340
Allied Waste North America Inc.               8.875%     4/1/2008          1,520       1,662
Allied Waste North America Inc.                8.50%    12/1/2008            205         224
American Standard Cos. Inc.                   7.375%     2/1/2008          1,105       1,196
Anchor Glass Container                        11.00%    2/15/2013          1,075       1,231
Argo Tech Corp.                                9.25%     6/1/2011 (1)        290         299
Case New Holland Inc.                          9.25%     8/1/2011 (1)      1,180       1,245
Case New Holland Inc.                          9.25%     8/1/2011 (1)      1,005       1,060
Crown Euro Holdings SA                       10.875%     3/1/2008            930       1,065
Crown Euro Holdings SA                         9.50%     3/1/2011            375         412
Greif Brothers Corp.                          8.875%     8/1/2012             80          86
Invensys PLC                                  9.875%    3/15/2008 (1)      1,270       1,267
K & F Industries, Inc.                        9.625%   12/15/2010            260         285
Kennametal Inc.                                7.20%    6/15/2012            255         271
L-3 Communications Corp.                      7.625%    6/15/2012            950       1,012
NMHG Holding Co.                              10.00%    5/15/2009            770         847
Nortek Inc.                                   9.875%    6/15/2011            140         159
Owens-Brockway Glass Container, Inc.          8.875%    2/15/2009            705         761
Owens-Brockway Glass Container, Inc.           7.75%    5/15/2011            890         921
Owens-Brockway Glass Container, Inc.           8.75%   11/15/2012            265         289
Owens-Illinois, Inc.                           8.10%    5/15/2007            330         340
Pliant Corp.                                 11.125%     9/1/2009            670         720
Portola Packaging Inc.                         8.25%     2/1/2012 (1)        205         167
Sequa Corp.                                    9.00%     8/1/2009          1,145       1,219
SPX Corp.                                      7.50%     1/1/2013            685         699
Tekni/Plex Inc.                                8.75%   11/15/2013 (1)        375         358
Texas Industries Inc.                         10.25%    6/15/2011            665         743
Trinity Industries                             6.50%    3/15/2014 (1)        110         100
Tyco International Group SA                    6.75%    2/15/2011          1,100       1,193
United Rental North America                    6.50%    2/15/2008          1,425       1,340
Communication (18.3%)
ACC Escrow Group                              10.00%     8/1/2011          1,850       1,609
Advanstar Communications                      10.75%    2/15/2008            210         232
Alaska Communications System Holdings         9.875%    8/15/2011          1,315       1,368
American Media Operation                      8.875%    1/15/2011            160         155
Canwest Media                                10.625%    5/15/2011            880         988
Charter Communications OPT LLC                8.375%    4/30/2009 (1)        105         103
Charter Communications OPT LLC                 8.00%    4/30/2012 (1)      1,200       1,164
Cincinnati Bell Inc.                          8.375%    1/15/2014            455         409
Citizens Communications                        9.25%    5/15/2011            240         251
Corus Entertainment, Inc.                      8.75%     3/1/2012          1,410       1,498
CSC Holdings, Inc.                            7.875%   12/15/2007            980       1,019
CSC Holdings, Inc.                            8.125%    7/15/2009            240         250
CSC Holdings, Inc.                            8.125%    8/15/2009          1,170       1,217
CSC Holdings, Inc.                            7.625%     4/1/2011          1,455       1,466
CSC Holdings, Inc.                             6.75%    4/15/2012 (1)        585         565
Dex Media East LLC                            9.875%   11/15/2009            980       1,102
Dex Media West LLC                             8.50%    8/15/2007            255         277
VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

---------------------------------------------------------------------------------------------
                                                                           Face        Market
                                                       Maturity          Amount        Value^
High Yield Bond Portfolio                   Coupon         Date           (000)         (000)
---------------------------------------------------------------------------------------------
DirecTV Holdings                            8.375%    3/15/2013      $      885    $      980
R.H. Donnelley Finance Corp.                8.875%   12/15/2010 (1)       1,160         1,279
EchoStar DBS Corp.                          9.125%    1/15/2009             186           204
EchoStar DBS Corp.                          6.375%    10/1/2011           1,075         1,059
Fairpoint Communications                   11.875%     3/1/2010             140           161
GCI Inc.                                     7.25%    2/15/2014 (1)         885           850
Houghton Mifflin Co.                         8.25%     2/1/2011           1,550         1,552
Insight Midwest LP                           9.75%    10/1/2009             470           495
Insight Midwest LP                          10.50%    11/1/2010           2,235         2,431
Intelsat Ltd                                 5.25%    11/1/2008              90            86
Intelsat Ltd                                7.625%    4/15/2012             195           186
LBI Media, Inc.                            10.125%    7/15/2012              20            22
Mail-Well Corp.                             9.625%    3/15/2012             970         1,048
MCI Inc.                                    5.908%     5/1/2007             385           372
MCI Inc.                                    7.735%     5/1/2014             275           245
Mediacom Broadband LLC                      11.00%    7/15/2013           1,135         1,203
Mediacom LLC/Mediacom Capital Corp.          9.50%    1/15/2013             435           422
Medianews Group Inc.                        6.875%    10/1/2008             700           663
Nextel Communications                        9.50%     2/1/2011           3,000         3,353
NTL Cable PLC                                8.75%    4/15/2009 (1)         220           227
Panamsat Corp.                               8.50%     2/1/2012             975         1,103
Quebecor Media Inc.                        11.125%    7/15/2011           2,260         2,576
Qwest Communications International Inc.     9.125%    9/15/2004 (1)       2,945         3,217
Qwest Communications International Inc.      7.25%    2/15/2008 (1)          95            89
Reader's Digest Assn. Inc.                   6.50%     3/1/2008              25            24
Rogers Cable Inc.                           7.875%     5/1/2012              90            95
Rogers Cable Inc.                            6.25%    6/15/2013             895           853
Rogers Wireless Inc.                        9.625%     5/1/2011           1,495         1,678
Rogers Wireless Inc.                        6.375%     3/1/2014           1,040           959
Rural Cellular                               8.25%    3/15/2008 (1)         275           283
Shaw Communications Inc.                     8.25%    4/11/2010             845           919
Shaw Communications Inc.                     7.25%     4/6/2011              55            57
Sinclair Broadcast Group                     8.75%   12/15/2011             325           347
Sinclair Broadcast Group                     8.00%    3/15/2012             260           265
Triton PCS Inc.                             9.375%     2/1/2011             400           343
Triton PCS Inc.                              8.75%   11/15/2011             180           149
Triton PCS Inc.                              8.50%    6/13/2013           1,450         1,381
Vertis Inc.                                10.875%    6/15/2006              70            76
Vertis Inc.                                  9.75%     4/1/2009             415           448
Videotron Telecom Ltd.                      6.875%    1/15/2009             135           131
Von Hoffmann Corp.                          10.25%    3/15/2009             455           468
Consumer Cyclical (14.9%)
Argosy Gaming Co.                            9.00%     9/1/2011             110           122
Argosy Gaming Co.                            7.00%    1/15/2014 (1)         375           365
Arvinmeritor Inc.                            8.75%     3/1/2023           1,220         1,324
Aztar Corp.                                  9.00%    8/15/2011           1,020         1,127
Beazer Homes USA, Inc.                      8.625%    5/15/2011             860           912
Beazer Homes USA, Inc.                      8.375%    4/15/2012             310           328
Boyd Gaming Corp.                            6.75%    4/15/2009 (1)         145           137
Boyd Gaming Corp.                            7.75%   12/15/2012             500           503
Cummins Inc.                                 9.50%    12/1/2006             235           266
Dana Corp.                                   9.00%    8/15/2011             645           755
Dura Operating Corp.                        8.625%    4/15/2012             850           867
The Gap Inc.                                10.55%   12/15/2004             525           635
D.R. Horton, Inc.                            9.75%    9/15/2010             220           255
D.R. Horton, Inc.                           9.375%    3/15/2011             955         1,062
D.R. Horton, Inc.                           7.875%    8/15/2011              35            38
Host Marriott LP                             9.50%    1/15/2007           1,459         1,601
Host Marriott LP                            7.125%    11/1/2013           1,740         1,696
ITT Corp.                                   7.375%   11/15/2015              85            85
John Q. Hammons Hotel                       8.875%    5/15/2007             305           334
KB Home                                     8.625%   12/15/2008             585           627
KB Home                                      7.75%     2/1/2010              50            52
Lodgenet Entertainment Corp.                 9.50%    6/15/2013             275           298
VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

-----------------------------------------------------------------------------------------------
                                                                               Face      Market
                                                          Maturity           Amount      Value^
High Yield Bond Portfolio                Coupon               Date            (000)       (000)
-----------------------------------------------------------------------------------------------
Mandalay Resort Group                    10.25%           8/1/2007         $  1,009    $  1,130
Mandalay Resort Group                    9.375%          2/15/2010            1,185       1,292
Mastec, Inc.                              7.75%           2/1/2008              890         783
Meritage Corp.                            7.00%           5/1/2009              415         393
Meritage Corp.                            9.75%           6/1/2011              265         290
MGM Mirage, Inc.                          8.50%          9/15/2010            2,270       2,454
Navistar International Corp.             9.375%           6/1/2006              230         247
Navistar International Corp.              7.50%          6/15/2011              185         188
Park Place Entertainment                 8.875%          9/15/2008              600         654
Park Place Entertainment                  7.00%          4/15/2013            1,190       1,202
J.C. Penney Co., Inc.                     8.00%           3/1/2010              520         580
J.B. Poindexter Co.                       8.75%          3/15/2014 (1)          555         562
RJ Tower Corp.                           12.00%           6/1/2008              650         619
Rite Aid Corp.                           8.125%           5/1/2010               80          84
Rite Aid Corp.                            9.50%          2/15/2011            1,375       1,516
Riviera Holdings Corp.                   11.00%          6/15/2010              545         595
Ryland Group, Inc.                       9.125%          6/15/2011              640         707
Seneca Gaming Corp.                       7.25%           5/1/2008 (1)          585         584
Six Flags Inc.                           8.875%           2/1/2010              740         736
Six Flags Inc.                           9.625%           6/1/2014              165         165
Speedway Motorsports Inc.                 6.75%           6/1/2013              355         358
Standard Pacific Corp.                    9.50%          9/10/2008               15          17
Standard Pacific Corp.                    6.50%          10/1/2008              550         551
Standard Pacific Corp.                   6.875%          5/15/2011              360         356
Standard Pacific Corp.                    7.75%          3/15/2013              210         212
Standard Pacific Corp.                    6.25%           4/1/2014              170         153
Starwood Hotel Resorts                   7.875%          11/1/2004            1,525       1,628
Station Casinos                           6.00%           4/1/2008              290         280
Station Casinos                           6.50%           2/1/2009              720         689
Tenneco Automotive Inc.                  10.25%          7/15/2013              365         411
Toll Corp.                                8.25%          12/1/2011              235         255
TRW Automotive Inc.                      9.375%          2/15/2013            1,092       1,234
Visteon Corp.                             8.25%           8/1/2010              745         790
Visteon Corp.                             7.00%          3/10/2014            1,835       1,775
Warner Music Group                       7.375%          4/15/2009 (1)          440         424
Consumer Noncyclical (8.3%)
Alaris Medical Inc.                       7.25%           7/1/2011              225         249
AmerisourceBergen Corp.                  8.125%           9/1/2008              850         920
AmerisourceBergen Corp.                   7.25%         11/15/2012              968         992
Apogent Technologies Inc.                 6.50%          5/15/2013              635         646
Armkel Finance, Inc.                      9.50%          8/15/2009              635         694
Bio-Rad Laboratories Inc.                 7.50%          8/15/2013              280         293
Biovail Corp.                            7.875%           4/1/2010              680         673
Bombardier Recreational                  8.375%         12/15/2013 (1)          620         615
Columbia/HCA Healthcare Corp.             7.25%          5/20/2008              990       1,059
Constellation Brands Inc.                8.125%          1/15/2012              865         913
Coventry Health Care Inc.                8.125%          2/15/2012              565         620
Dimon Inc.                               9.625%         10/15/2011              400         405
Dole Foods Co.                            7.25%          6/15/2010               65          64
Dole Foods Co.                           8.875%          3/15/2011              960       1,015
Fisher Scientific International          8.125%           5/1/2012            1,264       1,352
HCA Inc.                                  8.75%           9/1/2010            1,200       1,367
Iasis Healthcare LLC                      8.75%          6/15/2014 (1)          560         573
Kinetic Concepts Inc.                    7.375%          5/15/2008              124         130
NDC Health Corp.                         10.50%          12/1/2012              865         952
Neighborcare Inc.                        6.875%         11/15/2013 (1)          695         737
Omnicare, Inc.                           8.125%          3/15/2011            1,250       1,338
Omnicare, Inc.                           6.125%           6/1/2013               70          66
Owens & Minor, Inc.                       8.50%          7/15/2011              485         531
Pathmark Stores, Inc.                     8.75%           2/1/2012              300         300
Playtex Products                          8.00%           3/1/2011 (1)          700         730
Radiologix, Inc.                         10.50%         12/15/2008              700         735
Rayovac Corp.                             8.50%          10/1/2013               80          84
Standard Commercial Corp.                 8.00%          4/15/2012 (1)          205         200
VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

------------------------------------------------------------------------------------------------
                                                                              Face        Market
                                                         Maturity           Amount        Value^
High Yield Bond Portfolio                   Coupon           Date            (000)         (000)
------------------------------------------------------------------------------------------------
Sybron Dental Specialties                   8.125%      6/15/2012        $      70     $      75
Triad Hospitals Inc.                         7.00%      5/15/2008            1,300         1,303
United Agricultural Products                 8.25%     12/15/2011 (1)          185           204
VWR International Inc.                      6.875%      4/15/2008 (1)          155           155
VWR International Inc.                       8.00%      4/15/2009 (1)          255           260
Winn-Dixie Stores, Inc.                     8.875%       4/1/2008              670           620
Energy (5.7%)
Chesapeake Energy Corp.                      7.50%      9/15/2008              215           223
Chesapeake Energy Corp.                     6.875%      1/15/2009              415           405
Chesapeake Energy Corp.                     8.125%       4/1/2011            1,415         1,528
Chesapeake Energy Corp.                      9.00%      8/15/2012              210           236
Chesapeake Energy Corp.                      7.75%      1/15/2015              105           109
Encore Acquisitions Co.                     8.375%      6/15/2012              230           244
Evergreen Resources                         5.875%      3/15/2012 (1)          160           162
Exco Resources Inc.                          7.25%      1/15/2011              650           658
Forest Oil Corp.                             8.00%     12/15/2011              640           685
Forest Oil Corp.                             7.75%       5/1/2014              400           407
Giant Industries                             8.00%      5/15/2009              190           190
Giant Industries                            11.00%      5/15/2012              553           617
Key Energy Services Inc.                    6.375%       5/1/2013              155           146
Magnum Hunter Resources Inc.                 9.60%      3/15/2012            1,310         1,441
Newfield Exploration Co.                     7.45%     10/15/2007              580           618
Newfield Exploration Co.                    8.375%      8/15/2012              665           718
Parker Drilling Co.                         9.625%      10/1/2013              675           704
Petroleum Geo-Services                      10.00%      11/5/2010              900           927
Plains Exploration & Production Co.         7.125%      6/15/2009 (1)          165           167
Plains Exploration & Production Co.          8.75%       7/1/2012              130           140
Premcor Refining Group                       6.75%       2/1/2011              445           455
Premcor Refining Group                       9.50%       2/1/2013            1,265         1,448
Pride International Inc.                    7.375%      7/15/2014 (1)          745           752
Tesoro Petroleum Corp.                       8.00%      4/15/2008              635           679
Tesoro Petroleum Corp.                      9.625%      11/1/2008              137           150
Westport Resources Corp.                     8.25%      11/1/2011              260           294
Whiting Petroleum Corp.                      7.25%       5/1/2008 (1)          285           285
Technology (5.5%)
Amkor Technology Inc.                        9.25%      2/15/2008            1,755         1,843
Avaya Inc.                                 11.125%       4/1/2009              983         1,154
Iron Mountain, Inc.                         8.625%       4/1/2013              960         1,018
Iron Mountain, Inc.                          7.75%      1/15/2015              185           184
Nortel Networks Ltd.                        6.125%      2/15/2006            1,265         1,268
Sanmina-SCI Corp.                          10.375%      1/15/2010            1,595         1,834
Solectron Corp.                             9.625%      2/15/2009            2,285         2,499
UGS Corp.                                   10.00%       6/1/2008 (1)          625           664
Xerox Corp.                                  9.75%      1/15/2009            2,750         3,135
Xerox Corp.                                 7.125%      6/15/2010              250           256
Transportation (1.3%)
American Airlines, Inc. Pass-Through
Certificates                                7.024%     10/15/2009              410           408
Continental Airlines Enhanced Equipment
Trust Certificates                          7.056%      9/15/2009              554           547
Continental Airlines Enhanced Equipment
Trust Certificates                           6.90%       1/2/2018              287           270
Delta Air Lines, Inc.                        7.90%     12/15/2009              240           122
Delta Air Lines, Inc.                        8.30%     12/15/2029              740           311
Kansas City Southern Industries, Inc.        9.50%      10/1/2008              600           649
Kansas City Southern Industries, Inc.        7.50%      6/15/2009              655           657
Northwest Airlines, Inc. Pass-Through
Certificates                                6.841%       4/1/2011              250           241
Petro Stopping Centers                       9.00%      2/15/2012 (1)          125           124
Other (2.2%)
Eagle-Picher Inc.                            9.75%       9/1/2013              110           118
General Cable Corp.                          9.50%     11/15/2010              615           658
Isle of Capri Casinos                        7.00%       3/1/2009              680           631
Itron Inc.                                   7.75%      5/15/2008 (1)           90            90
National Waterworks Inc.                    10.50%      12/1/2012              290           326
VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

------------------------------------------------------------------------------------------------
                                                                                  Face    Market
                                                                 Maturity       Amount    Value^
High Yield Bond Portfolio                              Coupon        Date        (000)     (000)
------------------------------------------------------------------------------------------------
Thomas & Betts Corp.                                    7.25%    6/1/2008      $   185     $ 191
Thomas & Betts Corp.                                    6.39%   2/10/2009           40        41
Timken Co.                                              5.75%   2/15/2010          664       662
UCAR Finance, Inc.                                     10.25%   2/15/2012        1,630     1,809
Valmont Industries Inc.                                6.875%    5/1/2009 (1)      115       113
Wesco Distribution Inc.                                9.125%    6/1/2008          800       822
                                                                                         -------
                                                                                         204,078
                                                                                         -------
Utilities (8.4%)
Electric (4.8%)
AES Corp.                                               8.75%   5/15/2013 (1)    1,355     1,452
AES Corp.                                               9.00%   5/15/2015 (1)    1,035     1,107
Avista Corp.                                            9.75%    6/1/2008          650       767
Calpine Corp.                                           8.50%   7/15/2010 (1)      710       596
Centerpoint Energy Resources                           7.875%    4/1/2013        1,115     1,250
CMS Energy Corp.                                        7.50%   1/15/2009          535       534
CMS Energy Corp.                                        8.50%   4/15/2011          725       739
DPL Inc.                                               6.875%    9/1/2011          610       617
Dynegy Inc.                                           10.125%   7/15/2013 (1)      850       921
Midwest Generation LLC                                  8.75%    5/1/2009 (1)      625       631
Nevada Power Co.                                        9.00%   8/15/2008          510       553
Nevada Power Co.                                      10.875%  10/15/2009          725       821
Nevada Power Co.                                        6.50%   4/15/2012 (1)       70        66
NRG Energy Inc.                                         8.00%  12/15/2013 (1)    1,085     1,099
Sierra Pacific Resources                               8.625%   3/15/2014 (1)      405       397
TNP Enterprises Inc.                                   10.25%    4/1/2010          180       187
Western Resources, Inc.                                 9.75%    5/1/2007           56        64
Western Resources, Inc.                                7.125%    8/1/2009          230       248
Natural Gas (3.6%)
ANR Pipeline Co.                                       8.875%   3/15/2010        1,285     1,401
El Paso Natural Gas                                    7.625%    8/1/2010          510       523
El Paso Production Holdings                             7.75%    6/1/2013        1,335     1,232
Semco Energy Inc.                                      7.125%   5/15/2008          100       103
Semco Energy Inc.                                       7.75%   5/15/2013           85        89
Southern Natural Gas                                   8.875%   3/15/2010        1,285     1,401
Suburban Propane Partners                              6.875%  12/15/2008          370       360
Williams Cos., Inc.                                    8.625%    6/1/2010        1,465     1,608
Williams Cos., Inc.                                    7.125%    9/1/2011        1,025     1,040
Williams Cos., Inc.                                    8.125%   3/15/2012        1,270     1,353
                                                                                         -------
                                                                                          21,159
                                                                                         -------
------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $223,935)                                                                          230,083
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.0%)
------------------------------------------------------------------------------------------------
U.S. Treasury Note                                     6.625%   5/15/2007        5,505     6,030
U.S. Treasury Note                                     5.625%   5/15/2008        2,795     3,009
U.S. Treasury Note                                      5.50%   5/15/2009        2,460     2,651
U.S. Treasury Note                                      5.75%   8/15/2010          715       780
------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(Cost $12,524)                                                                            12,470
------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.7%)
------------------------------------------------------------------------------------------------
Repurchase Agreements
ABN AMRO, Inc.
(Dated 6/30/2004, Repurchase Value
$4,300,000, collateralized by Federal
Home Loan Mortgage Corp. Discount Note, 12/2/2004)      1.50%    7/1/2004        4,300     4,300
Collateralized by U.S. Government Obligations in a
Pooled Cash Account--Note F                             1.46%    7/1/2004        7,442     7,442
------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $11,742)                                                                            11,742
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
(Cost $248,201)                                                                          254,295
------------------------------------------------------------------------------------------------
VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

-----------------------------------------------------------------------------------------
                                                                                  Market
                                                                                  Value^
High Yield Bond Portfolio                                                          (000)
-----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
Other Assets--Note C                                                   $           6,349
Security Lending Collateral Payable to Brokers--Note F                           (7,442)
Other Liabilities                                                                (1,853)
                                                                                 -------
                                                                                 (2,946)
                                                                                 -------
-----------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------
Applicable to 29,979,095 outstanding $.001
par value shares of beneficial interest (unlimited authorization)               $251,349
=========================================================================================

NET ASSET VALUE PER SHARE                                                          $8.38
=========================================================================================

^See Note A in Notes to Financial Statements.

(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the aggregate value of these securities was $29,250,000, representing 11.6% of net assets.

---------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
                                               Amount                   Per
                                                (000)                 Share
---------------------------------------------------------------------------
Paid-in Capital                              $281,529                 $9.39
Undistributed Net Investment Income             9,396                   .31
Accumulated Net Realized Losses              (45,670)                (1.52)
Unrealized Appreciation                         6,094                   .20
---------------------------------------------------------------------------
NET ASSETS                                   $251,349                 $8.38
===========================================================================

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------
                                                 High Yield Bond Portfolio
                                            Six Months Ended June 30, 2004
                                                                     (000)
--------------------------------------------------------------------------
INVESTMENT INCOME
Income
Interest                                                           $10,060
Security Lending                                                        36
Total Income                                                        10,096
Expenses
Investment Advisory Fees--Note B                                        80
The Vanguard Group--Note C
Management and Administrative                                          197
Marketing and Distribution                                              21
Custodian Fees                                                          10
Shareholders' Reports                                                    9
--------------------------------------------------------------------------
Total Expenses                                                         317
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                                9,779
--------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON
INVESTMENT SECURITIES SOLD                                           5,181
--------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES                           (12,515)
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $ 2,445
==========================================================================
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------
                                                              High Yield Bond Portfolio
                                                              -------------------------
                                                      Six Months Ended         Year Ended
                                                         June 30, 2004      Dec. 31, 2003
                                                                 (000)              (000)
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                     $      9,779           $ 19,814
Realized Net Gain (Loss)                                         5,181                844
Change in Unrealized
Appreciation (Depreciation)                                   (12,515)             19,243
-----------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                        2,445             39,901
-----------------------------------------------------------------------------------------
Distributions
Net Investment Income                                         (19,788)           (16,049)
Realized Capital Gain                                              --                  --
-----------------------------------------------------------------------------------------
Total Distributions                                           (19,788)           (16,049)
-----------------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                          24,122            125,809
Issued in Lieu of Cash Distributions                            19,788             16,049
Redeemed                                                      (70,000)           (73,848)
-----------------------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                                    (26,090)             68,010
-----------------------------------------------------------------------------------------
Total Increase (Decrease)                                     (43,433)             91,862
-----------------------------------------------------------------------------------------
Net Assets
Beginning of Period                                            294,782            202,920
-----------------------------------------------------------------------------------------
End of Period                                                 $251,349           $294,782
=========================================================================================

1Shares Issued (Redeemed)
Issued                                                           2,759             15,001
Issued in Lieu of Cash Distributions                             2,339              2,029
Redeemed                                                       (8,040)            (8,815)
-----------------------------------------------------------------------------------------
Net Increase (Decrease) in
Shares Outstanding                                             (2,942)              8,215
=========================================================================================
VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

High Yield Bond Portfolio
------------------------------------------------------------------------------------------------
                                                Year Ended                    Year Ended
                                               December 31, Oct. 1 to        September 30,
For a Share Outstanding   Six Months Ended   --------------- Dec. 31, --------------------------
Throughout Each Period       June 30, 2004    2003     2002     2001*      2001    2000     1999
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                  $8.95   $8.21    $8.59     $8.28     $9.02   $9.50   $10.09
Investment Operations
Net Investment Income                 .31+     .53      .59      .168      .794    .849     .847
Net Realized and
Unrealized Gain (Loss)
on Investments                       (.23)     .78    (.46)      .142   (1.120)  (.480)   (.573)
------------------------------------------------------------------------------------------------
Total from Investment
Operations                             .08    1.31      .13      .310    (.326)    .369     .274
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net
Investment Income                    (.65)   (.57)    (.51)        --    (.414)  (.849)   (.847)
Distributions from
Realized Capital Gains                  --      --       --        --        --      --   (.017)
------------------------------------------------------------------------------------------------
Total Distributions                  (.65)   (.57)    (.51)        --    (.414)  (.849)   (.864)
------------------------------------------------------------------------------------------------
Net Asset Value, End
of Period                            $8.38   $8.95    $8.21     $8.59     $8.28   $9.02   $ 9.50
================================================================================================

Total Return                         0.83%  16.87%    1.54%     3.74%    -3.72%   4.03%    2.68%
================================================================================================

Ratios/Supplemental Data
Net Assets, End of Period
(Millions)                            $251    $295     $203      $172      $158    $142     $146
Ratio of Total Expenses to
Average Net Assets                 0.24%**   0.29%    0.33%   0.28%**     0.28%   0.26%    0.29%
Ratio of Net Investment
Income to Average Net Assets       7.29%**   7.59%    8.40%   8.87%**     9.26%   9.12%    8.51%
Portfolio Turnover Rate              74%**     49%      30%        6%       29%     23%      31%
================================================================================================
  *The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.
  +Calculated based on average shares outstanding.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The portfolio may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B.	Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2004, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C.	The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At June 30, 2004, the portfolio had contributed capital of $36,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.	Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2003, the portfolio had available realized losses of $50,838,000 to offset future net capital gains of $63,000 through December 31, 2006, $6,025,000 through December 31, 2007, $4,274,000 through December 31, 2008, $18,321,000 through December 31, 2009, $20,163,000 through December 31, 2010, and $1,992,000 through December 31, 2011. The portfolio will use these capital losses to offset net capital gains, if any, realized during the year ended December 31, 2004; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $6,094,000, consisting of unrealized gains of $9,445,000 on securities that had risen in value since their purchase and $3,351,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	During the six months ended June 30, 2004, the portfolio purchased $93,927,000 of investment securities and sold $120,206,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,841,000 and $5,855,000, respectively.

F.	The market value of securities on loan to broker/dealers at June 30, 2004, was $9,930,000, for which the portfolio held as collateral cash of $7,442,000 and U.S. government and agency securities with a market value of $2,874,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. ankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

VANGUARD® BALANCED PORTFOLIO

During the first half of 2004, the Balanced Portfolio returned 2.7%, reflecting moderate gains in large-capitalization stocks and a slightly negative return for the portfolio’s bond holdings. The portfolio’s return led those of both its peer group and its composite benchmark, which blends large-cap stocks and high-quality bonds in proportions similar to the fund’s holdings. At the end of June, the portfolio’s stock dividends and interest income together provided an income yield of 2.3%.

The table below shows the returns of your portfolio and its comparative standards over the past six months. Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

TECHNOLOGY HOLDINGS PROVIDE A BOOST

The portfolio’s stock portion returned 4.2%, compared with 3.4% for the S&P 500 Index for the six-month period. The portfolio’s lead came largely from its technology holdings. While this sector was generally weak during the half-year, the small group of tech stocks in your

-------------------------------------------------------------------
Total Returns                                      Six Months Ended
                                                      June 30, 2004
-------------------------------------------------------------------
Balanced Portfolio                                             2.7%
Composite Stock/Bond Index*                                     2.1
Average Balanced Fund**                                         1.8
Dow Jones Wilshire 5000 Index                                   3.9
-------------------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Credit A or Better Bond Index.
**Derived from data provided by Lipper Inc.

portfolio performed very well. Chief among them were Apple Computer, which is benefiting from the popularity of its iPod music players, and Motorola, which is benefiting from demand for ever more sophisticated cellular phones.

Integrated oils and the “other energy” sector also boosted the return of the portfolio’s stock holdings relative to the S&P 500 Index during a period that saw oil prices reach the highest levels in 20 years.

At the same time, rising interest rates—sparked by fears of accelerating inflation—made for negative returns in fixed income markets. Corporate bonds were no exception; both the fund’s holdings and its bond benchmark had returns of about –0.3% for the half-year. Rising rates produce negative returns over shorter periods because bond prices fall immediately. The compensating benefit of higher yields on reinvested income takes longer to kick in.

A REMINDER TO MAINTAIN BALANCE

The bear market in stocks that began in March 2000 brought home the appeal of balanced portfolios. Investors who had moved all of their assets into stocks during the late-1990s boom soon came to realize the value of maintaining an exposure to bonds.

The Balanced Portfolio provides meaningful exposure to large- and mid-capitalization stocks and investment-grade bonds in a single vehicle. The portfolio maintains a roughly 65%/35% allocation to stocks and bonds, eliminating the need for investors to do their own rebalancing to compensate for periods of outperformance by one asset class. Vanguard advises investors to diversify their holdings among stock, bond, and money market holdings in proportions that fit their personal goals and unique financial circumstances. The Balanced Portfolio can work well in such an investment plan.

We thank you for entrusting your hard-earned money to Vanguard.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

REPORT FROM THE ADVISOR                                             BALANCED PORTFOLIO

The Balanced Portfolio returned 2.7% in the first six months of 2004. This compares with gains of 1.8% for the average competing balanced fund and 2.1% for the composite index benchmark, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

THE INVESTMENT ENVIRONMENT

During the period, the market continued to advance modestly, driven by improving economic conditions both in the United States and abroad. The domestic economy grew at roughly a 3.0% rate in the second calendar quarter. While this was a lower rate than in the first quarter, it appears to have been enough to spur new job creation. Early indications also point to higher levels of capital spending. Companies are increasing their budgets largely to eliminate operating bottlenecks. This trend should help to offset a lower level of consumer spending. The diminishing impact of last year’s tax cuts and the weakness in recent retail-sales data seem to indicate that the burden of growth may be passing from the consumer economy to the industrial economy.

Interest rates rose sharply in the period as bond investors anticipated the Federal Reserve Board’s decision to begin raising short-term interest rates. Long-term yields rose by half as much as the yields of shorter maturities. The pattern is a normal reaction to the end of abnormally low short-term yields. Corporate bonds underperformed Treasury issues, despite the underlying strength of the economy and a pattern of solid profit gains. We expect the Fed to raise the federal-funds rate in stages to an ending level of 3% to 4% in coming quarters. Corporate bonds are on the expensive side, and we

Investment Philosophy

The advisor believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

retain positions in both mortgage-backed securities and Treasury notes and bonds.

OUR SUCCESSES

We outperformed the stock portion of our benchmark during the half-year thanks to several factors: an underweight allocation and strong stock selection in the technology sector; an overweight position in the energy sector; and strong stock selection within consumer staples. Among technology holdings, Motorola finally achieved improved sales in wireless handsets, especially in Europe, and Apple Computer saw earnings boosted by strong iPod sales. Other strong performers included utility holding company TXU, whose earnings surged unexpectedly because of higher energy prices; drugmaker Aventis, which received a takeover bid from Sanofi-Synthelabo; and Bank One, which rose more than 25% after the company announced plans to merge with J.P. Morgan Chase at a premium. We trimmed our stakes in both Aventis and Bank One as their prices rose in the period. Finally, British Airways reported strong earnings and enjoyed a rally in its stock price. We eliminated our position as the stock reached our target price.

OUR SHORTFALLS

Weak security selection in the telecommunications, materials, and industrials sectors detracted from our results relative to the benchmark. AT&T has been a fundamental disappointment and was eliminated. Alcoa, one of 2003‘s best performers, was quite weak as metal prices fell amid concern about higher interest rates and economic weakness in China. Despite the weakness in the materials sector, we believe that longer-term supply-and-demand dynamics remain attractive for most commodities, and we continue to be quite optimistic about stock valuations in the sector. Railroads such as CSX and Union Pacific have suffered from management difficulties and high fuel prices. We think both stocks will turn around in the near term. Altria has suffered in the face of negative litigation news.

THE PORTFOLIO’S POSITIONING

Signs of increased pricing power are being seen in multiple subsectors of the economy. Examples include energy, metals, chemicals, paper, insurance and waste disposal. Even Wal-Mart is suggesting that it will

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

lower prices more selectively, allowing margins on some items to rise. We believe the fund remains well positioned to capture the benefits of price increases and/or price stability through our cyclical exposure. This is particularly true in the energy and materials sectors, where we’ve established large overweight positions relative to the broad market. Technology, which offers little yield to support the price, is at best fairly valued. We remain underweighted in this sector. In the financial sector, our concern that higher interest rates would have a negative impact was partially realized in the period. We believe, however, that moderately higher rates could have a beneficial impact on a large number of equity holdings in the portfolio, including insurance companies, such as AIG and The Hartford, as well as cyclical companies, such as International Paper and DuPont.

The fund’s equity ratio at the end of the six-month period was slightly above 65%. Our view that economic strength would put pressure on bonds has now been borne out, and we think this trend could continue. The Fed is alerting investors that the current low level of interest rates is not sustainable in a strong economy, and we expect weakness in bond prices to persist in coming months. As usual, our purchase activity is focused on high-quality companies with attractive valuations, improving fundamentals, and above-average yields. This strategy should be successful in a positive economic environment.

Edward P. Bousa, VICE PRESIDENT
Paul D. Kaplan, SENIOR VICE PRESIDENT AND PARTNER
WELLINGTON MANAGEMENT COMPANY, LLP
JULY 19, 2004

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

PORTFOLIO PROFILE                                  BALANCED PORTFOLIO

As of June 30, 2004

--------------------------------------------------------------------------------
Total Portfolio Characteristics

Yield                                                                      2.3%
Turnover Rate                                                              26%*
Expense Ratio                                                            0.26%*
Short-Term Reserves                                                          2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Portfolio Volatility Measures
                                 Comparative                              Broad
                 Portfolio           Index**        Portfolio            Index†
R-Squared             0.92              1.00             0.87              1.00
Beta                  0.94              1.00             0.57              1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Stock Characteristics
                                                  Comparative            Broad
                                  Portfolio           Index††           Index†
--------------------------------------------------------------------------------
Number of Stocks                        111               500            5,064
Median Market Cap                    $31.5B            $51.7B           $27.1B
Price/Earnings Ratio                  17.9x             20.6x            22.5x
Price/Book Ratio                       2.5x              3.0x             2.8x
Dividend Yield                         2.2%              1.7%             1.6%
Return on Equity                      18.9%             21.0%            15.7%
Earnings Growth Rate                   7.5%              8.0%             6.7%
Foreign Holdings                      10.2%              0.0%             0.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed Income Characteristics
                                                Comparative            Broad
                                Portfolio            Index††         Index††††
--------------------------------------------------------------------------------
Number of Bonds                       159             1,931            5,700
Yield to Maturity                   4.5%§              4.5%             4.7%
Average Coupon                       5.5%              5.6%             5.4%
Average Effective Maturity      7.8 years         8.1 years        7.5 years
Average Quality§§                     Aa2               Aa3              Aa1
Average Duration                5.3 years         5.3 years        4.8 years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Stocks (% of stock portfolio)
Citigroup, Inc.                                                        2.9%
    (banking)
Bank of America Corp.                                                   2.2
    (banking)
Verizon Communications Inc.                                             2.0
    (telecommunications)
International Business Machines Corp.                                   1.9
    (computer hardware)
Abbott Laboratories                                                     1.9
    (pharmaceuticals)
BP PLC ADR                                                              1.8
    (oil)
EnCana Corp.                                                            1.8
    (energy)
E.I. du Pont de Nemours & Co.                                           1.7
    (chemicals)
Total SA ADR                                                            1.6
    (energy and utilities)
Weyerhaeuser Co.                                                        1.6
    (construction)
--------------------------------------------------------------------------------
Top Ten                                                               19.4%
--------------------------------------------------------------------------------
Top Ten as % of Total Net Assets                                      12.7%
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
Sector Diversification (% of stock portfolio)
                                                    Comparative            Broad
                                    Portfolio           Index††           Index†
Auto & Transportation                      7%                3%               3%
Consumer Discretionary                      8                14               15
Consumer Staples                            5                 8                7
Financial Services                         18                21               23
Health Care                                11                13               13
Integrated Oils                             8                 5                4
Other Energy                                4                 2                3
Materials & Processing                     11                 3                4
Producer Durables                           5                 4                4
Technology                                  8                15               14
Utilities                                  11                 7                6
Other                                       2                 5                4
Short-Term Reserves                        2%                --               --
--------------------------------------------------------------------------------

 *Annualized.
**Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.
†Dow Jones Wilshire 5000 Index.
††S&P 500 Index.
‡Lehman Credit A or Better Index.
‡‡Lehman Aggregate Bond Index.
 §Before expenses.
§§Source: Moody’s Investors Service.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

Portfolio Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

--------------------------------------------------------------
Distribution by Credit Quality**
(% of fixed income portfolio)

Treasury/Agency/GSEs*                                      24%
Aaa                                                         13
Aa                                                          16
A                                                           38
Baa                                                          8
Ba                                                           0
B                                                            0
Not Rated                                                    1
--------------------------------------------------------------
Total                                                     100%
--------------------------------------------------------------

-----------------------------------------------
Sector Diversification
(% of fixed income portfolio)
-----------------------------------------------
Asset-Backed/
Commercial Mortgage-Backed                   2%
Finance                                     24
Foreign                                      2
Government Mortgage-Backed                   9
Industrial                                  34
Treasury/Agency                             15
Utilities                                   11
Other                                        3
-----------------------------------------------
Total                                      100%
-----------------------------------------------

 *Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.
**Source: Moody’s Investors Service.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUNDBALANCED
PORTFOLIO

PERFORMANCE SUMMARY

BALANCED PORTFOLIO
As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

--------------------------------------------------------------------------------
                   Balanced Portfolio          Composite Stock/Bond Index*
1994                             -0.6                                 -1.2
1995                             32.4                                 33.7
1996                             16.2                                 15.1
1997                             23.1                                 26.3
1998                               12                                 22.7
1999                              4.3                                 10.6
2000                             10.4                                 -2.2
2001                              4.4                                 -4.1
2002                             -6.7                                  -11
2003                             20.4                                 20.3
2004**                            2.7                                  2.1
--------------------------------------------------------------------------------

 *Weighted 65% S&P Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
**Six months ended June 30, 2004.
Note: See Financial Highlights table for dividend and capital gains information.

-------------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004

                                          One       Five               Ten Years
                  Inception Date         Year      Years    Capital      Income       Total
-------------------------------------------------------------------------------------------
Balanced Portfolio     5/23/1991       13.68%      5.23%      7.95%       3.68%      11.63%
-------------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUNDBALANCED
PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES

BALANCED PORTFOLIO
As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

----------------------------------------------------------------------------
Six Months Ended June 30, 2004
                              Beginning              Ending         Expenses
                          Account Value       Account Value      Paid During
Balanced Portfolio           12/31/2003           6/30/2004          Period*
----------------------------------------------------------------------------
Based on
Actual Portfolio Return          $1,000              $1,027            $1.31
Based on
Hypothetical 5% Return           $1,000              $1,049            $1.32
----------------------------------------------------------------------------

*Expenses are equal to the portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

----------------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                                 Average
                                                                Balanced
                                        Portfolio                   Fund
----------------------------------------------------------------------------
Balanced Portfolio                          0.26%                 1.35%*
----------------------------------------------------------------------------

 *Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

FINANCIAL STATEMENTS (unaudited)

As of June 30, 2004

STATEMENT OF NET ASSETS

-----------------------------------------------------------------------------------------
                                                                                   Market
                                                                                   Value^
Balanced Portfolio                                            Shares                (000)
-----------------------------------------------------------------------------------------
COMMON STOCKS (66.6%)
-----------------------------------------------------------------------------------------
Auto & Transportation (4.6%)
  Union Pacific Corp.                                        154,900        $       9,209
  Canadian National Railway Co.                              191,850                8,363
  CSX Corp.                                                  212,700                6,970
  FedEx Corp.                                                 67,300                5,498
  Norfolk Southern Corp.                                     191,300                5,073
  General Motors Corp.                                        71,500                3,331
  Canadian Pacific Railway Ltd.                               85,350                2,102
  Genuine Parts Co.                                           47,200                1,873
                                                                             ------------
                                                                                   42,419
                                                                             ------------
Consumer Discretionary (5.2%)
  Waste Management, Inc.                                     279,000                8,551
  Kimberly-Clark Corp.                                       104,200                6,865
  McDonald's Corp.                                           249,800                6,495
* Time Warner, Inc.                                          346,900                6,099
* Accenture Ltd.                                             207,800                5,710
  Gillette Co.                                               103,300                4,380
  Gannett Co., Inc.                                           51,400                4,361
  Dollar General Corp.                                       163,600                3,200
  Target Corp.                                                50,000                2,124
                                                                             ------------
                                                                                   47,785
                                                                             ------------
Consumer Staples (3.4%)
  Altria Group, Inc.                                         153,400                7,678
  Colgate-Palmolive Co.                                       84,100                4,916
  Coca-Cola Enterprises, Inc.                                160,300                4,647
  General Mills, Inc.                                         88,000                4,183
  Sara Lee Corp.                                             160,100                3,681
  PepsiCo, Inc.                                               66,500                3,583
  Kellogg Co.                                                 55,900                2,339
                                                                             ------------
                                                                                   31,027
                                                                             ------------
Financial Services (12.2%)
  Citigroup, Inc.                                            380,933               17,713
  Bank of America Corp.                                      155,700               13,175
  ACE Ltd.                                                   225,100                9,517
  Bank One Corp.                                             158,900                8,104
  American International Group, Inc.                         100,600                7,171
  Freddie Mac                                                111,500                7,058
  The Hartford Financial Services Group Inc.                 101,400                6,970
  MBIA, Inc.                                                 111,650                6,377
  UBS AG                                                      83,500                5,934
  Merrill Lynch & Co., Inc.                                  105,900                5,716
  Marsh & McLennan Cos., Inc.                                108,900                4,942
  Ambac Financial Group, Inc.                                 50,400                3,701
  KeyCorp                                                    105,800                3,162
  Morgan Stanley                                              55,500                2,929
  Westpac Banking Corp. Ltd. ADR                              42,500                2,624
  U.S. Bancorp                                                75,959                2,093
  Archstone-Smith Trust REIT                                  68,900                2,021
  Lloyds TSB Group PLC ADR                                    59,600                1,900
  MBNA Corp.                                                  59,300                1,529
                                                                             ------------
                                                                                  112,636
                                                                             ------------
Health Care (7.1%)
  Abbott Laboratories                                        281,000               11,454
  Cardinal Health, Inc.                                      119,500                8,371
  Schering-Plough Corp.                                      393,900                7,279
  Pfizer Inc.                                                195,853                6,714
  Eli Lilly & Co.                                             92,900                6,495
  Baxter International, Inc.                                 177,100                6,112
  Wyeth                                                      168,800                6,104
  AstraZeneca Group PLC ADR                                  111,600        $       5,093
  Becton, Dickinson & Co.                                     70,500                3,652
  Aventis SA ADR                                              46,000                3,499
* Hospira, Inc.                                               26,620                  735
                                                                             ------------
                                                                                   65,508
                                                                             ------------
Integrated Oils (5.7%)
  BP PLC ADR                                                 208,400               11,164
  Total SA ADR                                               104,856               10,075
  Royal Dutch Petroleum Co. ADR                              184,800                9,549
  ChevronTexaco Corp.                                         71,700                6,748
  ExxonMobil Corp.                                           142,900                6,346
  ConocoPhillips Co.                                          50,200                3,830
  Petrol Brasil ADR                                           83,900                2,355
  Repsol YPF, SA ADR                                          99,600                2,177
                                                                             ------------
                                                                                   52,244
                                                                             ------------
Other Energy (2.6%)
  EnCana Corp.                                               251,218               10,843
  Schlumberger Ltd.                                           83,500                5,303
  Burlington Resources, Inc.                                 134,200                4,855
  Anadarko Petroleum Corp.                                    45,000                2,637
                                                                             ------------
                                                                                   23,638
                                                                             ------------
Materials & Processing (7.5%)
  E.I. du Pont de Nemours & Co.                              228,486               10,149
  Weyerhaeuser Co.                                           151,400                9,556
  International Paper Co.                                    183,500                8,202
  Alcoa Inc.                                                 235,300                7,772
  Rohm & Haas Co.                                            135,700                5,642
  Rio Tinto PLC ADR                                           48,900                4,795
  Avery Dennison Corp.                                        73,500                4,705
* Syngenta AG ADR                                            236,200                3,966
  Dow Chemical Co.                                            95,600                3,891
  PPG Industries, Inc.                                        62,100                3,881
  Temple-Inland Inc.                                          43,900                3,040
  Alcan Inc.                                                  42,700                1,768
  Air Products & Chemicals, Inc.                              30,200                1,584
                                                                             ------------
                                                                                   68,951
                                                                             ------------
Producer Durables (3.7%)
  Parker Hannifin Corp.                                      119,400                7,100
  Pitney Bowes, Inc.                                         144,900                6,412
  Caterpillar, Inc.                                           77,600                6,165
  United Technologies Corp.                                   54,800                5,013
  Emerson Electric Co.                                        70,100                4,455
  Pall Corp.                                                  99,900                2,616
  Nokia Corp. ADR                                            150,400                2,187
                                                                             ------------
                                                                                   33,948
                                                                             ------------
Technology (5.7%)
  International Business Machines Corp.                      135,000               11,900
  General Dynamics Corp.                                      93,500                9,285
  Microsoft Corp.                                            288,000                8,225
  Motorola, Inc.                                             353,300                6,448
* Apple Computer, Inc.                                       165,716                5,392
  Texas Instruments, Inc.                                    177,500                4,292
  Sony Corp. ADR                                              82,500                3,139
* Corning, Inc.                                              127,600                1,666
  Hewlett-Packard Co.                                         54,800                1,156
* EMC Corp.                                                   59,800                  682
                                                                             ------------
                                                                                   52,185
                                                                             ------------
Utilities (7.7%)
  Verizon Communications Inc.                                336,812               12,189
  Exelon Corp.                                               283,200                9,428

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

-----------------------------------------------------------------------------------------
                                                                                   Market
                                                                                   Value^
Balanced Portfolio                                             Shares               (000)
-----------------------------------------------------------------------------------------
  SBC Communications Inc.                                     296,000        $      7,178
  FPL Group, Inc.                                             100,300               6,414
* Comcast Corp. Class A                                       210,550               5,902
  Cinergy Corp.                                               134,700               5,119
  TXU Corp.                                                   122,900               4,979
  Pinnacle West Capital Corp.                                 106,700               4,310
  Progress Energy, Inc.                                        92,900               4,092
  BellSouth Corp.                                             148,700               3,899
  Sprint Corp.                                                156,300               2,751
  ALLTEL Corp.                                                 52,600               2,663
* Deutsche Telekom AG ADR                                     136,800               2,423
                                                                             ------------
                                                                                   71,347
                                                                             ------------
Other (1.2%)
  General Electric Co.                                        167,900               5,440
  Honeywell International Inc.                                143,300               5,249
                                                                             ------------
                                                                                   10,689
                                                                             ------------
-----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $469,558)                                                                   612,377
-----------------------------------------------------------------------------------------
                                                                 Face
                                                               Amount
                                                                (000)
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.8%)
U.S. Government Securities (4.8%)
U.S. Treasury Bond
6.25%, 8/15/2023                                             $ 11,000              12,188
U.S. Treasury Note
1.50%, 7/31/2005                                               13,000              12,913
2.00%, 8/31/2005                                               18,000              17,958
Private Export Funding Co.
(U.S. Government Guaranteed)
3.375%, 2/15/2009                                               1,700               1,644
Mortgage-Backed Securities (3.0%)
Federal National Mortgage Assn.**
(2) 4.51%, 5/1/2013                                               986                 954
(2) 4.886%, 1/1/2014                                              995                 983
(2) 5.016%, 2/1/2013                                              982                 983
(2) 6.03%, 5/1/2011                                             1,936               2,072
Government National Mortgage Assn.
(2) 5.50%, 2/1/2033-10/15/2033                                 13,939              13,955
(2) 6.00%, 2/15/2028-1/15/2033                                  4,803               4,925
(2) 6.50%, 5/15/2028-7/15/2031                                  1,269               1,328
(2) 7.00%, 2/15/2028-10/15/2029                                 1,739               1,850
(2) 8.00%, 9/15/2030                                              187                 204
-----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $72,111)                                                                     71,957
-----------------------------------------------------------------------------------------
CORPORATE BONDS (22.1%)
-----------------------------------------------------------------------------------------
Asset-Backed/Commercial Mortgage-Backed Securities (0.8%)
Asset Securitization Corp.
(2) 6.75%, 2/14/2043                                             2,000              2,159
Bank One Issuance Trust
(2) 3.86%, 7/15/2010                                             1,000                992
(2) 3.45%, 2/17/2009                                             1,000                971
Bear Stearns Commercial Mortgage Securities, Inc.
(2) 4.74%, 3/13/2040                                             1,000                966
Greenwich Capital Commercial Funding Corp.
(2) 4.915%, 1/15/2036                                            1,000                972
Morgan Stanley Dean Witter Capital I
(2) 4.74%, 11/13/2036                                            1,000                971
                                                                             ------------
                                                                                    7,031
                                                                             ------------
Finance (7.3%)
Banking (4.0%)
BB&T Corp.
7.25%, 6/15/2007                                                 2,000               2,196

-----------------------------------------------------------------------------------------
                                                                  Face             Market
                                                                Amount             Value^
                                                                 (000)              (000)
-----------------------------------------------------------------------------------------
Bank of America Corp.
7.125%, 9/15/2006                                          $     2,000        $     2,160
Bank One Corp.
6.875%, 8/1/2006                                                 2,000              2,145
Citicorp
7.625%, 5/1/2005                                                 1,000              1,041
Credit Suisse First Boston USA, Inc.
6.50%, 1/15/2012                                                 2,000              2,139
First Union Corp.
7.50%, 4/15/2035                                                 1,000              1,165
Huntington National Bank
4.90%, 1/15/2014                                                 1,000                959
Inter-American Development Bank
4.375%, 9/20/2012                                                2,000              1,962
International Bank for
Reconstruction & Development
5.75%, 2/6/2008                                                  2,000              2,131
J.P. Morgan Chase & Co.
6.75%, 2/1/2011                                                  1,000              1,088
J.P. Morgan, Inc.
6.25%, 1/15/2009                                                 1,500              1,608
Mellon Funding Corp.
4.875%, 6/15/2007                                                1,500              1,548
NBD Bancorp, Inc.
7.125%, 5/15/2007                                                1,500              1,641
Northern Trust Corp.
6.65%, 11/9/2004                                                 1,000              1,016
Paribas NY
6.95%, 7/22/2013                                                 2,000              2,235
SunTrust Banks, Inc.
7.25%, 9/15/2006                                                 2,000              2,189
US Bank NA Minnesota
5.625%, 11/30/2005                                               2,000              2,080
Wachovia Corp.
5.625%, 12/15/2008                                               2,000              2,110
Washington Mutual, Inc.
7.50%, 8/15/2006                                                 2,000              2,169
Wells Fargo & Co.
6.45%, 2/1/2011                                                  2,000              2,172
5.125%, 9/1/2012                                                 1,000                999
Brokerage (0.1%)
Dean Witter, Discover & Co.
6.75%, 10/15/2013                                                1,000              1,081
Finance Companies (1.0%)
American Express Credit Corp.
3.00%, 5/16/2008                                                 1,000                964
American General Finance Corp.
7.45%, 1/15/2005                                                 2,000              2,055
Countrywide Home Loan
5.50%, 8/1/2006                                                  1,000              1,041
FGIC Corp.
(1) 6.00%, 1/15/2034                                               365                350
General Electric Capital Corp.
5.875%, 2/15/2012                                                2,000              2,095
5.45%, 1/15/2013                                                 1,000              1,015
Household Finance Corp.
6.375%, 10/15/2011                                               1,000              1,068
SLM Corp.
5.375%, 1/15/2013                                                1,000                995
Insurance (2.0%)
ACE INA Holdings, Inc.
8.20%, 8/15/2004                                                 1,000              1,007

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

-----------------------------------------------------------------------------------------
                                                                  Face             Market
                                                                Amount             Value^
Balanced Portfolio                                               (000)              (000)
-----------------------------------------------------------------------------------------
Allstate Corp.
6.75%, 5/15/2018                                           $     1,000        $     1,089
Aon Corp.
6.90%, 7/1/2004                                                  2,000              2,000
Hartford Financial Services Group, Inc.
7.90%, 6/15/2010                                                 2,000              2,311
Marsh & McLennan Cos., Inc.
6.25%, 3/15/2012                                                 2,000              2,118
Massachusetts Mutual Life
(1) 7.625%, 11/15/2023                                           2,000              2,338
PRICOA Global Funding I
(1) 3.90%, 12/15/2008                                            1,100              1,076
Pacific Life Global Funding
(1) 3.75%, 1/15/2009                                               910                889
Protective Life Secured Trust
3.70%, 11/24/2008                                                1,000                978
Frank Russell Co.
(1) 5.625%, 1/15/2009                                            2,000              2,105
XL Capital Ltd.
6.50%, 1/15/2012                                                 2,000              2,153
Other (0.2%)
Berkshire Hathaway, Inc.
(1) 4.625%, 10/15/2013                                           2,000              1,912
                                                                             ------------
                                                                                   67,393
                                                                             ------------
Industrial (10.6%)
Basic Industry (1.0%)
Alcan, Inc.
4.50%, 5/15/2013                                                 1,000                940
Alcoa, Inc.
6.00%, 1/15/2012                                                 2,000              2,112
BHP Billington Finance BV
4.80%, 4/15/2013                                                 1,000                979
E.I. du Pont de Nemours & Co.
6.75%, 10/15/2004                                                2,000              2,028
4.75%, 11/15/2012                                                  440                432
Rohm & Haas Co.
7.40%, 7/15/2009                                                 2,000              2,264
Capital Goods (1.1%)
Boeing Capital Corp.
6.50%, 2/15/2012                                                 1,000              1,080
Caterpillar, Inc.
7.25%, 9/15/2009                                                 1,000              1,132
John Deere Capital Corp.
5.10%, 1/15/2013                                                 1,000                994
General Dynamics Corp.
4.25%, 5/15/2013                                                 2,000              1,862
Honeywell International, Inc.
7.50%, 3/1/2010                                                  1,000              1,140
Masco Corp.
6.75%, 3/15/2006                                                 2,000              2,118
USA Waste Services, Inc.
7.00%, 7/15/2028                                                 2,000              2,090
Communication (1.6%)
BellSouth Corp.
6.00%, 10/15/2011                                                2,000              2,106
Cox Communications, Inc.
7.75%, 8/15/2006                                                 2,000              2,165
GTE Southwest, Inc.
6.00%, 1/15/2006                                                 1,000              1,046
Gannett Co., Inc.
5.50%, 4/1/2007                                                  1,000              1,050
Illinois Bell Telephone Co.
6.625%, 2/1/2025                                           $     1,000        $       980
SBC Communications, Inc.
5.875%, 2/1/2012                                                 1,000              1,033
Telecomunicaciones de Puerto Rico
6.65%, 5/15/2006                                                 2,000              2,108
Telefonica Europe BV
7.75%, 9/15/2010                                                 1,500              1,716
Thomson Corp.
4.25%, 8/15/2009                                                 1,500              1,489
Vodafone Group PLC
5.375%, 1/30/2015                                                1,000                985
Consumer Cyclical (1.4%)
DaimlerChrysler North America Holding Corp.
7.40%, 1/20/2005                                                 2,000              2,054
The Walt Disney Co.
7.30%, 2/8/2005                                                  2,000              2,057
Harley Davidson Inc,
(1) 3.625%, 12/15/2008                                           1,000                978
Kohl's Corp.
6.00%, 1/15/2033                                                 1,000                959
Lowe's Cos., Inc.
8.25%, 6/1/2010                                                    290                342
6.50%, 3/15/2029                                                 1,000              1,049
Target Corp.
7.50%, 2/15/2005                                                 2,000              2,064
Toyota Motor Credit Corp.
5.50%, 12/15/2008                                                2,000              2,118
Wal-Mart Stores, Inc.
4.55%, 5/1/2013                                                  1,000                962
Consumer Noncyclical (3.4%)
Abbott Laboratories
4.35%, 3/15/2014                                                 1,500              1,405
American Home Products
6.95%, 3/15/2011                                                 1,000              1,065
Anheuser-Busch Cos., Inc.
7.50%, 3/15/2012                                                 1,500              1,735
Archer-Daniels-Midland Co.
7.00%, 2/1/2031                                                    852                948
Avon Products, Inc.
7.15%, 11/15/2009                                                1,500              1,690
4.20%, 7/15/2018                                                 1,000                873
Becton, Dickinson, & Co.
4.55%, 4/15/2013                                                 1,000                957
Bristol-Myers Squibb Co.
5.75%, 10/1/2011                                                 1,000              1,038
CPC International, Inc.
6.15%, 1/15/2006                                                   125                131
Cardinal Health, Inc.
4.00%, 6/15/2015                                                 1,000                876
Coca-Cola Enterprises Inc.
6.125%, 8/15/2011                                                2,000              2,147
Coca-Cola HBC Finance
5.50%, 9/17/2015                                                   700                697
Colgate-Palmolive Co.
7.60%, 5/19/2025                                                   480                570
Conagra Foods Inc.
6.75%, 9/15/2011                                                 1,000              1,093
Diageo Capital PLC
4.85%, 5/15/2018                                                 1,000                930
Fortune Brands Inc.
4.875%, 12/1/2013                                                1,000                971

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

-----------------------------------------------------------------------------------------
                                                                 Face              Market
                                                               Amount              Value^
Balanced Portfolio                                              (000)               (000)
-----------------------------------------------------------------------------------------
GlaxoSmithKline Capital Inc.
5.375%, 4/15/2034                                         $     2,000         $     1,816
Kimberly-Clark Corp.
5.00%, 8/15/2013                                                1,000                 997
Kraft Foods, Inc.
5.25%, 6/1/2007                                                 1,500               1,557
Eli Lilly & Co.
6.00%, 3/15/2012                                                1,000               1,067
Merck & Co.
2.50%, 3/30/2007                                                2,000               1,957
Pepsi Bottling Holdings Inc.
(1) 5.625%, 2/17/2009                                           1,500               1,586
Pfizer, Inc.
2.50%, 3/15/2007                                                1,000                 973
Procter & Gamble Co. ESOP
9.36%, 1/1/2021                                                 2,000               2,626
Schering-Plough Corp.
5.30%, 12/1/2013                                                1,000                 982
UnitedHealth Group, Inc.
4.875%, 4/1/2013                                                1,000                 973
Energy (0.7%)
Amoco Corp.
6.50%, 8/1/2007                                                 1,500               1,626
Anadarko Petroleum Corp.
3.25%, 5/1/2008                                                 1,000                 972
ChevronTexaco Capital Co.
3.50%, 9/17/2007                                                1,000                 998
Phillips Petroleum Co.
8.50%, 5/25/2005                                                2,000               2,104
Suncor Energy, Inc.
5.95%, 12/1/2034                                                1,000                 980
Technology (0.7%)
First Data Corp.
4.70%, 8/1/2013                                                 2,000               1,933
Hewlett-Packard Co.
7.15%, 6/15/2005                                                2,000               2,085
International Business Machines Corp.
5.875%, 11/29/2032                                              2,000               1,944
Transportation (0.5%)
ERAC USA Finance Co.
(1) 7.35%, 6/15/2008                                            1,090               1,211
Federal Express Corp.
6.72%, 1/15/2022                                                1,736               1,873
Norfolk Southern Corp.
7.70%, 5/15/2017                                                1,500               1,741
Other (0.2%)
Snap-On Inc.
6.25%, 8/15/2011                                                1,400               1,510
                                                                             ------------
                                                                                   97,069
                                                                             ------------
Utilities (3.4%)
Electric (2.8%)
Alabama Power Co.
2.80%, 12/1/2006                                                  660                 656
Carolina Power & Light Co.
5.95%, 3/1/2009                                                 2,000               2,132
Central Illinois Public Service
6.125%, 12/15/2028                                              1,000                 960
Consolidated Edison Co. of NY
3.625%, 8/1/2008                                                1,000                 980
Exelon Generation Co. LLC
6.95%, 6/15/2011                                                2,000               2,194
Florida Power & Light
5.65%, 2/1/2035                                           $     1,000         $       943
Florida Power Corp.
6.875%, 2/1/2008                                                1,850               2,036
Indiana Michigan Power Co.
6.875%, 7/1/2004                                                2,000               2,000
Kansas City Power & Light
7.125%, 12/15/2005                                              2,000               2,116
National Rural Utilities Cooperative Finance Corp.
5.75%, 12/1/2008                                                2,000               2,111
PacifiCorp
6.625%, 6/1/2007                                                1,000               1,080
Public Service Electric & Gas
4.00%, 11/1/2008                                                1,000                 990
Scana Corp.
6.875%, 5/15/2011                                               2,000               2,201
Southern Investments UK PLC
6.80%, 12/1/2006                                                1,500               1,573
Union Electric Co.
7.375%, 12/15/2004                                              1,000               1,022
Virginia Electric & Power Co.
5.375%, 2/1/2007                                                2,000               2,085
Wisconsin Electric Power Co.
4.50%, 5/15/2013                                                  615                 584
Natural Gas (0.4%)
Duke Energy Field Services
7.875%, 8/16/2010                                               2,000               2,282
KeySpan Gas East Corp.
7.875%, 2/1/2010                                                1,500               1,735
Other (0.2%)
Washington Gas Light Co.
6.15%, 1/26/2026                                                1,500               1,535
                                                                             ------------
                                                                                   31,215
                                                                             ------------
-----------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $197,116)                                                                   202,708
-----------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated) (0.7%)
-----------------------------------------------------------------------------------------
Kredit Fuer Wiederaufbau
3.375%, 1/23/2008                                               2,000               1,984
Province of British Columbia
4.30%, 5/30/2013                                                1,000                 962
Province of Ontario
4.375%, 2/15/2013                                               1,000                 961
Province of Quebec
5.75%, 2/15/2009                                                1,000               1,068
Quebec Hydro Electric
6.30%, 5/11/2011                                                1,000               1,092
-----------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
(Cost $6,307)                                                                       6,067
-----------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.8%)
-----------------------------------------------------------------------------------------
Illinois (Taxable Pension) GO
5.10%, 6/1/2033                                                 2,000               1,782
Kansas Dev. Finance Auth. Rev.
(Public Employee Retirement System)
5.501%, 5/1/2034                                                2,000               1,892
Oregon School Board Association
5.528%, 6/30/2028                                               2,000               1,917
Stanford University
5.85%, 3/15/2009                                                2,000               2,141
-----------------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
(Cost $8,157)                                                                       7,732
-----------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

-----------------------------------------------------------------------------------------
                                                                 Face              Market
                                                               Amount              Value^
Balanced Portfolio                                              (000)               (000)
-----------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.6%)
-----------------------------------------------------------------------------------------
Repurchase Agreements
ABN AMRO, Inc.
1.50%, 7/1/2004
(Dated 6/30/2004, Repurchase
Value $12,501,000, collateralized
by Federal National Mortgage
Association, 5.50%, 2/15/2006)                                $12,500            $ 12,500
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
1.46%, 7/1/2004--Note G                                         2,597               2,597
-----------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $15,097)                                                                     15,097
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
(Cost $768,346)                                                                   915,938
-----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
-----------------------------------------------------------------------------------------
Other Assets--Note C                                                                8,440
Liabilities--Note G                                                               (4,656)
                                                                                ---------
                                                                                    3,784
                                                                                ---------
-----------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------
Applicable to 53,548,479 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                                        $919,722
=========================================================================================
NET ASSET VALUE PER SHARE                                                          $17.18
=========================================================================================

^ See Note A in Notes to Financial Statements.
*Non-income-producing security.
**The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the aggregate value of these securities was $12,445,000, representing 1.4% of net assets.
(2)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments. ADR—American Depositary Receipt. REIT—Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                     Amount                 Per
                                                      (000)               Share
--------------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                    $762,314              $14.24
Undistributed Net Investment Income                  11,830                 .22
Accumulated Net Realized Losses                     (2,014)               (.04)
Unrealized Appreciation                             147,592                2.76
--------------------------------------------------------------------------------
NET ASSETS                                         $919,722              $17.18
================================================================================

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUNDBALANCED
PORTFOLIO

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                             Balanced Portfolio
                                                 Six Months Ended June 30, 2004
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends                                                               $ 6,572
Interest                                                                  7,596
Security Lending                                                             65
--------------------------------------------------------------------------------
Total Income                                                             14,233
--------------------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B
Basic Fee                                                                   354
Performance Adjustment                                                       62
The Vanguard Group--Note C
Management and Administrative                                               671
Marketing and Distribution                                                   54
Custodian Fees                                                               10
Shareholders' Reports                                                        21
--------------------------------------------------------------------------------
Total Expenses                                                            1,172
Expenses Paid Indirectly--Note D                                           (33)
--------------------------------------------------------------------------------
Net Expenses                                                              1,139
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    13,094
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   16,820
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES                                 (6,198)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                               $23,716
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------
                                                            Balanced Portfolio
                                                -------------------------------------
                                                 Six Months Ended          Year Ended
                                                    June 30, 2004       Dec. 31, 2003
                                                            (000)               (000)
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                    $ 13,094            $ 22,704
Realized Net Gain (Loss)                                   16,820             (8,859)
Change in Unrealized Appreciation
(Depreciation)                                            (6,198)             132,584
-------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                  23,716             146,429
-------------------------------------------------------------------------------------
Distributions
Net Investment Income                                    (23,145)            (22,214)
Realized Capital Gain                                          --                  --
-------------------------------------------------------------------------------------
Total Distributions                                      (23,145)            (22,214)
-------------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                     60,939             125,898
Issued in Lieu of Cash Distributions                       23,145              22,214
Redeemed                                                 (63,201)            (66,986)
-------------------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                                 20,883              81,126
-------------------------------------------------------------------------------------
Total Increase (Decrease)                                  21,454             205,341
-------------------------------------------------------------------------------------
Net Assets
Beginning of Period                                       898,268             692,927
-------------------------------------------------------------------------------------
End of Period                                            $919,722            $898,268
=====================================================================================

1Shares Issued (Redeemed)
Issued                                                      3,545               8,124
Issued in Lieu of Cash Distributions                        1,363               1,570
Redeemed                                                  (3,693)             (4,421)
-------------------------------------------------------------------------------------
Net Increase (Decrease) in
Shares Outstanding                                          1,215               5,273
=====================================================================================

VANGUARD VARIABLE INSURANCE FUNDBALANCED
PORTFOLIO

FINANCIAL HIGHLIGHTS

Balanced Portfolio
--------------------------------------------------------------------------------------------
                                            Year Ended
                                            December 31,  Oct. 1 to Year Ended September 30,
For a Share Outstanding  Six Months Ended  -------------   Dec. 31, ------------------------
  Throughout Each Period    June 30, 2004    2003     2002    2001*    2001    2000    1999
--------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period              $17.16  $14.72   $16.98   $15.87  $16.93  $17.41  $17.73
--------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                .236     .44     .445      .12     .54     .71     .63
Net Realized and Unrealized
  Gain (Loss) on Investments         .219    2.47  (1.460)      .99     .08     .26     .95
--------------------------------------------------------------------------------------------
Total from Investment Operations     .455    2.91  (1.015)     1.11     .62     .97    1.58
--------------------------------------------------------------------------------------------
Distributions
Dividends from Net
  Investment Income                (.435)   (.47)   (.630)       --   (.72)   (.64)   (.62)
Distributions from Realized
  Capital Gains                        --      --   (.615)       --   (.96)   (.81)  (1.28)
--------------------------------------------------------------------------------------------
Total Distributions                (.435)   (.47)  (1.245)       --  (1.68)  (1.45)  (1.90)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period     $17.18  $17.16   $14.72   $16.98  $15.87  $16.93  $17.41
============================================================================================
Total Return                        2.68%  20.45%   -6.72%    6.99%   4.15%   5.91%   9.44%
============================================================================================

Ratios/Supplemental Data
Net Assets,
  End of Period (Millions)           $920    $898     $693     $697    $636    $512    $599
Ratio of Total Expenses to
  Average Net Assets**             0.26%†   0.31%    0.33%   0.30%†   0.29%   0.25%   0.29%
Ratio of Net Investment Income
  to Average Net Assets            2.89%†   2.98%    3.13%   3.15%†   3.53%   3.98%   3.58%
Portfolio Turnover Rate              26%†     27%      24%       4%     27%     28%     24%
===========================================================================================

*The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.02%, 0.02%, 0.01%, (0.02%), and (0.02%).
† Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B.     Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to a combined index comprising the Standard & Poor’s 500 Index and the Lehman Brothers Credit A or

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Better Bond Index. For the six months ended June 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.08% of the portfolio’s average net assets before an increase of $62,000 (0.01%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $131,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2004, these arrangements reduced the portfolio’s expenses by $33,000 (an annual rate of 0.01% of average net assets).

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2003, the portfolio had available realized losses of $18,732,000 to offset future net capital gains of $2,577,000 through December 31, 2009, $7,296,000 through December 31, 2010, and $8,859,000 through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2004; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $147,592,000, consisting of unrealized gains of $158,321,000 on securities that had risen in value since their purchase and $10,729,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the six months ended June 30, 2004, the portfolio purchased $131,999,000 of investment securities and sold $88,708,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $21,690,000 and $23,545,000, respectively.

G.     The market value of securities on loan to broker/dealers at June 30, 2004, was $2,421,000, for which the fund held cash collateral of $2,597,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

VANGUARD® EQUITY INCOME PORTFOLIO

The Equity Income Portfolio returned 2.9% during the first half of 2004, a period of rising interest rates and modest gains for stocks. The portfolio trailed the returns of both the Russell 1000 Value Index and the average equity income fund for the half-year. At the end of June, the Equity Income Portfolio had a yield of 2.3%.

The table below shows the returns of your portfolio and its comparative standards over the past six months. Please note that portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

THE PORTFOLIO BENEFITED FROM BROAD ECONOMIC TRENDS

The Equity Income Portfolio’s emphasis on dividend income leads it toward long-established companies with a history of success, generally in slower-growing, more stable industries. During the half-year, many such companies performed well as an economic rebound broadened in the United States and many other nations.

Integrated oil companies performed particularly well as a worldwide increase in demand combined with tightening supplies to boost prices. ExxonMobil, Amerada Hess, and ChevronTexaco were top contributors for the period. The portfolio’s consumer-oriented holdings also produced good results, thanks to successful stock selection by the investment advisors. The companies in this group typically benefit most from growth in consumer spending during an economic recovery. Compared with its benchmark, your portfolio had outsize stakes in some of the sector’s better performers, including Kimberly-Clark and Regal Entertainment Group.

------------------------------------------------------------------------
Total Returns                                           Six Months Ended
                                                           June 30, 2004
------------------------------------------------------------------------
Equity Income Portfolio                                             2.9%
Russell 1000 Value Index                                             3.9
Average Equity Income Fund*                                          3.2
Dow Jones Wilshire 5000 Index                                        3.9
------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

The portfolio’s largest weighting was in the financial services sector, which accounted for 32% of assets as of June 30. This sector struggled during the half-year as interest rates rose across bond maturities, with sharper increases among shorter-term issues. Climbing interest rates typically crimp financial companies’ profit margins as their cost of funds rises. The Equity Income Portfolio’s performance in this sector trailed that of the benchmark because of the portfolio’s heavier weightings in Merrill Lynch and SunTrust Banks, which were among the period’s worst performers.

The portfolio also earned disappointing returns from its selection of automotive stocks, including a large overweighting in General Motors, which saw a sharp drop in vehicle sales in June.

BALANCE FOR THE LONG RUN

The stocks that lead market performance are a constantly changing cast—growth, value, small-capitalization, international, and so on. During strong periods for growth stocks, investors lose interest in dividend-paying stocks, the primary focus for your portfolio. When the market is retreating and investors feel more defensive, a recurring dividend can suddenly look very attractive.

Because it is impossible to foresee when market shifts will occur, we advise investors to maintain exposure to a combination of stock, bond, and money market investments that is appropriate to their unique financial circumstances. With its typically above-market yield, the Equity Income Portfolio can play a steadying role in such a plan.

Thank you for entrusting your assets to Vanguard.

VANGUARD VARIABLE INSURANCE FUNDEQUITY
INCOME PORTFOLIO

REPORT FROM THE ADVISOR

EQUITY INCOME PORTFOLIO

During the first half of 2004, the Equity Income Portfolio returned 2.9% overall. This report, my first as lead manager of the portfolio, reflects the approximately 60% of the portfolio that is overseen by Wellington Management Company. Vanguard Quantitative Equity Group manages the remainder.

THE INVESTMENT ENVIRONMENT

The first six months of 2004 were characterized by an improving economy. The momentum gained in the first quarter continued through June, as evidenced by strong employment growth and accelerating capital spending. While rising interest rates and higher energy costs will create some headwinds, we expect that economic growth will remain strong throughout 2004 and 2005, albeit at a rate closer to 3% than to the 4% experienced over the past two years.

Despite the economy’s expansion, the stock market trended sideways in the half-year, as prices already reflected investors’ expectations for improved corporate profitability. Valuation levels appear reasonable for the current environment, and we anticipate that market returns will approximate the growth rate in corporate profits in the year ahead. Potential risks to this outlook include a “hard landing” for the economic boom in China, as well as political and terrorist uncertainties.

OUR SUCCESSES

In terms of results relative to the index benchmark, our asset allocation decisions had generally good effect. Overweightings in energy-related firms and consumer staples companies added value, as these were among the top-performing sectors in the half-year. Although stock selection on the whole was disappointing, Questar and TXU were bright spots.

OUR SHORTFALLS

Our stock selection had lackluster results in the period. The weakest areas included financials, materials & processing, and health care. In financials, XL Capital was penalized for a reserve

Investment Philosophy

The advisor believes that a focus on the stocks of reasonably valued, well-managed, dividend-paying companies can produce a relatively high level of current income, with potential for capital appreciation.

deficiency, and Marsh & McLennan lagged because of Putnam’s regulatory problems. Other poor performers in the sector included SunTrust Banks and Merrill Lynch. In materials, Alcoa was a laggard, plagued by concerns about the sustainability of China’s expansion. In health care, it was a tough six months for our holdings in large pharmaceutical companies, including Bristol-Myers Squibb, Wyeth, and Pfizer.

THE PORTFOLIO’S POSITIONING

The portfolio is positioned to benefit from companies whose prices we believe have unduly suffered in the current market environment. We’ve added two financial services companies, First Horizon National and General Growth Properties, whose stock prices reflected worry about higher interest rates rather than recognition of the companies’ strong growth prospects. Other additions aimed to take advantage of improved conditions created by new faces. At TXU, the Texas-based electric utility, new management has dramatically improved earnings power through portfolio restructuring and cost-reduction initiatives. At Air Products and Chemicals, the new CFO is focused on return on capital, and we think the positive impact of higher plant-capacity utilization is underappreciated.

John R. Ryan, SENIOR VICE PRESIDENT

WELLINGTON MANAGEMENT COMPANY, LLP

JULY 19, 2004

VANGUARD VARIABLE INSURANCE FUNDEQUITY
INCOME PORTFOLIO

PORTFOLIO PROFILE

EQUITY INCOME PORTFOLIO

As of June 30, 2004

-------------------------------------------------------------------
Portfolio Characteristics
                                          Comparative         Broad
                              Portfolio        Index*       Index**

Number of Stocks                    146           700         5,064
Median Market Cap                $27.0B        $32.7B        $27.1B
Price/Earnings Ratio              16.1x         16.6x         22.5x
Price/Book Ratio                   2.4x          2.2x          2.8x
Yield                              2.3%          2.4%          1.6%
Return on Equity                  19.2%         18.0%         15.7%
Earnings Growth Rate               5.7%          7.4%          6.7%
Foreign Holdings                   4.0%          0.0%          0.9%
Turnover Rate                      32%†            --            --
Expense Ratio                    0.27%†            --            --
Short-Term Reserves                  1%            --            --
-------------------------------------------------------------------

-------------------------------------------------------------------
Volatility Measures
                                Comparative                   Broad
                      Portfolio      Index*   Portfolio     Index**
R-Squared                  0.93        1.00        0.80        1.00
Beta                       0.81        1.00        0.72        1.00
-------------------------------------------------------------------

-------------------------------------------------------------------
Sector Diversification (% of portfolio)
                                          Comparative         Broad
                              Portfolio        Index*       Index**
Auto & Transportation                3%            3%            3%
Consumer Discretionary                7             9            15
Consumer Staples                      7             5             7
Financial Services                   32            33            23
Health Care                           8             4            13
Integrated Oils                      11             9             4
Other Energy                          1             3             3
Materials & Processing               10             5             4
Producer Durables                     5             4             4
Technology                            3             6            14
Utilities                            10            12             6
Other                                 2             7             4
Short-Term Reserves                  1%            --            --

-------------------------------------------------------------------

-------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)
Bank of America Corp.
    (banking)                                                  3.3%
Citigroup, Inc.
    (banking)                                                   3.1
ExxonMobil Corp.
    (oil)                                                       2.8
Caterpillar, Inc.
    (manufacturing)                                             2.2
General Motors Corp.
    (automotive and transport)                                  2.0
St. Paul Travelers Cos., Inc.
    (insurance)                                                 1.9
ConocoPhillips Co.
    (energy and utilities)                                      1.8
SunTrust Banks, Inc.
    (banking)                                                   1.7
Alcoa Inc.
    (metals and mining)                                         1.7
Emerson Electric Co.
    (electronics)                                               1.7
Top Ten                                                       22.2%
-------------------------------------------------------------------

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*Russell 1000 Value Index.
**Dow Jones Wilshire 5000 Index.
†Annualized.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

PERFORMANCE SUMMARY

EQUITY INCOME PORTFOLIO
As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

*Six months ended June 30, 2004.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2004

-----------------------------------------------------------------------------------------
                                             One     Five           Ten Years
                         Inception Date     Year    Years  Capital     Income       Total
Equity Income Portfolio        6/7/1993   18.13%    1.46%    9.08%      2.96%      12.04%
-----------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES

EQUITY INCOME PORTFOLIO
As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

-----------------------------------------------------------------------
Six Months Ended June 30, 2004
                                Beginning
Equity Income                     Account         Ending       Expenses
                                    Value  Account Value    Paid During
Portfolio                      12/31/2003      6/30/2004        Period*
-----------------------------------------------------------------------
Based on
  Actual Portfolio Return          $1,000         $1,029          $1.36
Based on
  Hypothetical 5% Return           $1,000         $1,049          $1.38
-----------------------------------------------------------------------

*Expenses are equal to the portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

-----------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer
group
                                                                Average
                                                                 Equity
                                           Portfolio        Income Fund
Equity Income Portfolio                        0.27%             1.47%*
-----------------------------------------------------------------------

*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

FINANCIAL STATEMENTS (unaudited)
STATEMENT OF NET ASSETS

As of June 30, 2004

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value^
Equity Income Portfolio                                    Shares          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.2%)(1)
--------------------------------------------------------------------------------
Auto & Transportation (3.1%)
    General Motors Corp.                                  166,300     $    7,748
    Delphi Corp.                                          115,400          1,232
    Genuine Parts Co.                                      29,750          1,180
    Burlington Northern Santa Fe Corp.                     32,800          1,150
    Tidewater Inc.                                         34,600          1,031
                                                                      ----------
                                                                          12,341
                                                                      ----------
Consumer Discretionary (5.9%)
    Kimberly-Clark Corp.                                   68,800          4,533
    Gannett Co., Inc.                                      27,800          2,359
    Newell Rubbermaid, Inc.                                97,000          2,279
    Maytag Corp.                                           85,400          2,093
    Regal Entertainment Group Class A                     114,100          2,065
    Leggett & Platt, Inc.                                  64,500          1,723
    Eastman Kodak Co.                                      63,100          1,702
    R.R. Donnelley & Sons Co.                              38,900          1,284
    McDonald's Corp.                                       47,500          1,235
    Gillette Co.                                           28,800          1,221
    Limited Brands, Inc.                                   56,300          1,053
    May Department Stores Co.                              34,200            940
    The Stanley Works                                      13,500            615
                                                                      ----------
                                                                          23,102
                                                                      ----------
Consumer Staples (6.4%)
    Altria Group, Inc.                                     82,800          4,144
    Albertson's, Inc.                                     101,100          2,683
    Kellogg Co.                                            55,740          2,333
    The Coca-Cola Co.                                      45,700          2,307
    Carolina Group                                         81,700          2,006
    Kraft Foods Inc.                                       62,700          1,986
    General Mills, Inc.                                    40,560          1,928
    H.J. Heinz Co.                                         40,350          1,582
    ConAgra Foods, Inc.                                    43,700          1,183
    The Clorox Co.                                         20,800          1,119
    Sara Lee Corp.                                         48,600          1,117
    Colgate-Palmolive Co.                                  17,100            999
    Wm. Wrigley Jr. Co.                                    15,400            971
    Campbell Soup Co.                                      33,300            895
                                                                      ----------
                                                                          25,253
                                                                      ----------
Financial Services (31.1%)
Banks--New York City (0.6%)
    The Bank of New York Co., Inc.                         38,100          1,123
    J.P. Morgan Chase & Co.                                26,600          1,031
Banks--Outside New York City (13.4%)
    Bank of America Corp.                                 152,146         12,875
    SunTrust Banks, Inc.                                  105,400          6,850
    Wells Fargo & Co.                                      90,500          5,179
    National City Corp.                                   130,100          4,555
    PNC Financial Services Group                           62,800          3,333
    U.S. Bancorp                                           81,742          2,253
    Wachovia Corp.                                         48,486          2,158
    Fifth Third Bancorp                                    39,700          2,135
    National Commerce Financial Corp.                      64,600          2,099
    First Horizon National Corp.                           46,100          2,096
    BB&T Corp.                                             36,000          1,331
    Synovus Financial Corp.                                50,400          1,276
    Comerica, Inc.                                         20,200          1,109
    Northern Trust Corp.                                   25,700          1,087
    City National Corp.                                    16,300          1,071
    FirstMerit Corp.                                       40,500          1,068
    KeyCorp                                                35,560     $    1,063
    Zions Bancorp                                          17,000          1,045
Diversified Financial Services (6.2%)
    Citigroup, Inc.                                       260,200         12,099
    Morgan Stanley                                         91,700          4,839
    Merrill Lynch & Co., Inc.                              88,000          4,750
    Marsh & McLennan Cos., Inc.                            50,060          2,272
    CIT Group Inc.                                         15,900            609
Financial--Miscellaneous (2.3%)
    Fannie Mae                                             68,600          4,895
    Freddie Mac                                            30,400          1,924
    Fidelity National Financial, Inc.                      30,250          1,130
    Nationwide Financial Services, Inc.                    27,500          1,034
Insurance--Life (0.1%)
    Jefferson-Pilot Corp.                                  10,900            554
Insurance--Multiline (3.1%)
    St. Paul Travelers Cos., Inc.                         188,140          7,627
    Protective Life Corp.                                  32,900          1,272
    Lincoln National Corp.                                 25,200          1,191
    Cincinnati Financial Corp.                             24,885          1,083
    Unitrin, Inc.                                          16,000            682
    Allstate Corp.                                         10,400            484
Insurance--Property-Casualty (3.1%)
    XL Capital Ltd. Class A                                58,700          4,430
    ACE Ltd.                                              100,800          4,262
    The Chubb Corp.                                        42,580          2,903
    Mercury General Corp.                                  12,500            621
Real Estate Investment Trusts (0.7%)
    Regency Centers Corp. REIT                             56,500          2,424
    General Growth Properties Inc. REIT                    14,600            432
Savings & Loan (1.6%)
    Washington Mutual, Inc.                                64,022          2,474
    Astoria Financial Corp.                                39,800          1,456
    Charter One Financial, Inc.                            28,400          1,255
    New York Community Bancorp, Inc.                       52,900          1,038
                                                                      ----------
                                                                         122,477
                                                                      ----------
Health Care (7.3%)
    Pfizer Inc.                                           167,512          5,742
    Merck & Co., Inc.                                     105,000          4,987
    Wyeth                                                 130,220          4,709
    Abbott Laboratories                                   103,700          4,227
    Baxter International, Inc.                            111,820          3,859
    Bristol-Myers Squibb Co.                               95,760          2,346
    GlaxoSmithKline PLC ADR                                24,474          1,015
    Johnson & Johnson                                      18,000          1,003
    Eli Lilly & Co.                                        14,100            986
                                                                      ----------
                                                                          28,874
                                                                      ----------
Integrated Oils (10.8%)
    ExxonMobil Corp.                                      247,909         11,010
    ConocoPhillips Co.                                     94,260          7,191
    ChevronTexaco Corp.                                    67,783          6,379
    Royal Dutch Petroleum Co. ADR                         115,900          5,989
    BP PLC ADR                                             85,696          4,591
    Shell Transport & Trading Co. ADR                      97,200          4,345
    Marathon Oil Corp.                                     35,600          1,347

VANGUARD VARIABLE INSURANCE FUNDEQUITY
INCOME PORTFOLIO

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value^
Equity Income Portfolio                                    Shares          (000)
--------------------------------------------------------------------------------
    Amerada Hess Corp.                                     15,200     $    1,204
    Unocal Corp.                                           15,900            604
                                                                      ----------
                                                                          42,660
                                                                      ----------
Other Energy (1.1%)
    Diamond Offshore Drilling, Inc.                        71,100          1,694
    Halliburton Co.                                        43,100          1,304
    Kerr-McGee Corp.                                       21,000          1,129
                                                                      ----------
                                                                           4,127
                                                                      ----------
Materials & Processing (9.7%)
    Alcoa Inc.                                            205,400          6,784
    E.I. du Pont de Nemours & Co.                         120,241          5,341
    Weyerhaeuser Co.                                       78,680          4,966
    Dow Chemical Co.                                       85,800          3,492
    PPG Industries, Inc.                                   40,500          2,531
    Nucor Corp.                                            30,900          2,372
    Archer-Daniels-Midland Co.                            126,300          2,119
    Air Products and Chemicals, Inc.                       34,400          1,804
    Eastman Chemical Co.                                   31,200          1,442
    Freeport-McMoRan Copper & Gold, Inc. Class B           42,700          1,416
    Temple-Inland Inc.                                     20,400          1,413
    Lyondell Chemical Co.                                  70,300          1,223
    Avery Dennison Corp.                                   17,300          1,107
    Sonoco Products Co.                                    41,100          1,048
    Lafarge North America Inc.                             11,200            485
    International Paper Co.                                10,600            474
                                                                      ----------
                                                                          38,017
                                                                      ----------
Producer Durables (4.5%)
    Caterpillar, Inc.                                     107,660          8,553
    Emerson Electric Co.                                  102,760          6,530
    The Boeing Co.                                         28,600          1,461
    Pitney Bowes, Inc.                                     25,000          1,106
                                                                      ----------
                                                                          17,650
                                                                      ----------
Technology (2.4%)
    Hewlett-Packard Co.                                   204,200          4,309
    Electronic Data Systems Corp.                         119,900          2,296
    Rockwell Automation, Inc.                              49,400          1,853
    Raytheon Co.                                           33,000          1,180
                                                                      ----------
                                                                           9,638
                                                                      ----------
Utilities (10.1%)
    SBC Communications Inc.                               203,766          4,941
    BellSouth Corp.                                       157,100          4,119
    Exelon Corp.                                          103,800          3,456
    Verizon Communications Inc.                            89,008          3,221
    FPL Group, Inc.                                        49,220          3,148
    Dominion Resources, Inc.                               47,325          2,985
    TXU Corp.                                              65,100          2,637
    Questar Corp.                                          61,600          2,380
    Duke Energy Corp.                                     102,900          2,088
    Sprint Corp.                                          118,300          2,082
    AT&T Corp.                                            125,600          1,838
    SCANA Corp.                                            41,000          1,491
    Pinnacle West Capital Corp.                            30,400          1,228
    DPL Inc.                                               60,500          1,175
    Kinder Morgan, Inc.                                    19,000          1,127
    ALLTEL Corp.                                           20,000          1,012
    NiSource, Inc.                                         41,700            860
    National Fuel Gas Co.                                   1,600             40
                                                                      ----------
                                                                          39,828
                                                                      ----------
Other (1.8%)
    General Electric Co.                                   76,100          2,466
    Honeywell International Inc.                           61,200          2,242
    Textron, Inc.                                          21,600        $ 1,282
    Teleflex Inc.                                          21,500          1,078
                                                                      ----------
                                                                           7,068
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $318,936)                                                          371,035
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (6.2%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
    Equity Receipts--
    Value Index                                             7,000            349

                                                             Face
                                                           Amount
                                                            (000)
                                                            -----
Federal National Mortgage Assn.
(2) 1.03%, 7/7/2004                                       $ 2,000          2,000
Repurchase Agreements
ABN AMRO, Inc.
    1.50%, 7/1/2004
    (Dated 6/30/2004, Repurchase
    Value $3,800,000, collateralized by
    Federal Home Loan Mortgage Corp.
    Discount Note, 1/10/2005)                               3,800          3,800
Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    1.46%, 7/1/2004--Note G                                 1,775          1,775
    1.47%, 7/1/2004                                        16,623         16,623
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
    (Cost $24,543)                                                        24,547
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
    (Cost $343,479)                                                      395,582
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                         809
Liabilities--Note G                                                      (2,293)
                                                                         (1,484)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 22,321,291 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                           $394,098
================================================================================
NET ASSET VALUE PER SHARE                                                 $17.66
================================================================================

^See Note A in Notes to Financial Statements.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.8% and 1.6%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

-------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------
                                              Amount            Per
                                               (000)          Share
-------------------------------------------------------------------
Paid-in Capital                             $325,067         $14.57
Undistributed Net Investment Income            4,997            .22
Accumulated Net Realized Gains                11,744            .53
Unrealized Appreciation
    Investment Securities                     52,103           2.33
    Futures Contracts                            187            .01
-------------------------------------------------------------------
NET ASSETS                                  $394,098         $17.66
===================================================================

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                         Equity Income Portfolio
                                                  Six Months Ended June 30, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
    Dividends                                                            $ 5,773
    Interest                                                                 107
    Security Lending                                                          11
--------------------------------------------------------------------------------
    Total Income                                                           5,891
--------------------------------------------------------------------------------
Expenses
    Investment Advisory Fees--Note B                                         157
    The Vanguard Group--Note C
        Management and Administrative                                        327
        Marketing and Distribution                                            21
    Custodian Fees                                                             3
    Shareholders' Reports                                                     13
--------------------------------------------------------------------------------
    Total Expenses                                                           521
    Expenses Paid Indirectly--Note D                                        (26)
--------------------------------------------------------------------------------
    Net Expenses                                                             495
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      5,396
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                            11,567
    Futures Contracts                                                        739
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  12,306
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
    Investment Securities                                                (6,530)
    Futures Contracts                                                      (293)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)                                                           (6,823)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                $10,879
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                   Equity Income Portfolio
                                                   -----------------------
                                              Six Months Ended        Year Ended
                                                 June 30, 2004     Dec. 31, 2003
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
    Net Investment Income                              $ 5,396           $ 8,812
    Realized Net Gain (Loss)                            12,306            44,398
    Change in Unrealized
        Appreciation (Depreciation)                    (6,823)            18,851
        Net Increase (Decrease) in Net Assets
           Resulting from Operations                    10,879            72,061
--------------------------------------------------------------------------------
Distributions
    Net Investment Income                              (8,858)           (7,998)
    Realized Capital Gain*                            (44,667)             (444)
--------------------------------------------------------------------------------
        Total Distributions                           (53,525)           (8,442)
--------------------------------------------------------------------------------
Capital Share Transactions1
    Issued                                              28,846            42,117
    Issued in Lieu of Cash Distributions                53,525             8,442
    Redeemed                                          (17,826)          (38,182)
--------------------------------------------------------------------------------
        Net Increase (Decrease) from
           Capital Share Transactions                   64,545            12,377
--------------------------------------------------------------------------------
    Total Increase (Decrease)                           21,899            75,996
--------------------------------------------------------------------------------
Net Assets
    Beginning of Period                                372,199           296,203
    End of Period                                     $394,098          $372,199
--------------------------------------------------------------------------------
1Shares Issued (Redeemed)
    Issued                                               1,555             2,321
    Issued in Lieu of Cash Distributions                 3,114               528
    Redeemed                                             (961)           (2,131)
--------------------------------------------------------------------------------
        Net Increase (Decrease)
           in Shares Outstanding                         3,708               718
================================================================================

*Includes fiscal 2004 and 2003 short-term gain distributions totaling $3,109,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUNDEQUITY
INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Equity Income Portfolio
----------------------------------------------------------------------------------------------
                                             Year Ended
                                             Oct. 1 to
For a Share Outstanding  Six Months Ended    December 31,  Dec. 31,   Year Ended September 30,
  Throughout Each Period    June 30, 2004    2003     2002    2001*     2001     2000     1999
----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period              $20.00  $16.55   $19.79   $19.30   $21.09   $21.10   $19.69
----------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                 .24    .470      .44      .10      .44      .58      .51
Net Realized and Unrealized
  Gain (Loss) on Investments          .26   3.455   (3.05)      .39    (.26)      .08     1.50
----------------------------------------------------------------------------------------------
Total from Investment Operations      .50   3.925   (2.61)      .49      .18      .66     2.01
----------------------------------------------------------------------------------------------
Distributions
Dividends from Net
  Investment Income                 (.47)  (.450)    (.54)       --    (.58)    (.52)    (.49)
Distributions from Realized
  Capital Gains                    (2.37)  (.025)    (.09)       --   (1.39)    (.15)    (.11)
----------------------------------------------------------------------------------------------
Total Distributions                (2.84)  (.475)    (.63)       --   (1.97)    (.67)    (.60)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period     $17.66  $20.00   $16.55   $19.79   $19.30   $21.09   $21.10
==============================================================================================
Total Return                        2.89%  24.44%  -13.76%    2.54%    0.78%    3.06%   10.36%
==============================================================================================
Ratios/Supplemental Data
Net Assets,
  End of Period (Millions)           $394    $372     $296     $348     $334     $322     $429
Ratio of Total Expenses
  to Average Net Assets           0.27%**   0.35%    0.37%  0.32%**    0.33%    0.31%    0.33%
Ratio of Net Investment Income
  to Average Net Assets           2.84%**   2.83%    2.45%  2.20%**    2.21%    2.44%    2.44%
Portfolio Turnover Rate             32%**     63%       5%       0%       1%       8%       6%
==============================================================================================

 *The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The portfolio uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The portfolio may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. Beginning July 1, 2004, the basic fee for Wellington Management Company, LLP, will be subject to quarterly adjustments based on performance relative to the Lipper Equity Income average.
The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $48,000 for the six months ended June 30, 2004.

For the six months ended June 30, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.08% of the portfolio’s average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $56,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2004, these arrangements reduced the portfolio’s expenses by $26,000 (an annual rate of 0.01% of average net assets).

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $52,103,000, consisting of unrealized gains of $58,550,000 on securities that had risen in value since their purchase and $6,447,000 in unrealized losses on securities that had fallen in value since their purchase.
At June 30, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                              (000)
                                                      Aggregate      Unrealized
                                          Number of  Settlement    Appreciation
Futures Contracts                    Long Contracts       Value  (Depreciation)
--------------------------------------------------------------------------------
E-mini S&P MidCap 400 Index                       5   $     304         $     2
S&P MidCap 400 Index                             13       3,954              75
E-mini S&P 500 Index                             20       1,140               4
S&P 500 Index                                    44      12,544             106
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the six months ended June 30, 2004, the portfolio purchased $62,613,000 of investment securities and sold $50,456,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at June 30, 2004, was $1,692,000, for which the portfolio held cash collateral of $1,775,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

VANGUARD® DIVERSIFIED VALUE PORTFOLIO

The Diversified Value Portfolio returned 7.0% during the first half of 2004, making the most of market sectors that performed strongly in the midst of a strengthening economy. The portfolio outperformed its benchmark and its peer group of funds, both of which showed gains closer to the broad market’s return of 3.9%. At the end of June, the Diversified Value Portfolio had a yield of 2.0%.

The table below shows the returns of your portfolio and its comparative standards over the past six months. Please note that portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

DODGING INTEREST RATE DAMAGE

Much of the portfolio’s lead over its performance yardsticks was attributable to the advisor’s success in treading lightly in sectors with below-market returns while selecting good performers within those sectors. Financial services is one example. This sector struggled during the half-year as interest rates rose across bond maturities, with sharper increases among shorter-term issues. Climbing rates typically crimp financial companies’ profit margins as their cost of funds rises. Yet the portfolio benefited by overweighting some of the sector’s strongest performers, including Allstate, J.P. Morgan Chase, and MGIC Investment, which insures mortgages for homeowners making low down payments.

-----------------------------------------------------------------------
Total Returns                                          Six Months Ended
                                                          June 30, 2004
-----------------------------------------------------------------------
Diversified Value Portfolio                                        7.0%
S&P 500/Barra Value Index                                           4.2
Average Multi-Cap Value Fund*                                       4.3
Dow Jones Wilshire 5000 Index                                       3.9
-----------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

The portfolio also held some excellent performers in the consumer discretionary sector, including Cendant, a diversified hospitality and services provider; cruise-line operator Carnival; and Service Corporation International, the world’s largest funeral-services company.

A final significant contribution to Diversified Value’s return came from its holdings in the integrated oils sector. With oil prices climbing—the result of a worldwide increase in demand, coupled with tightening supplies—many of the refiners, distributors, and marketers of oil-related products experienced surges in profits and stock prices. The advisor’s heavy weighting of this sector, and strong stock selection within it, added to the portfolio’s performance advantage.

BALANCE IS BEST IN THE LONG RUN

The stocks that lead market performance are a constantly changing cast—growth, value, small-capitalization, international, and so on. During strong periods for growth stocks, investors lose interest in dividend-paying stocks, the primary focus of your portfolio. When the market is retreating and investors feel more defensive, a recurring dividend can suddenly look very attractive.

Because it is impossible to foresee when market shifts will occur, we advise investors to maintain exposure to a combination of stock, bond, and money market investments that is appropriate to their unique financial circumstances. As an actively managed, relatively concentrated value investment, the Diversified Value Portfolio can play a role in such a plan.

Thank you for entrusting your assets to Vanguard.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

REPORT FROM THE ADVISOR

DIVERSIFIED VALUE PORTFOLIO

The Diversified Value Portfolio returned 7.0% for the six months ended June 30, 2004, while the S&P 500/Barra Value Index gained 4.2%.

THE INVESTMENT ENVIRONMENT

Equity returns in the first half of 2004 reflected both the robust improvement in corporate earnings and the expectation that our economy will not experience another year’s worth of expansion like that of the past 12 months. The strength in employment growth has not been a surprise; instead, it reflects increasing productivity and economic leverage in the ongoing recovery from the recession of 2000–2002. Nothing miraculous, just a return to normalcy. With interest rates beginning to move up and inflation low, we feel that high single-digit returns are about all that should be expected of the stock market in general. While this level is less than that experienced in the 1980s and 1990s, we would hope to improve on it by a focus on companies that have improving long-term fundamentals.

This portfolio is a pool of large-cap issues that sell at a 22% price/earnings discount to the S&P 500 Index and have a dividend yield 60% above the market’s.

OUR SUCCESSES

We had strong stock selection in the consumer discretionary sector, where good performers included Service Corporation International and Carnival; in the integrated oils group, where they included ConocoPhillips; and with out-of-favor names such as Tyco and Boeing. All are companies that combine a dramatically improving long-term outlook with better short-term earnings.

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks that have above-average dividend yields, below-average prices in relation to earnings, sales, and book value, and the prospect of above-average total return.

OUR SHORTFALLS

Our shortfalls included Tenet Healthcare, Bristol-Myers Squibb, Altria, Citigroup, and the utility Public Service Enterprises Group. All are companies where there is concern about intermediate profitability. We generally are not concerned, though we did eliminate Tenet because of weaker-than-expected divestiture proceeds, a substantially slower earnings-recovery picture, and a worrisome liquidity position.

OUR PORTFOLIO POSITIONING

The portfolio has significant concentrations in consumer staples, energy-related firms, and utilities. New positions include Anthem and WellPoint Health Networks, which are merging to form a growing $26 billion Blue Cross health provider with a quality balance sheet and market dominance in their territories.

Compared with the benchmark index, we are dramatically underweighted in technology and telecommunications services. We believe that our holdings should provide for good risk-adjusted returns.

James P. Barrow, PORTFOLIO MANAGER

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

JULY 19, 2004

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

PORTFOLIO PROFILE

DIVERSIFIED VALUE PORTFOLIO

As of June 30, 2004

---------------------------------------------------------------------------
Portfolio Characteristics
                                                Comparative           Broad
                                  Portfolio          Index*         Index**
Number of Stocks                         45             335           5,064
Median Market Cap                    $25.0B          $27.6B          $27.1B
Price/Earnings Ratio                  16.9x           17.2x           22.5x
Price/Book Ratio                       2.3x            2.1x            2.8x
Yield                                  2.0%            2.1%            1.6%
Return on Equity                      19.3%           15.4%           15.7%
Earnings Growth Rate                   8.2%            6.5%            6.7%
Foreign Holdings                       5.8%            0.0%            0.9%
Turnover Rate                          31%†              --              --
Expense Ratio                        0.43%†              --              --
Short-Term Reserves                      5%              --              --
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Volatility Measures
                                         Comparative                  Broad
                           Portfolio          Index*   Portfolio    Index**
R-Squared                       0.84            1.00        0.75       1.00
Beta                            0.81            1.00        0.84       1.00
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Sector Diversification (% of portfolio)
                                                 Comparative          Broad
                                 Portfolio            Index*        Index**
---------------------------------------------------------------------------
Auto & Transportation                   0%                3%             3%
Consumer Discretionary                  12                12             15
Consumer Staples                        13                 2              7
Financial Services                      24                37             23
Health Care                              8                 4             13
Integrated Oils                         14                 9              4
Other Energy                             1                 3              3
Materials & Processing                   4                 4              4
Producer Durables                        4                 4              4
Technology                               0                 7             14
Utilities                               10                12              6
Other                                    5                 3              4
Short-Term Reserves                     5%                --             --
---------------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)
ConocoPhillips Co.
(oil)                                                                  4.8%
Cendant Corp.
(commercial services)                                                   3.6
Bank of America Corp.
(banking)                                                               3.2
Occidental Petroleum Corp.
(oil)                                                                   3.2
Carnival Corp.
(consumer services)                                                     3.1
Tyco International Ltd.
(conglomerate)                                                          3.0
BP PLC ADR
(energy and utilities)                                                  3.0
Allstate Corp.
(insurance)                                                             3.0
ChevronTexaco Corp.
(energy and utilities)                                                  2.9
Altria Group, Inc.
(diversified products manufacturer)                                     2.9
---------------------------------------------------------------------------
Top Ten                                                               32.7%
---------------------------------------------------------------------------

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*S&P 500/Barra Value Index.
**Dow Jones Wilshire 5000 Index.
†Annualized.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

PERFORMANCE SUMMARY

DIVERSIFIED VALUE PORTFOLIO
As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns in this report do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

*Six months ended June 30, 2004.

Note: See Financial Highlights table for dividend information

-----------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004
                                                                    Since Inception
                                               One    Five   ----------------------------
                           Inception Date     Year   Years   Capital      Income    Total
-----------------------------------------------------------------------------------------
Diversified Value Portfolio      2/8/1999   22.06%   3.53%     3.50%       1.91%    5.41%
-----------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES

DIVERSIFIED VALUE PORTFOLIO
As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

------------------------------------------------------------------------------------
Six Months Ended June 30, 2004
                                        Beginning              Ending       Expenses
                                    Account Value       Account Value    Paid During
Diversified Value Portfolio            12/31/2003           6/30/2004        Period*
------------------------------------------------------------------------------------
Based on
Actual Portfolio Return                    $1,000              $1,070          $2.20
Based on
Hypothetical 5% Return                     $1,000              $1,048          $2.17
------------------------------------------------------------------------------------

*Expenses are equal to the portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

-----------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                                Average
                                                              Multi-Cap
                                           Portfolio         Value Fund
-----------------------------------------------------------------------
Diversified Value Portfolio                    0.43%             1.46%*
-----------------------------------------------------------------------

*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

FINANCIAL STATEMENTS (unaudited)
STATEMENT OF NET ASSETS

As of June 30, 2004

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value^
Diversified Value Portfolio                                 Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
--------------------------------------------------------------------------------
Consumer Discretionary (11.9%)
    Cendant Corp.                                          448,600    $   10,982
    Carnival Corp.                                         204,400         9,607
*   Service Corp. International                            838,800         6,182
*   Brinker International, Inc.                            164,200         5,602
    Mattel, Inc.                                           249,700         4,557
                                                                      ----------
                                                                          36,930
                                                                      ----------
Consumer Staples (12.7%)
    Altria Group, Inc.                                     178,300         8,924
    ConAgra Foods, Inc.                                    319,000         8,638
    Imperial Tobacco Group ADR                             194,500         8,531
    UST, Inc.                                              217,600         7,834
*   Dean Foods Co.                                         140,500         5,242
                                                                      ----------
                                                                          39,169
                                                                      ----------
Financial Services (24.7%)
    Banks--New York City (2.5%)
    J.P. Morgan Chase & Co.                                195,950         7,597
    Banks--Outside New York City (7.7%)
    Bank of America Corp.                                  117,400         9,934
    Wells Fargo & Co.                                      140,200         8,024
    PNC Financial Services Group                           107,400         5,701
    Diversified Financial Services(2.6%)
    Citigroup, Inc.                                        175,300         8,151
    Finance--Small Loan (2.5%)
    SLM Corp.                                              192,000         7,766
    Financial--Miscellaneous (1.1%)
    MGIC Investment Corp.                                   45,100         3,421
    Insurance--Multiline (3.0%)
    Allstate Corp.                                         197,800         9,208
    Insurance--Property-Casualty (1.5%)
    XL Capital Ltd. Class A                                 62,900         4,746
    Real Estate Investment Trust (1.7%)
    Equity Office Properties Trust REIT                    192,100         5,225
    Savings & Loan (2.1%)
    Washington Mutual, Inc.                                172,050         6,648
                                                                      ----------
                                                                          76,421
                                                                      ----------
Health Care (8.4%)
    Baxter International, Inc.                             221,400         7,640
    Schering-Plough Corp.                                  357,400         6,605
    Bristol-Myers Squibb Co.                               227,900         5,584
*   Anthem, Inc.                                            35,400         3,170
*   WellPoint Health Networks Inc. Class A                  26,900         3,013
                                                                      ----------
                                                                          26,012
                                                                      ----------
Integrated Oils (14.0%)
    ConocoPhillips Co.                                     195,672        14,928
    Occidental Petroleum Corp.                             203,400         9,847
    BP PLC ADR                                             174,312         9,338
    ChevronTexaco Corp.                                     95,900         9,025
                                                                      ----------
                                                                          43,138
                                                                      ----------
Other Energy (0.9%)
*   Reliant Energy, Inc.                                   253,415         2,744
Materials & Processing (4.4%)
    International Paper Co.                                117,600    $    5,257
    Lyondell Chemical Co.                                  256,200         4,455
    Weyerhaeuser Co.                                        46,000         2,904
    Crompton Corp.                                         136,300           859
                                                                      ----------
                                                                          13,475
                                                                      ----------
Producer Durables (4.2%)
    The Boeing Co.                                         170,800         8,726
    Emerson Electric Co.                                    67,500         4,290
                                                                      ----------
                                                                          13,016
                                                                      ----------
Utilities (10.3%)
    American Electric Power Co., Inc.                      240,240         7,688
    Duke Energy Corp.                                      315,000         6,391
    Verizon Communications Inc.                            143,760         5,203
    Entergy Corp.                                           84,600         4,738
    CenterPoint Energy Inc.                                381,000         4,381
    Public Service Enterprise Group, Inc.                   90,000         3,603
                                                                      ----------
                                                                          32,004
                                                                      ----------
Other (4.9%)
    Tyco International Ltd.                                282,100         9,349
    ITT Industries, Inc.                                    69,600         5,777
                                                                      ----------
                                                                          15,126
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $261,158)                                                          298,035
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

--------------------------------------------------------------------------------
                                                              Face        Market
                                                            Amount        Value^
Diversified Value Portfolio                                  (000)         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (5.4%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
1.47%, 7/1/2004
(Cost $16,641)                                             $16,641      $ 16,641
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.8%)
(Cost $277,799)                                                          314,676
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                         720
Liabilities                                                              (6,199)
                                                                      ----------
                                                                         (5,479)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 25,682,617 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                               $309,197
================================================================================
NET ASSET VALUE PER SHARE                                                 $12.04
================================================================================

^See Note A in Notes to Financial Statements.

*Non-income-producing security.

ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                            Amount           Per
                                                             (000)         Share
--------------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                           $285,164        $11.10
Undistributed Net Investment Income                          2,367           .09
Accumulated Net Realized Losses                           (15,211)         (.59)
Unrealized Appreciation                                     36,877          1.44
--------------------------------------------------------------------------------
NET ASSETS                                                $309,197        $12.04
================================================================================

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                     Diversified Value Portfolio
                                                  Six Months Ended June 30, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends                                                            $     3,400
Interest                                                                      64
--------------------------------------------------------------------------------
Total Income                                                               3,464
--------------------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B
Basic Fee                                                                    179
Performance Adjustment                                                        25
The Vanguard Group--Note C
Management and Administrative                                                348
Marketing and Distribution                                                    16
Custodian Fees                                                                 2
Shareholders' Reports                                                          9
--------------------------------------------------------------------------------
Total Expenses                                                               579
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      2,885
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON
INVESTMENT SECURITIES SOLD                                                   966
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES                                   14,415
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                $18,266
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                  Diversified Value Portfolio
                                                  ---------------------------
                                                Six Months Ended      Year Ended
                                                   June 30, 2004   Dec. 31, 2003
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                $     2,885    $      4,686
Realized Net Gain (Loss)                                     966         (4,860)
Change in Unrealized Appreciation
(Depreciation)                                            14,415          51,488
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                 18,266          51,314
--------------------------------------------------------------------------------
Distributions
Net Investment Income                                    (4,948)         (4,056)
Realized Capital Gain                                         --              --
--------------------------------------------------------------------------------
Total Distributions                                      (4,948)         (4,056)
--------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                    61,145          65,200
Issued in Lieu of Cash Distributions                       4,948           4,056
Redeemed                                                 (9,219)        (29,133)
--------------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                                56,874          40,123
--------------------------------------------------------------------------------
Total Increase (Decrease)                                 70,192          87,381
--------------------------------------------------------------------------------
Net Assets
Beginning of Period                                      239,005         151,624
--------------------------------------------------------------------------------
End of Period                                           $309,197        $239,005
================================================================================

1Shares Issued (Redeemed)
Issued                                                     5,194           6,552
Issued in Lieu of Cash Distributions                         423             464
Redeemed                                                   (784)         (3,056)
--------------------------------------------------------------------------------
Net Increase (Decrease) in
Shares Outstanding                                         4,833           3,960
================================================================================

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Diversified Value Portfolio

------------------------------------------------------------------------------------------------
                                              Year Ended   Oct. 1 to    Year Ended   Feb. 8** to
For a Share Outstanding  Six Months Ended    December 31,   Dec. 31,   September 30,   Sept. 30,
  Throughout Each Period    June 30, 2004    2003     2002     2001*     2001   2000      1999
------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period              $11.46  $ 8.98   $10.66    $10.16   $ 9.85  $9.31    $10.00
------------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                .12†    .25†      .23       .06      .16    .21       .11
Net Realized and Unrealized
  Gain (Loss) on Investments          .68    2.47   (1.71)       .44      .36    .45     (.80)
------------------------------------------------------------------------------------------------
Total from Investment Operations      .80    2.72   (1.48)       .50      .52    .66     (.69)
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net
  Investment Income                 (.22)   (.24)    (.20)        --    (.21)  (.12)        --
Distributions from Realized
  Capital Gains                        --      --       --        --       --     --        --
------------------------------------------------------------------------------------------------
Total Distributions                 (.22)   (.24)    (.20)        --    (.21)  (.12)        --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period     $12.04  $11.46   $ 8.98    $10.66   $10.16  $9.85    $ 9.31
================================================================================================

Total Return                        7.04%  31.12%  -14.24%     4.92%    5.42%  7.18%    -6.90%
================================================================================================

Ratios/Supplemental Data
Net Assets,
  End of Period (Millions)           $309   $239     $152      $174      $163    $47       $42
Ratio of Total Expenses to
  Average Net Assets††             0.43%‡  0.48%    0.50%    0.48%‡     0.45%   0.45%    0.37%‡
Ratio of Net Investment Income
  to Average Net Assets            2.13%‡  2.60%    2.33%    2.03%‡     2.19%  2.67%    2.38%‡
Portfolio Turnover Rate              31%‡    24%      27%        4%       29%    42%       18%
================================================================================================

 *The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Inception.
 †Calculated based on average shares outstanding.
††Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, 0.02%, 0.01%, 0.00%, (0.02)%, and 0.00%.
 ‡Annualized.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the Standard & Poor’s 500/Barra Value Index. For the six months ended June 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio’s average net assets before an increase of $25,000 (0.02%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $42,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2003, the portfolio had available realized losses of $16,177,000 to offset future net capital gains of $1,235,000 through December 31, 2008, $10,082,000 through December 31, 2010, $4,332,000 through December 31, 2011, and $528,000 through December 31, 2012. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2004; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $36,877,000, consisting of unrealized gains of $43,094,000 on securities that had risen in value since their purchase and $6,217,000 in unrealized losses on securities that had fallen in value since their purchase.

E.     During the six months ended June 30, 2004, the portfolio purchased $80,458,000 of investment securities and sold $34,069,000 of investment securities, other than temporary cash investments.

VANGUARD VARIABLE INSURANCE FUNDDIVERSIFIED
VALUE PORTFOLIO

VANGUARD® TOTAL STOCK MARKET INDEX PORTFOLIO

For the six months ended June 30, 2004, the Total Stock Market Index Portfolio gained 3.9%, in line with the return of its target benchmark and ahead of the 3.3% return of its average peer.

The portfolio is a “fund of funds,” investing 45% of assets in Vanguard® Total Stock Market Index Fund (which seeks to track the investment results of the broad-based Dow Jones Wilshire 5000 Composite Index); 42% in the Vanguard Variable Insurance Fund—Equity Index Portfolio (which seeks to track the performance of the large-capitalization Standard & Poor’s 500 Index); and 13% in Vanguard® Extended Market Index Fund (which seeks to track the performance of the Dow Jones Wilshire 4500

----------------------------------------------------------------------
Total Returns                                        Six Months Ended
                                                        June 30, 2004
----------------------------------------------------------------------
Total Stock Market Index Portfolio                               3.9%
Dow Jones Wilshire 5000 Index                                     3.9
Average Multi-Cap Core Fund*                                      3.3
----------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

Completion Index, made up primarily of mid- and small-cap stocks) as of June 30.

The adjacent table shows the returns of your portfolio and its comparative standards over the past six months. Please note that portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

ENERGY STOCKS SHONE; TECH STOCKS DID NOT

In the U.S. stock market, small-cap stocks generally outperformed their large-cap counterparts. But across all stocks, the best performers were those related to energy. These stocks benefited from increasing demand and rising prices for oil and its byproducts. Consumer-oriented stocks also booked solid gains, as an improving economic picture led to growth in consumer spending.

On the negative side, technology stocks—which had enjoyed a resurgence that lasted into the first quarter of 2004—were among the poorest performers of the half-year, as they were beset by strong global competition and perceptions that they were overvalued.

CHOOSE YOUR COURSE AND STICK TO IT

The financial markets can be very difficult to navigate. Indeed, their ups and downs can make the process of reaching your goals seem indirect at best. But, as we have advised investors for years, the most productive response to this uncertainty is to have reasonable expectations and maintain a balanced portfolio that meets your needs and risk tolerance. Over the long run, a prudent, balanced approach allows you to participate in the markets’ gains while cushioning the effects of the markets’ darker days.

The Total Stock Market Index Portfolio, with its low-cost, broad-based exposure to companies within the U.S. equity market, can serve as a valuable component of your balanced portfolio. We appreciate your ongoing confidence in Vanguard, and we thank you for entrusting your hard-earned money to us.

VANGUARD VARIABLE INSURANCE FUNDTOTAL
STOCK MARKET INDEX PORTFOLIO

PORTFOLIO PROFILE

TOTAL STOCK MARKET INDEX PORTFOLIO
As of June 30, 2004

--------------------------------------------------------------------
Portfolio Characteristics

Yield                                                          1.0%
Expense Ratio                                                    0%
Average Weighted Expense Ratio*                               0.18%
--------------------------------------------------------------------
*For underlying funds; annualized.

--------------------------------------------------------------------
Allocation to Underlying Funds
Vanguard Total Stock Market Index Fund                        45.0%
Vanguard Variable Insurance Fund--Equity Index                  42.2
Portfolio
Vanguard Extended Market Index Fund                            12.8
--------------------------------------------------------------------
Total                                                        100.0%
--------------------------------------------------------------------

Investment Focus

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUNDTOTAL
STOCK MARKET INDEX PORTFOLIO

PERFORMANCE SUMMARY

TOTAL STOCK MARKET INDEX PORTFOLIO
As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns(%) January 8, 2003-June 30, 2004

*Six months ended June 30, 2004.
Note: See Financial Highlights table for dividend and capital gains information.

----------------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004
                                                                       Since Inception
                                                                ------------------------------
                                                             One
                                        Inception Date      Year  Capital     Income    Total
----------------------------------------------------------------------------------------------
Total Stock Market Index Portfolio            1/8/2003    21.26%   21.06%      0.31%   21.37%
----------------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUNDTOTAL
STOCK MARKET INDEX PORTFOLIO

ABOUT YOUR PORTFOLIO’S EXPENSES

TOTAL STOCK MARKET INDEX PORTFOLIO
As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A typical fund’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the portfolio’s average weighted expense ratio, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs are calculated using the portfolio’s average weighted expense ratio.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during

--------------------------------------------------------------------------------------------
Six Months Ended June 30, 2004
                                         Beginning                 Ending          Expenses
Total Stock Market                   Account Value          Account Value       Paid During
Index Portfolio                         12/31/2003              6/30/2004           Period*
--------------------------------------------------------------------------------------------
Based on
Actual Portfolio Return                     $1,000                 $1,039             $0.91
Based on
Hypothetical 5% Return                      $1,000                 $1,049             $0.92
--------------------------------------------------------------------------------------------
*To derive expenses, the portfolio's average weighted expense ratio is annualized and multiplied by the average account value over the period; the result is multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

-------------------------------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                                                    Average
                                                                 Average          Multi-Cap
                                                 Portfolio      Weighted          Core Fund
                                                   Expense       Expense            Expense
                                                     Ratio        Ratio*              Ratio
-------------------------------------------------------------------------------------------
Total Stock Market
Index Portfolio                                      0.00%         0.18%            1.44%**
-------------------------------------------------------------------------------------------
*For underlying funds; annualized.
**Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUNDTOTAL
STOCK MARKET INDEX PORTFOLIO

FINANCIAL STATEMENTS (unaudited)
STATEMENT OF NET ASSETS

As of June 30, 2004

----------------------------------------------------------------------------------
                                                                           Market
                                                                           Value^
Total Stock Market Index Portfolio                          Shares          (000)
----------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.0%)
Vanguard Total Stock Market Index Fund
Investor Shares                                          3,364,235       $ 90,262
Vanguard Variable Insurance Fund--
Equity Index Portfolio                                   3,337,284         88,105
Vanguard Extended Market Index Fund
Investor Shares                                            947,774         26,794
Vanguard Total Stock Market Index Fund
VIPER(R)Shares                                               33,800          3,725
----------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
(Cost $188,576)                                                           208,886
----------------------------------------------------------------------------------
                                                              Face
                                                            Amount
                                                             (000)
----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT
----------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
1.47%, 7/1/2004
(Cost $22)                                                     $22             22
----------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
(Cost $188,598)                                                           208,908
----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
----------------------------------------------------------------------------------
Other Assets                                                                  390
Liabilities                                                                 (351)
                                                                               39
----------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------
Applicable to 7,911,496 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                                $208,947
==================================================================================
NET ASSET VALUE PER SHARE                                                  $26.41
==================================================================================
^See Note A in Notes to Financial Statements.

-------------------------------------------------------------------------------------
                                                                   Amount        Per
                                                                    (000)      Share
-------------------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------
Paid-in Capital                                                  $183,910     $23.25
Undistributed Net Investment Income                                 1,531        .19
Accumulated Net Realized Gains                                      3,196        .40
Unrealized Appreciation                                            20,310       2.57
-------------------------------------------------------------------------------------
NET ASSETS                                                       $208,947     $26.41
=====================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUNDTOTAL
STOCK MARKET INDEX PORTFOLIO

STATEMENT OF OPERATIONS

---------------------------------------------------------------------------------------
                                                    Total Stock Market Index Portfolio
                                                        Six Months Ended June 30, 2004
                                                                                 (000)
---------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Income Distributions Received                                                   $1,557
Interest                                                                             1
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                                                     1,558
---------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received                                              1,970
Investment Securities Sold                                                       1,260
---------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                         3,230
---------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES                                                         1,702
---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                       $6,490
=======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------
                                                              Total Stock Market
                                                                Index Portfolio
                                                   ------------------------------------------
                                                      Six Months Ended            Jan. 8* to
                                                         June 30, 2004         Dec. 31, 2003
                                                                 (000)                 (000)
                                                   ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                $           1,558                 $ 669
Realized Net Gain (Loss)                                         3,230                   662
Change in Unrealized Appreciation
(Depreciation)                                                   1,702                18,608
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                        6,490                19,939
---------------------------------------------------------------------------------------------
Distributions
Net Investment Income                                            (696)                    --
Realized Capital Gain**                                          (696)                    --
---------------------------------------------------------------------------------------------
Total Distributions                                            (1,392)                    --
---------------------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                          65,256               134,236
Issued in Lieu of Cash Distributions                             1,392                    --
Redeemed                                                      (12,806)               (4,168)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                                      53,842               130,068
---------------------------------------------------------------------------------------------
Total Increase (Decrease)                                       58,940               150,007
---------------------------------------------------------------------------------------------
Net Assets
Beginning of Period                                            150,007                    --
---------------------------------------------------------------------------------------------
End of Period                                                 $208,947              $150,007
=============================================================================================

1Shares Issued (Redeemed)
Issued                                                           2,501                 6,038
Issued in Lieu of Cash Distributions                                54                    --
Redeemed                                                         (501)                 (180)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Shares Outstanding                                               2,054                 5,858
=============================================================================================
*Inception.
**Includes fiscal 2004 short-term gain distributions of $682,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUNDTOTAL
STOCK MARKET INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------
Total Stock Market Index Portfolio

                                                         Six Months Ended    January 8* to
                                                                 June 30,     December 31,
For a Share Outstanding Throughout Each Period                       2004             2003
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $25.61           $20.00
-------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                                                 .18            .23**
Capital Gain Distributions Received                                   .24               --
Net Realized and Unrealized Gain (Loss) on Investments                .58             5.38
-------------------------------------------------------------------------------------------
Total from Investment Operations                                     1.00             5.61
-------------------------------------------------------------------------------------------
Distributions
Dividends from Net Investment Income                                (.10)               --
Distributions from Realized Capital Gains                           (.10)               --
-------------------------------------------------------------------------------------------
Total Distributions                                                 (.20)               --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $26.41           $25.61
===========================================================================================

Total Return                                                        3.93%           28.05%
===========================================================================================

Ratios/Supplemental Data
Net Assets, End of Period (Millions)                                 $209             $150
Ratio of Total Expenses to Average Net Assets--Note B                 0%+++            0%+++
Ratio of Net Investment Income to Average Net Assets               1.15%++          1.04%++
Portfolio Turnover Rate                                               8%++              7%
===========================================================================================
*Inception.
**Calculated based on average shares outstanding.
+The average weighted annualized expense ratio of the underlying funds was 0.18%.
++Annualized.

VANGUARD VARIABLE INSURANCE FUNDTOTAL
STOCK MARKET INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at each fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Temporary cash investments are valued at cost, which approximates market value.

2.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated by the savings realized by other Vanguard funds by virtue of the operation of the portfolio. Accordingly, all expenses incurred by the portfolio during the six months ended June 30, 2004, were reimbursed by Vanguard. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $20,310,000, consisting of unrealized gains of $20,327,000 on securities that had risen in value since their purchase and $17,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the six months ended June 30, 2004, the portfolio purchased $63,288,000 of investment securities and sold $6,975,000 of investment securities other than temporary cash investments.

VANGUARD VARIABLE INSURANCE FUNDTOTAL
STOCK MARKET INDEX PORTFOLIO

VANGUARD® EQUITY INDEX PORTFOLIO

During the six months ended June 30, 2004, the Equity Index Portfolio gained 3.4%. This result satisfied the portfolio’s objective of closely tracking the return of the Standard & Poor’s 500 Index.

The table below shows the returns of your portfolio and its comparative standards over the past six months. Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

RETURNS WERE REASONABLE IN A SUBDUED MARKET ENVIRONMENT

The large-capitalization stocks that dominate the S&P 500 Index turned in modest performances over the six-month period, reflecting a number of factors. The most significant concerns that the stocks faced were uncertainty regarding the effects of an improving U.S. economy and the prospect of inflation, which had not been a threat for several years.

Despite these concerns, virtually every corner of the large-cap part of the market—with the exception of hard-hit technology shares—showed at least moderate gains for the period. The best aggregate returns came

-----------------------------------------------------------
Total Returns                             Six Months Ended
                                              June 30,2004
-----------------------------------------------------------
Equity Index Portfolio                                3.4%
S&P 500 Index                                          3.4
Average Large-Cap Core Fund*                           2.0
-----------------------------------------------------------
*Derived from data provided by Lipper Inc.

from the “other energy” sector, where stock gains were fueled by increased demand and higher oil prices. The largest contribution to the Equity Index Portfolio’s return—accounting for nearly one-fifth of the period’s result—came from its consumer discretionary holdings, which include numerous restaurants, retailers, and entertainment purveyors. The integrated oils sector, though a rather small portion of the portfolio’s assets, also made a substantial contribution to total return because it significantly outperformed other sectors. Financial services stocks, which have a sizable impact on the portfolio’s return as a result of their large index weighting, had relatively poor returns, as many stocks in this economically sensitive sector suffered from the effects of rising interest rates.

CHOOSE YOUR COURSE AND STICK TO IT

The financial markets can be very difficult to navigate. Indeed, their ups and downs can make the process of reaching your goals seem indirect at best. But, as we have advised investors for years, the most productive response to this uncertainty is to have reasonable expectations and maintain a balanced portfolio that meets your needs and risk tolerance. Over the long run, a prudent, balanced approach allows you to participate in the markets’ gains while cushioning the effects of the markets’ darker days.

The Equity Index Portfolio, with its low-cost, broad-based exposure to companies within the U.S. equity market, can serve as a valuable component of your balanced portfolio. We appreciate your ongoing confidence in Vanguard, and we thank you for entrusting your hard-earned money to us.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

PORTFOLIO PROFILE

EQUITY INDEX PORTFOLIO
As of June 30, 2004

-------------------------------------------------------------
Portfolio Characteristics
                                             Target    Broad
                                 Portfolio   Index*  Index**
-------------------------------------------------------------
Number of Stocks                       505      500    5,064
Median Market Cap                   $51.7B   $51.7B   $27.1B
Price/Earnings Ratio                 20.6x    20.6x    22.5x
Price/Book Ratio                      3.0x     3.0x     2.8x
Yield                                 1.2%     1.7%     1.6%
Return on Equity                     21.0%    21.0%    15.7%
Earnings Growth Rate                  8.0%     8.0%     6.7%
Foreign Holdings                      0.0%     0.0%     0.9%
Turnover Rate                          5%+       --       --
Expense Ratio                       0.15%+       --       --
Short-Term Reserves                     0%       --       --
-------------------------------------------------------------

-------------------------------------------------------------------
Volatility Measures
                                       Target                Broad
                            Portfolio  Index*  Portfolio   Index**
-------------------------------------------------------------------
R-Squared                        1.00    1.00       0.99      1.00
Beta                             1.00    1.00       1.00      1.00
-------------------------------------------------------------------

---------------------------------------------------------------
Sector Diversification (% of portfolio)
                                              Target     Broad
                                  Portfolio   Index*   Index**
---------------------------------------------------------------
Auto & Transportation                    3%       3%        3%
Consumer Discretionary                   14       14        15
Consumer Staples                          8        8         7
Financial Services                       21       21        23
Health Care                              13       13        13
Integrated Oils                           5        5         4
Other Energy                              2        2         3
Materials & Processing                    3        3         4
Producer Durables                         4        4         4
Technology                               15       15        14
Utilities                                 7        7         6
Other                                     5        5         4
---------------------------------------------------------------

------------------------------------------------------------------------------------------------
Ten Largest Holdings (% of net assets)
General Electric Co.                                                                       3.2%
(conglomerate)
Microsoft Corp.                                                                             2.9
(software)
ExxonMobil Corp.                                                                            2.7
(oil)
Pfizer Inc.                                                                                 2.5
(pharmaceuticals)
Citigroup, Inc.                                                                             2.3
(banking)
Wal-Mart Stores, Inc.                                                                       2.1
(retail)
American International Group, Inc.                                                          1.7
(insurance)
Intel Corp.                                                                                 1.7
(electronics)
Bank of America Corp.                                                                       1.6
(banking)
Johnson & Johnson                                                                           1.5
(pharmaceuticals)
------------------------------------------------------------------------------------------------
Top Ten                                                                                   22.2%
------------------------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Investment Focus

*S&P 500 Index.
**Dow Jones Wilshire 5000 Index.
†Annualized.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

PERFORMANCE SUMMARY

EQUITY INDEX PORTFOLIO
As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) December 31, 1993–June 30, 2004

*Six months ended June 30, 2004.
Note: See Financial Highlights table for dividend and capital gains information.

---------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004
                                                                         Ten Years
                                                               ------------------------
                                                   One     Five
                           Inception Date         Year    Years Capital  Income   Total
---------------------------------------------------------------------------------------
Equity Index Portfolio          4/29/1991       18.93%   -2.25%  10.15%   1.60%  11.75%
---------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

ABOUT YOUR PORTFOLIO’S EXPENSES

EQUITY INDEX PORTFOLIO
As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during

----------------------------------------------------------------------------------
Six Months Ended June 30, 2004
                                    Beginning            Ending          Expenses
                                Account Value     Account Value       Paid During
Equity Index Portfolio             12/31/2003         6/30/2004           Period*
----------------------------------------------------------------------------------
Based on
Actual Portfolio Return                $1,000            $1,034             $0.76
Based on
Hypothetical 5% Return                 $1,000            $1,049             $0.76
----------------------------------------------------------------------------------
*Expenses are equal to the portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

------------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                                Average
                                                              Large-Cap
                                                Portfolio     Core Fund
------------------------------------------------------------------------
Equity Index Portfolio                              0.15%        1.44%*
------------------------------------------------------------------------
*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

FINANCIAL STATEMENTS (unaudited)
STATEMENT OF NET ASSETS

As of June 30, 2004

---------------------------------------------------------------------------------------
                                                                                 Market
                                                                                 Value^
Equity Index Portfolio                                  Shares                    (000)
---------------------------------------------------------------------------------------
COMMON STOCKS (99.7%)(1)
---------------------------------------------------------------------------------------
Auto & Transportation (2.6%)
       United Parcel Service, Inc.                     163,500      $           12,290
       Ford Motor Co.                                  265,615                   4,157
       General Motors Corp.                             81,824                   3,812
       FedEx Corp.                                      43,288                   3,536
       Harley-Davidson, Inc.                            42,800                   2,651
       Union Pacific Corp.                              37,698                   2,241
       Southwest Airlines Co.                          114,526                   1,921
       Burlington Northern Santa Fe Corp.               53,998                   1,894
       Norfolk Southern Corp.                           56,789                   1,506
       PACCAR, Inc.                                     25,573                   1,483
       CSX Corp.                                        31,208                   1,023
       Genuine Parts Co.                                25,269                   1,003
       Delphi Corp.                                     81,060                     866
       Dana Corp.                                       21,426                     420
*      Navistar International Corp.                     10,135                     393
       Cooper Tire & Rubber Co.                         10,548                     243
*      The Goodyear Tire & Rubber Co.                   25,449                     231
       Visteon Corp.                                    18,698                     218
*      Delta Air Lines, Inc.                            18,042                     128
                                                                     ------------------
                                                                                40,016
                                                                     ------------------
Consumer Discretionary (13.7%)
       Wal-Mart Stores, Inc.                           622,218                  32,828
*      Time Warner, Inc.                               661,433                  11,628
       Home Depot, Inc.                                322,462                  11,351
       Viacom Inc. Class B                             249,243                   8,903
*      eBay Inc.                                        95,286                   8,762
       The Walt Disney Co.                             297,730                   7,589
*      Yahoo! Inc.                                     195,300                   7,095
       Gillette Co.                                    145,556                   6,172
       Lowe's Cos., Inc.                               114,056                   5,994
       Target Corp.                                    132,432                   5,624
       Kimberly-Clark Corp.                             72,688                   4,789
       McDonald's Corp.                                182,586                   4,747
       Carnival Corp.                                   91,700                   4,310
       Cendant Corp.                                   148,284                   3,630
       Gannett Co., Inc.                                39,492                   3,351
       Clear Channel Communications, Inc.               89,310                   3,300
       The Gap, Inc.                                   130,879                   3,174
       Avon Products, Inc.                              68,376                   3,155
       NIKE, Inc. Class B                               38,380                   2,907
       Costco Wholesale Corp.                           66,582                   2,735
       Waste Management, Inc.                           84,461                   2,589
*      Starbucks Corp.                                  57,700                   2,509
       Best Buy Co., Inc.                               47,200                   2,395
*      Electronic Arts Inc.                             43,900                   2,395
*      Apollo Group, Inc. Class A                       25,700                   2,269
       Tribune Co.                                      47,654                   2,170
       Staples, Inc.                                    72,400                   2,122
       The McGraw-Hill Cos., Inc.                       27,568                   2,111
*      Kohl's Corp.                                     49,600                   2,097
       Omnicom Group Inc.                               27,500                   2,087
       International Game Technology                    50,800                   1,961
       TJX Cos., Inc.                                   71,988                   1,738
*      Bed Bath & Beyond, Inc.                          43,700                   1,680
       Marriott International, Inc. Class A             32,906                   1,641
*      Yum! Brands, Inc.                                42,160                   1,569
       J.C. Penney Co., Inc. (Holding Co.)              41,056                   1,550
*      Univision Communications Inc.                    46,900                   1,498
       Starwood Hotels & Resorts Worldwide, Inc.        30,000                   1,346
       Federated Department Stores, Inc.                26,200                   1,286
       Limited Brands, Inc.                             68,284                   1,277
       Cintas Corp.                                     24,800                   1,182
       Sears, Roebuck & Co.                             31,007                   1,171
       May Department Stores Co.                        42,204                   1,160
       Eastman Kodak Co.                                41,506                   1,120
       Mattel, Inc.                                     61,142                   1,116
       R.R. Donnelley & Sons Co.                        31,546                   1,042
       Hilton Hotels Corp.                              55,557                   1,037
*      AutoZone Inc.                                    12,100                     969
       New York Times Co. Class A                       21,664                     969
       Newell Rubbermaid, Inc.                          39,874                     937
       Dollar General Corp.                             47,650                     932
       Harrah's Entertainment, Inc.                     16,357                     885
       Nordstrom, Inc.                                  20,186                     860
*      Interpublic Group of Cos., Inc.                  60,662                     833
       Knight Ridder                                    11,336                     816
*      Office Depot, Inc.                               45,300                     811
       Tiffany & Co.                                    21,300                     785
       VF Corp.                                         15,860                     772
       Family Dollar Stores, Inc.                       24,800                     754
       Leggett & Platt, Inc.                            27,900                     745
       Robert Half International, Inc.                  24,800                     738
       Jones Apparel Group, Inc.                        18,200                     719
       Black & Decker Corp.                             11,512                     715
       Whirlpool Corp.                                  10,090                     692
       RadioShack Corp.                                 23,188                     664
*      AutoNation, Inc.                                 38,700                     662
       Alberto-Culver Co. Class B                       13,103                     657
*      Allied Waste Industries, Inc.                    45,900                     605
       Liz Claiborne, Inc.                              16,148                     581
       Wendy's International, Inc.                      16,541                     576
       Sabre Holdings Corp.                             20,103                     557
       The Stanley Works                                11,770                     536
       International Flavors & Fragrances, Inc.         13,707                     513
*      Toys R Us, Inc.                                  31,018                     494
       Hasbro, Inc.                                     25,600                     486
       Darden Restaurants Inc.                          23,250                     478
*      Monster Worldwide Inc.                           17,000                     437
       Meredith Corp.                                    7,222                     397
       Circuit City Stores, Inc.                        28,624                     371
*      Convergys Corp.                                  20,800                     320
       Reebok International Ltd.                         8,686                     313
       Snap-On Inc.                                      8,378                     281
       Maytag Corp.                                     11,378                     279
       Dillard's Inc.                                   12,206                     272
*      Big Lots Inc.                                    16,628                     240
       Viacom Inc. Class A                               2,112                      77
                                                                     ------------------
                                                                               211,890
                                                                     ------------------
Consumer Staples (7.7%)
       The Procter & Gamble Co.                        372,875                  20,299
       The Coca-Cola Co.                               353,362                  17,838
       Altria Group, Inc.                              297,469                  14,888
       PepsiCo, Inc.                                   247,584                  13,340
       Anheuser-Busch Cos., Inc.                       116,590                   6,296
       Walgreen Co.                                    148,612                   5,381
       Colgate-Palmolive Co.                            77,136                   4,509
       Sysco Corp.                                      92,960                   3,334
       Sara Lee Corp.                                  114,952                   2,643
       General Mills, Inc.                              54,734                   2,602
       Kellogg Co.                                      59,758                   2,501

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

---------------------------------------------------------------------------------------
                                                                                 Market
                                                                                 Value^
Equity Index Portfolio                                  Shares                    (000)
---------------------------------------------------------------------------------------
       CVS Corp.                                        57,804      $            2,429
       ConAgra Foods, Inc.                              76,902                   2,083
       Wm. Wrigley Jr. Co.                              32,658                   2,059
       H.J. Heinz Co.                                   51,211                   2,007
       Coca-Cola Enterprises, Inc.                      68,400                   1,983
*      The Kroger Co.                                  108,004                   1,966
       Hershey Foods Corp.                              37,780                   1,748
       The Clorox Co.                                   30,726                   1,652
*      Safeway, Inc.                                    64,700                   1,640
       Campbell Soup Co.                                59,574                   1,601
       Albertson's, Inc.                                53,256                   1,413
       The Pepsi Bottling Group, Inc.                   37,500                   1,145
       UST, Inc.                                        23,993                     864
       Brown-Forman Corp. Class B                       17,692                     854
       R.J. Reynolds Tobacco Holdings, Inc.             12,400                     838
       McCormick & Co., Inc.                            20,000                     680
       SuperValu Inc.                                   19,476                     596
       Adolph Coors Co. Class B                          5,405                     391
       Winn-Dixie Stores, Inc.                          20,026                     144
                                                                     ------------------
                                                                               119,724
                                                                     ------------------
Financial Services (21.4%)
       Citigroup, Inc.                                 750,268                  34,887
       American International Group, Inc.              378,336                  26,968
       Bank of America Corp.                           295,745                  25,026
       Wells Fargo & Co.                               244,790                  14,009
       J.P. Morgan Chase & Co.                         302,060                  11,711
       Fannie Mae                                      140,596                  10,033
       American Express Co.                            185,326                   9,522
       Wachovia Corp.                                  190,662                   8,484
       Morgan Stanley                                  159,418                   8,412
       Bank One Corp.                                  162,668                   8,296
       U.S. Bancorp                                    274,956                   7,578
       Merrill Lynch & Co., Inc.                       139,400                   7,525
       The Goldman Sachs Group, Inc.                    70,000                   6,591
       Freddie Mac                                      99,856                   6,321
       First Data Corp.                                126,536                   5,633
       Washington Mutual, Inc.                         125,384                   4,845
       MBNA Corp.                                      185,365                   4,781
       Allstate Corp.                                  101,916                   4,744
       Fifth Third Bancorp                              81,628                   4,390
       Metropolitan Life Insurance Co.                 109,600                   3,929
       St. Paul Travelers Cos., Inc.                    96,753                   3,922
       Automatic Data Processing, Inc.                  85,572                   3,584
       Prudential Financial, Inc.                       76,300                   3,546
       Marsh & McLennan Cos., Inc.                      75,870                   3,443
       National City Corp.                              95,856                   3,356
       The Bank of New York Co., Inc.                  112,796                   3,325
       Lehman Brothers Holdings, Inc.                   40,100                   3,018
       AFLAC Inc.                                       73,700                   3,008
       BB&T Corp.                                       81,343                   3,007
       The Hartford Financial Services Group Inc.       42,476                   2,920
       Countrywide Financial Corp.                      40,449                   2,842
       Progressive Corp. of Ohio                        31,500                   2,687
       SunTrust Banks, Inc.                             40,918                   2,659
       SLM Corp.                                        63,600                   2,573
       State Street Corp.                               48,700                   2,388
       Capital One Financial Corp.                      34,700                   2,373
       Golden West Financial Corp.                      22,078                   2,348
       PNC Financial Services Group                     40,887                   2,170
       Charles Schwab Corp.                            198,400                   1,907
       The Chubb Corp.                                  27,618                   1,883
       SouthTrust Corp.                                 48,000                   1,863
       Paychex, Inc.                                    54,925                   1,861
       Franklin Resources Corp.                         36,400                   1,823
       Mellon Financial Corp.                           61,720                   1,810
       KeyCorp                                          59,716                   1,785
       ACE Ltd.                                         41,200                   1,742
       Loews Corp.                                      27,000                   1,619
       The Principal Financial Group, Inc.              46,500                   1,617
       Equity Office Properties Trust REIT              58,500                   1,591
       Simon Property Group, Inc. REIT                  30,300                   1,558
       XL Capital Ltd. Class A                          20,100                   1,517
       M & T Bank Corp.                                 17,278                   1,508
       Charter One Financial, Inc.                      32,575                   1,440
       CIGNA Corp.                                      20,567                   1,415
       Moody's Corp.                                    21,834                   1,412
       Comerica, Inc.                                   25,250                   1,386
       Northern Trust Corp.                             32,108                   1,358
       Aon Corp.                                        45,700                   1,301
       AmSouth Bancorp                                  51,042                   1,300
       Bear Stearns Co., Inc.                           15,207                   1,282
       Marshall & Ilsley Corp.                          32,300                   1,263
       Lincoln National Corp.                           25,874                   1,223
       H & R Block, Inc.                                25,436                   1,213
       Equity Residential REIT                          40,600                   1,207
       MBIA, Inc.                                       21,050                   1,202
       Regions Financial Corp.                          32,000                   1,170
       Ambac Financial Group, Inc.                      15,650                   1,149
       Synovus Financial Corp.                          44,150                   1,118
*      Fiserv, Inc.                                     28,250                   1,099
*      SunGard Data Systems, Inc.                       42,000                   1,092
       MGIC Investment Corp.                            14,300                   1,085
       Cincinnati Financial Corp.                       24,350                   1,060
       Jefferson-Pilot Corp.                            20,385                   1,036
       North Fork Bancorp, Inc.                         25,100                     955
       T. Rowe Price Group Inc.                         18,400                     927
       Sovereign Bancorp, Inc.                          40,700                     899
       SAFECO Corp.                                     20,180                     888
       Torchmark Corp.                                  16,094                     866
       ProLogis REIT                                    26,300                     866
       Plum Creek Timber Co. Inc. REIT                  26,500                     863
       Union Planters Corp.                             27,550                     821
       First Horizon National Corp.                     17,900                     814
       Zions Bancorp                                    13,000                     799
       Huntington Bancshares Inc.                       33,251                     761
       UnumProvident Corp.                              43,023                     684
*      Providian Financial Corp.                        42,224                     619
*      E*TRADE Financial Corp.                          52,840                     589
       Janus Capital Group Inc.                         34,600                     571
       Dow Jones & Co., Inc.                            11,931                     538
       Equifax, Inc.                                    19,800                     490
       Federated Investors, Inc.                        15,600                     473
       Apartment Investment & Management Co.
       Class A REIT                                     13,500                     420
       Ryder System, Inc.                                9,515                     381
       Deluxe Corp.                                      7,149                     311
       Provident Financial Group, Inc.                   1,900                      75
                                                                     ------------------
                                                                               331,359
                                                                     ------------------
Health Care (13.2%)
       Pfizer Inc.                                   1,107,006                  37,948
       Johnson & Johnson                               430,665                  23,988
       Merck & Co., Inc.                               322,356                  15,312
       Eli Lilly & Co.                                 163,804                  11,452
*      Amgen, Inc.                                     184,472                  10,067
       Abbott Laboratories                             226,256                   9,222
       Medtronic, Inc.                                 175,852                   8,568
       Wyeth                                           193,400                   6,993
       Bristol-Myers Squibb Co.                        282,000                   6,909
       UnitedHealth Group Inc.                          89,344                   5,562
*      Boston Scientific Corp.                         121,068                   5,182

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

---------------------------------------------------------------------------------------
                                                                                 Market
                                                                                 Value^
Equity Index Portfolio                                  Shares                    (000)
---------------------------------------------------------------------------------------
      Cardinal Health, Inc.                             62,368       $            4,369
      Schering-Plough Corp.                            213,488                    3,945
      Stryker Corp.                                     58,000                    3,190
*     Zimmer Holdings, Inc.                             35,400                    3,122
*     Biogen Idec Inc.                                  49,250                    3,115
      Baxter International, Inc.                        89,142                    3,076
*     Forest Laboratories, Inc.                         53,600                    3,035
      HCA Inc.                                          70,357                    2,926
      Guidant Corp.                                     45,600                    2,548
*     WellPoint Health Networks Inc. Class A            22,500                    2,520
*     Caremark Rx, Inc.                                 66,576                    2,193
*     St. Jude Medical, Inc.                            25,476                    1,927
      Becton, Dickinson & Co.                           36,820                    1,907
      Aetna Inc.                                        22,175                    1,885
*     Anthem, Inc.                                      20,173                    1,807
      Allergan, Inc.                                    19,036                    1,704
      Biomet, Inc.                                      36,992                    1,644
*     Genzyme Corp.-General Division                    32,975                    1,561
*     Medco Health Solutions, Inc.                      39,265                    1,472
      McKesson Corp.                                    42,403                    1,456
*     Gilead Sciences, Inc.                             19,200                    1,286
      Quest Diagnostics, Inc.                           15,000                    1,274
*     Chiron Corp.                                      27,400                    1,223
      AmerisourceBergen Corp.                           16,400                      980
*     Express Scripts Inc.                              11,400                      903
*     Tenet Healthcare Corp.                            67,345                      903
      C.R. Bard, Inc.                                   15,266                      865
*     MedImmune Inc.                                    36,100                      845
      IMS Health, Inc.                                  33,959                      796
      Health Management Associates Class A              35,100                      787
      Mylan Laboratories, Inc.                          38,800                      786
*     Hospira, Inc.                                     22,565                      623
      Bausch & Lomb, Inc.                                7,616                      496
*     Watson Pharmaceuticals, Inc.                      15,800                      425
      Manor Care, Inc.                                  12,826                      419
*     Millipore Corp.                                    7,065                      398
*     King Pharmaceuticals, Inc.                        34,733                      398
*     Humana Inc.                                       23,500                      397
                                                                     ------------------
                                                                                204,409
                                                                     ------------------
Integrated Oils (4.6%)
      ExxonMobil Corp.                                 948,804                   42,136
      ChevronTexaco Corp.                              155,172                   14,603
      ConocoPhillips Co.                                99,483                    7,590
      Occidental Petroleum Corp.                        56,869                    2,753
      Marathon Oil Corp.                                50,219                    1,900
      Unocal Corp.                                      38,199                    1,452
      Amerada Hess Corp.                                12,978                    1,028
                                                                     ------------------
                                                                                 71,462
                                                                     ------------------
Other Energy (1.8%)
      Schlumberger Ltd.                                 85,426                    5,425
      Devon Energy Corp.                                34,724                    2,292
      Anadarko Petroleum Corp.                          36,666                    2,149
      Burlington Resources, Inc.                        57,722                    2,088
      Apache Corp.                                      47,334                    2,061
      Halliburton Co.                                   63,791                    1,930
      Baker Hughes, Inc.                                48,426                    1,823
      Valero Energy Corp.                               18,600                    1,372
*     Transocean Inc.                                   46,500                    1,346
      Kerr-McGee Corp.                                  21,758                    1,170
*     BJ Services Co.                                   23,300                    1,068
      EOG Resources, Inc.                               16,900                    1,009
*     Nabors Industries, Inc.                           21,600                      977
      Williams Cos., Inc.                               75,329                      896
*     Noble Corp.                                       19,500                      739
      El Paso Corp.                                     92,670                      730
      Sunoco, Inc.                                      10,905                      694
*     Rowan Cos., Inc.                                  15,331                      373
*     Calpine Corp.                                     60,308                      261
*     Dynegy, Inc.                                      54,900                      234
                                                                     ------------------
                                                                                 28,637
                                                                     ------------------
Materials & Processing (3.5%)
      E.I. du Pont de Nemours & Co.                    145,054                    6,443
      Dow Chemical Co.                                 135,813                    5,528
      Alcoa Inc.                                       126,076                    4,164
      International Paper Co.                           70,581                    3,155
      Newmont Mining Corp. (Holding Co.)                64,455                    2,498
      Weyerhaeuser Co.                                  34,914                    2,204
      Masco Corp.                                       63,758                    1,988
      Praxair, Inc.                                     47,242                    1,885
      Air Products & Chemicals, Inc.                    33,106                    1,736
      Archer-Daniels-Midland Co.                        94,194                    1,581
      PPG Industries, Inc.                              24,825                    1,551
      Monsanto Co.                                      38,637                    1,488
      Georgia Pacific Group                             36,999                    1,368
      Rohm & Haas Co.                                   32,501                    1,351
*     American Standard Cos., Inc.                      31,300                    1,262
      Ecolab, Inc.                                      37,452                    1,187
*     Phelps Dodge Corp.                                13,559                    1,051
      Avery Dennison Corp.                              16,010                    1,025
      Nucor Corp.                                       11,369                      873
      Sherwin-Williams Co.                              20,724                      861
      MeadWestvaco Corp.                                29,097                      855
      Freeport-McMoRan Copper & Gold, Inc. Class B      25,700                      852
      Vulcan Materials Co.                              14,800                      704
*     Sealed Air Corp.                                  12,345                      658
      Sigma-Aldrich Corp.                               10,038                      598
      Ball Corp.                                         8,192                      590
      Engelhard Corp.                                   17,933                      579
      United States Steel Corp.                         16,478                      579
      Fluor Corp.                                       12,042                      574
      Temple-Inland Inc.                                 8,101                      561
*     Pactiv Corp.                                      22,161                      553
      Ashland, Inc.                                     10,226                      540
      Eastman Chemical Co.                              11,294                      522
      Boise Cascade Corp.                               12,636                      476
      Bemis Co., Inc.                                   15,554                      439
      Louisiana-Pacific Corp.                           15,782                      373
      Worthington Industries, Inc.                      12,386                      254
      Allegheny Technologies Inc.                       11,866                      214
      Great Lakes Chemical Corp.                         7,325                      198
*     Hercules, Inc.                                    15,778                      192
                                                                     ------------------
                                                                                 53,510
                                                                     ------------------
Producer Durables (4.2%)
      United Technologies Corp.                         74,527                    6,818
      The Boeing Co.                                   122,293                    6,248
*     Applied Materials, Inc.                          244,576                    4,799
      Illinois Tool Works, Inc.                         44,893                    4,305
      Caterpillar, Inc.                                 49,566                    3,938
      Emerson Electric Co.                              61,180                    3,888
      Lockheed Martin Corp.                             64,896                    3,380
      Northrop Grumman Corp.                            52,294                    2,808
      Deere & Co.                                       36,038                    2,528
      Danaher Corp.                                     44,800                    2,323
*     Agilent Technologies, Inc.                        70,064                    2,051
*     Lexmark International, Inc.                       18,900                    1,824
      Ingersoll-Rand Co.                                25,200                    1,721
*     Xerox Corp.                                      116,394                    1,688
      Pitney Bowes, Inc.                                33,654                    1,489
*     KLA-Tencor Corp.                                  28,600                    1,412
      Dover Corp.                                       29,560                    1,244

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

---------------------------------------------------------------------------------------
                                                                                 Market
                                                                                 Value^
Equity Index Portfolio                                  Shares                    (000)
---------------------------------------------------------------------------------------
       Parker Hannifin Corp.                            17,342       $            1,031
       Pulte Homes, Inc.                                18,388                      957
       Molex, Inc.                                      27,450                      881
       Rockwell Collins, Inc.                           25,609                      853
*      Waters Corp.                                     17,300                      827
       Centex Corp.                                     17,928                      820
       Cooper Industries, Inc. Class A                  13,484                      801
       W.W. Grainger, Inc.                              13,160                      757
*      Thermo Electron Corp.                            23,900                      735
*      Novellus Systems, Inc.                           21,400                      673
*      Teradyne, Inc.                                   28,100                      638
       American Power Conversion Corp.                  29,000                      570
       Goodrich Corp.                                   16,958                      548
       Pall Corp.                                       18,056                      473
*      Andrew Corp.                                     23,324                      467
       KB HOME                                           6,765                      464
       Tektronix, Inc.                                  12,304                      419
       Cummins Inc.                                      6,199                      387
       Crane Co.                                         8,498                      267
       Thomas & Betts Corp.                              8,402                      229
*      Power-One, Inc.                                  12,100                      133
                                                                     ------------------
                                                                                 65,394
                                                                     ------------------
Technology (15.0%)
       Microsoft Corp.                               1,566,074                   44,727
       Intel Corp.                                     938,312                   25,897
*      Cisco Systems, Inc.                             980,932                   23,248
       International Business Machines Corp.           244,429                   21,546
*      Dell Inc.                                       365,989                   13,110
       Hewlett-Packard Co.                             442,333                    9,333
*      Oracle Corp.                                    753,624                    8,991
       QUALCOMM Inc.                                   117,500                    8,575
       Motorola, Inc.                                  340,053                    6,206
       Texas Instruments, Inc.                         251,068                    6,071
*      EMC Corp.                                       354,516                    4,041
       General Dynamics Corp.                           28,860                    2,866
*      Corning, Inc.                                   199,534                    2,606
       Analog Devices, Inc.                             54,500                    2,566
       Maxim Integrated Products, Inc.                  46,709                    2,449
       Computer Associates International, Inc.          85,099                    2,388
*      Lucent Technologies, Inc.                       623,030                    2,355
       Raytheon Co.                                     65,137                    2,330
*      Broadcom Corp.                                   45,665                    2,136
*      Sun Microsystems, Inc.                          483,500                    2,098
*      Symantec Corp.                                   45,400                    1,988
*      Apple Computer, Inc.                             55,083                    1,792
       Linear Technology Corp.                          45,000                    1,776
*      Veritas Software Corp.                           62,857                    1,741
       Xilinx, Inc.                                     50,300                    1,675
       Adobe Systems, Inc.                              34,600                    1,609
*      Micron Technology, Inc.                          88,394                    1,353
       Electronic Data Systems Corp.                    70,200                    1,344
*      Computer Sciences Corp.                          27,164                    1,261
*      Altera Corp.                                     54,500                    1,211
*      National Semiconductor Corp.                     51,966                    1,143
*      Network Appliance, Inc.                          50,400                    1,085
*      Intuit, Inc.                                     27,700                    1,069
*      Affiliated Computer Services, Inc. Class A       19,700                    1,043
*      Avaya Inc.                                       64,260                    1,015
       Rockwell Automation, Inc.                        26,909                    1,009
*      PeopleSoft, Inc.                                 52,900                      979
*      Solectron Corp.                                 139,400                      902
*      Advanced Micro Devices, Inc.                     51,232                      815
*      JDS Uniphase Corp.                              208,520                      790
*      Siebel Systems, Inc.                             72,800                      778
       Scientific-Atlanta, Inc.                         22,090                      762
*      Jabil Circuit, Inc.                              29,100                      733
       Autodesk, Inc.                                   16,520                      707
*      Sanmina-SCI Corp.                                75,435                      686
*      NCR Corp.                                        13,700                      679
*      Unisys Corp.                                     48,305                      670
*      Mercury Interactive Corp.                        13,400                      668
       Applera Corp.-Applied Biosystems Group           29,132                      634
*      BMC Software, Inc.                               32,183                      595
*      Comverse Technology, Inc.                        28,361                      566
*      Tellabs, Inc.                                    59,992                      524
*      Citrix Systems, Inc.                             24,700                      503
       Symbol Technologies, Inc.                        33,950                      500
*      NVIDIA Corp.                                     24,100                      494
*      Novell, Inc.                                     56,079                      471
*      LSI Logic Corp.                                  55,382                      422
       PerkinElmer, Inc.                                18,586                      372
*      Compuware Corp.                                  56,000                      370
*      PMC Sierra Inc.                                  25,600                      367
*      QLogic Corp.                                     13,400                      356
*      ADC Telecommunications, Inc.                    117,200                      333
*      CIENA Corp.                                      82,062                      305
*      Gateway, Inc.                                    53,800                      242
*      Applied Micro Circuits Corp.                     45,200                      240
*      Parametric Technology Corp.                      38,900                      195
                                                                     ------------------
                                                                                232,311
                                                                     ------------------
Utilities (6.7%)
       Verizon Communications Inc.                     401,840                   14,543
       SBC Communications Inc.                         480,446                   11,651
*      Comcast Corp. Class A                           297,894                    8,350
       BellSouth Corp.                                 266,108                    6,977
*      AT&T Wireless Services Inc.                     395,629                    5,665
*      Nextel Communications, Inc.                     161,000                    4,292
       Sprint Corp.                                    206,882                    3,641
       Exelon Corp.                                     96,088                    3,199
       Southern Co.                                    107,225                    3,126
       Dominion Resources, Inc.                         47,342                    2,986
       Duke Energy Corp.                               133,046                    2,700
       ALLTEL Corp.                                     44,696                    2,263
       TXU Corp.                                        47,174                    1,911
       Entergy Corp.                                    33,350                    1,868
       American Electric Power Co., Inc.                57,535                    1,841
       FirstEnergy Corp.                                47,988                    1,795
       FPL Group, Inc.                                  26,896                    1,720
*      PG&E Corp.                                       60,705                    1,696
       AT&T Corp.                                      115,431                    1,689
       Progress Energy, Inc.                            35,875                    1,580
       Consolidated Edison Inc.                         35,055                    1,394
       Public Service Enterprise Group, Inc.            34,268                    1,372
       Edison International                             47,394                    1,212
       Ameren Corp.                                     27,855                    1,197
       PPL Corp.                                        25,891                    1,188
       Sempra Energy                                    33,259                    1,145
       Kinder Morgan, Inc.                              18,000                    1,067
       DTE Energy Co.                                   25,186                    1,021
       Cinergy Corp.                                    26,073                      991
       Xcel Energy, Inc.                                57,753                      965
*      Qwest Communications International Inc.         258,321                      927
       Constellation Energy Group, Inc.                 24,451                      927
*      AES Corp.                                        92,281                      916
       KeySpan Corp.                                    23,200                      851
       NiSource, Inc.                                   38,172                      787
*      Comcast Corp. Special Class A                    27,389                      756
       CenturyTel, Inc.                                 20,050                      602
       Pinnacle West Capital Corp.                      13,200                      533

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

---------------------------------------------------------------------------------------
                                                                                 Market
                                                                                 Value^
Equity Index Portfolio                                  Shares                    (000)
---------------------------------------------------------------------------------------
       CenterPoint Energy Inc.                          44,486       $              512
*      Citizens Communications Co.                      41,700                      505
       TECO Energy, Inc.                                27,300                      327
*      Allegheny Energy, Inc.                           18,359                      283
       Peoples Energy Corp.                              5,385                      227
*      CMS Energy Corp.                                 23,700                      216
       NICOR Inc.                                        6,289                      214
                                                                     ------------------
                                                                                103,628
                                                                     ------------------
Other (5.3%)
       General Electric Co.                          1,531,237                   49,612
       3M Co.                                          113,418                   10,209
       Tyco International Ltd.                         290,946                    9,642
       Honeywell International Inc.                    124,567                    4,563
       Fortune Brands, Inc.                             21,139                    1,595
       Johnson Controls, Inc.                           27,672                    1,477
       Eaton Corp.                                      21,800                    1,411
       Textron, Inc.                                    19,920                    1,182
       ITT Industries, Inc.                             13,488                    1,120
       Brunswick Corp.                                  13,802                      563
                                                                     ------------------
                                                                                 81,374
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
       (Cost $1,271,006)                                                      1,543,714
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                   Face
                                                                 Amount
                                                                  (000)
---------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.3%)(1)
---------------------------------------------------------------------------------------
Federal National Mortgage Assn.
(2) 1.05%, 7/14/2004                                              $ 500            500
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
1.46%, 7/1/2004--Note E                                             887            887
1.47%, 7/1/2004                                                   2,419          2,419
---------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $3,806)                                                                    3,806
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100%)
(Cost $1,274,812)                                                            1,547,520
---------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------
Other Assets--Note B                                                              5,564
Liabilities--Note E                                                             (5,052)
                                                                                   512
---------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------
Applicable to 58,643,451 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                                   $1,548,032
=======================================================================================
NET ASSET VALUE PER SHARE                                                       $26.40
=======================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 99.9%
and 0.1%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Security segregated as initial margin for open
futures contracts.
REIT--Real Estate Investment Trust.

-----------------------------------------------------------------------------------
                                                      Amount                   Per
                                                       (000)                 Share
-----------------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------
Paid-in Capital                                   $1,240,565                $21.15
Undistributed Net Investment Income                    9,098                   .16
Accumulated Net Realized Gains                        25,644                   .44
Unrealized Appreciation
Investment Securities                                272,708                  4.65
Futures Contracts                                         17                    --
-----------------------------------------------------------------------------------
NET ASSETS                                        $1,548,032                $26.40
===================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------------------
                                                                     Equity Index Portfolio
                                                             Six Months Ended June 30, 2004
                                                                                      (000)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends                                                                          $ 12,155
Interest                                                                                 18
Security Lending                                                                          2
--------------------------------------------------------------------------------------------
Total Income                                                                         12,175
--------------------------------------------------------------------------------------------
Expenses
The Vanguard Group--Note B
Investment Advisory Services                                                             34
Management and Administrative                                                           948
Marketing and Distribution                                                              101
Custodian Fees                                                                           33
Shareholders' Reports                                                                    29
Trustees' Fees and Expenses                                                               1
--------------------------------------------------------------------------------------------
Total Expenses                                                                        1,146
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                11,029
--------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                                                           25,521
Futures Contracts                                                                       140
--------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                             25,661
--------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                                                12,681
Futures Contracts                                                                      (47)
--------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                     12,634
--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                           $49,324
============================================================================================

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------
                                                              Equity Index Portfolio
                                         ----------------------------------------------------
                                                   Six Months Ended               Year Ended
                                                      June 30, 2004            Dec. 31, 2003
                                                              (000)                    (000)
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                  $     11,029                  $19,076
Realized Net Gain (Loss)                                     25,661                   38,431
Change in Unrealized Appreciation
(Depreciation)                                               12,634                  252,291
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                    49,324                  309,798
---------------------------------------------------------------------------------------------
Distributions
Net Investment Income                                      (19,440)                 (15,831)
Realized Capital Gain*                                     (38,325)                 (31,662)
---------------------------------------------------------------------------------------------
Total Distributions                                        (57,765)                 (47,493)
---------------------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                      129,153                  349,941
Issued in Lieu of Cash Distributions                         57,765                   47,493
Redeemed                                                   (80,225)                (171,109)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                                  106,693                  226,325
---------------------------------------------------------------------------------------------
Total Increase (Decrease)                                    98,252                  488,630
---------------------------------------------------------------------------------------------
Net Assets
Beginning of Period                                       1,449,780                  961,150
---------------------------------------------------------------------------------------------
End of Period                                            $1,548,032               $1,449,780
=============================================================================================

1Shares Issued (Redeemed)
Issued                                                        4,865                   15,405
Issued in Lieu of Cash Distributions                          2,259                    2,247
Redeemed                                                    (3,040)                  (7,434)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Shares Outstanding                                            4,084                   10,218
=============================================================================================
*Includes fiscal 2004 and 2003 short-term gain distributions totaling $1,111,000 and $0,  respectively.  Short-term  gain  distributions  are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

Equity Index Portfolio
------------------------------------------------------------------------------------------------
                                         Six       Year Ended    Oct. 1 to          Year Ended
For a Share Outstanding         Months Ended       December 31,   Dec. 31,         September 30,
Throughout Each Period         June 30, 2004      2003    2002    2001*     2001    2000    1999
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  $26.57    $21.68  $29.91   $27.03   $37.64  $33.85  $26.94
------------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                    .19       .34    .330      .10      .36     .38     .37
Net Realized and Unrealized
 Gain (Loss) on Investments              .68      5.57 (6.445)     2.78  (10.23)    4.12    7.04
------------------------------------------------------------------------------------------------
Total from Investment Operations         .87      5.91 (6.115)     2.88   (9.87)    4.50    7.41
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net Investment Income   (.35)     (.34)  (.440)       --    (.39)   (.38)   (.37)
Distributions from Realized
 Capital Gains                         (.69)     (.68) (1.675)       --    (.35)   (.33)   (.13)
------------------------------------------------------------------------------------------------
Total Distributions                   (1.04)    (1.02) (2.115)       --    (.74)   (.71)   (.50)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $26.40    $26.57  $21.68   $29.91   $27.03  $37.64  $33.85
================================================================================================

Total Return                           3.40%    28.47% -22.11%   10.65%  -26.69%  13.43%  27.84%
================================================================================================

Ratios/Supplemental Data
Net Assets, End of Period (Millions)  $1,548    $1,450    $961   $1,225   $1,111  $1,507  $1,365
Ratio of Total Expenses
 to Average Net Assets               0.15%**     0.18%   0.18%  0.18%**    0.17%   0.16%   0.18%
Ratio of Net Investment Income
 to Average Net Assets               1.48%**     1.62%   1.43%  1.24%**    1.11%   1.01%   1.21%
Portfolio Turnover Rate                 5%**        6%     10%       3%       8%     11%      4%
================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m.Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

3.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities.Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Other: Dividend income is recorded on the ex-dividend date.

Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $220,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.22% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $272,708,000, consisting of unrealized gains of $391,548,000 on securities that had risen in value since their purchase and $118,840,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:

---------------------------------------------------------------------------------
                                                           (000)
                                           --------------------------------------
                                                  Aggregate           Unrealized
                                  Number of      Settlement         Appreciation
Futures Contracts            Long Contracts           Value       (Depreciation)
---------------------------------------------------------------------------------
S&P 500 Index                             5          $1,425                   $9
E-mini S&P 500 Index                     30           1,711                    8
---------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D.     During the six months ended June 30, 2004, the portfolio purchased $101,970,000 of investment securities and sold $40,909,000 of investment securities other than temporary cash investments.

E.     The market value of securities on loan to broker/dealers at June 30, 2004, was $805,000, for which the portfolio held cash collateral of $887,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

VANGUARD® MID-CAP INDEX PORTFOLIO

During the six months ended June 30, 2004, the Mid-Cap Index Portfolio gained 5.7%. The portfolio’s return closely tracked that of the MSCI US Mid Cap 450 Index, which incurs no operating or transaction costs. The portfolio bested its average peer fund by a small margin.

The table below shows the returns of your portfolio and its comparative standards over the past six months. Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

THE PORTFOLIO DELIVERED A RESPECTABLE RETURN AMID A GROWING ECONOMY

During the first half of the year, mid-capitalization stocks outpaced both the large-cap Standard &

---------------------------------------------------------
Total Returns                           Six Months Ended
                                           June 30, 2004
---------------------------------------------------------
Mid-Cap Index Portfolio                             5.7%
MSCI US Mid Cap 450 Index                            5.9
Average Mid-Cap Core Fund*                           5.6
---------------------------------------------------------
*Derived from data provided by Lipper Inc.

Poor’s 500 Index and the broad-market Dow Jones Wilshire 5000 Composite Index, but underperformed small-cap indexes Eleven of the Mid-Cap Index Portfolio’s 12 sectors turned in positive results; technology was the only sector in the red.

The leading contributors to the portfolio’s return were its consumer discretionary, “other energy,” and financial services holdings. These three sectors, which accounted for about 45% of assets on average, contributed about 3.4 percentage points of the 5.7% return. Consumer discretionary stocks rose on the heels of continuing strength in consumer spending. Stocks in the “other energy” category profited from rising demand and increasing energy prices. And although the returns of financial services stocks (the portfolio’s largest sector) were weakened by the effects of rising interest rates, their modest gains boosted the portfolio’s overall return.

CHOOSE YOUR COURSE AND STICK TO IT

The financial markets can be very difficult to navigate. Indeed, their ups and downs can make the process of reaching your goals seem indirect at best. But, as we have advised investors for years, the most productive response to this uncertainty is to have reasonable expectations and maintain a balanced portfolio that meets your needs and risk tolerance. Over the long run, a prudent, balanced approach allows you to participate in the markets’ gains while cushioning the effects of the markets’ darker days.

The Mid-Cap Index Portfolio, with its low-cost exposure to medium-sized companies within the U.S. equity market, can serve as a valuable component of your balanced portfolio. We appreciate your ongoing confidence in Vanguard, and we thank you for entrusting your hard-earned money to us.

Mid-Cap Index Portfolio

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

PORTFOLIO PROFILE

MID-CAP INDEX PORTFOLIO
As of June 30, 2004

-------------------------------------------------------------
Portfolio Characteristics
                                            Target     Broad
                                 Portfolio  Index*   Index**
-------------------------------------------------------------
Number of Stocks                       454     454     5,064
Median Market Cap                    $5.0B   $5.0B    $27.1B
Price/Earnings Ratio                 22.7x   22.7x     22.5x
Price/Book Ratio                      2.5x    2.5x      2.8x
Yield                                 0.8%    1.3%      1.6%
Return on Equity                     14.4%   14.4%     15.7%
Earnings Growth Rate                 10.5%   10.5%      6.7%
Foreign Holdings                      0.5%    0.5%      0.9%
Turnover Rate                         19%+      --        --
Expense Ratio                       0.24%+      --        --
Short-Term Reserves                     0%      --        --
-------------------------------------------------------------

------------------------------------------------------------------------------
Volatility Measures
                                          Spliced                       Broad
                             Portfolio    Index++   Portfolio         Index**
------------------------------------------------------------------------------
R-Squared                         1.00       1.00        0.88            1.00
Beta                              1.00       1.00        0.98            1.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Sector Diversification (% of portfolio)
                                                       Target           Broad
                                        Portfolio      Index*         Index**
------------------------------------------------------------------------------
Auto & Transportation                          3%          3%              3%
Consumer Discretionary                         19          19              15
Consumer Staples                                3           3               7
Financial Services                             22          22              23
Health Care                                     9           9              13
Integrated Oils                                 1           1               4
Other Energy                                    6           6               3
Materials & Processing                          7           7               4
Producer Durables                               6           6               4
Technology                                     14          14              14
Utilities                                       8           8               6
Other                                           2           2               4
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Ten Largest Holdings (% of net assets)
TXU Corp.                                                                                 0.7%
(electrical utilities)
Apple Computer, Inc.                                                                       0.7
(computer technology)
Xerox Corp.                                                                                0.6
(electronic business equipment)
J.C. Penney Co., Inc. (Holding Co.)                                                        0.6
(retail)
Monsanto Co.                                                                               0.6
(chemicals)
Medco Health Solutions, Inc.                                                               0.6
(health care)
CIGNA Corp.                                                                                0.5
(insurance)
PACCAR, Inc.                                                                               0.5
(automotive and transport)
Valero Energy Corp.                                                                        0.5
(energy and utilities)
Eaton Corp.                                                                                0.5
(manufacturing)
-----------------------------------------------------------------------------------------------
Top Ten                                                                                   5.8%
-----------------------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Investment Focus

*MSCI US Mid Cap 450 Index.
**Dow Jones Wilshire 5000 Index.
+ Annualized.
††S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

PERFORMANCE SUMMARY

MID-CAP INDEX PORTFOLIO
As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

FISCAL-YEAR RETURNS(%) FEBRUARY 9, 1999-JUNE 30, 2004

*S&P MidCap 400 Index until May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
**Six months ended June 30, 2004.
Note: See Financial Highlights table for dividend and capital gains information.

-----------------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004
                                                                        Since Inception
                                                                -------------------------------
                                                    One     Five
                                Inception Date     Year    Years   Capital     Income     Total
-----------------------------------------------------------------------------------------------
Mid-Cap Index Portfolio               2/9/1999   27.65%    8.85%    10.48%      0.75%    11.23%
-----------------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

ABOUT YOUR PORTFOLIO’S EXPENSES

MID-CAP INDEX PORTFOLIO
As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during

-------------------------------------------------------------------------------------------
Six Months Ended June 30, 2004
                                           Beginning               Ending         Expenses
                                       Account Value        Account Value      Paid During
Mid-Cap Index Portfolio                   12/31/2003            6/30/2004          Period*
-------------------------------------------------------------------------------------------
Based on
Actual Portfolio Return                       $1,000               $1,057            $1.23
Based on
Hypothetical 5% Return                        $1,000               $1,049            $1.22
-------------------------------------------------------------------------------------------
*Expenses are equal to the portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

--------------------------------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                                                    Average
                                                                                    Mid-Cap
                                                        Portfolio                 Core Fund
--------------------------------------------------------------------------------------------
Mid-Cap Index Portfolio                                     0.24%                    1.53%*
--------------------------------------------------------------------------------------------
*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

FINANCIAL STATEMENTS (unaudited)
STATEMENT OF NET ASSETS

As of June 30, 2004

----------------------------------------------------------------------------------------------
                                                                                       Market
                                                                                       Value^
Mid-Cap Index Portfolio                                        Shares                   (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (99.7%)(1)
----------------------------------------------------------------------------------------------
Auto & Transportation (2.8%)
       PACCAR, Inc.                                            41,190      $            2,389
       CSX Corp.                                               53,232                   1,744
       Genuine Parts Co.                                       43,074                   1,709
       Delphi Corp.                                           124,545                   1,330
       Expeditors International of Washington, Inc.            26,040                   1,287
       Lear Corp.                                              16,961                   1,001
       C.H. Robinson Worldwide, Inc.                           19,041                     873
       Dana Corp.                                              36,659                     719
       Gentex Corp.                                            18,080                     717
*      JetBlue Airways Corp.                                   17,600                     517
*      TRW Automotive Holdings Corp.                            7,300                     138
                                                                            -----------------
                                                                                       12,424
                                                                            -----------------
Consumer Discretionary (18.4%)
       J.C. Penney Co., Inc. (Holding Co.)                     67,524                   2,550
       Starwood Hotels & Resorts Worldwide, Inc.               50,479                   2,264
*      Coach, Inc.                                             46,152                   2,086
       R.R. Donnelley & Sons Co.                               50,745                   1,676
       Hilton Hotels Corp.                                     89,599                   1,672
       Estee Lauder Cos. Class A                               30,641                   1,495
       Harrah's Entertainment, Inc.                            27,493                   1,487
*      Interpublic Group of Cos., Inc.                        103,267                   1,418
       Knight Ridder                                           19,631                   1,413
       Harman International Industries, Inc.                   15,494                   1,410
       Dollar General Corp.                                    70,646                   1,382
*      Office Depot, Inc.                                      76,783                   1,375
       Tiffany & Co.                                           36,283                   1,337
       Jones Apparel Group, Inc.                               31,191                   1,231
       Black & Decker Corp.                                    19,441                   1,208
       Leggett & Platt, Inc.                                   45,023                   1,203
       Robert Half International, Inc.                         40,338                   1,201
*      VeriSign, Inc.                                          60,217                   1,198
       Whirlpool Corp.                                         17,009                   1,167
       Family Dollar Stores, Inc.                              38,279                   1,164
       PETsMART, Inc.                                          35,320                   1,146
*      Career Education Corp.                                  24,780                   1,129
*      XM Satellite Radio Holdings, Inc.                       41,115                   1,122
*      Liberty Media International Inc. Class A                30,099                   1,117
       Republic Services, Inc. Class A                         38,474                   1,113
       Manpower Inc.                                           21,640                   1,099
       RadioShack Corp.                                        38,051                   1,089
       Nordstrom, Inc.                                         25,473                   1,085
       CDW Corp.                                               16,670                   1,063
       VF Corp.                                                21,464                   1,045
*      Caesars Entertainment, Inc.                             67,914                   1,019
       Ross Stores, Inc.                                       37,385                   1,000
*      ChoicePoint Inc.                                        21,607                     987
       Liz Claiborne, Inc.                                     27,379                     985
*      Mohawk Industries, Inc.                                 13,223                     970
       Sabre Holdings Corp.                                    34,613                     959
       Mandalay Resort Group                                   13,701                     940
       Wendy's International, Inc.                             26,876                     936
       Michaels Stores, Inc.                                   16,821                     925
*      Chico's FAS, Inc.                                       20,481                     925
       Abercrombie & Fitch Co.                                 23,821                     923
       The Stanley Works                                       20,141                     918
       Fastenal Co.                                            15,981                     908
       ServiceMaster Co.                                       72,518                     893
*      Lamar Advertising Co. Class A                           20,599                     893
       Alberto-Culver Co. Class B                              17,468                     876
       Foot Locker, Inc.                                       35,355                     861
*      Sirius Satellite Radio, Inc.                           273,077                     841
*      Toys R Us, Inc.                                         52,685                     839
*      MGM Mirage, Inc.                                        17,650                     828
*      Williams-Sonoma, Inc.                                   24,661                     813
*      Brinker International, Inc.                             23,661                     807
*      AutoNation, Inc.                                        46,431                     794
       Darden Restaurants Inc.                                 38,607                     793
*      Fisher Scientific International Inc.                    13,375                     772
       Aramark Corp. Class B                                   25,950                     746
*      Dollar Tree Stores, Inc.                                27,065                     742
       Hasbro, Inc.                                            39,013                     741
       International Flavors & Fragrances, Inc.                19,729                     738
*      Iron Mountain, Inc.                                     14,881                     718
*      Kmart Holding Corp.                                      9,932                     713
       GTECH Holdings Corp.                                    14,565                     675
       Belo Corp. Class A                                      24,484                     657
       Outback Steakhouse                                      15,718                     650
       Circuit City Stores, Inc.                               49,315                     639
*      Allied Waste Industries, Inc.                           47,193                     622
       Viad Corp.                                              21,885                     591
*      Advance Auto Parts, Inc.                                12,740                     563
*      CarMax, Inc.                                            25,501                     558
*      Tech Data Corp.                                         14,030                     549
*      Convergys Corp.                                         35,262                     543
*      Corinthian Colleges, Inc.                               21,904                     542
       Meredith Corp.                                           9,449                     519
*      Rent-A-Center, Inc.                                     16,200                     485
*      The Cheesecake Factory                                  12,110                     482
       Maytag Corp.                                            19,420                     476
*      Westwood One, Inc.                                      19,402                     462
*      Pixar, Inc.                                              6,200                     431
       Polo Ralph Lauren Corp.                                 12,481                     430
       Reebok International Ltd.                               11,753                     423
*      Weight Watchers International, Inc.                     10,500                     411
       Saks Inc.                                               26,846                     403
*      Entercom Communications Corp.                           10,062                     375
       The McClatchy Co. Class A                                4,891                     343
       International Speedway Corp.                             6,988                     340
*      Radio One, Inc. Class D                                 14,905                     239
*      Hewitt Associates, Inc.                                  7,400                     203
*      Columbia Sportswear Co.                                  3,500                     191
*      Citadel Broadcasting Corp.                              12,900                     188
       Metro-Goldwyn-Mayer Inc.                                14,373                     174
*      Cox Radio, Inc.                                          9,657                     168
       Hearst-Argyle Television Inc.                            6,350                     164
       Regal Entertainment Group Class A                        8,402                     152
       Blockbuster Inc. Class A                                 8,980                     136
*      Radio One, Inc.                                          5,300                      85
                                                                            -----------------
                                                                                       81,617
                                                                            -----------------
Consumer Staples (3.1%)
       UST, Inc.                                               40,903                   1,473
*      Dean Foods Co.                                          38,787                   1,447
       Whole Foods Market, Inc.                                15,100                   1,441
       R.J. Reynolds Tobacco Holdings, Inc.                    21,077                   1,425
       Tyson Foods, Inc.                                       55,748                   1,168
       McCormick & Co., Inc.                                   30,135                   1,025
       SuperValu Inc.                                          33,201                   1,016
*      Constellation Brands, Inc. Class A                      23,191                     861
*      Smithfield Foods, Inc.                                  21,842                     642

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

---------------------------------------------------------------------------------------------
                                                                                      Market
                                                                                      Value^
Mid-Cap Index Portfolio                                       Shares                   (000)
---------------------------------------------------------------------------------------------
       J.M. Smucker Co.                                       13,629      $              626
       Hormel Foods Corp.                                     18,815                     585
*      Del Monte Foods Co.                                    48,900                     497
       Brown-Forman Corp. Class B                              9,600                     463
       Adolph Coors Co. Class B                                6,129                     443
       PepsiAmericas, Inc.                                    16,691                     355
       Carolina Group                                         14,240                     350
                                                                           -----------------
                                                                                      13,817
                                                                           -----------------
Financial Services (21.7%)
       CIGNA Corp.                                            34,827                   2,396
       CIT Group Inc.                                         52,375                   2,005
       MGIC Investment Corp.                                  24,452                   1,855
       Jefferson-Pilot Corp.                                  34,895                   1,773
       Sovereign Bancorp, Inc.                                75,795                   1,675
       National Commerce Financial Corp.                      48,162                   1,565
       Cincinnati Financial Corp.                             35,342                   1,538
       North Fork Bancorp, Inc.                               40,218                   1,530
       Synovus Financial Corp.                                59,718                   1,512
       General Growth Properties Inc. REIT                    51,133                   1,512
       Torchmark Corp.                                        27,757                   1,493
       Plum Creek Timber Co. Inc. REIT                        45,276                   1,475
       ProLogis REIT                                          44,748                   1,473
       SAFECO Corp.                                           32,634                   1,436
       Vornado Realty Trust REIT                              25,085                   1,433
       Legg Mason Inc.                                        15,631                   1,423
       T. Rowe Price Group Inc.                               27,999                   1,411
       Archstone-Smith Trust REIT                             48,030                   1,409
       Fidelity National Financial, Inc.                      36,787                   1,374
       Banknorth Group, Inc.                                  42,271                   1,373
       Popular, Inc.                                          31,254                   1,337
       First Horizon National Corp.                           29,122                   1,324
       Compass Bancshares Inc.                                30,230                   1,300
       Zions Bancorp                                          21,070                   1,295
       Boston Properties, Inc. REIT                           24,741                   1,239
       Huntington Bancshares Inc.                             53,754                   1,231
       Rouse Co. REIT                                         25,289                   1,201
       The Chicago Mercantile Exchange                         8,177                   1,181
       New York Community Bancorp, Inc.                       60,009                   1,178
       Kimco Realty Corp. REIT                                24,635                   1,121
       Radian Group, Inc.                                     23,318                   1,117
       Everest Re Group, Ltd.                                 13,876                   1,115
       UnumProvident Corp.                                    69,500                   1,105
       Duke Realty Corp. REIT                                 34,065                   1,084
*      Providian Financial Corp.                              71,727                   1,052
       Green Point Financial Corp.                            26,083                   1,035
       The PMI Group Inc.                                     23,583                   1,026
       Old Republic International Corp.                       42,518                   1,009
*      Host Marriott Corp. REIT                               81,291                   1,005
       Commerce Bancorp, Inc.                                 18,231                   1,003
       Avalonbay Communities, Inc. REIT                       17,595                     994
*      E*TRADE Financial Corp.                                86,378                     963
*      The Dun & Bradstreet Corp.                             17,681                     953
       Public Storage, Inc. REIT                              20,557                     946
       Mercantile Bankshares Corp.                            19,766                     925
       White Mountains Insurance Group Inc.                    1,794                     915
       TCF Financial Corp.                                    15,645                     908
       iStar Financial Inc. REIT                              22,550                     902
       Hibernia Corp. Class A                                 36,400                     885
       RenaissanceRe Holdings Ltd.                            15,679                     846
       Equifax, Inc.                                          34,068                     843
       Liberty Property Trust REIT                            20,670                     831
       W.R. Berkley Corp.                                     18,637                     800
*      DST Systems, Inc.                                      16,488                     793
       Doral Financial Corp.                                  22,650                     781
       Janus Capital Group Inc.                               47,327                     780
       Health Care Properties Investors REIT                  32,430                     780
       Allied Capital Corp.                                   31,770                     776
       Associated Banc-Corp.                                  25,904                     768
       PartnerRe Ltd.                                         13,250                     752
       Apartment Investment & Management Co.
       Class A REIT                                           23,127                     720
       Investors Financial Services Corp.                     16,260                     709
       AMB Property Corp. REIT                                20,129                     697
       Arthur J. Gallagher & Co.                              22,251                     678
       A.G. Edwards & Sons, Inc.                              19,813                     674
       City National Corp.                                    10,235                     672
       Hospitality Properties Trust REIT                      15,716                     665
       Commerce Bancshares, Inc.                              14,321                     658
*      Ameritrade Holding Corp.                               57,180                     649
       Astoria Financial Corp.                                17,501                     640
       Independence Community Bank Corp.                      17,550                     639
       Protective Life Corp.                                  16,228                     628
       Weingarten Realty Investors REIT                       19,960                     624
       Friedman, Billings, Ramsey Group, Inc. REIT            31,400                     621
       Brown & Brown, Inc.                                    14,365                     619
       Bank of Hawaii Corp.                                   13,576                     614
       Federated Investors, Inc.                              20,147                     611
*      Markel Corp.                                            2,199                     610
       Fulton Financial Corp.                                 30,240                     609
       Leucadia National Corp.                                12,228                     608
       Axis Capital Holdings Ltd.                             21,000                     588
       Valley National Bancorp                                23,122                     585
       Fair, Isaac, Inc.                                      17,236                     575
       New Plan Excel Realty Trust REIT                       24,561                     574
       Assurant, Inc.                                         21,442                     566
       SEI Corp.                                              19,423                     564
*      CheckFree Corp.                                        18,800                     564
       Hudson City Bancorp, Inc.                              16,383                     548
       Dow Jones & Co., Inc.                                  12,142                     548
       Wilmington Trust Corp.                                 14,671                     546
       Eaton Vance Corp.                                      14,245                     544
       Deluxe Corp.                                           12,352                     537
       Nationwide Financial Services, Inc.                    13,848                     521
       Unitrin, Inc.                                          11,797                     503
       Regency Centers Corp. REIT                             10,450                     448
       Transatlantic Holdings, Inc.                            5,152                     417
*      WellChoice Inc.                                         8,275                     343
       Mercury General Corp.                                   6,705                     333
       Erie Indemnity Co. Class A                              7,059                     330
       Montpelier Re Holdings Ltd.                             8,600                     301
       BlackRock, Inc.                                         4,558                     291
*      CapitalSource Inc.                                     10,370                     254
       Total System Services, Inc.                             9,556                     209
*      BOK Financial Corp.                                     5,201                     204
       Capitol Federal Financial                               5,367                     160
       Student Loan Corp.                                      1,000                     136
       Nuveen Investments, Inc. Class A                        4,173                     112
                                                                           -----------------
                                                                                      96,006
                                                                           -----------------
Health Care (9.2%)
*      Medco Health Solutions, Inc.                           67,010                   2,513
       Quest Diagnostics, Inc.                                20,523                   1,743
       AmerisourceBergen Corp.                                27,721                   1,657
*      Laboratory Corp. of America Holdings                   36,910                   1,465
       C.R. Bard, Inc.                                        25,732                   1,458
       IMS Health, Inc.                                       57,995                   1,359
*      Varian Medical Systems, Inc.                           17,001                   1,349
       Health Management Associates Class A                   60,030                   1,346
       Mylan Laboratories, Inc.                               66,196                   1,340
*      ImClone Systems, Inc.                                  14,974                   1,285
*      Express Scripts Inc.                                   15,320                   1,214

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

---------------------------------------------------------------------------------------------
                                                                                      Market
                                                                                      Value^
Mid-Cap Index Portfolio                                       Shares                   (000)
---------------------------------------------------------------------------------------------
*      Celgene Corp.                                          20,150      $            1,154
*      Sepracor Inc.                                          21,123                   1,117
       Oxford Health Plans, Inc.                              20,121                   1,107
       Omnicare, Inc.                                         25,531                   1,093
*      Hospira, Inc.                                          36,700                   1,013
*      Millennium Pharmaceuticals, Inc.                       71,301                     984
*      Patterson Dental Co.                                   12,731                     974
       Beckman Coulter, Inc.                                  15,441                     942
       DENTSPLY International Inc.                            17,900                     933
*      Coventry Health Care Inc.                              18,662                     913
*      Invitrogen Corp.                                       12,200                     878
*      IVAX Corp.                                             36,488                     875
       Bausch & Lomb, Inc.                                    12,965                     844
*      Lincare Holdings, Inc.                                 24,466                     804
*      Cephalon, Inc.                                         13,780                     744
*      Health Net Inc.                                        27,841                     738
       Manor Care, Inc.                                       22,080                     722
*      Barr Pharmaceuticals Inc.                              21,178                     714
*      Apogent Technologies Inc.                              21,871                     700
*      Triad Hospitals, Inc.                                  18,680                     695
*      Watson Pharmaceuticals, Inc.                           25,510                     686
*      Millipore Corp.                                        12,110                     683
*      King Pharmaceuticals, Inc.                             59,435                     681
*      WebMD Corp.                                            72,481                     676
*      Henry Schein, Inc.                                     10,250                     647
*      Humana Inc.                                            37,972                     642
       Universal Health Services Class B                      13,381                     614
*      Community Health Systems, Inc.                         19,407                     520
*      Kinetic Concepts, Inc.                                  9,900                     494
*      ICOS Corp.                                             14,760                     440
                                                                           -----------------
                                                                                      40,756
                                                                           -----------------
Integrated Oils (0.7%)
       Amerada Hess Corp.                                     20,037                   1,587
       Murphy Oil Corp.                                       20,478                   1,509
                                                                                       3,096
Other Energy (6.4%)
       Valero Energy Corp.                                    31,472                   2,321
*      BJ Services Co.                                        39,591                   1,815
       XTO Energy, Inc.                                       60,107                   1,791
       Kerr-McGee Corp.                                       33,185                   1,784
       EOG Resources, Inc.                                    28,710                   1,714
*      Nabors Industries, Inc.                                36,619                   1,656
       Williams Cos., Inc.                                   128,298                   1,527
*      Weatherford International Ltd.                         32,651                   1,469
*      Smith International, Inc.                              25,701                   1,433
       GlobalSantaFe Corp.                                    49,315                   1,307
*      Noble Corp.                                            33,209                   1,258
       El Paso Corp.                                         154,353                   1,216
       Sunoco, Inc.                                           18,749                   1,193
       ENSCO International, Inc.                              37,276                   1,085
       Pioneer Natural Resources Co.                          29,505                   1,035
       Equitable Resources, Inc.                              15,271                     790
       Pogo Producing Co.                                     15,014                     742
       Noble Energy, Inc.                                     13,291                     678
*      Cooper Cameron Corp.                                   13,301                     648
       Patterson-UTI Energy, Inc.                             19,270                     644
*      Rowan Cos., Inc.                                       26,090                     635
*      National-Oilwell, Inc.                                 20,051                     631
*      Pride International, Inc.                              28,421                     486
       Diamond Offshore Drilling, Inc.                        15,900                     379
                                                                           -----------------
                                                                                      28,237
                                                                           -----------------
Materials & Processing (7.2%)
       Monsanto Co.                                           65,693                   2,529
       Georgia Pacific Group                                  56,518                   2,090
*      American Standard Cos., Inc.                           45,786                   1,846
*      Phelps Dodge Corp.                                     22,984                   1,781
       Nucor Corp.                                            19,524                   1,499
       MeadWestvaco Corp.                                     49,691                   1,460
       Freeport-McMoRan Copper & Gold, Inc. Class B           43,785                   1,451
       Sherwin-Williams Co.                                   30,144                   1,252
       Smurfit-Stone Container Corp.                          62,118                   1,239
       Vulcan Materials Co.                                   23,952                   1,139
*      Sealed Air Corp.                                       21,180                   1,128
       Engelhard Corp.                                        30,734                     993
       United States Steel Corp.                              27,999                     983
       Fluor Corp.                                            20,546                     979
       Sigma-Aldrich Corp.                                    16,215                     967
       Ball Corp.                                             13,311                     959
*      Pactiv Corp.                                           37,992                     948
       Eastman Chemical Co.                                   19,158                     886
       Temple-Inland Inc.                                     12,230                     847
       Ashland, Inc.                                          15,490                     818
*      Energizer Holdings, Inc.                               18,065                     813
       Bemis Co., Inc.                                        25,044                     707
       Valspar Corp.                                          12,099                     610
       Lyondell Chemical Co.                                  34,635                     602
       Sonoco Products Co.                                    22,860                     583
       Bowater Inc.                                           13,651                     568
       The St. Joe Co.                                        13,125                     521
*      Jacobs Engineering Group Inc.                          13,095                     516
*      Owens-Illinois, Inc.                                   27,300                     458
       Packaging Corp. of America                             15,802                     378
       Lafarge North America Inc.                              7,660                     332
*      International Steel Group, Inc.                         4,800                     143
                                                                           -----------------
                                                                                      32,025
                                                                           -----------------
Producer Durables (6.4%)
*      Xerox Corp.                                           197,158                   2,859
       Parker Hannifin Corp.                                  29,495                   1,754
       D. R. Horton, Inc.                                     51,774                   1,470
       Rockwell Collins, Inc.                                 44,118                   1,470
*      Waters Corp.                                           29,501                   1,410
       Centex Corp.                                           30,716                   1,405
       Pulte Homes, Inc.                                      26,396                   1,373
       Cooper Industries, Inc. Class A                        23,018                   1,367
*      Thermo Electron Corp.                                  40,956                   1,259
*      Novellus Systems, Inc.                                 37,880                   1,191
       Lennar Corp. Class A                                   25,582                   1,144
       W.W. Grainger, Inc.                                    19,143                   1,101
*      Teradyne, Inc.                                         47,892                   1,087
       Diebold, Inc.                                          18,073                     956
       Goodrich Corp.                                         27,620                     893
*      LAM Research Corp.                                     32,890                     881
       American Power Conversion Corp.                        41,938                     824
       Pall Corp.                                             31,107                     815
       Tektronix, Inc.                                        20,971                     713
       KB HOME                                                 9,859                     677
*      NVR, Inc.                                               1,326                     642
       Molex, Inc.                                            19,958                     640
*      Alliant Techsystems, Inc.                               9,552                     605
       Hubbell Inc. Class B                                   12,536                     586
       Garmin Ltd.                                            14,701                     545
       Molex, Inc. Class A                                    16,068                     438
       Lennar Corp. Class B                                    4,820                     200
                                                                           -----------------
                                                                                      28,305
                                                                           -----------------
Technology (13.8%)
*      Apple Computer, Inc.                                   90,950                   2,960
*      Computer Sciences Corp.                                46,373                   2,153
*      Flextronics International Ltd.                        130,656                   2,084
*      Altera Corp.                                           92,932                   2,065
*      National Semiconductor Corp.                           88,034                   1,936

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

---------------------------------------------------------------------------------------------
                                                                                      Market
                                                                                      Value^
Mid-Cap Index Portfolio                                       Shares                   (000)
---------------------------------------------------------------------------------------------
*      Network Appliance, Inc.                                81,675      $            1,758
       Rockwell Automation, Inc.                              46,218                   1,734
       L-3 Communications Holdings, Inc.                      24,771                   1,655
*      Avaya Inc.                                            103,005                   1,626
       Microchip Technology, Inc.                             51,443                   1,623
*      Advanced Micro Devices, Inc.                           86,933                   1,382
*      Solectron Corp.                                       211,002                   1,365
       Scientific-Atlanta, Inc.                               37,751                   1,302
*      JDS Uniphase Corp.                                    339,233                   1,286
*      Siebel Systems, Inc.                                  116,933                   1,249
*      Marvell Technology Group Ltd.                          45,038                   1,203
       Autodesk, Inc.                                         27,876                   1,193
*      NCR Corp.                                              23,563                   1,168
*      Sanmina-SCI Corp.                                     127,578                   1,161
*      Unisys Corp.                                           82,123                   1,140
*      Mercury Interactive Corp.                              22,640                   1,128
       Applera Corp.-Applied Biosystems Group                 50,969                   1,109
*      Synopsys, Inc.                                         38,245                   1,087
*      BMC Software, Inc.                                     55,627                   1,029
*      Jabil Circuit, Inc.                                    39,482                     994
*      Comverse Technology, Inc.                              47,636                     950
*      Cadence Design Systems, Inc.                           64,885                     949
*      Zebra Technologies Corp. Class A                       10,618                     924
*      SanDisk Corp.                                          39,787                     863
*      Tellabs, Inc.                                          97,305                     850
*      Red Hat, Inc.                                          36,761                     844
       Symbol Technologies, Inc.                              57,041                     841
       Harris Corp.                                           16,547                     840
*      Citrix Systems, Inc.                                   41,215                     839
*      Ceridian Corp.                                         36,881                     830
*      Storage Technology Corp.                               27,773                     805
*      Novell, Inc.                                           94,700                     795
*      BEA Systems, Inc.                                      95,020                     781
*      NVIDIA Corp.                                           37,975                     778
*      UTStarcom, Inc.                                        24,602                     744
*      Network Associates, Inc.                               40,271                     730
*      LSI Logic Corp.                                        94,073                     717
       Intersil Corp.                                         32,808                     711
*      Vishay Intertechnology, Inc.                           35,871                     666
*      Amphenol Corp.                                         19,682                     656
*      Agere Systems Inc. Class A                            281,660                     648
       Seagate Technology                                     44,600                     644
*      Compuware Corp.                                        94,851                     626
*      PMC Sierra Inc.                                        43,400                     623
*      QLogic Corp.                                           23,400                     622
*      3Com Corp.                                             94,150                     588
*      ADC Telecommunications, Inc.                          198,850                     565
*      CIENA Corp.                                           121,017                     450
*      Conexant Systems, Inc.                                101,581                     440
       National Instruments Corp.                             13,453                     412
*      Ingram Micro, Inc. Class A                             28,200                     408
*      Fairchild Semiconductor International, Inc.            24,901                     408
*      Foundry Networks, Inc.                                 28,100                     395
*      Agere Systems Inc. Class B                            140,200                     301
       AVX Corp.                                              14,870                     215
                                                                           -----------------
                                                                                      60,848
                                                                           -----------------
Utilities (7.9%)
       TXU Corp.                                              76,055                   3,081
       PPL Corp.                                              43,981                   2,019
       Edison International                                   72,523                   1,854
       Sempra Energy                                          50,549                   1,740
       Xcel Energy, Inc.                                      98,430                   1,645
       Constellation Energy Group, Inc.                       42,552                   1,613
       Cinergy Corp.                                          41,886                   1,592
*      AES Corp.                                             147,610                   1,466
       Kinder Morgan, Inc.                                    24,488                   1,452
       KeySpan Corp.                                          39,533                   1,451
       NiSource, Inc.                                         64,808                   1,336
*      NTL Inc.                                               19,170                   1,105
*      Cablevision Systems NY Group Class A                   54,195                   1,065
       CenturyTel, Inc.                                       33,371                   1,002
       Wisconsin Energy Corp.                                 29,273                     955
       SCANA Corp.                                            25,972                     945
       Pinnacle West Capital Corp.                            22,558                     911
       Telephone & Data Systems, Inc.                         12,577                     895
       Energy East Corp.                                      36,178                     877
*      Citizens Communications Co.                            66,949                     810
       Questar Corp.                                          20,662                     798
       CenterPoint Energy Inc.                                68,077                     783
       Pepco Holdings, Inc.                                   42,391                     775
*      UnitedGlobalCom Inc. Class A                           90,789                     659
       NSTAR                                                  13,063                     625
       MDU Resources Group, Inc.                              25,858                     621
       Northeast Utilities                                    31,443                     612
       DPL Inc.                                               31,202                     606
       TECO Energy, Inc.                                      46,352                     556
       Puget Energy, Inc.                                     24,442                     536
*      Level 3 Communications, Inc.                          108,014                     383
*      U.S. Cellular Corp.                                     3,850                     148
                                                                           -----------------
                                                                                      34,916
                                                                           -----------------
Other (2.1%)
       Eaton Corp.                                            35,673                   2,309
       Textron, Inc.                                          30,641                   1,819
       ITT Industries, Inc.                                   20,593                   1,709
       Brunswick Corp.                                        22,008                     898
       SPX Corp.                                              18,336                     852
       Hillenbrand Industries, Inc.                           13,759                     832
       Allete, Inc.                                           19,561                     651
                                                                           -----------------
                                                                                       9,070
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
       (Cost $371,700)                                                               441,117
--------------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

----------------------------------------------------------------------------------------------
                                                                 Face                  Market
                                                               Amount                  Value^
Mid-Cap Index Portfolio                                         (000)                   (000)
----------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.2%)(1)
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn.
(2)1.03%, 7/7/2004                                              $ 100$                    100
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
1.46%, 7/1/2004--Note E                                         3,165                   3,165
1.47%, 7/1/2004                                                 1,988                   1,988
----------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $5,253)                                                                           5,253
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
(Cost $376,953)                                                                       446,370
----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
Other Assets--Note B                                                                     2,062
Liabilities--Note E                                                                    (5,862)
                                                                                      (3,800)
----------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------
Applicable to 30,948,343 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                                            $442,570
==============================================================================================
NET ASSET VALUE PER SHARE                                                              $14.30
==============================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 100.1%
and 0.8%, respectively, of net assets. See Note C in          Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

---------------------------------------------------------------------------------------
                                                                Amount             Per
                                                                 (000)           Share
---------------------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------
Paid-in Capital                                               $398,365          $12.87
Undistributed Net Investment Income                              1,868             .06
Accumulated Net Realized Losses                               (27,122)           (.87)
Unrealized Appreciation
Investment Securities                                           69,417            2.24
Futures Contracts                                                   42              --
---------------------------------------------------------------------------------------
NET ASSETS                                                    $442,570          $14.30
=======================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

STATEMENT OF OPERATIONS

-------------------------------------------------------------------------------------
                                                             Mid-Cap Index Portfolio
                                                      Six Months Ended June 30, 2004
                                                                               (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends                                                                    $ 2,839
Interest                                                                          12
Security Lending                                                                  31
-------------------------------------------------------------------------------------
Total Income                                                                   2,882
-------------------------------------------------------------------------------------
Expenses
The Vanguard Group--Note B
Investment Advisory Services                                                      34
Management and Administrative                                                    380
Marketing and Distribution                                                        29
Custodian Fees                                                                    42
Shareholders' Reports                                                             12
-------------------------------------------------------------------------------------
Total Expenses                                                                   497
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          2,385
-------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                                                     7,573
Futures Contracts                                                                 71
-------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                       7,644
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
-------------------------------------------------------------------------------------
Investment Securities                                                         12,954
Futures Contracts                                                                 22
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              12,976
-------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                    $23,005
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------
                                                        Mid-Cap Index Portfolio
                                                   ---------------------------------------
                                                    Six Months Ended           Year Ended
                                                       June 30, 2004        Dec. 31, 2003
                                                               (000)                (000)
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                        $ 2,385              $ 3,568
Realized Net Gain (Loss)                                       7,644             (34,934)
Change in Unrealized Appreciation
(Depreciation)                                                12,976              125,023
------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                              23,005               93,657
------------------------------------------------------------------------------------------
Distributions
Net Investment Income                                        (3,628)              (2,500)
Realized Capital Gain                                             --              (8,000)
------------------------------------------------------------------------------------------
Total Distributions                                          (3,628)             (10,500)
------------------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                        55,052               91,457
Issued in Lieu of Cash Distributions                           3,628               10,500
Redeemed                                                    (29,771)             (55,092)
------------------------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                                    28,909               46,865
------------------------------------------------------------------------------------------
Total Increase (Decrease)                                     48,286              130,022
------------------------------------------------------------------------------------------
Net Assets
Beginning of Period                                          394,284              264,262
------------------------------------------------------------------------------------------
End of Period                                               $442,570             $394,284
==========================================================================================

1Shares Issued (Redeemed)
Issued                                                         3,925                7,913
Issued in Lieu of Cash Distributions                             262                1,045
Redeemed                                                     (2,146)              (4,986)
------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Shares Outstanding                                             2,041                3,972
==========================================================================================

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

Mid-Cap Index Portfolio
------------------------------------------------------------------------------------------------
                                         Six      Year Ended    Oct. 1 to   Year Ended  Feb8* to
For a Share Outstanding         Months Ended     December 31,    Dec. 31, September 30, Sept.30,
Throughout Each Period         June 30, 2004     2003    2002      2001*   2001    2000    1999
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  $13.64    $10.60 $13.23     $11.21 $14.97  $10.65   $10.00
Investment Operations
Net Investment Income                    .07       .13    .08        .02    .09     .08      .04
Net Realized and Unrealized
Gain (Loss) on Investments               .71      3.33 (1.85)       2.00 (2.77)    4.49      .61
------------------------------------------------------------------------------------------------
Total from Investment Operations         .78      3.46 (1.77)       2.02 (2.68)    4.57      .65
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net Investment Income   (.12)     (.10)  (.11)         --  (.08)   (.05)       --
Distributions from Realized
Capital Gains                             --     (.32)  (.75)         -- (1.00)   (.20)       --
------------------------------------------------------------------------------------------------
Total Distributions                    (.12)     (.42)  (.86)         -- (1.08)   (.25)       --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $14.30    $13.64 $10.60     $13.23 $11.21  $14.97   $10.65
================================================================================================

Total Return                          5.75%     34.06% -14.65%    18.02% -18.86% 43.77%    6.50%
================================================================================================

Ratios/Supplemental Data
Net Assets, End of Period (Millions)    $443      $394   $264       $251   $208    $192      $54
Ratio of Total Expenses
to Average Net Assets                 0.24%+     0.29%  0.30%     0.30%+  0.28%   0.28%   0.24%+
Ratio of Net Investment Income
to Average Net Assets                 1.14%+     1.17%  0.81%     0.83%+  0.77%   0.90%   1.03%+
Portfolio Turnover Rate                 19%+     78%++    24%         9%    36%     43%      24%
================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Initial share purchase date. All assets were held in money market  instruments until February 9, 1999, when performance measurement begins.
+Annualized.
++Includes activity related to a change in the portfolio's target index.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m.Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The portfolio uses S&P 500 Index futures contracts, S&P MidCap 400 Index futures contracts, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Other: Dividend income is recorded on the ex-dividend date.

Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2003, the portfolio had available realized losses of $34,911,000 to offset future net capital gains of $34,249,000 through December 31, 2011, and $662,000 through December 31, 2012. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2004; should the portfolio realize net capital losses for the year, the losses will be added to the loss carry-forward balances above.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $69,417,000, consisting of unrealized gains of $85,676,000 on securities that had risen in value since their purchase and $16,259,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:

---------------------------------------------------------------------------------------------
                                                                        (000)
                                                          -----------------------------------
                                                               Aggregate          Unrealized
                                                 Number of    Settlement        Appreciation
Futures Contracts                           Long Contracts         Value      (Depreciation)
---------------------------------------------------------------------------------------------
E-mini S&P MidCap 400 Index                              2          $122                  $2
S&P MidCap 400 Index                                     6         1,825                  40
---------------------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes. D. During the six months ended June 30, 2004, the portfolio purchased $69,156,000 of investment securities and sold $40,544,000 of investment securities other than temporary cash investments.

E.     The market value of securities on loan to broker/dealers at June 30, 2004, was $2,827,000, for which the portfolio held cash collateral of $3,165,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

VANGUARD® GROWTH PORTFOLIO

The Growth Portfolio returned 3.5% during the first half of 2004, a period when traditional growth sectors struggled. The portfolio outperformed its benchmark and peer group of funds by capturing superior returns from holdings in a variety of sectors, including the volatile technology sector.

The table below shows the returns of your portfolio and its comparative standards over the past six months. Note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

RETURNS ROSE AT THE DISCRETION OF CONSUMERS

The largest source of the portfolio’s return was the consumer discretionary sector, which generally performs well as a strengthening economy pries open more wallets. The advisors’ selections in this category outpaced those of the benchmark; excellent performers included Web auctioneer eBay, Avon Products, and video-game maker Electronic Arts. The portfolio also earned good results from its heavy stake in Harley-Davidson, which recovered strongly from a weak 2003.

-----------------------------------------------------------------------
Total Returns                                          Six Months Ended
                                                          June 30, 2004
-----------------------------------------------------------------------
Growth Portfolio                                                   3.5%
Russell 1000 Growth Index                                           2.7
Average Large-Cap Growth Fund*                                      2.4
Dow Jones Wilshire 5000 Index                                       3.9
-----------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

The portfolio’s largest sector weighting, technology stocks, provided a positive contribution in the period, no small feat given that the tech stocks in our benchmark index were down –2.3%. Large overweightings in strong performers Broadcom, Dell, and Symantec were sufficient to overcome losses by other major technology players, such as Veritas Software and Intel. The Growth Portfolio also held a large stake in Marvell Technology, a maker of semiconductors for broadband communications and data storage that was the portfolio’s third-best performer for the period (behind eBay and Broadcom).

The portfolio’s financial services holdings, which accounted for approximately 20% of assets on June 30, declined in price, although this sector produced a positive return for the benchmark. Several portfolio holdings struggled with declines in stock trading and investment banking (the business of helping companies issue stocks and bonds). The portfolio also held some weak performers in the utilities sector, such as Cox Communications.

BALANCE FOR THE LONG RUN

The rise in interest rates that occurred during the spring affected stocks and bonds—and segments within those markets—to varying degrees. The shifting interest rate landscape, which is likely to keep evolving as monetary policy catches up with economic growth, serves as a reminder of the wisdom of diversification in investing.

The stocks that lead market performance are a constantly changing cast—growth, value, small-capitalization, international, and so on. Because it is impossible to foresee when market shifts will occur, we advise investors to maintain exposure to a combination of stock, bond, and money market investments that is appropriate to their unique financial circumstances. The Growth Portfolio can play a role in such an investment plan, providing actively managed, relatively concentrated exposure to the U.S. market’s large growth stocks.

During the period, we added a manager to advise a portion of your portfolio. William Blair & Company, L.L.C., will manage 25%–30% of the Growth Portfolio’s assets, joining Alliance Capital Management L.P. Each will independently choose and maintain a selection of investments for the portfolio, providing a diversity of perspectives. Such a multimanager approach is employed by many other Vanguard funds.

Thank you for entrusting your assets to Vanguard.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

REPORT FROM THE ADVISOR

GROWTH PORTFOLIO

In the wake of last year’s initial cyclical rebound, the past six months have provided increasing evidence that the economic recovery is entering a broader and more sustainable stage. Manufacturing is rebounding as a result of strong domestic consumption, firming export orders, and cyclical inventory replenishment. Prospects for continued strength in capital expenditures, corporate profits, and job growth appear encouraging.

In this generally positive fundamental environment, the equity market has also been undergoing a transition. The market rebound in 2003 reflected, and discounted, much of the improving prospect for corporate profits. Recent months have seen a tension between rising profits on one hand and anticipation of a shift away from stimulative monetary policy on the other. This tension has been reinforced by the unsettled geopolitical environment, evidence of commodity inflation (notably in oil prices), and the deepening malaise surrounding Iraq, with attendant political uncertainty at home.

During the first six months of 2004, the stock market appeared in this context to be digesting its prior advance. Technology and financial services stocks in particular underwent a price correction.

In the case of technology, this appeared to reflect profit-taking, as fundamentals remained generally strong and the disparity among individual stocks was substantial. Among financials, the relative weakness was more indiscriminate and appeared to reflect general anxiety regarding the prospects for monetary policy.

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.

OUR SUCCESSES

The Growth Portfolio achieved a 3.5% total return for the six months ended June 30, 2004, modestly outperforming the Russell 1000 Growth Index, which returned 2.7%. Relative performance benefited from generally favorable stock selection among consumer and technology holdings, somewhat offset by the weakness of several financial services positions. Among technology and tech-related stocks, stronger contributors included eBay, Broadcom, Marvell Technology, Juniper Networks, Yahoo!, and Symantec. Other strong performers included Harley-Davidson, Avon Products, Stryker, and WellPoint.

OUR SHORTFALLS

Detracting from performance were Veritas, Microsoft, and Intuit (within technology); Forest Laboratories and Johnson & Johnson (in health care); and Morgan Stanley and Citigroup (within financial services).

Despite the recent rebound, the equity market has experienced a severe compression in relative price-earnings multiples over the past four years. This occurred despite the fundamental success of many companies, which has remained consistently impressive throughout the period. Stocks of many leading companies are currently priced at historically modest relative valuations despite these companies’ distinctly superior past and prospective growth.

THE PORTFOLIO’S POSITIONING

As the economic recovery matures and growth returns to a more sustainable pace, we believe the market will increasingly differentiate between high-quality successful companies with enduring competitive advantages and their less-successful rivals.

Accordingly, we have sought to focus the portfolio on well-managed leadership companies that possess sustainable competitive advantages and superior longer-term growth prospects. The average revenue per share of the Growth Portfolio’s holdings grew 21.2% over the past five years, compared with 10.4% for the Russell 1000 Growth Index and 7.5% for the S&P 500 Index. Similarly, average earnings per share grew 27.0% over the same five years compared with 12.4% and 9.2%, respectively, for those indexes.

Future portfolio changes will reflect our decisions and, to a proportionate extent, those made by William Blair & Company, which joined Alliance Capital Mangement as a portfolio advisor in late April.

John L. Blundin, EXECUTIVE VICE PRESIDENT

Alan Levi, SENIOR VICE PRESIDENT ALLIANCE CAPITAL MANAGEMENT L.P.

JULY 16, 2004

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

PORTFOLIO PROFILE

GROWTH PORTFOLIO

As of June 30, 2004

----------------------------------------------------------------------------
Portfolio Characteristics
                                                      Comparative      Broad
                                        Portfolio          Index*    Index**
----------------------------------------------------------------------------
Number of Stocks                               75             621      5,064
Median Market Cap                          $22.7B          $42.8B     $27.1B
Price/Earnings Ratio                        29.7x           27.8x      22.5x
Price/Book Ratio                             4.1x            4.4x       2.8x
Yield                                        0.0%            0.9%       1.6%
Return on Equity                            23.1%           23.0%      15.7%
Earnings Growth Rate                        17.5%           10.1%       6.7%
Foreign Holdings                             7.1%            0.0%       0.9%
Turnover Rate                                80%†              --         --
Expense Ratio                              0.35%†              --         --
Short-Term Reserves                            0%              --         --
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Volatility Measures
                                           Comparative                 Broad
                             Portfolio          Index*  Portfolio    Index**
R-Squared                         0.96            1.00       0.88       1.00
Beta                              1.11            1.00       1.17       1.00
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Sector Diversification (% of portfolio)
                                                    Comparative        Broad
                                   Portfolio             Index*      Index**
----------------------------------------------------------------------------
Auto & Transportation                     3%                 2%           3%
Consumer Discretionary                    13                 19           15
Consumer Staples                           2                  9            7
Financial Services                        19                 11           23
Health Care                               26                 24           13
Integrated Oils                            0                  0            4
Other Energy                               1                  1            3
Materials & Processing                     1                  2            4
Producer Durables                          6                  5            4
Technology                                27                 23           14
Utilities                                  1                  2            6
Other                                      1                  2            4
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)
Pfizer Inc.
(pharmaceuticals)                                                       4.4%
Dell Inc.
(computer hardware)                                                      3.4
Broadcom Corp.
(electronics)                                                            3.3
eBay Inc.
(business services)                                                      3.3
American International Group, Inc.
(insurance)                                                              3.0
Juniper Networks, Inc.
(computer hardware)                                                      2.8
Harley-Davidson, Inc.
(automotive and transport)                                               2.7
Marvell Technology Group Ltd.
(electronics)                                                            2.7
Danaher Corp.
(industrial manufacturing)                                               2.6
SAP AG ADR
(computer software)                                                      2.5
----------------------------------------------------------------------------
Top Ten                                                                30.7%
----------------------------------------------------------------------------

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*Russell 1000 Growth Index.
**Dow Jones Wilshire 5000 Index.
†Annualized.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

PERFORMANCE SUMMARY

GROWTH PORTFOLIO
As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

*Six months ended June 30, 2004.
Note: See Financial Highlights table for dividend and capital gains information.

--------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004
                                                                   Ten Years
                                         One       Five  -----------------------------
                   Inception Date       Year      Years  Capital       Income    Total
--------------------------------------------------------------------------------------
Growth Portfolio         6/7/1993     18.31%    -12.21%    5.73%        0.71%    6.44%
--------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES

GROWTH PORTFOLIO
As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

-------------------------------------------------------------------------------
Six Months Ended June 30, 2004
                                   Beginning             Ending        Expenses
                               Account Value      Account Value     Paid During
Growth Portfolio                  12/31/2003          6/30/2004         Period*
-------------------------------------------------------------------------------
Based on
Actual Portfolio Return               $1,000             $1,035           $1.78
Based on
Hypothetical 5% Return                $1,000             $1,048           $1.79
-------------------------------------------------------------------------------

*Expenses are equal to the portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

-------------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                                  Average
                                                                Large-Cap
                                               Portfolio      Growth Fund
-------------------------------------------------------------------------
Growth Portfolio                                   0.35%           1.61%*
-------------------------------------------------------------------------

*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

FINANCIAL STATEMENTS (unaudited)

As of June 30, 2004

STATEMENT OF NET ASSETS

----------------------------------------------------------------------------
                                                                      Market
                                                                      Value^
Growth Portfolio                                    Shares             (000)
----------------------------------------------------------------------------
COMMON STOCKS (97.4%)(1)
----------------------------------------------------------------------------
Auto & Transportation (2.7%)
    Harley-Davidson, Inc.                          165,701    $       10,263
Consumer Discretionary (12.6%)
*   eBay Inc.                                      134,900            12,404
*   Bed Bath & Beyond, Inc.                        200,208             7,698
*   Yahoo! Inc.                                    158,300             5,751
    Avon Products, Inc.                            112,348             5,184
    Lowe's Cos., Inc.                               97,312             5,114
*   Electronic Arts Inc.                            49,715             2,712
    Clear Channel Communications, Inc.              63,103             2,332
    Wal-Mart Stores, Inc.                           42,881             2,262
*   Kohl's Corp.                                    51,652             2,184
*   Career Education Corp.                          40,700             1,854
*   Williams-Sonoma, Inc.                            8,600               283
                                                                ------------
                                                                      47,778
                                                                ------------
Consumer Staples (1.7%)
    Walgreen Co.                                   100,126             3,626
    PepsiCo, Inc.                                   52,626             2,835
                                                                ------------
                                                                       6,461
                                                                ------------
Financial Services (18.6%)
    Banks--Outside New York City (1.9%)
    Bank One Corp.                                  77,700             3,963
    State Street Corp.                              64,954             3,185
    Diversified Financial Services (5.4%)
    Citigroup, Inc.                                193,900             9,016
    Morgan Stanley                                  75,700             3,995
    Merrill Lynch & Co., Inc.                       69,172             3,734
    The Goldman Sachs Group, Inc.                   37,800             3,559
    Financial--Small Loan (1.1%)
    SLM Corp.                                      101,598             4,110
    Financial Data Processing Services (2.7%)
    First Data Corp.                               108,006             4,808
*   SunGard Data Systems, Inc.                     140,176             3,645
    Paychex, Inc.                                   56,524             1,915
    Financial--Miscellaneous (2.7%)
    MBNA Corp.                                     208,500             5,377
    Fannie Mae                                      37,521             2,678
    Ambac Financial Group, Inc.                     31,400             2,306
    Insurance--Multiline (3.0%)
    American International Group, Inc.             161,400            11,505
    Insurance--Property-Casualty (0.3%)
    XL Capital Ltd. Class A                         16,567             1,250
    Securities Brokers & Services (1.5%)
    Legg Mason Inc.                                 60,500             5,506
                                                                ------------
                                                                      70,552
                                                                ------------
Health Care (25.9%)
    Biotech Research & Production (1.8%)
*   Amgen, Inc.                                    121,990             6,657
    Drugs & Pharmaceuticals (9.2%)
    Pfizer Inc.                                    491,104            16,835
*   Forest Laboratories, Inc.                      162,800             9,219
    Teva Pharmaceutical Industries Ltd.
    Sponsored ADR                                   71,700    $        4,825
    Eli Lilly & Co.                                 37,438             2,617
*   Gilead Sciences, Inc.                           20,231             1,355
    Electronics--Medical Systems (1.0%)
    Medtronic, Inc.                                 79,709             3,883
    Health Care Facilities (0.7%)
    Health Management Associates Class A           117,700             2,639
    Health Care Management Services (5.5%)
    UnitedHealth Group Inc.                        145,319             9,046
*   WellPoint Health Networks Inc. Class A          69,315             7,764
*   Caremark Rx, Inc.                              116,239             3,829
    Medical & Dental Instruments & Supplies (7.7%)
    Stryker Corp.                                  145,200             7,986
*   Zimmer Holdings, Inc.                           86,714             7,648
    Alcon, Inc.                                     74,100             5,828
*   Boston Scientific Corp.                        108,700             4,652
*   St. Jude Medical, Inc.                          42,400             3,208
                                                                ------------
                                                                      97,991
                                                                ------------
Materials & Processing (1.3%)
    Taiwan Semiconductor
    Manufacturing Co. Ltd. ADR                     316,874             2,633
    Ecolab, Inc.                                    75,285             2,387
                                                                ------------
                                                                       5,020
                                                                ------------
Other Energy (0.6%)
    Suncor Energy, Inc.                             54,088             1,385
    Apache Corp.                                    23,877             1,040
                                                                ------------
                                                                       2,425
                                                                ------------
Producer Durables (5.3%)
    Danaher Corp.                                  188,038             9,750
*   Applied Materials, Inc.                        249,600             4,897
    Centex Corp.                                    62,400             2,855
    Lennar Corp. Class A                            56,700             2,536
                                                                ------------
                                                                      20,038
                                                                ------------
Technology (26.7%)
    Communications Technology (4.7%)
*   Juniper Networks, Inc.                         425,000            10,442
    QUALCOMM Inc.                                   50,000             3,649
*   Cisco Systems, Inc.                            153,232             3,632
    Computer Services Software & Systems (8.9%)
    SAP AG ADR                                     224,734             9,396
*   Symantec Corp.                                 163,100             7,140
*   Veritas Software Corp.                         239,015             6,621
    Microsoft Corp.                                155,538             4,442
*   Mercury Interactive Corp.                       51,012             2,542
*   Intuit, Inc.                                    56,473             2,179
*   BEA Systems, Inc.                              162,981             1,340
    Computer Technology (3.9%)
*   Dell Inc.                                      361,731            12,957
*   EMC Corp.                                      159,340             1,816
    Electronics (0.7%)
*   Flextronics International Ltd.                 172,400             2,750

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

----------------------------------------------------------------------------
                                                                      Market
                                                                      Value^
Growth Portfolio                                    Shares             (000)
----------------------------------------------------------------------------
    Electronics--Semiconductors/Components (8.5%)
*   Broadcom Corp.                                 270,400          $ 12,647
*   Marvell Technology Group Ltd.                  382,600            10,215
    Intel Corp.                                    237,200             6,547
    Linear Technology Corp.                         65,295             2,577
                                                                ------------
                                                                     100,892
                                                                ------------
Utilities (1.2%)
*   Cox Communications, Inc. Class A               115,997             3,224
*   Comcast Corp. Special Class A                   45,900             1,267
                                                                ------------
                                                                       4,491
                                                                ------------
Other (0.7%)
    General Electric Co.                            85,761             2,779
                                                                ------------
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $367,222)                                                  368,690
----------------------------------------------------------------------------
TEMPORARY INVESTMENTS (3.5%)(1)
----------------------------------------------------------------------------
Vanguard Index Participation
Equity Receipts--
Growth                                              26,600             1,326

                                                      Face
                                                    Amount
                                                     (000)
                                                     -----

Federal National Mortgage Assn.
(2) 1.04%, 7/21/2004                                 $ 900               899
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
1.47%, 7/1/2004                                      8,411             8,411
1.46%, 7/1/2004--Note G                              2,499             2,499
----------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
(Cost $13,103)                                                        13,135
TOTAL INVESTMENTS (100.9%)
(Cost $380,325)                                                      381,825
OTHER ASSETS AND LIABILITIES (-0.9%)
Other Assets--Note C                                                     339
Liabilities--Note G                                                  (3,590)
                                                                     (3,251)
----------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------
Applicable to 33,630,215 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                           $378,574
============================================================================
NET ASSET VALUE PER SHARE                                             $11.26
============================================================================

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.8% and 1.1%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

--------------------------------------------------------------------
                                                   Amount        Per
                                                    (000)      Share
--------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------
Paid-in Capital                                  $811,153     $24.13
Overdistributed Net Investment Income               (230)      (.01)
Accumulated Net Realized Losses                 (433,975)    (12.90)
Unrealized Appreciation
Investment Securities                               1,500        .04
Futures Contracts                                     126         --
--------------------------------------------------------------------
NET ASSETS                                       $378,574     $11.26
====================================================================

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

STATEMENT OF OPERATIONS

---------------------------------------------------------------------------
                                                           Growth Portfolio
                                             Six Months Ended June 30, 2004
                                                                      (000)
---------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends                                                        $    1,255
Interest                                                                 26
Security Lending                                                          1
---------------------------------------------------------------------------
Total Income                                                          1,282
---------------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B
Basic Fee                                                               213
Performance Adjustment                                                 (36)
The Vanguard Group--Note C
Management and Administrative                                           444
Marketing and Distribution                                               21
Custodian Fees                                                            7
Shareholders' Reports                                                    21
Trustees' Fees and Expenses                                              --
---------------------------------------------------------------------------
Total Expenses                                                          670
Expenses Paid Indirectly--Note D                                       (31)
---------------------------------------------------------------------------
Net Expenses                                                            639
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   643
---------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                                              616
Futures Contracts                                                       182
---------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                798
---------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                                11,349
Futures Contracts                                                       126
---------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)                                                       11,475
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $12,916
===========================================================================

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------
                                                  Growth Portfolio
                                                  ----------------
                                          Six Months Ended       Year Ended
                                             June 30, 2004    Dec. 31, 2003
                                                     (000)            (000)
---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                $ 643          $ 1,539
Realized Net Gain (Loss)                               798         (34,108)
Change in Unrealized Appreciation
(Depreciation)                                      11,475          113,329
---------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                           12,916           80,760
---------------------------------------------------------------------------
Distributions
Net Investment Income                              (1,676)          (1,288)
Realized Capital Gain                                   --               --
---------------------------------------------------------------------------
Total Distributions                                (1,676)          (1,288)
---------------------------------------------------------------------------
Capital Share Transactions1
Issued                                              14,558           33,559
Issued in Lieu of Cash Distributions                 1,676            1,288
Redeemed                                          (32,814)         (44,332)
---------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                        (16,580)          (9,485)
---------------------------------------------------------------------------
Total Increase (Decrease)                          (5,340)           69,987
---------------------------------------------------------------------------
Net Assets
Beginning of Period                                383,914          313,927
---------------------------------------------------------------------------
End of Period                                     $378,574         $383,914
===========================================================================

1Shares Issued (Redeemed)
Issued                                               1,303            3,538
Issued in Lieu of Cash Distributions                   154              141
Redeemed                                           (2,946)          (4,641)
---------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding      (1,489)            (962)
===========================================================================

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Growth Portfolio

-----------------------------------------------------------------------------------------------
                                               Year Ended   Oct. 1 to
For a Share Outstanding   Six Months Ended     December 31,  Dec. 31,  Year Ended September 30,
  Throughout Each Period     June 30, 2004    2003     2002     2001*     2001     2000    1999
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period               $10.93  $ 8.70   $14.37    $12.01   $35.14   $28.96  $24.33
-----------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                 .022    .039      .05       .01      .04     .080     .16
Net Realized and Unrealized
  Gain (Loss) on Investments          .357   2.227   (4.97)      2.35  (16.73)    7.795    6.16
-----------------------------------------------------------------------------------------------
Total from Investment Operations      .379   2.266   (4.92)      2.36  (16.69)    7.875    6.32
-----------------------------------------------------------------------------------------------
Distributions
Dividends from Net
  Investment Income                 (.049)  (.036)    (.05)        --    (.09)   (.160)   (.16)
Distributions from Realized
  Capital Gains                         --      --    (.70)        --   (6.35)  (1.535)  (1.53)
-----------------------------------------------------------------------------------------------
Total Distributions                 (.049)  (.036)   (0.75)        --   (6.44)  (1.695)  (1.69)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $11.26  $10.93   $ 8.70    $14.37   $12.01   $35.14  $28.96
===============================================================================================

Total Return                         3.48%  26.13%  -35.89%    19.65%  -57.31%   28.25%  27.27%
===============================================================================================

Ratios/Supplemental Data
Net Assets, End of Period (Millions)  $379    $384     $314      $594     $501   $1,302    $953
Ratio of Total Expenses to
  Average Net Assets**              0.35%†   0.39%    0.41%    0.39%+    0.33%    0.31%   0.35%
Ratio of Net Investment Income
  to Average Net Assets             0.34%†   0.45%    0.37%    0.28%+    0.18%    0.24%   0.59%
Portfolio Turnover Rate               80%†     47%      49%       12%     136%      81%     50%
===============================================================================================

 *The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.04%), (0.01%), 0.00%, 0.00%, 0.00%, and 0.00%.
 †Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The portfolio uses S&P 500 Index and Nasdaq 100 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Alliance Capital Management L.P. and, beginning April 19, 2004, William Blair & Company L.L.C., each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Alliance Capital Management is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. In accordance with the advisory contract entered into with William Blair & Company in April 2004, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index beginning April 1, 2005.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.11% of the portfolio’s average net assets before a decrease of $36,000 (0.02%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $55,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2004, these arrangements reduced the portfolio’s management and administrative expenses by $30,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.02% of the portfolio’s average net assets.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2003, the portfolio had available realized losses of $434,703,000 to offset future net capital gains of $203,532,000 through December 31, 2009, $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, and $163,000 through December 31, 2012. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2004; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $1,500,000, consisting of unrealized gains of $42,983,000 on securities that had risen in value since their purchase and $41,483,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:

-------------------------------------------------------------------------------------
                                                                (000)
                                                        Aggregate          Unrealized
                                        Number of      Settlement        Appreciation
Futures Contracts                  Long Contracts           Value      (Depreciation)
-------------------------------------------------------------------------------------
S&P 500 Index                                  17         $ 4,847                $ 40
E-mini Nasdaq 100 Index                       100           3,042                  86
-------------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the six months ended June 30, 2004, the portfolio purchased $188,771,000 of investment securities and sold $210,654,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at June 30, 2004, was $2,308,000, for which the portfolio held cash collateral of $2,499,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

VANGUARD® CAPITAL GROWTH PORTFOLIO

During the first half of 2004, a subdued period for the financial markets, the Capital Growth Portfolio delivered an impressive 8.5% return, thanks in large part to the advisor’s excellent stock selection in the health care and consumer discretionary sectors. Your portfolio’s return, as well as the returns of its comparative standards, appears in the table below. Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

STRONG RESULTS IN HEALTH CARE AND RETAIL

The Capital Growth Portfolio delivered strong returns on both an absolute and a relative basis during the past six months. The portfolio’s most notable successes were its health care and consumer discretionary stocks—two sectors that also played a prominent role in the portfolio’s strong return in fiscal 2003. Within the health care sector, biotechnology stocks delivered exceptional returns. Among consumer discretionary companies, select retailers (including Web auctioneer eBay) turned in strong showings.

--------------------------------------------------------------
Total Returns                                 Six Months Ended
                                                 June 30, 2004
--------------------------------------------------------------
Capital Growth Portfolio                                  8.5%
S&P 500 Index                                              3.4
Average Multi-Cap Growth Fund*                             3.7
--------------------------------------------------------------

*Derived from data provided by Lipper Inc.

The selections made by the advisor, PRIMECAP Management Company, were noteworthy for the absence of significant weaknesses. That is a pleasure to report, but almost certainly not a pattern that can be expected all the time. Over the long term, talented investment managers such as PRIMECAP Management distinguish themselves by taking positions that are different from those of the broad market. Just as these differences are key to generating long-term results superior to those of the market, the differences can also lead to occasional periods of weak performance.

MAINTAIN PERSPECTIVE AND A PLAN

It’s also important to remember that six-month results—good or bad—reveal much less about the portfolio than about the financial markets’ inherent restlessness. Your investment plan is a better framework in which to evaluate your investments. A long-term plan is designed to help you meet your financial goals while allowing you to sleep at night. Vanguard has long advised that such a plan include allocations to stock, bond, and money market portfolios in proportions suited to your unique circumstances. Over time, you should evaluate not short-term results, but rather how the Capital Growth Portfolio fulfills its role of providing talented management of the stock market’s growth-oriented companies.

Thank you for entrusting your assets to Vanguard.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

REPORT FROM THE ADVISOR

CAPITAL GROWTH PORTFOLIO

During the first six months of 2004, the Capital Growth Portfolio returned 8.5%. Our result surpassed the 3.4% return of our primary benchmark, the Standard & Poor’s 500 Index, and the average 3.7% return of multi-cap growth funds.

INVESTMENT ENVIRONMENT

The stock market rallied at the start of the six-month period, but then retreated as rising interest rates and hints of price inflation left a cloud of uncertainty over the market. Economic growth has remained strong, and in our view the outlook remains positive. Notable risks include the impact of rising rates on the housing market, which has been a key driver of consumer spending and sentiment over the past few years. The Madrid train bombing, continued hostilities in Iraq, and stubbornly high energy prices also remind us that the potential impact of geopolitical factors cannot be ignored or controlled by investors.

If stocks are to thrive, the next stage of growth in corporate America will have to be driven by a continued pickup in sales, primarily in the corporate sector. Companies have generated much of the recent earnings growth by boosting productivity—doing more with fewer workers—and working hard to keep revenues from shrinking. If the recovery is to proceed, we’ll need to see a sustained increase in final demand and, thus, in revenue growth. We’re optimistic that this process is under way.

Corporations have benefited from an extended period of low interest rates to shore up their balance sheets, which puts them in a good position to make the capital investments that have been deferred over the past few years. These capital investments will have to be made if corporations are to remain competitive and accommodate growth, suggesting to us that corporate spending should create the needed demand.

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment advisor’s assessment of such factors as their industry positions, growth potential, and expected profitability.

THE PORTFOLIO’S SUCCESSES

Some of the general themes that drove the portfolio’s performance during 2003 also contributed to the portfolio’s success during the first half of 2004. Investments in biotechnology stocks—notably Biogen Idec; Genentech; and Sepracor, which achieved important milestones in bringing a new insomnia drug to market—continued to benefit the portfolio. Portfolio holdings in consumer- and professional-service firms—including Web auctioneer eBay and Robert Half International, a temporary-staffing firm that stands to benefit from accelerating economic growth and continued recovery in the labor market—also earned good returns.

Although the portfolio’s tech stocks posted mixed returns, they were important contributors to the portfolio’s strong relative result. The benchmark’s tech stocks declined in value. The portfolio’s tech holdings generated a return of more than 5%, based in part on strong results from electronic-document company Adobe Systems, one of the portfolio’s largest holdings, and cell-phone technologists Motorola and QUALCOMM.

THE PORTFOLIO’S SHORTFALLS

Although their returns exceeded the market average, the portfolio’s auto & transportation stocks (primarily the airline stocks) and financial services stocks were the weaker performers during the period. We sustained losses in Delta Air Lines, Alaska Air Group, and AMR (the parent company of American Airlines). While travel demand has been strong, low-fare carriers are putting pressure on pricing throughout the industry. The industry is also grappling with high fuel costs. Financial services stocks typically struggle when interest rates begin to rise.

OUR OUTLOOK

Although future gains will probably be more modest than that earned in 2003, the fundamental backdrop remains sound for the Capital Growth Portfolio. We continue to believe that stocks are more attractive than bonds or cash equivalents. We believe that the potential for growth still lies more in the industrial sectors than with the consumer. Many of our technology and producer durables stocks have performed well during the past two years, but we believe they

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

stand to benefit from the recovery we expect in capital spending. We also remain enthusiastic about health care stocks, particularly in biotech.

Howard B. Schow, PORTFOLIO MANAGER

Theo A. Kolokotrones, PORTFOLIO MANAGER

Joel P. Fried, PORTFOLIO MANAGER

Alfred W. Mordecai, PORTFOLIO MANAGER

PRIMECAP MANAGEMENT COMPANY

JULY 14, 2004

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH INDEX PORTFOLIO

PORTFOLIO PROFILE

CAPITAL GROWTH PORTFOLIO
As of June 30, 2004

-----------------------------------------------------------------------
Portfolio Characteristics
                                                            Comparative
                                             Portfolio           Index*
-----------------------------------------------------------------------
Number of Stocks                                    96              500
Median Market Cap                               $21.5B           $51.7B
Price/Earnings Ratio                             33.3x            20.6x
Price/Book Ratio                                  2.9x             3.0x
Yield                                             0.2%             1.7%
Return on Equity                                 15.9%            21.0%
Earnings Growth Rate                              4.9%             8.0%
Foreign Holdings                                  7.7%             0.0%
Turnover Rate                                     6%**               --
Expense Ratio                                  0.43%**               --
Short-Term Reserves                                 7%               --
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Sector Diversification (% of portfolio)
                                                            Comparative
                                             Portfolio           Index*
-----------------------------------------------------------------------
Auto & Transportation                               9%               3%
Consumer Discretionary                              14               14
Consumer Staples                                     0                8
Financial Services                                   4               21
Health Care                                         20               13
Integrated Oils                                      5                5
Other Energy                                         3                2
Materials & Processing                               6                3
Producer Durables                                    6                4
Technology                                          24               15
Utilities                                            1                7
Other                                                1                5
-----------------------------------------------------------------------
Short-Term Reserves                                 7%               --
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)
FedEx Corp.                                                        5.1%
(transportation services)
Biogen Idec Inc.                                                    5.0
(biotechnology)
Adobe Systems, Inc.                                                 3.6
(software)
Guidant Corp.                                                       3.4
(medical)
ConocoPhillips Co.                                                  3.1
(oil)
Micron Technology, Inc.                                             2.9
(electronics)
Novartis AG ADR                                                     2.7
(pharmaceuticals)
Texas Instruments, Inc.                                             2.5
(electronics)
Microsoft Corp.                                                     2.5
(software)
DirecTV Group, Inc.                                                 2.4
(telecommunications services)
-----------------------------------------------------------------------
Top Ten                                                           33.2%
-----------------------------------------------------------------------

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*S&P 500 Index.
**Annualized.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

PERFORMANCE SUMMARY

CAPITAL GROWTH PORTFOLIO
As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

*Six months ended June 30, 2004.
Note: See Financial Highlights table for dividend and capital gains information.

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004
                                                          Since Inception
                                                     ---------------------------
                        Inception Date    One Year   Capital    Income     Total
Capital Growth Portfolio     12/3/2002      28.56%    23.56%     0.17%    23.73%
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

ABOUT YOUR PORTFOLIO’S EXPENSES

CAPITAL GROWTH PORTFOLIO
As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

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Six Months Ended June 30, 2004
                              Beginning         Ending     Expenses
                          Account Value  Account Value  Paid During
Capital Growth Portfolio     12/31/2003      6/30/2004      Period*
-------------------------------------------------------------------
Based on
Actual Portfolio Return          $1,000         $1,085        $2.23
Based on
Hypothetical 5% Return           $1,000         $1,048        $2.19
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*Expenses are equal to the portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

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Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                                Average
                                                              Multi-Cap
                                            Portfolio       Growth Fund
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Capital Growth Portfolio                        0.43%            1.71%*
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*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

FINANCIAL STATEMENTS (unaudited)
STATEMENT OF NET ASSETS

As of June 30, 2004

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                                                                       Market
                                                                       Value^
Capital Growth Portfolio                            Shares              (000)
-----------------------------------------------------------------------------
COMMON STOCKS (91.2%)
-----------------------------------------------------------------------------
Auto & Transportation (9.3%)
    FedEx Corp.                                     76,000    $         6,208
    Union Pacific Corp.                             32,900              1,956
    Southwest Airlines Co.                          74,450              1,249
*   AMR Corp.                                       47,400                574
    United Parcel Service, Inc.                      5,950                447
*   Alaska Air Group, Inc.                          12,450                297
*   Delta Air Lines, Inc.                           38,350                273
    ArvinMeritor, Inc.                               8,650                169
                                                               --------------
                                                                       11,173
                                                               --------------
Consumer Discretionary (13.3%)
*   DirecTV Group, Inc.                            168,861              2,888
*   eBay Inc.                                       21,050              1,936
    Costco Wholesale Corp.                          37,350              1,534
    TJX Cos., Inc.                                  57,950              1,399
    Robert Half International, Inc.                 44,850              1,335
    Target Corp.                                    22,800                968
    Lowe's Cos., Inc.                               16,550                870
*   Time Warner, Inc.                               47,600                837
    Eastman Kodak Co.                               24,800                669
    The Neiman Marcus Group, Inc. Class A           11,500                640
    Sabre Holdings Corp.                            20,950                581
    The Walt Disney Co.                             21,800                556
    Carnival Corp.                                  11,400                536
    Best Buy Co., Inc.                               8,600                436
*   Accenture Ltd.                                  10,650                293
    The Neiman Marcus Group, Inc. Class B            4,500                234
    The McClatchy Co. Class A                        3,050                214
    Liberty Media Corp.                              5,850                 53
*   Liberty Media International INC-A                  292                 11
                                                               --------------
                                                                       15,990
                                                               --------------
Financial Services (4.3%)
    The Chubb Corp.                                 19,600              1,336
    Bank One Corp.                                  20,150              1,028
    J.P. Morgan Chase & Co.                         25,350                983
    The Bank of New York Co., Inc.                  25,050                738
    Transatlantic Holdings, Inc.                     4,300                348
    American International Group, Inc.               4,400                314
    Capital One Financial Corp.                      2,900                198
    Freddie Mac                                      2,750                174
    Wells Fargo & Co.                                2,100                120
                                                               --------------
                                                                        5,239
                                                               --------------
Health Care (19.4%)
*   Biogen Idec Inc.                                95,000              6,009
    Guidant Corp.                                   73,600              4,113
    Novartis AG ADR                                 74,250              3,304
    Eli Lilly & Co.                                 37,500              2,622
    Pfizer Inc.                                     69,360              2,378
*   Genzyme Corp.-General Division                  31,150              1,474
*   Sepracor Inc.                                   26,450              1,399
    Medtronic, Inc.                                 27,400              1,335
*   Millipore Corp.                                 14,250                803
                                                               --------------
                                                                       23,437
                                                               --------------
Integrated Oils (5.0%)
    ConocoPhillips Co.                              49,000              3,738
    Amerada Hess Corp.                              16,150              1,279
    Unocal Corp.                                    25,700                977
                                                               --------------
                                                                        5,994
                                                               --------------
Other Energy (2.6%)
    Anadarko Petroleum Corp.                        15,750    $           923
    Noble Energy, Inc.                              17,050                870
    Pogo Producing Co.                              16,500                815
    Schlumberger Ltd.                                6,250                397
    El Paso Corp.                                   14,050                111
                                                               --------------
                                                                        3,116
                                                               --------------
Materials & Processing (6.3%)
    Dow Chemical Co.                                42,900              1,746
    Potash Corp. of Saskatchewan, Inc.              16,150              1,565
    Weyerhaeuser Co.                                16,950              1,070
    Monsanto Co.                                    17,900                689
    Sigma-Aldrich Corp.                             10,950                653
    Temple-Inland Inc.                               8,800                609
    Engelhard Corp.                                 18,550                599
    Granite Construction Co.                        14,500                264
    MacDermid, Inc.                                  6,950                235
    Fluor Corp.                                      4,500                215
                                                               --------------
                                                                        7,645
                                                               --------------
Producer Durables (5.9%)
    Caterpillar, Inc.                               31,850              2,530
    Tektronix, Inc.                                 33,650              1,145
*   Plantronics, Inc.                               23,650                996
*   LM Ericsson Telephone Co. ADR Class B           23,400                700
    Deere & Co.                                      8,650                607
    Kennametal, Inc.                                 7,600                348
    W.W. Grainger, Inc.                              4,450                255
    Donaldson Co., Inc.                              8,000                234
    Pall Corp.                                       7,600                199
*   Agilent Technologies, Inc.                       5,450                160
                                                               --------------
                                                                        7,174
                                                               --------------
Technology (23.5%)
    Communications Technology (4.6%)
    Motorola, Inc.                                  97,450              1,778
    QUALCOMM Inc.                                   24,050              1,755
*   Nortel Networks Corp.                          179,300                895
*   Corning, Inc.                                   48,250                630
*   Tellabs, Inc.                                   35,800                313
    Symbol Technologies, Inc.                       18,350                270
    Computer Services Software & Systems (7.0%)
    Adobe Systems, Inc.                             93,400              4,343
    Microsoft Corp.                                104,600              2,987
*   Citrix Systems, Inc.                            48,600                990
*   Intuit, Inc.                                     3,000                116
    Computer Technology (1.1%)
    Hewlett-Packard Co.                             61,650              1,301
    Electronics (1.5%)
    Sony Corp. ADR                                  48,300              1,838
    Electronics--Semiconductors/Components (7.4%)
*   Micron Technology, Inc.                        227,000              3,475
    Texas Instruments, Inc.                        126,300              3,054
    Intel Corp.                                     72,800              2,009
*   Rambus Inc.                                     20,000                355
    Electronics--Technology (0.9%)
    Raytheon Co.                                    22,500                805
*   Coherent, Inc.                                   8,950                267

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

-----------------------------------------------------------------------------
                                                                       Market
                                                                       Value^
Capital Growth Portfolio                            Shares              (000)
-----------------------------------------------------------------------------
    Scientific Equipment & Supplies (1.0%)                                  $
    Applera Corp.-Applied Biosystems Group          55,700              1,211
                                                                    ---------
                                                                       28,392
                                                                    ---------
Utilities (0.8%)
    Sprint Corp.                                    46,950                826
*   Cox Communications, Inc. Class A                 4,400                122
                                                                    ---------
                                                                          948
                                                                    ---------
Other (0.8%)
*   Berkshire Hathaway Inc. Class B                    312                922
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TOTAL COMMON STOCKS
    (Cost $92,702)                                                    110,030
-----------------------------------------------------------------------------
PREFERRED STOCK (0.8%)
-----------------------------------------------------------------------------
News Corp. Ltd. Pfd. ADR
    (Cost $868)                                     29,921                984
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                                                      Face
                                                    Amount
                                                     (000)
-----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.7%)
-----------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    1.47%, 7/1/2004                                 $7,747              7,747
    1.47%, 7/1/2004--Note F                            306                306
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TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $8,053)                                                       8,053
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TOTAL INVESTMENTS (98.7%)
    (Cost $101,623)                                                   119,067
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OTHER ASSETS AND LIABILITIES (1.3%)
-----------------------------------------------------------------------------
Other Assets--Note C                                                    2,010
Liabilities--Note F                                                     (460)
                                                                    ---------
                                                                        1,550
                                                                    ---------
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NET ASSETS (100%)
-----------------------------------------------------------------------------
Applicable to 8,679,302 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                        $120,617
=============================================================================
NET ASSET VALUE PER SHARE                                              $13.90
=============================================================================

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR—American Depositary Receipt.

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                                                    Amount                Per
                                                     (000)              Share
-----------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
Paid-in Capital                                   $102,093             $11.76
Undistributed Net Investment Income                    251                .03
Accumulated Net Realized Gains                         829                .10
Unrealized Appreciation                             17,444               2.01
-----------------------------------------------------------------------------
NET ASSETS                                        $120,617             $13.90
=============================================================================

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

STATEMENT OF OPERATIONS

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                                                   Capital Growth Portfolio
                                             Six Months Ended June 30, 2004
                                                                      (000)
---------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends                                                              $437
Interest                                                                 59
Security Lending                                                          3
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Total Income                                                            499
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Expenses
Investment Advisory Fees--Note B                                         83
The Vanguard Group--Note C
Management and Administrative                                           137
Marketing and Distribution                                                7
Custodian Fees                                                            2
Shareholders' Reports                                                     1
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Total Expenses                                                          230
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NET INVESTMENT INCOME                                                   269
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REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  840
---------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES                               6,934
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                            $8,043
===========================================================================

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                        Capital Growth Portfolio
                                             -----------------------------------
                                             Six Months Ended         Year Ended
                                                June 30, 2004      Dec. 31, 2003
                                                        (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                   $ 269              $ 160
Realized Net Gain (Loss)                                  840                372
Change in Unrealized Appreciation
(Depreciation)                                          6,934             11,129
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                               8,043             11,661
--------------------------------------------------------------------------------
Distributions
Net Investment Income                                   (176)                (5)
Realized Capital Gain*                                  (384)                 --
--------------------------------------------------------------------------------
Total Distributions                                     (560)                (5)
--------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                 48,777             64,883
Issued in Lieu of Cash Distributions                      560                  5
Redeemed                                             (19,672)            (2,460)
--------------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                             29,665             62,428
--------------------------------------------------------------------------------
Total Increase (Decrease)                              37,148             74,084
--------------------------------------------------------------------------------
Net Assets
Beginning of Period                                    83,469              9,385
--------------------------------------------------------------------------------
End of Period                                        $120,617            $83,469
================================================================================

1Shares Issued (Redeemed)
Issued                                                  3,619              5,684
Issued in Lieu of Cash Distributions                       43                  1
Redeemed                                              (1,461)              (207)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding           2,201              5,478
================================================================================

*Includes fiscal 2004 short-term gain distributions totaling $360,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Capital Growth Portfolio
----------------------------------------------------------------------------------------------
                                                                                    Dec. 3* to
                                                    Six Months Ended     Year Ended   Dec. 31,
For a Share Outstanding Throughout Each Period         June 30, 2004  Dec. 31, 2003       2002
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $12.88         $ 9.39     $10.00
----------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                                           .031         .051**        .01
Net Realized and Unrealized Gain (Loss) on Investments         1.059          3.444      (.62)
----------------------------------------------------------------------------------------------
Total from Investment Operations                               1.090          3.495      (.61)
----------------------------------------------------------------------------------------------
Distributions
Dividends from Net Investment Income                          (.022)         (.005)         --
Distributions from Realized Capital Gains                     (.048)            .--         --
----------------------------------------------------------------------------------------------
Total Distributions                                           (.070)         (.005)         --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $13.90         $12.88     $ 9.39
==============================================================================================

Total Return                                                   8.49%         37.24%     -6.10%
==============================================================================================

Ratios/Supplemental Data
Net Assets, End of Period (Millions)                            $121            $83         $9
Ratio of Total Expenses to Average Net Assets                 0.43%+          0.48%     0.47%+
Ratio of Net Investment Income to Average Net Assets          0.50%+          0.45%     0.86%+
Portfolio Turnover Rate                                          6%+             7%         0%
==============================================================================================

*Inception.
**Calculated based on average shares outstanding.
†Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2004, the investment advisory fee represented an effective annual rate of 0.16% of the portfolio’s average net assets.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $18,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $17,444,000, consisting of unrealized gains of $18,126,000 on securities that had risen in value since their purchase and $682,000 in unrealized losses on securities that had fallen in value since their purchase.

E.     During the six months ended June 30, 2004, the portfolio purchased $29,334,000 of investment securities and sold $2,781,000 of investment securities, other than temporary cash investments.

F.     The market value of securities on loan to broker/dealers at June 30, 2004, was $273,000, for which the portfolio held cash collateral of $306,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

VANGUARD® SMALL COMPANY GROWTH PORTFOLIO

During the first half of 2004, small growth stocks were relatively strong performers in a generally subdued stock market. As displayed in the table below, the Small Company Growth Portfolio returned 5.9%, a bit more than its unmanaged benchmark and 2.6 percentage points more than the average return of small-cap growth mutual funds. Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

THE PORTFOLIO’S CHARACTERISTIC STANCE PAID OFF

As is typical for the Small Company Growth Portfolio, it held sizable stakes in health care, technology, and consumer discretionary companies—sectors of the economy that boast impressive growth prospects. During the first half of 2004, Granahan Investment Management and Grantham, Mayo, Van Otterloo & Co.—the portfolio’s advisors—earned especially strong results from their health care and consumer discretionary stock selections.

Tech stocks in general declined during the half-year as rising interest rates provoked concern that sectors such as technology, which are sensitive to the ups and downs of the business cycle, might decelerate in a higher-rate environment. The portfolio’s relatively small position in producer durables stocks—which include

--------------------------------------------------------------------------------
Total Returns                                                   Six Months Ended
                                                                   June 30, 2004
--------------------------------------------------------------------------------
Small Company Growth Portfolio                                              5.9%
Russell 2500 Growth Index                                                    5.6
Average Small-Cap Growth Fund*                                               3.3
Dow Jones Wilshire 5000 Index                                                3.9
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

industrial companies and home builders—was also a negative, with the advisors’ selections as a group badly underperforming the sector in the index. It’s important to remember that six-month results—good or bad—reveal much less about the portfolio than about the financial markets’ restlessness. Over time, the Small Company Growth Portfolio’s disciplined strategy of seeking growth, while being conscious of price, has proved a rewarding approach to small growth stocks. From its inception on June 3, 1996, through June 30, 2004, the portfolio returned an annualized 12.9%, compared with 4.9% for the Russell 2500 Growth Index.

A PRUDENT RESPONSE TO VOLATILITY

The recent rise in interest rates has reverberated through both the stock and bond markets. A prudent response to this volatility is to remain focused on an investment plan designed to help you meet your financial goals while allowing you to sleep at night. Vanguard has long advised that such a plan include allocations to stock, bond, and money market portfolios in proportions suited to your unique circumstances. The Small Company Growth Portfolio can play a small, but valuable, role in such a plan, providing investors with access to talented, experienced investment managers in one of the most dynamic areas of the stock market.

Thank you for entrusting your assets to Vanguard.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

REPORT FROM THE ADVISOR

SMALL COMPANY GROWTH PORTFOLIO

The Small Company Growth Portfolio gained 5.9% for the six months ended June 30, 2004, which was slightly better than the 5.6% gain of the portfolio’s benchmark, the Russell 2500 Growth Index.

Let us now examine the portfolio results in more detail. Please note that these comments pertain to the 65% of portfolio assets managed by Granahan Investment Management. Grantham, Mayo, Van Otterloo & Co. manages the remainder.

THE INVESTMENT ENVIRONMENT

The equity market enjoyed the benefit of strong corporate earnings growth during the first six months of 2004. This was tempered toward the end of the period as interest rates rose, which, if a new trend, could dampen equity valuations. Overall, small companies, as measured by most indexes, outperformed larger companies, continuing the pattern set in 2003; however, this outperformance waned late in the quarter.

OUR SUCCESSES AND SHORTFALLS

Most of the portfolio’s industry sectors enjoyed positive relative performances in the period, with particularly strong returns by holdings in the consumer discretionary, health care, and energy sectors. Consumer discretionary is the portfolio’s largest sector allocation (26% of assets); therefore, outperformance in this sector is important. Strong performers included Helen of Troy (personal-care items), MarineMax (recreational boat dealer), and Hibbett Sporting Goods (chain stores in small and midsize markets), each of which saw strong, even accelerating earnings. Health care, another large sector in the portfolio (19% of assets), saw strong contributions from ImClone Systems

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $2 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.

(the controversial biotechnology stock that had good news from the FDA about approval of its colon cancer drug), Mentor (an implant- and urology-products company that gained competitively), and Sepracor (an early-stage drug company that gained FDA approval for its insomnia drug). The portfolio’s “other energy” holdings (now down to 4% of assets) produced the largest absolute gain, 27%, aided by Denbury Resources, Cal Dive International, and Unit. We did some selling in this sector based on the high valuations.

The portfolio’s technology holdings (21% of assets) included the largest single contributor to performance, FLIR Systems (thermal-imaging and infrared cameras for commercial, military, and security applications). Red Hat (Linux enabler) and Jupitermedia (150 technical websites) were also strong performers, enabling the tech sector to be a positive contributor on a relative basis to the portfolio’s return despite some significant individual detractors, such as Foundry Networks (switches) and Maxtor (disk drives).

The portfolio’s holdings underperformed those in the benchmark in two sectors, producer durables (5% of assets) and utilities (2% of assets). Detractors included Garmin (a GPS-products company facing new competition) and MKS Instruments (semiconductor equipment) in producer durables and General Communication (operations in Alaska) in utilities.

OUR INVESTMENT OUTLOOK

The earnings of many small companies recovered in 2003, based on cost controls and strong productivity growth but not on much revenue growth. The past six to nine months saw a pickup in revenue growth and a continuation of strong earnings comparisons. Our portfolio companies’ most recent revenue gains are now up to 17%, with earnings still growing substantially more. Higher costs are benefiting those companies that are able to pass them along, such as some distributor companies, but the overall impact of higher costs may be a slowing of these robust earnings gains looking ahead.

Valuations have come down some recently, along with the higher earnings, and further valuation declines are likely in a higher-cost, higher-interest-rate

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

environment. We believe that emphasizing strong individual earnings-growth cases is the best strategy to combat an arguably lower price/earnings valuation environment in the future.

John J. Granahan, PORTFOLIO MANAGER
Gary C. Hatton, ASSISTANT PORTFOLIO MANAGER
Jane M. White, ASSISTANT PORTFOLIO MANAGER
Robert F. Granahan, ASSISTANT PORTFOLIO MANAGER
GRANAHAN INVESTMENT MANAGEMENT, INC.
JULY 14, 2004

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO PROFILE

SMALL COMPANY GROWTH PORTFOLIO
As of June 30, 2004

----------------------------------------------------------------------------------------
Portfolio Characteristics
                                                            Comparative            Broad
                                            Portfolio            Index*          Index**
Number of Stocks                                  584             1,645            5,064
Median Market Cap                               $1.4B             $1.7B           $27.1B
Price/Earnings Ratio                            33.3x             34.8x            22.5x
Price/Book Ratio                                 3.2x              3.6x             2.8x
Yield                                            0.0%              0.5%             1.6%
Return on Equity                                13.4%             13.2%            15.7%
Earnings Growth Rate                            15.8%             14.2%             6.7%
Foreign Holdings                                 2.0%              0.0%             0.9%
Turnover Rate                                    84%†                --               --
Expense Ratio                                  0.50%†                --               --
Short-Term Reserves                                4%                --               --
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Volatility Measures
                                                 Comparative                       Broad
                                  Portfolio           Index*     Portfolio       Index**
----------------------------------------------------------------------------------------
R-Squared                              0.97             1.00          0.82          1.00
Beta                                   0.85             1.00          1.10          1.00
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Sector Diversification (% of portfolio)
                                                               Comparative         Broad
                                                 Portfolio          Index*       Index**
----------------------------------------------------------------------------------------
Auto & Transportation                                   4%              4%            3%
Consumer Discretionary                                  27              25            15
Consumer Staples                                         0               1             7
Financial Services                                       8              12            23
Health Care                                             19              20            13
Integrated Oils                                          0               0             4
Other Energy                                             4               4             3
Materials & Processing                                   4               5             4
Producer Durables                                        6               9             4
Technology                                              21              19            14
Utilities                                                2               1             6
Other                                                    1               0             4
Short-Term Reserves                                     4%              --            --
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)

Alliance Data Systems Corp.
(financial services)                                                                1.1%
ImClone Systems, Inc.
(pharmaceuticals)                                                                    1.1
Chico's FAS, Inc.
(retail)                                                                             1.0
Bausch & Lomb, Inc.
(health care)                                                                        1.0
Heartland Express, Inc.
(transportation)                                                                     0.9
Nextel Partners, Inc.
(telecommunications services)                                                        0.8
Mentor Corp.
(medical)                                                                            0.8
FLIR Systems, Inc.
(electronics)                                                                        0.8
Foundry Networks, Inc.
(computer hardware)                                                                  0.8
Maverick Tube Corp.
(industrial manufacturing)                                                           0.8
----------------------------------------------------------------------------------------
Top Ten                                                                             9.1%
----------------------------------------------------------------------------------------

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*Russell 2500 Growth Index.
**Dow Jones Wilshire 5000 Index.
† Annualized.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.
Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

PERFORMANCE SUMMARY

SMALL COMPANY GROWTH PORTFOLIO
As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

*Six months ended June 30, 2004.
Note: See Financial Highlights table for dividend and capital gains information.

------------------------------------------------------------------------------------------
Average Annual Total Returnsfor periods ended June 30, 2004
                                                                     Since Inception
                                                  One     Five  --------------------------
                               Inception Date    Year    Years  Capital    Income    Total
Small Company Growth Portfolio       6/3/1996  28.17%   15.28%   12.44%     0.49%   12.93%
------------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES

SMALL COMPANY GROWTH PORTFOLIO
As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

----------------------------------------------------------------------------------------
Six Months Ended June 30, 2004
                                           Beginning            Ending          Expenses
Small Company                          Account Value     Account Value       Paid During
----------------------------------------------------------------------------------------
Growth Portfolio                          12/31/2003         6/30/2004           Period*
Based on
Actual Portfolio Return                       $1,000            $1,059             $2.56
Based on
Hypothetical 5% Return                        $1,000            $1,048             $2.55
----------------------------------------------------------------------------------------

*Expenses are equal to the portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

--------------------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                                         Average
                                                                       Small-Cap
                                                Portfolio            Growth Fund
--------------------------------------------------------------------------------
Small Company Growth Portfolio                      0.50%                 1.78%*
--------------------------------------------------------------------------------

*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

FINANCIAL STATEMENTS (unaudited)

As of June 30, 2004

STATEMENT OF NET ASSETS

----------------------------------------------------------------------------------------
                                                                                  Market
                                                                                  Value^
Small Company Growth Portfolio                                       Shares        (000)
----------------------------------------------------------------------------------------
COMMON STOCKS (92.9%)(1)
Auto & Transportation (4.2%)
    Heartland Express, Inc.                                         213,263   $    5,835
    C.H. Robinson Worldwide, Inc.                                    88,700        4,066
*   Aviall Inc.                                                     166,300        3,161
*   TBC Corp.                                                       131,900        3,139
    Polaris Industries, Inc.                                         61,500        2,952
    Tidewater Inc.                                                   96,200        2,867
    Dana Corp.                                                       49,900          978
    Oshkosh Truck Corp.                                              15,400          883
*   AMR Corp.                                                        62,800          760
    J.B. Hunt Transport Services, Inc.                               15,600          602
    Thor Industries, Inc.                                            14,500          485
*   Landstar System, Inc.                                             8,500          449
    Winnebago Industries, Inc.                                        9,400          350
    Superior Industries International, Inc.                          10,300          345
    Gentex Corp.                                                      6,800          270
*   Continental Airlines, Inc. Class B                               22,100          251
*   Mesa Air Group Inc.                                              30,200          244
*   Navistar International Corp.                                      6,000          233
    Visteon Corp.                                                    17,800          208
*   Atlantic Coast Airlines Holdings Inc.                            26,600          153
*   Gulfmark Offshore, Inc.                                           7,800          123
    Lear Corp.                                                        1,500           88
                                                                               ---------
                                                                                  28,442
                                                                               ---------
Consumer Discretionary (26.3%)
    Advertising Agencies (1.1%)
*   ValueClick, Inc.                                                343,300        4,113
*   Marchex, Inc.                                                   170,000        1,897
    Harte-Hanks, Inc.                                                24,300          593
*   Catalina Marketing Corp.                                         23,000          421
*   Ventiv Health, Inc.                                               6,300           98
    Cable Television Services (0.3%)
*   Insight Communications Co., Inc.                                225,900        2,092
    Casinos & Gambling (0.8%)
*   Scientific Games Corp.                                           75,000        1,436
    Mandalay Resort Group                                            18,400        1,263
    Station Casinos, Inc.                                            16,300          789
*   Argosy Gaming Co.                                                19,700          741
    GTECH Holdings Corp.                                             12,100          560
*   Caesars Entertainment, Inc.                                      35,100          527
*   Isle of Capri Casinos, Inc.                                      13,400          234
    Ameristar Casinos, Inc.                                           5,300          178
    Commercial Information Services (0.8%)
*   Ask Jeeves, Inc.                                                 84,500        3,298
*   LookSmart, Ltd.                                                 800,000        1,736
*   Arbitron Inc.                                                     8,700          318
    Consumer Electronics (1.0%)
*   iVillage Inc.                                                   360,100        2,287
    Harman International Industries, Inc.                            24,000        2,184
*   NetFlix.com, Inc.                                                43,000        1,546
*   Activision, Inc.                                                 49,800          792
    Consumer Products (0.3%)
    Alberto-Culver Co. Class B                                       11,600          582
    Blyth, Inc.                                                      11,200          386
    Tupperware Corp.                                                 17,000  $       330
    The Nautilus Group, Inc.                                         13,950          272
    Matthews International Corp.                                      7,600          250
    Oakley, Inc.                                                     18,400          238
    The Topps Co., Inc.                                              20,000          194
    Cosmetics (0.7%)
*   Helen of Troy Ltd.                                              113,500        4,185
    Nu Skin Enterprises, Inc.                                        11,100          281
    Education--Services (1.3%)
*   Education Management Corp.                                       77,200        2,537
*   Career Education Corp.                                           26,900        1,226
*   ITT Educational Services, Inc.                                   30,200        1,148
*   Bright Horizons Family Solutions, Inc.                           20,000        1,072
*   Corinthian Colleges, Inc.                                        35,700          883
*   DeVry, Inc.                                                      24,100          661
*   Laureate Education Inc.                                          14,700          562
    Strayer Education, Inc.                                           3,600          402
*   Princeton Review, Inc.                                           51,000          386
    Electrical--Household Appliances (0.1%)
    Maytag Corp.                                                     20,600          505
    Entertainment
    Movie Gallery, Inc.                                              15,600          305
    Funeral Parlors & Cemeteries (0.1%)
*   Service Corp. International                                      51,800          382
    Hotel/Motel (0.3%)
    Intrawest Corp.                                                  75,200        1,199
*   Orbitz, Inc.                                                     28,000          605
    Household Equipment & Products
    The Stanley Works                                                 7,000          319
    Household Furnishings (1.1%)
*   Select Comfort Corp.                                            137,100        3,894
    Furniture Brands International Inc.                              60,500        1,516
*   Kirkland's, Inc.                                                 84,000        1,002
    Ethan Allen Interiors, Inc.                                       8,400          302
    American Woodmark Corp.                                           3,900          233
    Stanley Furniture Co., Inc.                                       3,900          164
    Jewelry Watches & Gems (0.2%)
*   Fossil, Inc.                                                     30,600          834
    Tiffany & Co.                                                    12,000          442
    Leisure Time (0.5%)
*   West Marine, Inc.                                               108,000        2,900
    SCP Pool Corp.                                                   15,075          678
    Radio & Television Broadcasters (0.2%)
*   Radio One, Inc. Class D                                          38,000          608
*   Entercom Communications Corp.                                    16,000          597
    Rent & Lease Services--Consumer (0.1%)
*   Rent-A-Center, Inc.                                              24,600          736

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

----------------------------------------------------------------------------------------
                                                                                  Market
                                                                                  Value^
Small Company Growth Portfolio                                       Shares        (000)
----------------------------------------------------------------------------------------
    Restaurants (1.0%)
    Applebee's International, Inc.                                   44,100  $     1,015
*   CEC Entertainment Inc.                                           27,500          812
*   Chicago Pizza & Brewery, Inc.                                    50,500          768
*   California Pizza Kitchen, Inc.                                   39,900          764
    Outback Steakhouse                                               17,400          720
    Ruby Tuesday, Inc.                                               19,100          524
*   Sonic Corp.                                                      18,600          423
*   The Cheesecake Factory                                           10,400          414
*   Brinker International, Inc.                                      10,300          351
    CBRL Group, Inc.                                                  9,500          293
*   Papa John's International, Inc.                                   8,400          248
*   Jack in the Box Inc.                                              7,000          208
*   Krispy Kreme Doughnuts, Inc.                                     10,700          204
*   Ryan's Restaurant Group, Inc.                                     4,100           65
    Retail (9.0%)
*   Chico's FAS, Inc.                                               154,800        6,991
*   MarineMax, Inc.                                                 180,000        5,162
*   Hibbett Sporting Goods, Inc.                                    173,225        4,738
*   Urban Outfitters, Inc.                                           61,300        3,734
    MSC Industrial Direct Co., Inc. Class A                         103,900        3,412
    Fred's, Inc.                                                    121,000        2,673
*   Hot Topic, Inc.                                                 121,700        2,494
    Nordstrom, Inc.                                                  53,500        2,280
    Claire's Stores, Inc.                                           103,200        2,239
*   O'Reilly Automotive, Inc.                                        41,200        1,862
*   Electronics Boutique Holdings Corp.                              67,700        1,783
*   Tuesday Morning Corp.                                            56,000        1,624
*   Too Inc.                                                         88,500        1,478
*   AnnTaylor Stores Corp.                                           50,400        1,460
    Fastenal Co.                                                     23,400        1,330
*   Gymboree Corp.                                                   84,000        1,290
*   FreeMarkets, Inc.                                               178,400        1,163
    Foot Locker, Inc.                                                37,000          901
*   Aeropostale, Inc.                                                33,450          900
    Abercrombie & Fitch Co.                                          22,900          887
    Ross Stores, Inc.                                                32,400          867
*   Advance Auto Parts, Inc.                                         18,800          830
*   Pacific Sunwear of California, Inc.                              37,775          739
*   Big 5 Sporting Goods Corp.                                       26,000          681
*   Fisher Scientific International Inc.                             10,400          601
*   Priceline.com, Inc.                                              22,000          592
    PETsMART, Inc.                                                   17,300          561
    The Neiman Marcus Group, Inc. Class A                             9,700          540
*   American Eagle Outfitters, Inc.                                  17,500          506
*   CarMax, Inc.                                                     20,500          448
*   bebe stores, inc.                                                21,750          435
*   Dick's Sporting Goods, Inc.                                      13,000          434
*   BJ's Wholesale Club, Inc.                                        17,100          427
*   The Children's Place Retail Stores, Inc.                         18,100          426
*   A.C. Moore Arts & Crafts, Inc.                                   15,000          413
    Pier 1 Imports Inc.                                              22,300          394
*   Global Imaging Systems, Inc.                                     10,500          385
*   Jos. A. Bank Clothiers, Inc.                                     11,400          358
*   Men's Wearhouse, Inc.                                            13,100          346
*   Insight Enterprises, Inc.                                        18,100          321
*   Sharper Image Corp.                                               8,800          276
*   United Natural Foods, Inc.                                        8,900          257
*   Dollar Tree Stores, Inc.                                          9,000          247
*   Genesco, Inc.                                                     9,300          220
    The Buckle, Inc.                                                  6,900          195
*   CSK Auto Corp.                                                   10,000          171
*   Tractor Supply Co.                                                3,300          138
*   1-800 CONTACTS, Inc.                                              5,600           83
    Services--Commercial (4.7%)
    The Corporate Executive Board Co.                                86,400  $     4,993
*   MPS Group, Inc.                                                 326,700        3,960
*   CoStar Group, Inc.                                               70,000        3,215
*   Monro Muffler Brake, Inc.                                       126,950        3,080
*   Forrester Research, Inc.                                        127,000        2,369
*   Coinstar, Inc.                                                   92,000        2,021
*   Wireless Facilities, Inc.                                       191,000        1,878
*   Labor Ready, Inc.                                                97,900        1,517
*   Resources Connection, Inc.                                       29,000        1,134
    Regis Corp.                                                      17,800          794
*   Getty Images, Inc.                                               13,200          792
*   Iron Mountain, Inc.                                              13,000          627
    Manpower Inc.                                                    12,100          614
*   Tetra Tech, Inc.                                                 33,000          539
    The Brink's Co.                                                  15,200          521
*   Advisory Board Co.                                               14,500          516
*   Copart, Inc.                                                     15,700          419
    Robert Half International, Inc.                                  13,500          402
    Aramark Corp. Class B                                            13,900          400
*   Monster Worldwide Inc.                                           14,700          378
*   West Corp.                                                       13,000          340
*   MAXIMUS, Inc.                                                     8,400          298
*   Convergys Corp.                                                  18,000          277
    The Pep Boys (Manny, Moe & Jack)                                 10,800          274
*   Pre-Paid Legal Services, Inc.                                     9,800          234
*   Teletech Holdings Inc.                                           25,100          220
    Startek, Inc.                                                     4,600          165
    Shoes (0.3%)
*   Timberland Co.                                                    8,400          543
*   Finish Line, Inc.                                                12,000          362
    K-Swiss, Inc.                                                    16,000          323
    Kenneth Cole Productions, Inc.                                    6,300          216
*   Skechers U.S.A., Inc.                                            14,500          189
*   Steven Madden, Ltd.                                               8,100          162
*   Vans, Inc.                                                        6,600          136
    Textile--Apparel Manufacturing (1.5%)
*   Quiksilver, Inc.                                                177,900        4,236
    Phillips-Van Heusen Corp.                                       167,100        3,217
*   The Warnaco Group, Inc.                                          33,000          702
*   Columbia Sportswear Co.                                          12,400          677
*   Guess ?, Inc.                                                    42,000          676
    Oxford Industries, Inc.                                          10,500          457
    Wholesalers & International Trade (0.4%)
*   Central Euro Distribution Corp.                                  99,950        2,590
    Wholesalers (0.5%)
*   LKQ Corp.                                                       115,600        2,142
*   Tech Data Corp.                                                  17,500          685
*   United Stationers, Inc.                                           9,900          393
*   Brightpoint, Inc.                                                 4,000           55
                                                                              ----------
                                                                                 176,758
                                                                              ----------
Consumer Staples (0.3%)
    SuperValu Inc.                                                   28,000          857
    Sanderson Farms, Inc.                                             8,300          445
*   NBTY, Inc.                                                       12,300          362
    Universal Corp. (VA)                                              3,400          173
    Nature's Sunshine Inc.                                           10,700          152
    PepsiAmericas, Inc.                                               4,500           96
                                                                              ----------
                                                                                   2,085
                                                                              ----------

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

----------------------------------------------------------------------------------------
                                                                                  Market
                                                                                  Value^
Small Company Growth Portfolio                                       Shares        (000)
----------------------------------------------------------------------------------------
Financial Services (7.7%)
*   Alliance Data Systems Corp.                                     178,800  $     7,554
*   Dun & Bradstreet Corp.                                           90,800        4,895
    Friedman, Billings, Ramsey Group, Inc. REIT                     140,600        2,782
*   Euronet Worldwide, Inc.                                         107,700        2,491
    Jefferies Group, Inc.                                            73,200        2,263
    Highland Hospitality Corp.                                      216,700        2,178
    Equity Inns, Inc. REIT                                          225,300        2,093
    First Albany Companies Inc.                                     175,800        1,765
    Prentiss Properties Trust REIT                                   51,800        1,736
    Ashford Hospitality Trust                                       200,000        1,670
    Regency Centers Corp. REIT                                       36,000        1,544
    Commerce Bancorp, Inc.                                           23,800        1,309
*   E*TRADE Financial Corp.                                         103,700        1,156
    Glenborough Realty Trust, Inc. REIT                              62,600        1,149
*   Tradestation Group Inc.                                         150,000        1,079
*   AmeriCredit Corp.                                                54,400        1,062
    Investors Financial Services Corp.                               18,200          793
    Phoenix Cos., Inc.                                               63,200          774
    Brown & Brown, Inc.                                              14,300          616
*   Knight Trading Group, Inc.                                       61,500          616
    Cullen/Frost Bankers, Inc.                                       13,500          604
*   Allmerica Financial Corp.                                        17,500          591
    FactSet Research Systems Inc.                                    12,300          581
    The Chicago Mercantile Exchange                                   4,000          577
*   Affiliated Managers Group, Inc.                                  11,100          559
*   Providian Financial Corp.                                        32,800          481
    Flagstar Bancorp, Inc.                                           23,500          467
    SEI Corp.                                                        14,800          430
    Federated Investors, Inc.                                        14,000          425
*   CompuCredit Corp.                                                24,000          415
    Global Payments Inc.                                              9,100          410
*   Commercial Capital Bancorp, Inc.                                 22,900          398
    Student Loan Corp.                                                2,700          369
    New Century Financial Corp.                                       7,850          368
    WFS Financial, Inc.                                               7,300          361
    City National Corp.                                               5,300          348
*   BISYS Group, Inc.                                                24,000          337
    Bank of Hawaii Corp.                                              7,000          317
    Community First Bankshares, Inc.                                  9,700          312
    AmerUs Group Co.                                                  6,600          273
    East West Bancorp, Inc.                                           8,800          270
    Impac Mortgage Holdings, Inc. REIT                               11,700          263
*   Accredited Home Lenders Holding Co.                               8,700          245
*   HealthExtras, Inc.                                               14,500          240
    Hudson United Bancorp                                             6,400          239
    Arthur J. Gallagher & Co.                                         7,700          234
    Independent Bank Corp. (MA)                                       7,600          220
*   World Acceptance Corp.                                           12,000          220
*   Triad Guaranty, Inc.                                              3,700          215
    First American Corp.                                              8,300          215
    Zenith National Insurance Corp.                                   4,400          214
*   Jones Lang Lasalle Inc.                                           7,800          211
    GATX Corp.                                                        7,700          209
    Independent Bank Corp. (MI)                                       7,693          195
    Irwin Financial Corp.                                             7,100          187
    LandAmerica Financial Group, Inc.                                 4,100          160
    John H. Harland Co.                                               4,700          138
    Westamerica Bancorporation                                        2,500          131
    Unitrin, Inc.                                                     2,300           98
    Conseco, Inc.                                                       284            6
                                                                             -----------
                                                                                  52,058
                                                                             -----------
Health Care (18.3%)
*   ImClone Systems, Inc.                                            84,800        7,275
    Bausch & Lomb, Inc.                                             102,700        6,683
    Mentor Corp.                                                    164,537  $     5,642
*   Henry Schein, Inc.                                               79,300        5,007
    Arrow International, Inc.                                       159,200        4,763
*   Sepracor Inc.                                                    90,000        4,761
    Cooper Cos., Inc.                                                69,700        4,403
*   Axcan Pharma Inc.                                               200,900        4,239
*   Orthofix International NV                                        75,000        3,205
*   Orthovita, Inc.                                                 581,700        2,990
*   CV Therapeutics, Inc.                                           156,200        2,618
*   Protein Design Labs, Inc.                                       135,500        2,592
*   Medarex, Inc.                                                   342,800        2,499
*   Human Genome Sciences, Inc.                                     214,200        2,491
*   Nektar Therapeutics                                             120,000        2,395
*   Ocular Sciences, Inc.                                            61,700        2,345
*   Beverly Enterprises, Inc.                                       252,400        2,171
*   Axonyx Inc.                                                     403,200        2,113
*   Advanced Medical Optics, Inc.                                    48,700        2,073
*   Kensey Nash Corp.                                                58,400        2,015
*   Hologic, Inc.                                                    83,400        1,939
*   Caliper Life Sciences, Inc.                                     371,400        1,727
*   CONMED Corp.                                                     62,000        1,699
*   Psychiatric Solutions, Inc.                                      68,000        1,695
*   illumina, Inc.                                                  225,000        1,429
*   Transkaryotic Therapies, Inc.                                    93,200        1,394
*   Coventry Health Care Inc.                                        28,050        1,372
*   Andrx Group                                                      47,200        1,318
*   Eon Labs, Inc.                                                   30,800        1,261
*   Vertex Pharmaceuticals, Inc.                                    113,900        1,235
*   eResearch Technology, Inc.                                       42,525        1,191
*   Affymetrix, Inc.                                                 35,900        1,175
*   VaxGen, Inc.                                                     80,000        1,133
*   BioCryst Pharmaceuticals, Inc.                                  160,000        1,104
*   DaVita, Inc.                                                     35,550        1,096
*   Exactech, Inc.                                                   50,000        1,085
*   Cubist Pharmaceuticals, Inc.                                     90,000          999
*   Patterson Dental Co.                                             11,700          895
*   Invitrogen Corp.                                                 12,300          885
*   Sierra Health Services, Inc.                                     19,200          858
*   Rita Medical Systems, Inc.                                      200,000          852
*   Cerner Corp.                                                     18,200          811
*   Adolor Corp.                                                     60,000          761
*   United Surgical Partners International, Inc.                     19,200          758
*   Humana Inc.                                                      43,800          740
*   Cytyc Corp.                                                      26,900          682
*   MIM Corp.                                                        75,000          653
*   Myogen, Inc.                                                     81,900          636
*   NeighborCare Inc.                                                19,500          611
    Valeant Pharmaceuticals International                            30,400          608
*   MGI Pharma, Inc.                                                 22,000          594
*   IDEXX Laboratories Corp.                                          9,100          573
*   Renal Care Group, Inc.                                           17,050          565
*   Regeneron Pharmaceuticals, Inc.                                  52,900          557
*   Dade Behring Holdings Inc.                                       11,700          556
*   Kindred Healthcare, Inc.                                         20,800          548
*   Pediatrix Medical Group, Inc.                                     7,800          545
    Universal Health Services Class B                                11,600          532
*   LifePoint Hospitals, Inc.                                        14,200          529
*   Techne Corp.                                                     12,100          526
    Beckman Coulter, Inc.                                             8,500          519
*   Kos Pharmaceuticals, Inc.                                        15,200          501
    Select Medical Corp.                                             36,800          494
*   Lincare Holdings, Inc.                                           14,500          476
    Oxford Health Plans, Inc.                                         8,600          473
*   Advanced Neuromodulation Systems, Inc.                           14,000          459
*   Tularik, Inc.                                                    17,900          444

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

----------------------------------------------------------------------------------------
                                                                                  Market
                                                                                  Value^
Small Company Growth Portfolio                                       Shares        (000)
----------------------------------------------------------------------------------------
*   ResMed Inc.                                                       8,200  $       418
    PolyMedica Corp.                                                 12,600          391
    DENTSPLY International Inc.                                       7,400          386
*   Apogent Technologies Inc.                                        11,400          365
*   Laserscope                                                       13,000          358
*   First Health Group Corp.                                         22,700          354
*   Chattem, Inc.                                                    12,100          349
    Invacare Corp.                                                    7,700          344
*   PAR Pharmaceutical Cos. Inc.                                      9,700          342
*   Align Technology, Inc.                                           17,900          340
*   First Horizon Pharmaceutical Corp.                               17,800          336
*   Priority Healthcare Corp. Class B                                14,400          330
*   Kyphon Inc.                                                      11,400          321
*   AMERIGROUP Corp.                                                  6,500          320
*   PRAECIS Pharmaceuticals Inc.                                     80,000          304
*   InKine Pharmaceutical Co., Inc.                                  75,000          290
*   Charles River Laboratories, Inc.                                  5,900          288
*   Salix Pharmaceuticals, Ltd.                                       8,700          287
*   Forbes Medi-Tech Inc.                                           109,100          279
*   Renovis, Inc.                                                    30,000          275
*   Community Health Systems, Inc.                                    9,900          265
*   VCA Antech, Inc.                                                  5,800          260
*   Bradley Pharmaceuticals, Inc.                                     9,300          259
*   Penwest Pharmaceuticals Co.                                      20,000          256
*   Aspect Medical Systems, Inc.                                     12,300          227
*   Sybron Dental Specialties, Inc.                                   6,700          200
*   American Medical Systems Holdings, Inc.                           5,800          195
*   Enzon Pharmaceuticals, Inc.                                      13,400          171
*   ArthroCare Corp.                                                  5,400          157
*   CorVel Corp.                                                      5,200          147
*   Hanger Orthopedic Group, Inc.                                    12,200          143
    Hooper Holmes, Inc.                                              22,400          129
*   Possis Medical Inc.                                               3,700          126
*   Sirna Therapeutics, Inc.                                         41,500          122
*   LCA-Vision Inc.                                                   3,500          102
*   Province Healthcare Co.                                           5,700           98
*   Albany Molecular Research, Inc.                                   7,200           93
*   Odyssey Healthcare, Inc.                                             76            1
                                                                             -----------
                                                                                 123,401
                                                                             -----------
Materials & Processing (4.0%)
*   Maverick Tube Corp.                                             198,500        5,213
    Watsco, Inc.                                                    153,000        4,295
    Hughes Supply, Inc.                                              68,500        4,037
*   Dycom Industries, Inc.                                           62,700        1,756
    Chicago Bridge & Iron Co. NV                                     62,300        1,735
*   URS Corp.                                                        37,500        1,028
*   FMC Corp.                                                        17,000          733
    Louisiana-Pacific Corp.                                          30,900          731
*   Energizer Holdings, Inc.                                         16,000          720
    Temple-Inland Inc.                                               10,100          699
*   Steel Dynamics, Inc.                                             21,900          627
    Ball Corp.                                                        8,600          620
*   Cleveland-Cliffs Inc.                                             8,700          491
*   Ceradyne, Inc.                                                   13,550          485
*   Armor Holdings, Inc.                                             13,400          456
*   Jacobs Engineering Group Inc.                                    11,500          453
    Simpson Manufacturing Co.                                         7,500          421
*   EMCOR Group, Inc.                                                 9,000          396
*   Integrated Electrical Services, Inc.                             46,000          370
*   OM Group, Inc.                                                    8,700          287
    The St. Joe Co.                                                   6,600          262
    Commercial Metals Co.                                             7,900          256
*   Rogers Corp.                                                      2,900          203
    Florida Rock Industries, Inc.                                     4,650          196
    Allegheny Technologies Inc.                                       9,900          179
    York International Corp.                                          4,200  $       172
*   DHB Industries, Inc.                                             11,300          172
*   Oregon Steel Mills, Inc.                                          6,300           93
*   Griffon Corp.                                                     3,900           87
*   GrafTech International Ltd.                                       3,100           32
                                                                             -----------
                                                                                  27,205
                                                                             -----------
Other Energy (3.6%)
*   Unit Corp.                                                      110,800        3,485
*   Cal Dive International, Inc.                                    105,000        3,184
*   Denbury Resources, Inc.                                         127,500        2,671
    CARBO Ceramics Inc.                                              34,100        2,327
    St. Mary Land & Exploration Co.                                  61,000        2,175
    Patterson-UTI Energy, Inc.                                       50,600        1,691
*   Smith International, Inc.                                        28,000        1,561
    Sunoco, Inc.                                                     14,700          935
*   Key Energy Services, Inc.                                        99,000          935
    Chesapeake Energy Corp.                                          55,400          815
*   Newfield Exploration Co.                                         13,800          769
    Arch Coal, Inc.                                                  18,500          677
    Kerr-McGee Corp.                                                 12,070          649
    Vintage Petroleum, Inc.                                          26,500          450
*   Swift Energy Co.                                                 15,800          349
*   Prima Energy Corp.                                                7,300          289
*   Stone Energy Corp.                                                6,100          279
*   Plains Exploration & Production Co.                              14,200          261
*   Plug Power, Inc.                                                 25,111          188
*   Houston Exploration Co.                                           2,900          150
*   Matrix Service Co.                                               11,700          107
                                                                             -----------
                                                                                  23,947
                                                                             -----------
Producer Durables (5.6%)
*   Plantronics, Inc.                                               105,100        4,425
    Garmin Ltd.                                                      87,200        3,230
*   Mettler-Toledo International Inc.                                60,400        2,968
*   MKS Instruments, Inc.                                           112,500        2,567
    Lindsay Manufacturing Co.                                        99,050        2,379
*   Applied Films Corp.                                              75,700        2,197
*   DuPont Photomasks, Inc.                                         100,000        2,033
*   Photronics Inc.                                                  82,900        1,570
*   Zygo Corp.                                                      104,500        1,169
    Engineered Support Systems, Inc.                                 17,225        1,008
*   Toll Brothers, Inc.                                              23,600          999
*   Polycom, Inc.                                                    43,800          982
*   NVR, Inc.                                                         1,900          920
*   LAM Research Corp.                                               31,000          831
    Tektronix, Inc.                                                  23,300          793
    Cummins Inc.                                                     11,600          725
*   Rayovac Corp.                                                    22,100          621
    Donaldson Co., Inc.                                              18,400          539
*   Hovnanian Enterprises Inc. Class A                               14,400          500
*   Meritage Corp.                                                    7,100          488
    MDC Holdings, Inc.                                                7,480          476
    Joy Global Inc.                                                  14,300          428
*   Dionex Corp.                                                      7,700          425
*   LTX Corp.                                                        38,600          417
*   United Defense Industries Inc.                                   11,700          410
*   Kulicke & Soffa Industries, Inc.                                 36,800          403
*   Metrologic Instruments, Inc.                                     20,200          403
*   Rudolph Technologies, Inc.                                       20,000          364
    Briggs & Stratton Corp.                                           4,000          353
    The Manitowoc Co., Inc.                                           9,800          332
*   C-COR Electronics, Inc.                                          31,700          326
    Goodrich Corp.                                                    9,100          294
*   Brooks Automation, Inc.                                          14,000          282
*   Photon Dynamics, Inc.                                             8,000          281
*   Veeco Instruments, Inc.                                           9,000          232

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

----------------------------------------------------------------------------------------
                                                                                  Market
                                                                                  Value^
Small Company Growth Portfolio                                       Shares        (000)
----------------------------------------------------------------------------------------
    Ametek, Inc.                                                      7,400  $       229
    Helix Technology Corp.                                            9,400          201
    CTS Corp.                                                        15,200          183
*   Palm Harbor Homes, Inc.                                          10,000          177
*   American Tower Corp. Class A                                     10,300          156
*   General Cable Corp.                                              18,000          154
*   Technitrol, Inc.                                                  6,100          134
    C & D Technologies, Inc.                                          7,400          132
*   Ultratech, Inc.                                                   6,400          104
    Applied Signal Technology, Inc.                                   1,200           42
                                                                             -----------
                                                                                  37,882
                                                                             -----------
Technology (20.3%)
    Communications Technology (5.5%)
*   Foundry Networks, Inc.                                          381,300        5,365
*   WebEx Communications, Inc.                                      184,400        4,013
    ADTRAN Inc.                                                     108,300        3,614
*   Brocade Communications Systems, Inc.                            561,500        3,358
*   SeaChange International, Inc.                                   197,000        3,325
*   TIBCO Software Inc.                                             344,500        2,911
*   Inet Technologies, Inc.                                         196,500        2,450
*   Novatel Wireless, Inc.                                           64,000        1,696
    Inter-Tel, Inc.                                                  59,700        1,491
*   NCR Corp.                                                        29,100        1,443
*   Ulticom, Inc.                                                    95,600        1,119
*   Sycamore Networks, Inc.                                         241,400        1,021
*   Net2Phone, Inc.                                                 171,900          779
*   Stratex Networks, Inc.                                          260,500          768
*   Netopia, Inc.                                                   110,000          726
*   Avaya Inc.                                                       43,100          680
    Harris Corp.                                                      8,400          426
    Scientific-Atlanta, Inc.                                         11,700          404
    Black Box Corp.                                                   6,900          326
*   Ditech Communications Corp.                                      13,800          322
*   Extreme Networks, Inc.                                           44,100          243
*   3Com Corp.                                                       37,200          233
*   InterVoice, Inc.                                                 20,100          231
*   ViaSat, Inc.                                                      5,500          137
    Computer Services Software & Systems (6.7%)
*   Red Hat, Inc.                                                   194,600        4,470
*   Jupitermedia Corp.                                              286,600        4,058
*   Akamai Technologies, Inc.                                       213,600        3,834
*   MapInfo Corp.                                                   290,000        3,074
*   CACI International, Inc. Class A                                 65,800        2,661
*   Embarcadero Technologies, Inc.                                  204,000        2,521
*   Open Text Corp.                                                  75,000        2,393
*   Digitas Inc.                                                    216,000        2,382
*   Sapient Corp.                                                   361,000        2,170
*   Cadence Design Systems, Inc.                                    109,900        1,608
*   ManTech International Corp. Class A                              85,000        1,595
*   F5 Networks, Inc.                                                49,500        1,311
*   MICROS Systems, Inc.                                             25,000        1,199
*   Concur Technologies, Inc.                                       110,000        1,177
    SS&C Technologies, Inc.                                          60,000        1,122
*   Cognizant Technology Solutions Corp.                             41,000        1,042
*   At Road, Inc.                                                   130,900        1,001
    Autodesk, Inc.                                                   19,200          822
*   Anteon International Corp.                                       21,200          692
*   Transaction Systems Architects, Inc.                             30,000          646
*   Electronics for Imaging, Inc.                                    21,100          596
*   Websense, Inc.                                                   12,100          450
*   Digital River, Inc.                                              13,600          444
*   PC-Tel, Inc.                                                     35,000          413
*   Dendrite International, Inc.                                     21,000          390
*   Packeteer, Inc.                                                  23,000          371
*   MicroStrategy Inc.                                                8,500  $       363
*   Tyler Technologies, Inc.                                         35,000          331
*   eCollege.com Inc.                                                20,000          320
*   Internet Security Systems, Inc.                                  17,200          264
*   Novell, Inc.                                                     28,500          239
*   Compuware Corp.                                                  35,800          236
*   Wind River Systems Inc.                                          19,200          226
*   ANSYS, Inc.                                                       4,100          193
    Reynolds & Reynolds Class A                                       7,800          180
*   SPSS, Inc.                                                        8,500          153
    Syntel, Inc.                                                      6,800          113
*   Manugistics Group, Inc.                                           7,800           26
    Computer Technology (2.5%)
*   Maxtor Corp.                                                    645,220        4,278
*   Western Digital Corp.                                           375,000        3,248
*   Cray Inc.                                                       380,300        2,518
*   Hutchinson Technology, Inc.                                     $89,000        2,189
*   Mobility Electronics, Inc.                                      169,500        1,427
*   Network Engines, Inc.                                           250,000          680
*   RSA Security Inc.                                                26,800          549
*   UNOVA, Inc.                                                      20,600          417
*   Advanced Digital Information Corp.                               41,200          400
*   RadiSys Corp.                                                    16,400          305
*   Lexar Media, Inc.                                                37,404          250
*   Trident Microsystems, Inc.                                       19,450          218
*   SanDisk Corp.                                                     1,500           33
    Electrical & Electronics (0.6%)
*   Universal Display Corp.                                         212,600        2,283
*   Power Integrations, Inc.                                         58,400        1,454
    Electronics (1.3%)
*   FLIR Systems, Inc.                                              100,600        5,523
*   Amphenol Corp.                                                   31,400        1,046
*   Sanmina-SCI Corp.                                               114,800        1,045
*   Avid Technology, Inc.                                            11,000          600
*   Vishay Intertechnology, Inc.                                     23,100          429
*   Semtech Corp.                                                     3,300           78
    Electronics--Semiconductors/Components (3.0%)
*   Artisan Components, Inc.                                        128,500        3,315
*   Silicon Laboratories Inc.                                        69,900        3,240
*   DSP Group Inc.                                                   85,500        2,329
*   FormFactor Inc.                                                  63,400        1,423
*   PMC Sierra Inc.                                                  85,300        1,224
*   Avnet, Inc.                                                      39,000          885
*   Cypress Semiconductor Corp.                                      61,700          876
*   Atmel Corp.                                                     122,300          724
*   Silicon Storage Technology, Inc.                                 60,200          620
*   Advanced Micro Devices, Inc.                                     36,800          585
*   Microsemi Corp.                                                  36,800          523
*   Arrow Electronics, Inc.                                          18,400          493
*   Pixelworks, Inc.                                                 28,300          434
*   Siliconix, Inc.                                                   8,300          412
*   LSI Logic Corp.                                                  51,300          391
*   OmniVision Technologies, Inc.                                    23,600          376
*   Xicor, Inc.                                                      23,000          348
*   International Rectifier Corp.                                     8,200          340
*   Integrated Silicon Solution, Inc.                                27,700          338
*   ChipPAC, Inc.                                                    47,900          300
*   ON Semiconductor Corp.                                           55,200          277
*   Amkor Technology, Inc.                                           32,900          269
*   ESS Technology, Inc.                                             22,200          238
*   Cirrus Logic                                                     39,000          234

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

----------------------------------------------------------------------------------------
                                                                                  Market
                                                                                  Value^
Small Company Growth Portfolio                                       Shares        (000)
----------------------------------------------------------------------------------------
*   Merix Corp.                                                      14,800  $       168
*   TriQuint Semiconductor, Inc.                                     28,100          153
    Electronics--Technology (0.7%)
*   Trimble Navigation Ltd.                                         124,467        3,459
    PerkinElmer, Inc.                                                29,700          595
*   ScanSource, Inc.                                                  7,800          463
*   Herley Industries Inc.                                            5,300          104
                                                                             -----------
                                                                                 136,273
                                                                             -----------
Utilities (1.8%)
*   Nextel Partners, Inc. Class A                                   355,300        5,656
*   General Communication, Inc. Class A                             312,400        2,480
*   NTL Inc.                                                         16,100          928
*   NII Holdings Inc.                                                22,100          745
*   UnitedGlobalCom Inc. Class A                                     76,500          555
    Energen Corp.                                                    10,100          485
*   Western Wireless Corp. Class A                                   16,600          480
    Western Gas Resources, Inc.                                      10,400          338
*   Alamosa Holdings, Inc.                                           40,000          294
    DPL Inc.                                                         12,500          243
    UGI Corp. Holding Co.                                             4,050          130
                                                                             -----------
                                                                                  12,334
                                                                             -----------
Other (0.8%)
       Brunswick Corp.                                               93,100        3,798
*      Cott Corp.                                                    19,000          616
       SPX Corp.                                                     12,100          562
       Lancaster Colony Corp.                                         6,600          275
                                                                             -----------
                                                                                   5,251
                                                                             -----------
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $536,954)                                                                  625,636
----------------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (10.1%)(1)
----------------------------------------------------------------------------------------
Vanguard Index Participation
Equity Receipts--
Small-Cap Growth                                                    148,100        7,383
Small-Cap                                                            34,100        1,735
                                                                       Face
                                                                     Amount
                                                                      (000)
                                                                      -----
Federal National Mortgage Assn.
(2) 1.05%, 7/14/2004                                                $ 2,500        2,499
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
1.46%, 7/1/2004--Note F                                              14,841       14,841
1.47%, 7/1/2004                                                      41,468       41,468
----------------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
(Cost $67,962)                                                                    67,926
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.0%)
(Cost $604,916)                                                                  693,562
----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.0%)
----------------------------------------------------------------------------------------
Other Assets--Note C                                                              11,632
Liabilities--Note F                                                             (31,792)
                                                                             -----------
                                                                                (20,160)
                                                                             -----------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  Market
                                                                                  Value^
                                                                                   (000)
----------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------
Applicable to 37,632,934 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                                       $673,402
========================================================================================
NET ASSET VALUE PER SHARE                                                         $17.89
========================================================================================

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the portfolio’s effective common stock and temporary cash investment positions represent 96.4% and 6.6%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

----------------------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------
                                                                    Amount           Per
                                                                     (000)         Share
----------------------------------------------------------------------------------------
Paid-in Capital                                                   $570,549        $15.16
Accumulated Net Investment Losses                                  (1,377)         (.04)
Accumulated Net Realized Gains                                      15,162           .40
Unrealized Appreciation
Investment Securities                                               88,646          2.36
Futures Contracts                                                      422           .01
----------------------------------------------------------------------------------------
NET ASSETS                                                        $673,402        $17.89
========================================================================================

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

----------------------------------------------------------------------------------------
                                                          Small Company Growth Portfolio
                                                          Six Months Ended June 30, 2004
                                                                                   (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends                                                                          $ 439
Interest                                                                             237
Security Lending                                                                      80
----------------------------------------------------------------------------------------
Total Income                                                                         756
----------------------------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B
Basic Fee                                                                            546
Performance Adjustment                                                               202
The Vanguard Group--Note C
Management and Administrative                                                        787
Marketing and Distribution                                                            41
Custodian Fees                                                                        19
Shareholders' Reports                                                                 17
----------------------------------------------------------------------------------------
Total Expenses                                                                     1,612
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                       (856)
----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                                                        54,818
Futures Contracts                                                                    244
----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                          55,062
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities                                                           (18,185)
Futures Contracts                                                                   (30)
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)                                                                  (18,215)
----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                        $35,991
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------
                                                                           Small Company
                                                                        Growth Portfolio
                                                   Six Months Ended           Year Ended
                                                      June 30, 2004        Dec. 31, 2003
                                                              (000)                (000)
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income (Loss)                           $      (856)         $        417
Realized Net Gain (Loss)                                     55,062              (1,425)
Change in Unrealized Appreciation
(Depreciation)                                             (18,215)              166,923
----------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                    35,991              165,915
----------------------------------------------------------------------------------------
Distributions
Net Investment Income                                         (553)                 (95)
Realized Capital Gain                                            --                   --
----------------------------------------------------------------------------------------
Total Distributions                                           (553)                 (95)
----------------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                       69,287              149,858
Issued in Lieu of Cash Distributions                            553                   95
Redeemed                                                   (52,649)             (77,524)
----------------------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                                   17,191               72,429
----------------------------------------------------------------------------------------
Total Increase (Decrease)                                    52,629              238,249
----------------------------------------------------------------------------------------
Net Assets
Beginning of Period                                         620,773              382,524
----------------------------------------------------------------------------------------
End of Period                                              $673,402             $620,773
========================================================================================

1Shares Issued (Redeemed)
Issued                                                        3,924               10,397
Issued in Lieu of Cash Distributions                             32                    8
Redeemed                                                    (3,035)              (5,598)
----------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding                   921                4,807
========================================================================================

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Small Company Growth Portfolio

------------------------------------------------------------------------------------------------
                                              Year Ended    Oct. 1 to
For a Share Outstanding  Six Months Ended    December 31,     Dec. 31,  Year Ended September 30,
  Throughout Each Period    June 30, 2004    2003     2002      2001*      2001    2000     1999
------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period              $16.91  $11.99   $16.43     $13.26    $22.66  $12.87   $ 9.53
------------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income (Loss)       (.022)    .014       --        .01       .11     .17      .06
Net Realized and Unrealized
  Gain (Loss) on Investments        1.017   4.909   (3.80)       3.16    (3.40)    9.69     3.35
------------------------------------------------------------------------------------------------
Total from Investment Operations     .995   4.923   (3.80)       3.17    (3.29)    9.86     3.41
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net
  Investment Income                (.015)  (.003)    (.12)         --     (.17)   (.07)    (.06)
Distributions from Realized
  Capital Gains                        --      --    (.52)         --    (5.94)      --    (.01)
------------------------------------------------------------------------------------------------
Total Distributions                (.015)  (.003)   (0.64)         --    (6.11)   (.07)    (.07)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period     $17.89  $16.91   $11.99     $16.43    $13.26  $22.66   $12.87
================================================================================================

Total Return                        5.89%  41.07%  -24.03%     23.91%   -17.87%  76.97%   35.98%
================================================================================================

Ratios/Supplemental Data
Net Assets,
  End of Period (Millions)           $673    $621     $383       $494      $390    $480     $168
Ratio of Total Expenses to
  Average Net Assets**             0.50%+   0.55%    0.57%     0.51%+     0.50%   0.46%    0.49%
Ratio of Net Investment Income
  (Loss) to Average Net Assets   (0.26%)+   0.09%    0.05%     0.27%+     0.71%   0.98%    0.58%
Portfolio Turnover Rate              84%+     64%      58%        16%       73%    125%      85%
================================================================================================

*The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based advisory fee increases (decreases) of 0.06%, 0.08%, 0.07%, 0.04%, 0.05%, 0.04%, and 0.01%.
† Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The portfolio uses Russell 2000 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

3.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co. LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Growth Index for periods prior to May1, 2003, and their new benchmark, the Russell 2500 Growth Index, beginning May 1, 2003. The benchmark changes will be fully phased in by June 2006.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the portfolio’s average net assets before an increase of $202,000 (0.06%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $95,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2003, the portfolio had available realized losses of $39,406,000 to offset future net capital gains of $27,930,000 through December 31, 2010, and $11,476,000 through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2004; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $88,646,000, consisting of unrealized gains of $128,932,000 on securities that had risen in value since their purchase and $40,286,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                                (000)
                                                    ----------------------------
                                                     Aggregate        Unrealized
                                       Number of    Settlement      Appreciation
Futures Contracts                 Long Contracts         Value    (Depreciation)
Russell 2000 Index                            13       $ 3,850             $ 155
E-mini Russell 2000 Index                     38         2,251               101
S&P MidCap 400 Index                          27         8,211               166
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E.     During the six months ended June 30, 2004, the portfolio purchased $284,096,000 of investment securities and sold $254,546,000 of investment securities, other than temporary cash investments.

F.     The market value of securities on loan to broker/dealers at June 30, 2004, was $13,842,000, for which the portfolio held cash collateral of $14,841,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

VANGUARD® INTERNATIONAL PORTFOLIO

During the first half of 2004, the International Portfolio returned 4.0%—outpacing the average international fund, but trailing the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index—as global stock markets rallied, then stalled in the second half of the six-month period. Portfolio and benchmark returns are displayed in the table below. Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A STRONG START, BUT A WEAK FINISH

Like the U.S. stock market, international stock markets started the year strong, but then ran out of steam. The prospect of accelerating inflation and higher interest rates in the United States was one negative, especially for markets with strong currency and economic links to the United States. Rising rates also produced a stronger dollar, diminishing the value of local-currency returns for U.S. investors. Another important negative was the March 11 terrorist bombing in Madrid, which created a mood of anxiety in European markets.

-------------------------------------------------------------------
Total Returns                                      Six Months Ended
                                                      June 30, 2004
-------------------------------------------------------------------
International Portfolio                                        4.0%
MSCI EAFE Index                                                 4.6
Average International Fund*                                     3.6
MSCI All Country World Index ex USA                             4.1
-------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

Your portfolio’s return reflected these developments, hewing closely to index-level returns in Europe and in Japan, which dominates the Pacific region. ( Japan was far and away the best performer during the six-month period.) The modest shortfall between the return of the International Portfolio and that of the MSCI EAFE Index, its primary benchmark, was a result of the portfolio’s emerging-markets exposure (10% of assets at period-end). The returns of most emerging markets badly trailed those of their developed counterparts during the six months. In terms of industry sectors, Schroder Investment Management North America and Baillie Gifford Overseas—your portfolio’s investment advisors—enjoyed success with their selections among consumer discretionary industries (Toyota Motor and entertainment giant Vivendi Universal were notably strong performers) and in the information technology sector. Relatively weak returns from the portfolio’s holdings in the financials and industrials sectors were among the disappointments.

MAINTAIN PERSPECTIVE AND A PLAN

It’s important to remember that six-month results—good or bad—reveal much less about the portfolio than about the financial markets’ inherent restlessness. Over time, the International Portfolio’s disciplined strategy of seeking growth, while being conscious of price, has proved a good means of capturing the returns available from international stocks. For the ten years ended June 30, 2004, the portfolio returned an annualized 6.2%, compared with 4.1% for the MSCI EAFE Index.

A longer-term perspective suggests that the best response to the global markets’ short-term to-and-fros is to remain focused on an investment plan designed to help you meet your financial goals while allowing you to sleep at night. Vanguard has long advised that such a plan include allocations to stock, bond, and money market portfolios in proportions suited to your unique circumstances. The International Portfolio can provide additional diversification to such an asset mix, moderating the ups and downs of the overall returns.

Thank you for entrusting your assets to Vanguard.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

REPORT FROM THE ADVISOR

INTERNATIONAL PORTFOLIO

The International Portfolio returned 4.0% during the first six months of 2004, which was a little less than the 4.6% rise in the MSCI EAFE Index and better than the 3.6% advance of the average international fund. This letter addresses the approximately 80% of the portfolio that is managed by Schroder Investment Management North America. Baillie Gifford Overseas manages the remainder.

THE INVESTMENT BACKGROUND

For the most part, the bull market in foreign stocks and foreign currencies ran out of steam in the first two months of 2004; however, markets in some countries—like Japan—kept going until April, and the Australian market continues upward as I write (but not the local currency). As in the U.S. market, investors are asking whether this change marks a peak or is just a healthy consolidation. Interestingly, small companies continued to outperform large ones in the half-year, and value stocks still led growth stocks. In most regions, the only style bias that suggested a change in investors’ mood was the outperformance since the end of March of better-quality stocks (those with strong balance sheets) relative to those with weak balance sheets. As investors become more risk-averse, they tend to move into larger, better-quality companies with more-visible, less-cyclical growth prospects. At turning points in the financial markets, the picture is rarely clear, and we believe that time will reveal the picture that we expect to emerge. Bull markets don’t usually end when style biases change, and we have kept the portfolio fully invested, with a bias toward large, high-quality growth stocks with more visible prospects.

Investment Philosophy

The advisor believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.

OUR SUCCESSES

We built up the portfolio’s exposure to Japan, confident that high-quality Japanese stocks that underperformed significantly in 2003 were unsustainably cheap. In the first six months of 2004, this confidence began to bear fruit, with Japanese stocks, about 20% of the portfolio, being the best performers. We expect more of the same to come.

In the early months of the year, we adopted a more defensive policy, anticipating that the mood of investors would change sometime in 2004 as they anticipated rather more hostile economic conditions in 2005. Notably, we overweighted consumer staples stocks and underweighted financials stocks in the portfolio. In addition, we have for some time held a very cautious view of pharmaceutical stocks, particularly those in Europe. These three strategies and the portfolio’s sector exposure generally paid off during the half-year, and we believe that the portfolio is well positioned for the rest of the year.

OUR FAILURES

Although the portfolio’s Japanese stocks outperformed those in the MSCI Japan Index during the six months, we continued to avoid Japanese bank stocks, which rose another 20% over the period. We stuck to our view that there is no value to be found among the group.

We also largely stuck to our view that emerging-markets stocks were unreasonably cheap, typically trading at a 40% discount on a price/earnings basis to stocks in developed markets. This view helped the portfolio’s performance in 2003, but not in the first six months of 2004, when the portfolio gave back nearly all of the earlier gain. Consistent with the idea that financial markets have entered a period of risk-aversion, we reduced the portfolio’s exposure to emerging markets to 10%, but this position is still very important to the portfolio’s performance.

THE PORTFOLIO’S POSITIONING

We offset the portfolio’s risky positions in emerging markets with relatively defensive positions in developed countries. Although this may turn out to be a boring compromise, we believe that reasonably strong noninflationary economic growth in the global economy should be beneficial to both themes in the portfolio. Since this is the scenario that we expect, we face the future with confidence that the portfolio’s risk/return trade-off is correctly balanced.

Richard Foulkes, EXECUTIVE VICE PRESIDENT

SCHRODER INVESTMENT MANAGEMENT

NORTH AMERICA INC.

JULY 14, 2004

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

PORTFOLIO PROFILE

INTERNATIONAL PORTFOLIO
As of June 30, 2004

---------------------------------------------------------------------------------
Portfolio Characteristics
                                                          Comparative       Broad
                                          Portfolio            Index*     Index**
---------------------------------------------------------------------------------
Number of Stocks                                203             1,072       1,885
Turnover Rate                                  44%†                --          --
Expense Ratio                                0.42%†                --          --
Short-Term Reserves                              3%                --          --
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Volatility Measures
                                            Comparative                     Broad
                              Portfolio          Index*     Portfolio     Index**
---------------------------------------------------------------------------------
R-Squared                          0.96            1.00          0.97        1.00
Beta                               1.04            1.00          1.04        1.00
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)

Tesco PLC
(retail)                                                                     2.7%
Vodafone Group PLC
(cellular telecommunications)                                                 2.3
Shell Transport & Trading Co. PLC
(energy and utilities)                                                        2.0
Royal Bank of Scotland Group PLC
(banking)                                                                     1.9
Toyota Motor Corp.
(automotive and transport equipment)                                          1.8
East Japan Railway Co.
(transportation services)                                                     1.6
Samsung Electronics Co., Ltd.
(electronics)                                                                 1.6
Nestle SA (Registered)
(food, beverage, and tobacco)                                                 1.5
Mitsui & Co., Ltd.
(conglomerate)                                                                1.4
Ricoh Co.
(computer hardware)                                                           1.4
---------------------------------------------------------------------------------
Top Ten                                                                     18.2%
---------------------------------------------------------------------------------

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Allocation by Region

---------------------------------------------------------------------------------
Country Diversification††(% of portfolio)
                                                           Comparative      Broad
                                            Portfolio           Index*    Index**
---------------------------------------------------------------------------------
EUROPE
United Kingdom                                    26%              25%        21%
France                                             10                9          8
Switzerland                                         5                7          6
Italy                                               3                4          3
Germany                                             3                7          6
Sweden                                              3                2          2
Netherlands                                         3                5          4
Ireland                                             3                1          1
Finland                                             1                1          1
Spain                                               1                4          3
Denmark                                             0                1          1
Belgium                                             0                1          1
Norway                                              0                1          1
---------------------------------------------------------------------------------
Subtotal                                          58%              68%        58%
---------------------------------------------------------------------------------
PACIFIC
---------------------------------------------------------------------------------
Japan                                             23%              24%        20%
Hong Kong                                           3                2          1
Australia                                           2                5          4
Singapore                                           0                1          1
---------------------------------------------------------------------------------
Subtotal                                          28%              32%        26%
---------------------------------------------------------------------------------
EMERGING MARKETS
South Korea                                        4%               --         2%
Brazil                                              2               --          1
India                                               1               --          1
Russia                                              1               --          1
Taiwan                                              1               --          1
China                                               1               --          1
Indonesia                                           1               --          0
Israel                                              0               --          1
South Africa                                        0               --          1
Mexico                                              0               --          1
Malaysia                                            0               --          1
---------------------------------------------------------------------------------
Subtotal                                          11%               --        11%
---------------------------------------------------------------------------------
Other                                              --               --         5%
---------------------------------------------------------------------------------
Short-Term Reserves                                3%               --         --
---------------------------------------------------------------------------------
Total                                            100%             100%       100%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Sector Diversification (% of portfolio)
                                                           Comparative      Broad
                                            Portfolio           Index*    Index**
---------------------------------------------------------------------------------
Consumer Discretionary                            17%              14%        13%
Consumer Staples                                   12                9          8
Energy                                              8                8          9
Financials                                         18               26         26
Health Care                                         5                8          8
Industrials                                        14                9          9
Information Technology                             13                7          8
Materials                                           3                7          8
Telecommunication Services                          5                7          7
Utilities                                           2                5          4
---------------------------------------------------------------------------------
Short-Term Reserves                                3%               --         --
---------------------------------------------------------------------------------

*MSCI EAFE Index.
**MSCI All Country World Index ex USA.
 †Annualized.
††Country percentages exclude currency contracts held by the fund.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

PERFORMANCE SUMMARY

INTERNATIONAL PORTFOLIO
As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

*Six months ended June 30, 2004.
Note: See Financial Highlights table for dividend and capital gains information.

-------------------------------------------------------------------------------------
Average  Annual Total Returns for periods ended June 30, 2004
                                             One     Five         Ten Years
                        Inception Date      Year    Years   Capital    Income   Total
-------------------------------------------------------------------------------------
International Portfolio       6/3/1994    28.24%    1.28%     4.79%     1.45%   6.24%
-------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

ABOUT YOUR PORTFOLIO’S EXPENSES

INTERNATIONAL PORTFOLIO
As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
Six Months Ended June 30, 2004
                                    Beginning             Ending        Expenses
International                   Account Value      Account Value     Paid During
Portfolio                          12/31/2003          6/30/2004         Period*
--------------------------------------------------------------------------------
Based on
Actual Portfolio Return                $1,000             $1,040           $2.13
Based on
Hypothetical 5% Return                 $1,000             $1,048           $2.14
--------------------------------------------------------------------------------

*Expenses are equal to the portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

-------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                            Average
                                                      International
                                       Portfolio               Fund
-------------------------------------------------------------------
International Portfolio                    0.42%             1.76%*
-------------------------------------------------------------------

*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

FINANCIAL STATEMENTS (unaudited)
STATEMENT OF NET ASSETS

As of June 30, 2004

--------------------------------------------------------------------------------

                                                                          Market
                                                                          Value^
International Portfolio                                     Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.7%)(1)
--------------------------------------------------------------------------------
Australia (2.0%)
     BHP Billiton Ltd.                                     311,000   $     2,715
     Woolworths Ltd.                                       265,100         2,105
     National Australia Bank Ltd.                           72,000         1,497
     Commonwealth Bank of Australia                         37,000           840
     News Corp. Ltd. Pfd.                                   86,000           704
     Leighton Holdings Ltd.                                 62,000           393
                                                                     ------------
                                                                           8,254
                                                                     ------------
Austria (0.1%)
     Telekom Austria AG                                     29,000           443
                                                                     ------------
Belgium (0.2%)
     Groupe Bruxelles Lambert SA                            10,000           639
                                                                     ------------
Brazil (1.6%)
     Petrol Brasil Series A ADR                             96,200         2,424
     Companhia de Bebidas das Americas ADR                  51,349         1,031
     Itausa-Investimentos Itau SA                          887,000         1,031
     Companhia Vale do Rio Doce ADR                         21,800           852
     Tele Norte Leste Participacoes ADR                     49,700           632
     Brasil Telecom SA                                 152,000,000           559
     Uniao de Bancos Brasileiros SA                          2,404            48
                                                                     ------------
                                                                           6,577
                                                                     ------------
China (0.7%)
     China Petroleum & Chemical Corp.                    2,864,000         1,046
*    Ping An Insurance (Group)
     Company of China Limited                              646,000           878
     China Oilfield Services Ltd.                        2,686,000           766
     Zhejiang Expressway Co., Ltd.                         540,000           384
                                                                     ------------
                                                                           3,074
                                                                     ------------
Denmark (0.5%)
     Danske Bank A/S                                        83,720         1,984
                                                                     ------------
Finland (1.2%)
     Nokia Oyj                                             363,670         5,248
                                                                     ------------
France (9.1%)
*    Vivendi Universal SA                                  207,000         5,742
     Suez SA                                               235,000         4,892
     Total SA                                               22,000         4,194
     Pernod Ricard SA                                       27,760         3,550
     L'Air Liquide SA (Registered)                          18,700         3,092
     Societe Generale Class A                               32,800         2,787
     L'Oreal SA                                             31,709         2,533
     PSA Peugeot Citroen                                    44,500         2,478
     Sanofi-Synthelabo SA                                   32,370         2,052
     BNP Paribas SA                                         25,100         1,544
     Imerys SA                                              25,920         1,511
     Essilor International SA                               18,346         1,198
     Thales SA                                              32,000         1,171
     Publicis Groupe SA                                     32,266           955
     LVMH Louis Vuitton Moet Hennessy                       10,000           723
                                                                     ------------
                                                                          38,422
                                                                     ------------
Germany (2.7%)
     SAP AG                                                 17,990         2,982
     Porsche AG                                              3,915         2,620
     Adidas-Salomon AG                                      17,070         2,038
     Bayerische Motoren Werke AG                            32,320         1,430
     Metro AG                                               27,000   $     1,280
     Deutsche Bank AG                                       14,170         1,113
                                                                     ------------
                                                                          11,463
                                                                     ------------
Greece (0.2%)
     Greek Organization of Football Prognostics             51,200           966
                                                                     ------------
Hong Kong (2.7%)
     Swire Pacific Ltd. A Shares                           375,000         2,428
     CNOOC Ltd.                                          5,588,500         2,364
     Jardine Matheson Holdings Ltd.                        112,400         1,236
     Li & Fung Ltd.                                        678,000           991
     Cheung Kong Holdings Ltd.                             120,000           885
     Boc Hong Kong Holdings Ltd.                           467,500           797
     Hong Kong Exchanges & Clearing Ltd.                   370,000           759
     Sun Hung Kai Properties Ltd.                           74,000           607
     Hang Seng Bank Ltd.                                    36,000           462
     Television Broadcasts Ltd.                             90,167           386
     Beijing Datang Power Generation co. Ltd.              400,000           310
     Johnson Electric Holdings Ltd.                        144,000           147
                                                                     ------------
                                                                          11,372
                                                                     ------------
India (1.1%)
(3)  State Bank of India
     Warrants Exp. 12/23/2005                              112,100         1,059
(3)  Zee Telefilm Warrants Exp. 5/19/2006                  328,707           910
(3)  Canara Bank Ltd.
     Warrants Exp. 8/25/2006                               167,400           444
(3)  ICICI Bank Ltd. Warrants Exp. 4/13/2005                82,000           437
(3)  Oriental Bank of Commerce
     Warrants Exp. 8/8/2006                                 82,300           434
(3)  Merrill Lynch Ltd.-Oil and Natural Gas
     Warrants Exp. 3/9/2009                                 30,826           425
(3)  Housing Development Finance Corp.
     Warrants Exp. 2/10/2006                                29,300           332
(3)  State Bank of India
     Warrants Exp. 1/5/2006                                 35,216           330
(3)  ICICI Bank Ltd. Warrants Exp. 1/27/2009                30,596           164
                                                                     ------------
                                                                           4,535
                                                                     ------------
Indonesia (0.5%)
     PT Hanjaya Mandala Sampoerna Tbk                    1,650,000           895
     Bank Danamon PT                                     1,707,000           513
     PT Gudang Garam Tbk                                   329,154           480
*    PT Telekomunikasi Indonesia Tbk                       320,000           252
                                                                     ------------
                                                                           2,140
                                                                     ------------
Ireland (2.4%)
     Allied Irish Banks PLC (UK Shares)                    267,000         4,135
     Bank of Ireland (UK Shares)                           154,523         2,060
     Allied Irish Banks PLC                                131,049         2,025
*    Ryanair Holdings PLC ADR                               36,740         1,204
     Bank of Ireland                                        41,000           548
                                                                     ------------
                                                                           9,972
                                                                     ------------
Israel (0.5%)
     Teva Pharmaceutical Industries Ltd.
     Sponsored ADR                                          30,200         2,032
                                                                     ------------
Italy (3.1%)
     Telecom Italia SpA                                  1,841,886         5,726
     ENI SpA                                               132,000         2,621
     Riunione Adriatica di Sicurta SpA                      98,380         1,785
     Snam Rete Gas SpA                                     370,000         1,589
     Unicredito Italiano SpA                               254,200         1,256
                                                                     ------------
                                                                          12,977
                                                                     ------------

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value^
International Portfolio                                    Shares          (000)
--------------------------------------------------------------------------------
Japan (22.0%)
     Toyota Motor Corp.                                   188,900    $     7,652
     East Japan Railway Co.                                 1,210          6,787
     Mitsui & Co., Ltd.                                   798,000          5,975
     Ricoh Co.                                            281,000          5,975
     Canon, Inc.                                           88,000          4,637
     Takeda Chemical Industries Ltd.                       82,000          3,600
     Rohm Co., Ltd.                                        23,100          2,765
     Mitsubishi Corp.                                     280,000          2,720
     KDDI Corp.                                               450          2,573
     Asahi Glass Co., Ltd.                                247,000          2,568
     Mitsui Sumitomo Insurance Co.                        246,000          2,311
     Kyocera Corp.                                         25,500          2,164
     Nomura Holdings Inc.                                 143,000          2,117
     Nippon Telegraph and Telephone Corp.                     389          2,078
     Konica Minolta Holdings, Inc.                        138,000          1,905
     Yamanouchi Pharmaceuticals Co., Ltd.                  55,000          1,850
     Takashimaya Co.                                      145,000          1,677
     Sumitomo Electric Industries Ltd.                    164,000          1,673
     Japan Tobacco, Inc.                                      215          1,671
     Sankyo Co., Ltd.                                      40,800          1,664
     Daito Trust Construction Co., Ltd.                    40,000          1,540
     Ito-Yokado Co., Ltd.                                  35,000          1,498
     Keyence Corp.                                          6,500          1,482
(3)  Nippon Television Network
     Warrants Exp. 1/19/2007                                9,000          1,476
     Mabuchi Motor Co.                                     19,500          1,446
     Nippon Unipac Holding                                    260          1,361
     Bridgestone Corp.                                     72,000          1,353
     Tokyu Corp.                                          262,000          1,342
     SMC Corp.                                             12,300          1,330
     Kao Corp.                                             52,000          1,253
*    UFJ Holdings Inc.                                        281          1,241
     Nitto Denko Corp.                                     24,000          1,227
     Murata Manufacturing Co., Ltd.                        20,000          1,140
     Yamada Denki Co., Ltd.                                28,000          1,044
     Sumitomo Realty & Development Co.                     82,000          1,016
     Mitsui Osk Lines Ltd.                                187,000            984
     Mitsubishi Electric Corp.                            199,000            978
     Omron Corp.                                           39,000            913
     Honda Motor Co., Ltd.                                 18,000            868
     Denso Corp.                                           36,000            838
     Nippon Television Network Corp.                        5,040            827
     West Japan Railway Co.                                   180            726
     NGK Spark Plug Co.                                    71,000            681
     Promise Co., Ltd.                                      8,000            534
     Acom Co., Ltd.                                         8,000            520
     Aiful Corp.                                            4,000            418
     Toho Co., Ltd.                                         5,600             81
                                                                     ------------
                                                                          92,479
                                                                     ------------
Mexico (0.3%)
     America Movil SA de CV Series L ADR                   39,200          1,426
                                                                     ------------
Netherlands (2.3%)
     TPG NV                                               174,000          3,976
     Unilever NV                                           39,000          2,662
     Aegon NV                                             113,744          1,371
     Verenigde Nederlandse
     Uitgeversbedrijven NV                                 42,656          1,238
     Oce NV                                                26,575            430
                                                                     ------------
                                                                           9,677
                                                                     ------------
Russia (0.9%)
     OAO Lukoil Holding Sponsored ADR                      18,500          1,933
     YUKOS ADR                                             34,000          1,081
     Mobile Telesystems                                     5,800            708
                                                                     ------------
                                                                           3,722
                                                                     ------------
Singapore (0.4%)
     Noble Group Ltd.                                   1,040,000    $       568
     Venture Corp. Ltd.                                    48,000            502
     DBS Group Holdings Ltd.                               54,000            451
                                                                     ------------
                                                                           1,521
                                                                     ------------
South Africa (0.4%)
     Sasol Ltd.                                            82,600          1,292
     Anglo American Platinum Corp.                         10,800            413
                                                                     ------------
                                                                           1,705
                                                                     ------------
South Korea (3.5%)
     Samsung Electronics Co., Ltd.                         16,400          6,770
     Hyundai Motor Co. Ltd.                                69,000          2,654
     Shinsegae Co., Ltd.                                   10,000          2,406
(3)  Samsung Electronics Co., Ltd. GDR                      6,300          1,300
     Shinhan Financial Group Ltd.                          78,000          1,134
*    Kookmin Bank                                          20,000            621
                                                                     ------------
                                                                          14,885
                                                                     ------------
Spain (1.1%)
     Banco Popular Espanol SA                              34,245          1,934
     Altadis SA                                            60,000          1,854
     Industria de Diseno Textil SA                         33,801            776
                                                                     ------------
                                                                           4,564
                                                                     ------------
Sweden (2.8%)
*    Telefonaktiebolaget LM Ericsson
     AB Class B                                         1,083,660          3,194
     Atlas Copco AB A Shares                               71,410          2,650
     Skandinaviska Enskilda Banken
     AB A Shares                                          132,400          1,916
     Sandvik AB                                            52,240          1,782
     SKF AB B Shares                                       46,211          1,696
     Svenska Handelsbanken AB A Shares                     22,000            441
                                                                     ------------
                                                                          11,679
                                                                     ------------
Switzerland (4.4%)
     Nestle SA (Registered)                                23,400          6,241
     UBS AG                                                38,570          2,718
     Cie. Financiere Richemont AG                         101,000          2,637
*    Adecco SA (Registered)                                52,880          2,634
*    ABB Ltd.                                             481,380          2,633
     Zurich Financial Services AG                           9,000          1,421
                                                                     ------------
                                                                          18,284
                                                                     ------------
Taiwan (0.8%)
     Hon Hai Precision Industry Co., Ltd.                 527,080          1,959
     Quanta Computer Inc.                                 675,000          1,435
                                                                     ------------
                                                                           3,394
                                                                     ------------
United Kingdom (25.2%)
     Tesco PLC                                          2,317,000         11,188
     Vodafone Group PLC                                 4,493,600          9,840
     Shell Transport & Trading Co. PLC                  1,119,000          8,209
     Royal Bank of Scotland Group PLC                     282,100          8,124
     Cadbury Schweppes PLC                                540,000          4,659
     BG Group PLC                                         700,000          4,313
     Compass Group PLC                                    681,200          4,157
     Signet Group PLC                                   1,933,000          4,014
     GlaxoSmithKline PLC                                  171,000          3,461
     Kingfisher PLC                                       621,000          3,224
     Brambles Industries PLC                              680,354          2,628
     National Grid Transco PLC                            335,000          2,585
     Premier Farnell plc                                  555,000          2,484
     Carnival PLC                                          46,315          2,249
     Prudential PLC                                       249,000          2,143
     Reckitt Benckiser PLC                                 74,200          2,101
     Imperial Tobacco Group PLC                            94,000          2,025
     HBOS PLC                                             161,000          1,993
     Kidde PLC                                            899,600          1,950
     AstraZeneca Group PLC                                 39,000          1,750
     Bunzl PLC                                            209,000          1,743

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value^
International Portfolio                                    Shares          (000)
--------------------------------------------------------------------------------
     Centrica PLC                                         397,000        $ 1,616
     Barclays PLC                                         185,500          1,580
     Standard Chartered PLC                                84,400          1,374
     Man Group PLC                                         53,000          1,373
     Hilton Group PLC                                     265,000          1,326
     Rexam PLC                                            159,781          1,298
*    Cairn Energy PLC                                      47,363          1,211
     Next PLC                                              46,000          1,187
     Provident Financial PLC                              103,200          1,124
     Wolseley PLC                                          72,000          1,116
     Johnson Matthey PLC                                   60,219          1,006
     IMI PLC                                              148,000            997
     Royal & Sun Alliance Insurance
     Group PLC                                            658,000            984
     GKN PLC                                              210,400            956
     Kesa Electricals PLC                                 179,600            942
     British Sky Broadcasting Group PLC                    83,000            936
     Abbey National PLC                                    95,000            884
     Capita Group PLC                                     118,000            682
*    Celltech Group PLC                                    60,000            597
                                                                     -----------
                                                                         106,029
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (Cost $337,994)                                                     389,463
--------------------------------------------------------------------------------
                                                             Face
                                                           Amount
                                                            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.5%)(1)
Federal National Mortgage Assn.
(2)  1.05%, 7/14/2004                                     $ 1,500          1,499
Repurchase Agreements
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     1.47%, 7/1/2004--Note F                               29,052         29,052
     1.47%, 7/1/2004                                       30,676         30,676
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (Cost $61,227)                                                       61,227
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.2%)
     (Cost $399,221)                                                     450,690
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       2,667
Security Lending Collateral Payable to Brokers--Note F                  (29,052)
Other Liabilities                                                        (4,019)
                                                                      ----------
                                                                        (30,404)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 31,855,506 outstanding $.001
       par value shares of beneficial interest
       (unlimited authorization)                                        $420,286
================================================================================
NET ASSET VALUE PER SHARE                                                 $13.19
================================================================================

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.1% and 10.1%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
(3)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the aggregate value of these securities was $7,311,000, representing 1.7% of net assets.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

--------------------------------------------------------------------------------
                                                                 Amount      Per
                                                                  (000)    Share
--------------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                $402,962   $12.64
Undistributed Net Investment Income                               4,478      .14
Accumulated Net Realized Losses                                (38,733)   (1.22)
Unrealized Appreciation (Depreciation)
Investment Securities                                            51,469     1.62
Futures Contracts                                                  (81)       --
Foreign Currencies and Forward Currency Contracts                   191      .01
--------------------------------------------------------------------------------
NET ASSETS                                                     $420,286   $13.19
================================================================================

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

STATEMENT OF OPERATIONS

-----------------------------------------------------------------------
                                                International Portfolio
                                         Six Months Ended June 30, 2004
                                                                  (000)
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends*                                                      $ 5,563
Interest                                                            136
Security Lending                                                    136
-----------------------------------------------------------------------
Total Income                                                      5,835
-----------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B
Basic Fee                                                           240
Performance Adjustment                                              (8)
The Vanguard Group--Note C
Management and Administrative                                       406
Marketing and Distribution                                           28
Custodian Fees                                                      142
Shareholders' Reports                                                13
-----------------------------------------------------------------------
Total Expenses                                                      821
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             5,014
-----------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                                       13,206
Futures Contracts                                                 1,774
Foreign Currencies and Forward Currency Contracts                 (490)
-----------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                         14,490
-----------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities                                           (4,855)
Futures Contracts                                                 (635)
Foreign Currencies and Forward Currency Contracts                  (68)
-----------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)                                                  (5,558)
-----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                       $13,946
=======================================================================

*Dividends are net of foreign withholding taxes of $674,000.

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                  International Portfolio
                                                  -----------------------
                                              Six Months Ended        Year Ended
                                                 June 30, 2004     Dec. 31, 2003
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                              $     5,014     $       4,527
Realized Net Gain (Loss)                                14,490          (21,910)
Change in Unrealized Appreciation
(Depreciation)                                         (5,558)            99,900
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                               13,946            82,517
--------------------------------------------------------------------------------
Distributions
Net Investment Income                                  (4,675)           (3,206)
Realized Capital Gain                                       --                --
--------------------------------------------------------------------------------
Total Distributions                                    (4,675)           (3,206)
--------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                  74,777           124,317
Issued in Lieu of Cash Distributions                     4,675             3,206
Redeemed                                              (20,083)          (65,548)
--------------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                              59,369            61,975
--------------------------------------------------------------------------------
Total Increase (Decrease)                               68,640           141,286
--------------------------------------------------------------------------------
Net Assets
Beginning of Period                                    351,646           210,360
--------------------------------------------------------------------------------
End of Period                                         $420,286          $351,646
================================================================================

1Shares Issued (Redeemed)
Issued                                                   5,653            11,788
Issued in Lieu of Cash Distributions                       354               349
Redeemed                                               (1,539)           (6,506)
--------------------------------------------------------------------------------
Net Increase (Decrease) in
Shares Outstanding                                       4,468             5,631
================================================================================

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

International Portfolio
------------------------------------------------------------------------------------------------
                                                Year Ended   Oct. 1 to
For a Share Outstanding     Six Months Ended   December 31,    Dec. 31, Year Ended September 30,
  Throughout Each Period       June 30, 2004    2003     2002    2001*     2001    2000     1999
------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                 $12.84  $ 9.67   $12.37   $10.98   $16.96  $15.58   $12.96
------------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                    .15    .155     .160      .01      .27     .25      .23
Net Realized and Unrealized
  Gain (Loss) on Investments             .36   3.160  (2.175)     1.38   (4.64)    1.80     2.59
------------------------------------------------------------------------------------------------
Total from Investment Operations         .51   3.315  (2.015)     1.39   (4.37)    2.05     2.82
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net Investment Income   (.16)  (.145)   (.280)       --    (.24)   (.21)    (.20)
Distributions from Realized
  Capital Gains                           --      --   (.405)       --   (1.37)   (.46)       --
Total Distributions                    (.16)  (.145)   (.685)       --   (1.61)   (.67)    (.20)
Net Asset Value, End of Period        $13.19  $12.84   $ 9.67   $12.37   $10.98  $16.96   $15.58
================================================================================================
Total Return                           3.97%  34.88%  -17.25%   12.66%  -28.15%  13.62%   21.97%
================================================================================================

Ratios/Supplemental Data
Net Assets, End of Period (Millions)    $420    $352     $210     $258     $234    $365     $272
Ratio of Total Expenses to
  Average Net Assets**                0.42%†   0.47%    0.53%   0.43%†    0.43%   0.38%    0.46%
Ratio of Net Investment Income
  to Average Net Assets               2.56%†   1.79%    1.45%   0.12%†    1.42%   1.48%    1.51%
Portfolio Turnover Rate                 44%†     62%      37%      11%      50%     41%      39%
================================================================================================

*The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.05%, 0.03%, 0.02%, 0.00%, and 0.00%.
† Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the portfolio’s fair value procedures, exchange rates may be adjusted if they change significantly before the portfolio’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.     Futures and Forward Currency Contracts: The portfolio uses MSCI Pan-Euro Index and Topix Index futures contracts to a limited extent, with the objective of maintaining exposure to the European and Japanese stock markets while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates, or to provide the appropriate currency exposure related to any open futures contracts. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. Relative performance is measured over the preceding three years for Schroder and for the period since March 31, 2003, for Baillie Gifford.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio’s average net assets, before a decrease of $8,000 based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $59,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2004, the portfolio realized net foreign currency losses of $81,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2003, the portfolio had available realized losses of $52,904,000 to offset future net capital gains of $5,482,000 through December 31, 2009, $24,264,000 through December 31, 2010, and $23,158,000 through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2004; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $51,469,000, consisting of unrealized gains of $61,122,000 on securities that had risen in value since their purchase and $9,653,000 in unrealized losses on securities that had fallen in value since their purchase.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At June 30, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:

---------------------------------------------------------------------------
                                                          (000)
                                                ---------------------------
                                                 Aggregate       Unrealized
                                  Number of     Settlement     Appreciation
Futures Contracts            Long Contracts          Value   (Depreciation)
---------------------------------------------------------------------------
MSCI Pan-Euro Index                     689        $13,875           $(226)
Topix Index                              44          4,815              145
---------------------------------------------------------------------------

At June 30, 2004, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

---------------------------------------------------------------------------
                                                  (000)
                                  -----------------------------------------
                                  Contract Amount
                                  ---------------
                                                                 Unrealized
Contract                                                       Appreciation
Settlement Date                 Receive         Deliver      (Depreciation)
---------------------------------------------------------------------------
9/22/2004                EUR     11,567   USD    14,056                $160
9/15/2004                JPY    508,080   USD     4,671                  26
---------------------------------------------------------------------------

EUR—Euro.
JPY—Japanese yen.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The portfolio had net unrealized foreign currency gains of $5,000 resulting from the translation of other assets and liabilities at June 30, 2004.

E.     During the six months ended June 30, 2004, the portfolio purchased $133,834,000 of investment securities and sold $79,969,000 of investment securities other than temporary cash investments.

F.     The market value of securities on loan to broker/dealers at June 30, 2004, was $27,524,000, for which the portfolio held cash collateral of $29,052,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

VANGUARD® REIT INDEX PORTFOLIO

Real estate investments provided decent returns in the first half of 2004. The 5.0% return of the REIT Index Portfolio fell slightly below the 5.2% return of the portfolio’s target index (which incurs no operating or transaction costs). The portfolio’s performance slightly trailed the return of the average real estate fund.

The table below shows the returns of your portfolio and its comparative standards over the past six months. Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REAL ESTATE MARKETS FOLLOWED THE LEAD OF INTEREST RATES

REITs, which have traditionally been used by investors to diversify the investment risks of a stock

--------------------------------------------------------------------------
Total Returns                                            Six Months Ended
                                                            June 30, 2004
--------------------------------------------------------------------------
REIT Index Portfolio                                                 5.0%
Morgan Stanley REIT Index                                             5.2
Target REIT Composite*                                                5.1
Average Real Estate Fund**                                            5.6
--------------------------------------------------------------------------
*The Target REIT Composite consists of the Morgan
Stanley REIT Index adjusted to include a 2% cash
position (Lipper Money Market Average).
**Derived from data provided by Lipper Inc.

portfolio in all types of market conditions, became immensely popular in the stock market downturn of 2000–2002. Since then, their rich dividend yields have also appealed to income-oriented investors searching for alternatives to low money market and bond yields.

The first half of 2004 was marked by two distinctly different periods for REITs. The Morgan Stanley REIT Index posted an excellent first-quarter return of 12.0%. However, the picture changed sharply in the second quarter due to rising interest rates, and the index declined –6.1%. Just as interest rate fears restrained the returns from other income-oriented investments, these fears also dampened returns from REITs.

On the positive side, office REITs did well, as office vacancy rates have fallen due to rising employment, expectations for an improving economy, and declining construction of new office space. Retail REITs—which include regional malls, strip-mall centers, and outlet centers, and make up the largest subsector of the index—also performed well, driven by steady consumer spending. On the negative side, apartment REITs were still fighting the effects of low mortgage interest rates (which drive up home ownership) and overbuilding in some markets. The portfolio’s shortfall relative to the average real estate fund was largely the result of better performances by some REITs that are not components of the index.

CHOOSE YOUR COURSE AND STICK TO IT

The financial markets can be very difficult to navigate. Indeed, their ups and downs can make the process of reaching your goals seem indirect at best. But, as we have advised investors for years, the most productive response to this uncertainty is to have reasonable expectations and maintain a balanced portfolio that meets your needs and risk tolerance. Over the long run, a prudent, balanced approach allows you to participate in the markets’ gains while cushioning the effects of the markets’ darker days.

The REIT Index Portfolio can be a valuable component of a balanced portfolio, providing diversification benefits through low-cost exposure to an important segment of the U.S. equity market. We appreciate your ongoing confidence in Vanguard, and we thank you for entrusting your hard-earned money to us.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

PORTFOLIO PROFILE

REIT INDEX PORTFOLIO
As of June 30, 2004

------------------------------------------------------------------------------
Portfolio Characteristics
                                                           Target       Broad
                                           Portfolio       Index*     Index**
------------------------------------------------------------------------------
Number of Stocks                                 117          117       5,064
Median Market Cap                              $2.9B        $2.9B      $27.1B
Price/Earnings Ratio                           29.2x        29.2x       22.5x
Price/Book Ratio                                2.0x         2.0x        2.8x
Yield                                          5.5%+         5.5%        1.6%
Return on Equity                                9.4%         9.4%       15.7%
Earnings Growth Rate                           -2.2%        -2.2%        6.7%
Foreign Holdings                                0.0%         0.0%        0.9%
Turnover Rate                                  33%++           --          --
Expense Ratio                                0.31%++           --          --
Short-Term Reserves                               2%           --          --
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Volatility Measures
                                              Target                    Broad
                              Portfolio       Index*    Portfolio     Index**
------------------------------------------------------------------------------
R-Squared                          1.00         1.00         0.16        1.00
Beta                               0.98         1.00         0.36        1.00
------------------------------------------------------------------------------

-------------------------------------------------------------------
Portfolio Allocation by REIT Type
-------------------------------------------------------------------

Retail                                                         28%
Office                                                          18
Apartments                                                      17
Industrial                                                      15
Diversified                                                     12
Health Care                                                      5
Hotels                                                           5
-------------------------------------------------------------------
Total                                                         100%
-------------------------------------------------------------------

-------------------------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)
Equity Office Properties Trust REIT                                             5.0%
Simon Property Group, Inc. REIT                                                  4.8
Equity Residential REIT                                                          3.8
Vornado Realty Trust REIT                                                        3.1
General Growth Properties Inc. REIT                                              3.0
ProLogis REIT                                                                    2.7
Public Storage, Inc. REIT                                                        2.7
Archstone-Smith Trust REIT                                                       2.6
Boston Properties, Inc. REIT                                                     2.4
Kimco Realty Corp. REIT                                                          2.3
-------------------------------------------------------------------------------------
Top Ten                                                                        32.4%
-------------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Investment Focus

*Morgan Stanley REIT Index.
**Dow Jones Wilshire 5000 Index.
† This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of such return of capital is determined by each REIT only after its fiscal year-end.
††Annualized.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest, dividends, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

PERFORMANCE SUMMARY

REIT INDEX PORTFOLIO
As of June 30, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

FISCAL-YEAR TOTAL RETURNS(%) FEBRUARY 9, 1999-JUNE 30, 2004

*Six months ended June 30, 2004.
Note: See Financial Highlights table for dividend and capital gains information.

-----------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2004
                                                                 Since Inception
                                                         --------------------------------
                                             One     Five
                         Inception Date     Year    Years   Capital     Income      Total
-----------------------------------------------------------------------------------------
REIT Index Portfolio           2/9/1999   25.40%   13.77%    10.75%      3.37%     14.12%
-----------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

ABOUT YOUR PORTFOLIO’S EXPENSES

REIT INDEX PORTFOLIO
As of June 30, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a return of 5% before expenses during

--------------------------------------------------------------------------------------------
Six Months Ended June 30, 2004
                                        Beginning            Ending                Expenses
                                    Account Value     Account Value             Paid During
REIT Index Portfolio                   12/31/2003         6/30/2004                 Period*
--------------------------------------------------------------------------------------------
Based on
Actual Portfolio Return                    $1,000            $1,050                   $1.59
Based on
Hypothetical 5% Return                     $1,000            $1,048                   $1.58
--------------------------------------------------------------------------------------------
*Expenses are equal to the portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

-----------------------------------------------------------------------------------------
Annualized Expense Ratios:
Your portfolio compared with its peer group
                                                                                 Average
                                                                             Real Estate
                                                      Portfolio                     Fund
-----------------------------------------------------------------------------------------
REIT Index Portfolio                                      0.31%                   1.66%*
-----------------------------------------------------------------------------------------
*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

FINANCIAL STATEMENTS (unaudited)
STATEMENT OF NET ASSETS

As of June 30, 2004

---------------------------------------------------------------------------------------
                                                                                Market
                                                                                Value^
REIT Index Portfolio                                    Shares                   (000)
---------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.3%)
       Equity Office Properties Trust REIT             555,039      $           15,097
       Simon Property Group, Inc. REIT                 281,590                  14,479
       Equity Residential REIT                         385,239                  11,453
       Vornado Realty Trust REIT                       164,993                   9,423
       General Growth Properties Inc. REIT             301,215                   8,907
       ProLogis REIT                                   250,460                   8,245
       Public Storage, Inc. REIT                       176,956                   8,142
       Archstone-Smith Trust REIT                      269,031                   7,891
       Boston Properties, Inc. REIT                    145,751                   7,299
       Kimco Realty Corp. REIT                         153,252                   6,973
       Rouse Co. REIT                                  141,623                   6,727
       Duke Realty Corp. REIT                          190,819                   6,070
*      Host Marriott Corp. REIT                        483,156                   5,972
       Avalonbay Communities, Inc. REIT                 98,466                   5,565
       Developers Diversified Realty Corp. REIT        140,592                   4,973
       Liberty Property Trust REIT                     115,666                   4,651
       Health Care Properties Investors REIT           181,953                   4,374
       Apartment Investment & Management Co.
       Class A REIT                                    129,461                   4,030
       Chelsea Property Group REIT                      60,513                   3,947
       Hospitality Properties Trust REIT                92,923                   3,931
       AMB Property Corp. REIT                         113,264                   3,922
       The Macerich Co. REIT                            81,529                   3,903
       Weingarten Realty Investors REIT                118,250                   3,699
       Regency Centers Corp. REIT                       83,633                   3,588
       Catellus Development Corp. REIT                 142,400                   3,510
       United Dominion Realty Trust REIT               176,251                   3,486
       Mack-Cali Realty Corp. REIT                      83,152                   3,441
       Trizec Properties, Inc. REIT                    209,327                   3,404
       Mills Corp. REIT                                 69,800                   3,260
       New Plan Excel Realty Trust REIT                137,633                   3,215
       Federal Realty Investment Trust REIT             71,352                   2,968
       Pan Pacific Retail Properties, Inc. REIT         55,919                   2,825
       Ventas, Inc. REIT                               115,650                   2,701
       Arden Realty Group, Inc. REIT                    90,455                   2,660
       Camden Property Trust REIT                       55,276                   2,532
       Reckson Associates Realty Corp. REIT             91,166                   2,503
       SL Green Realty Corp. REIT                       52,840                   2,473
       CenterPoint Properties Corp. REIT                32,049                   2,460
       HRPT Properties Trust REIT                      245,234                   2,455
       BRE Properties Inc. Class A REIT                 69,105                   2,401
       Shurgard Storage Centers, Inc. Class A REIT      63,131                   2,361
       CBL & Associates Properties, Inc. REIT           41,992                   2,310
       Health Care Inc. REIT                            70,475                   2,291
       Realty Income Corp. REIT                         54,853                   2,289
       CarrAmerica Realty Corp. REIT                    74,930                   2,265
       Healthcare Realty Trust Inc. REIT                59,365                   2,225
       Cousins Properties, Inc. REIT                    67,480                   2,223
       Crescent Real Estate, Inc. REIT                 137,507                   2,217
       Essex Property Trust, Inc. REIT                  31,570                   2,158
       American Financial Realty Trust REIT            150,537                   2,151
       First Industrial Realty Trust REIT               56,303                   2,076
       Prentiss Properties Trust REIT                   61,099                   2,048
       Home Properties, Inc. REIT                       45,000                   1,754
       Equity One, Inc. REIT                            96,621                   1,747
       Heritage Property Investment Trust REIT          64,455                   1,744
       Highwood Properties, Inc. REIT                   74,030                   1,740
       Nationwide Health Properties, Inc. REIT          91,957                   1,738
       Brandywine Realty Trust REIT                     63,200                   1,718
       Washington REIT                                  57,490                   1,689
       Pennsylvania REIT                                49,291                   1,688
       Post Properties, Inc. REIT                       54,750                   1,596
       Taubman Co. REIT                                 69,598                   1,593
       Alexandria Real Estate Equities, Inc. REIT       26,897                   1,527
       Senior Housing Properties Trust REIT             87,527                   1,470
       Capital Automotive REIT                          49,948                   1,465
       Maguire Properties, Inc. REIT                    58,844                   1,458
       Colonial Properties Trust REIT                   36,886                   1,421
       Gables Residential Trust REIT                    40,264                   1,368
       Kilroy Realty Corp. REIT                         39,127                   1,334
       Lexington Corporate Properties Trust REIT        66,206                   1,318
       PS Business Parks, Inc. REIT                     30,056                   1,209
       Commercial Net Lease Realty REIT                 70,153                   1,207
       Corporate Office Properties Trust, Inc. REIT     46,080                   1,145
       Summit Properties, Inc. REIT                     43,330                   1,111
       Glimcher Realty Trust REIT                       48,669                   1,077
       Entertainment Properties Trust REIT              29,844                   1,067
       Mid-America Apartment Communities, Inc. REIT     27,792                   1,053
       Manufactured Home Communities, Inc. REIT         31,522                   1,046
       AMLI Residential Properties Trust REIT           34,977                   1,026
       Keystone Property Trust REIT                     42,250                   1,015
       Sun Communities, Inc. REIT                       26,274                     989
*      FelCor Lodging Trust, Inc. REIT                  81,544                     987
       EastGroup Properties, Inc. REIT                  28,700                     966
       LaSalle Hotel Properties REIT                    36,994                     903
       Koger Equity, Inc. REIT                          36,869                     852
       Getty Realty Holding Corp. REIT                  33,876                     852
       Glenborough Realty Trust, Inc. REIT              43,571                     800
       Sovran Self Storage, Inc. REIT                   20,423                     780
       Tanger Factory Outlet Centers, Inc. REIT         18,470                     722
       Saul Centers, Inc. REIT                          21,984                     706
       Cornerstone Realty Income Trust, Inc. REIT       77,246                     677
       Bedford Property Investors, Inc. REIT            22,774                     666
       Parkway Properties Inc. REIT                     14,939                     664
       Omega Healthcare Investors, Inc. REIT            64,150                     644
       Town & Country Trust REIT                        23,972                     605
       Investors Real Estate Trust REIT                 56,238                     584
       Equity Inns, Inc. REIT                           62,137                     577
       Price Legacy Corp. REIT                          30,723                     567
       Ramco-Gershenson Properties Trust REIT           23,001                     557
       Innkeepers USA Trust REIT                        51,385                     530
       Kramont Realty Trust REIT                        33,075                     529
       Acadia Realty Trust REIT                         37,624                     517
       U.S. Restaurant Properties, Inc. REIT            30,955                     470
       Universal Health Realty Income REIT              16,382                     470
       Correctional Properties Trust REIT               15,315                     448
       Urstadt Biddle Properties Class A REIT           25,817                     382
       Winston Hotels, Inc. REIT                        36,630                     379
       Mission West Properties Inc. REIT                24,714                     299
       Cedar Shopping Centers, Inc.                     22,900                     263
       One Liberty Properties, Inc. REIT                13,000                     236
       Associated Estates Realty Corp. REIT             26,690                     215
       American Land Lease, Inc. REIT                    9,642                     182
*      Boykin Lodging Co. REIT                          23,658                     181
       Hersha Hospitality Trust REIT                    18,235                     180
       Sizeler Property Investors, Inc. REIT            17,754                     164
       Monmouth Real Estate Investment Corp. REIT       20,899                     163
       United Mobile Homes, Inc. REIT                   11,575                     152
---------------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
       (Cost $254,685)                                                         295,351
---------------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

---------------------------------------------------------------------------------------
                                                         Face                   Market
                                                       Amount                   Value^
REIT Index Portfolio                                    (000)                    (000)
---------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.0%)
---------------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
1.47%, 7/1/2004
(Cost $5,984)                                          $5,984        $           5,984
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
(Cost $260,669)                                                                301,335
---------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
---------------------------------------------------------------------------------------
Other Assets--Note B                                                              1,721
Liabilities                                                                    (2,516)
                                                                                 (795)
---------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------
Applicable to 18,598,690 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                                     $300,540
=======================================================================================
NET ASSET VALUE PER SHARE                                                       $16.16
=======================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.

-------------------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------
                                                   Amount                        Per
                                                    (000)                      Share
-------------------------------------------------------------------------------------
Paid-in Capital                                  $241,177                     $12.96
Undistributed Net
Investment Income                                   6,296                        .34
Accumulated Net Realized Gains                     12,401                        .67
Unrealized Appreciation                            40,666                       2.19
-------------------------------------------------------------------------------------
NET ASSETS                                       $300,540                     $16.16
=====================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

STATEMENT OF OPERATIONS

---------------------------------------------------------------------------------------------
                                                                        REIT Index Portfolio
                                                              Six Months Ended June 30, 2004
                                                                                       (000)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends                                                                       $      7,082
Interest                                                                                  28
Security Lending                                                                           3
---------------------------------------------------------------------------------------------
Total Income                                                                           7,113
---------------------------------------------------------------------------------------------
Expenses
The Vanguard Group--Note B
Investment Advisory Services                                                              34
Management and Administrative                                                            374
Marketing and Distribution                                                                25
Custodian Fees                                                                            25
Shareholders' Reports                                                                     10
---------------------------------------------------------------------------------------------
Total Expenses                                                                           468
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                  6,645
---------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
ON INVESTMENT SECURITIES SOLD                                                         12,434
---------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES                                                             (6,954)
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                            $12,125
=============================================================================================

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------
                                                           REIT Index Portfolio
                                                    Six Months Ended              Year Ended
                                                       June 30, 2004           Dec. 31, 2003
                                                               (000)                   (000)
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                    $     6,645                 $ 8,794
Realized Net Gain (Loss)                                      12,434                   5,957
Change in Unrealized Appreciation
(Depreciation)                                               (6,954)                  54,638
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                     12,125                  69,389
---------------------------------------------------------------------------------------------
Distributions
Net Investment Income                                        (9,031)                 (7,724)
Realized Capital Gain*                                       (5,988)                 (6,000)
---------------------------------------------------------------------------------------------
Total Distributions                                         (15,019)                (13,724)
---------------------------------------------------------------------------------------------
Capital Share Transactions1
Issued                                                        45,203                  93,385
Issued in Lieu of Cash Distributions                          15,019                  13,724
Redeemed                                                    (53,941)                (45,622)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) from
Capital Share Transactions                                     6,281                  61,487
---------------------------------------------------------------------------------------------
Total Increase (Decrease)                                      3,387                 117,152
---------------------------------------------------------------------------------------------
Net Assets
Beginning of Period                                          297,153                 180,001
---------------------------------------------------------------------------------------------
End of Period                                               $300,540                $297,153
=============================================================================================

1Shares Issued (Redeemed)
Issued                                                         2,731                   6,743
Issued in Lieu of Cash Distributions                             889                   1,119
Redeemed                                                     (3,490)                 (3,412)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Shares Outstanding                                               130                   4,450
=============================================================================================
*Includes fiscal 2004 and 2003 short-term gain distributions of $491,000 and
$138,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

REIT Index Portfolio
------------------------------------------------------------------------------------------------
                                         Six      Year Ended    Oct. 1 to   Year Ended  Feb8* to
For a Share Outstanding         Months Ended     December 31,    Dec. 31, September 30, Sept.30,
Throughout Each Period         June 30, 2004      2003    2002      2001*   2001    2000    1999
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  $16.09    $12.84  $13.03     $12.44 $11.61  $ 9.85  $10.00
------------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                   .329      .490     .38        .14    .45     .43     .28
Net Realized and Unrealized
 Gain (Loss) on Investments             .506     3.755     .10        .45    .79    1.57   (.43)
------------------------------------------------------------------------------------------------
Total from Investment Operations        .835     4.245     .48        .59   1.24    2.00   (.15)
------------------------------------------------------------------------------------------------
Distributions
Dividends from Net Investment Income  (.460)    (.560)   (.50)         --  (.37)   (.23)      --
Distributions from Realized
Capital Gains                         (.305)    (.435)   (.17)         --  (.04)   (.01)      --
------------------------------------------------------------------------------------------------
Total Distributions                   (.765)    (.995)   (.67)         --  (.41)   (.24)      --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $16.16    $16.09  $12.84     $13.03 $12.44  $11.61  $ 9.85
================================================================================================

Total Return                           4.98%    35.48%   3.53%      4.74% 11.02%  20.79%  -1.50%
================================================================================================

Ratios/Supplemental Data
Net Assets, End of Period (Millions)    $301      $297    $180        $96    $84     $47     $21
Ratio of Total Expenses
to Average Net Assets                 0.31%+     0.36%   0.39%     0.39%+  0.39%   0.47%  0.27%+
Ratio of Net Investment Income
to Average Net Assets                 4.35%+     3.97%   4.93%     6.27%+  5.81%   6.30%  6.26%+
Portfolio Turnover Rate                 33%+       12%     20%         3%    10%      6%      4%
================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Initial share purchase date. All assets were held in money market  instruments until February 9, 1999, when performance measurement begins.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m.Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities.

Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Dividend income is recorded on the ex-dividend date.

Dividend income is recorded at management’s estimate of the income included in distributions received from the portfolio’s REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2004, the portfolio had contributed capital of $43,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $40,666,000, consisting of unrealized gains of $45,930,000 on securities that had risen in value since their purchase and $5,264,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the six months ended June 30, 2004, the portfolio purchased $50,635,000 of investment securities and sold $50,646,000 of investment securities other than temporary cash investments.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

                    Position(s) Held with
Name                Fund (Number of
(Year of Birth)     Vanguard Funds
Trustee/Officer     Overseen by
Since               Trustee/Officer)     Principal Occupation(s) During the Past Five
                                         Years
-------------------------------------------------------------------------------------------
John J. Brennan*
(1954)               Chief Executive     Chairman of the Board, Chief Executive
May 1987             Officer,            Officer, and Director/Trustee of The
                     and Trustee         Vanguard Group, Inc. and of each of
                     (131)               the investment companies served by
                                         The Vanguard Group.
-----------------------------------------------------------------------------------------
INDEPENDENT         TRUSTEES
Charles D. Ellis    Trustee              The Partners of `63 (pro bono ventures
(1937)              (131)                in education); Senior Advisor to
January 2001                             Greenwich Associates (international
                                         business strategy consulting);
                                         Successor Trustee of Yale University;
                                         Overseer of the Stern School of Business
                                         at New York University; Trustee of the
                                         Whitehead Institute for Biomedical Research.
-----------------------------------------------------------------------------------------
Rajiv L. Gupta      Trustee              Chairman and Chief Executive Officer
(1945)              (131)                (since October 1999), Vice Chairman
December 2001                            (January-September 1999),
                                         and Vice President (prior to September.
                                         1999) of Rohm and Haas Co. (chemicals);
                                         Director of Technitrol, Inc
                                         (electronic components), and Agere
                                         Systems (communications components);
                                         Board Member of the
                                         American Chemistry Council; Trustee of
                                         Drexel University.
-----------------------------------------------------------------------------------------
JoAnn Heffernan     Trustee              Vice President, Chief Information Officer,
Heisen              (131)                and Member of the Executive Committee of
(1950)                                   Johnson & Johnson
July 1998                                (pharmaceuticals/consumer products);
                                         Director of the University Medical Center at
                                         Princeton and Women's
                                         Research and Education Institute.
-----------------------------------------------------------------------------------------
Burton G. Malkiel   Trustee              Chemical Bank Chairman's Professor of
(1932)              (129)                Economics, Princeton University; Director
May 1977                                 of Vanguard Investment
                                         Series plc (Irish investment fund) (since
                                         November 2001), Vanguard Group
                                         (Ireland) Limited (Irish investment
                                         management firm) (since November 2001),
                                         Prudential Insurance Co. of America, BKF
                                         Capital (investment management),
                                         The Jeffrey Co. (holding company), and
                                         NeuVis, Inc. (software company).
-----------------------------------------------------------------------------------------
Alfred M. Rankin, Jr.    Trustee         Chairman, President, Chief Executive
(1941)                   (131)           Officer, and Director of NACCO Industries,
January 1993                             Inc. (forklift trucks/
                                         housewares/lignite); Director of Goodrich
                                         Corporation (industrial products/aircraft
                                         systems and services);
                                         Director of Standard Products Company
                                         (supplier for the automotive industry) until
                                         1998.
-----------------------------------------------------------------------------------------
J. Lawrence Wilson       Trustee         Retired Chairman and Chief Executive
(1936)                   (131)           Officer of Rohm and Haas Co. (chemicals);
April 1985                               Director of Cummins Inc.
                                         (diesel engines), MeadWestvaco Corp.
                                         (paper products), and AmerisourceBergen
                                         Corp. (pharmaceutical
                                         distribution); Trustee of Vanderbilt
                                         University.
-----------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary         Managing Director and General Counsel of
(1951)                (131)             The Vanguard Group, Inc.; Secretary of The
June 2001                               Vanguard Group and of each of the
                                        investment companies served by The
                                        Vanguard Group.
-----------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer         Principal of The Vanguard Group, Inc.;
(1957)                (131)             Treasurer of each of the investment
July 1998                               companies served by The Vanguard Group.

-----------------------------------------------------------------------------------------

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940. More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology.
James H. Gately, Investment Programs and Services.
Kathleen C. Gubanich, Human Resources.
F. William McNabb, III, Client Relationship Group.
Michael S. Miller, Planning and Development.
Ralph K. Packard, Finance.
George U. Sauter, Chief Investment Officer.
---------------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
---------------------------------------------------------------------------------------

Post Office Box 2600
Valley Forge, PA 19482-2600

About Our Cover
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

Vanguard, The Vanguard Group, Vanguard.com, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500 ® and Standard & Poor’s 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds.

Russell is a registered trademark of The Frank Russell Company.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com®. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling 1-800-662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Annuity and Insurance
Services
1-800-522-5555

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q692 082004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a)  Disclosure  Controls  and  Procedures.  The  Principal  Executive  and
Financial  Officers  concluded  that the  Registrant's  Disclosure  Controls and
Procedures are effective  based on their  evaluation of the Disclosure  Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal  Controls.  There were no significant  changes in Registrant's internal  controls or in other  factors  that could  significantly  affect these controls  subsequent to the date of their  evaluation,  including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD VARIABLE INSURANCE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  August 16, 2004

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

       VANGUARD VARIABLE INSURANCE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  August 16, 2004

       VANGUARD VARIABLE INSURANCE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  August 16, 2004

*By Power of  Attorney.  See File Number  2-57689,  filed on December  26, 2002.
Incorporated by Reference.